UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05159

RS Investment Trust

(Exact name of registrant as specified in charter)

388 Market Street San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

Terry R. Otton

c/o RS Investments

388 Market Street

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-766-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

2009 Annual Report

All data as of December 31, 2009

RS Growth Funds

Class A, B, C, K, and Y Shares

•	RS Small Cap Growth Fund

•	RS Select Growth Fund

•	RS Mid Cap Growth Fund

•	RS Growth Fund

•	RS Technology Fund

•	RS Small Cap Equity Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Growth | International | Fixed Income

RS Funds provide clients with access to four deep and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

RS Value Funds	RS Growth Funds	RS Fixed Income Funds
RS Partners Fund*	RS Small Cap Growth Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Select Growth Fund	RS Low Duration Bond Fund
RS Large Cap Alpha Fund	RS Mid Cap Growth Fund	RS High Yield Bond Fund
RS Investors Fund	RS Growth Fund	RS Tax-Exempt Fund
RS Global Natural Resources Fund	RS Technology Fund	RS High Yield Municipal Bond Fund
	RS Small Cap Equity Fund**	RS Floating Rate Fund
RS International Funds		RS Strategic Income Fund
RS International Growth Fund	Other RS Funds	RS Money Market Fund
RS Emerging Markets Fund	RS S&P 500 Index Fund

*	RS Partners Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. Please see the prospectus for more information.
**	Closed to new investors.

CEO’S LETTER

Terry R. Otton CEO, RS Investments

Dear Fellow Shareholder,

Thank you for your continued investment with RS Investments. We sincerely appreciate your choice of RS Investments as your trusted investment partner. As stewards of your capital, our goal of maintaining your confidence remains at the forefront of every decision we make.

Over the last 24 years — through all the economic ups and downs — RS Investments has remained committed to your long-term success and focused on deep fundamental research as the means to help you get there. We apply a long-term view to every investment we make — whether it’s in a company in one of our mutual funds or in our people who work on your behalf.

Benefit from Our Strengths

Over the last three years, in particular, the financial markets have experienced periods of extreme volatility, the likes of which have not been seen in 70 years. Through this challenging time, our shareholders have benefited from the financial strength of our firm, which has allowed us to continue to reinvest in our most important resource, our people, and from our constant focus on aligning our interests with yours. Our history of results and continued investment in our core strengths serve as evidence that RS Investments is in a better position to meet our investors’ needs than at any other time in our long history.

As we have grown our business over the years, we have worked hard to align our own goals with yours. As evidence of this, directors, employees and portfolio managers at RS Investments have invested $50 million in the investment strategies we manage, right alongside our shareholders and clients. RS employees have a significant ownership stake in our business, and our majority owner, The Guardian Life Insurance Company of America, a well-respected 150-year-old mutual insurance company, provides further stability and strategic long-term resources. We are all in this, together with you, for the long term.

Over the last several years, virtually every functional area of our firm has benefited from investments in people, technology, and training. Even last year, during a time when many other firms were unable or unwilling to hire, we further strengthened our research capabilities by hiring experienced professionals. Each of our new investment team members brings high quality of character and depth of experience, adding meaningfully to our already strong bench of investment talent.

“Best of the Decade” Honors

Recently, The Wall Street Journal1 recognized RS Partners Fund as one of the “Best Funds of the Decade.” This recognition is particularly rewarding as it comes on the heels of one of the most challenging decades for investing in the history of modern capital markets. We credit the Fund’s results to a durable and consistently applied investment philosophy, one that is predicated on diligent research, improving returns on invested capital, and downside risk awareness. The same investment approach — requiring patience and a long-term view — is applied across the entire suite of RS Value funds.

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CEO’S LETTER

We invite you to review the long-term performance of our entire fund family — including growth, fixed income and international equity funds — in greater detail on our website and in the pages that follow.

New Wealth Planning Solutions from RS

In December, we introduced three new fixed income funds: RS Strategic Income Fund, RS Floating Rate Fund, and RS High Yield Municipal Bond Fund. These funds, supported by an experienced fixed income team, join an already broad stable of investment options that address a wide range of investor needs. Whether to address inflation, participate in the global growth of emerging and developed economies, generate retirement income, protect against a declining dollar or rising taxes, or to benefit from good old-fashioned long-term capital appreciation, the RS fund family offers a potential solution.

We have also enhanced the value we provide to you by implementing and/or enhancing expense caps on RS Value Fund, RS Investors Fund, RS Small Cap Growth Fund, and RS Select Growth Fund (Class A shares). These expense caps place each of these funds’ fees for Class A shares within the least expensive one-third of their peers2, providing a unique combination of strong value and premium investment management.

Looking Ahead

Today, our firm is well positioned for you:

1.	We are financially stable — our shareholders can rely on us to be here when they need us most.

2.	We have the ability to attract and retain exceptional people — our people are focused on your long-term success.

3.	We follow our durable investment approaches consistently across a wide variety of market environments.

4.	We are committed to your long-term success — our interests are aligned with yours through ownership in our funds and in our business.

The term “trusted advisor” has never meant more than it does today. As a large segment of the financial services industry continues to reel from the challenges of the last several years, we have never wavered from our primary mission: do right by shareholders every day and deliver long-term results. We believe RS Investments is stronger than ever and well positioned to be your trusted advisor today and tomorrow.

We thank you again for the trust and confidence you’ve placed in RS Investments and look forward to our continued partnership.

Sincerely,

Terry R. Otton

CEO, RS Investments

1	The Wall Street Journal, “Best Stock Fund of the Decade,” December 31, 2009. Rankings were provided to The Wall Street Journal by Morningstar and include all diversified equity funds (excluding sector funds and leveraged funds). Rankings are based on the fund’s total returns for the ten-year period ending December 29, 2009.
2	Source: Lipper Analytical Services

2	www.RSinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will change.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases and, if applied, are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. Class B performance quoted “with sales charge” reflects the maximum contingent deferred sales charge of 3%. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1%. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Fund’s reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown for such Funds would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS SMALL CAP GROWTH FUND (formerly RS Emerging Growth Fund)

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Small Cap Growth Fund Commentary

Highlights

•	Equity markets regained some lost ground in 2009 as investors sought to position themselves for a modest economic recovery.

•	RS Small Cap Growth Fund delivered strong positive returns for the twelve-month period, while also well outperforming its benchmark, the Russell 2000® Growth Index[3].

•

The Fund’s relative performance was driven largely by stock selection in the consumer discretionary sector, which more than offset the negative impact of disappointing stock selection in the materials and processing and producer durables sectors.

Market Overview

Equity markets continued to decline in early 2009 as economic fears and dismal corporate earnings weighed on investor confidence. Nonetheless, equities showed renewed strength in the second quarter as investors began to hope that coordinated government intervention might succeed in stabilizing the U.S. economy and banking system. This rally extended through the remainder of the year with volatile trading as we saw modest improvements in some areas of the U.S. and global economies. Nonetheless, economic news remained mixed. The unemployment rate hovered near 10%, while companies continued to announce layoffs. In this environment, consumers and businesses alike remained cautious in their spending plans. While bargain hunting and short-term trades dominated the early stages of the market rebound, we saw investors become more selective by year-end as they focused on companies with high-quality balance sheets and sustainable growth opportunities that they believed could deliver earnings growth even in a less certain economic environment.

Fund Performance Overview

RS Small Cap Growth Fund (Class A shares) returned 47.65% for the twelve-month period ended December 31, 2009, while the benchmark Russell 2000® Growth Index returned 34.47%.

Stock selection was particularly favorable in the consumer discretionary sector, where top contributors included companies such as online movie rental service Netflix and online discount travel booking company Priceline.com. Both companies are benefiting from consumers’ growing use of internet services.

Relative performance also benefited from our investment in technology company STEC, a manufacturer of flash memory devices that are increasingly replacing traditional disk drives as the preferred means of storing computer files. We took profits in the stock after it reached our target price.

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RS SMALL CAP GROWTH FUND

Another strong technology-related contributor was Neutral Tandem, a service provider that supports the transfer of data and voice traffic between telecommunications networks. Aided by its strong customer service and competitive carrier charges, the company continues to grow its top-line revenue at a healthy pace.

While the Fund’s stock selection in the health care sector was beneficial overall, several individual investments in this area hurt our relative performance. These detractors included CardioNet, a wireless medical technology company that provides cardiac monitoring services on an outpatient basis. After the company faced some potential reductions in insurance reimbursement rates, we sold our position and redeployed assets into other investments. In particular, we have looked for health care companies that we believe are developing new products or services that can improve patient outcomes and reduce costs, often by providing services outside of the expensive hospital setting.

Other detractors for the year included Team Inc., a provider of specialty maintenance and construction services, which we sold following a disappointing earnings report. We were also disappointed with performance by PrivateBancorp, a Chicago-based banking company that we purchased following a management change. After PrivateBancorp’s new management team announced unanticipated credit problems in the bank’s legacy portfolio, we liquidated our investment.

Outlook

As we look ahead, we caution that economic growth could remain uneven, and market performance volatile, as investors await more clarity on the durability of the economic recovery. Regardless of the underlying market environment, we remain upbeat on prospects for the companies we invest in. We continue to focus on what we believe are high quality, well-capitalized growth companies that we believe will deliver strong returns on equity, regardless of the underlying economic environment. We also remain committed to our growth investment strategy, which emphasizes a research-intensive approach to identifying small capitalization investments for the Fund.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

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RS SMALL CAP GROWTH FUND

Characteristics

Total Net Assets: $430,082,589

Top Ten Holdings[1]

Holding	% of Total Net Assets
GSI Commerce, Inc.	2.49%
United Therapeutics Corp.	1.68%
P.F. Chang’s China Bistro, Inc.	1.67%
Dril-Quip, Inc.	1.63%
Advanced Energy Industries, Inc.	1.63%
WMS Industries, Inc.	1.60%
Human Genome Sciences, Inc.	1.55%
Akamai Technologies, Inc.	1.54%
Guess?, Inc.	1.54%
ICF International, Inc.	1.53%
Total	16.86%

Sector Allocation[2]

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
3

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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RS SMALL CAP GROWTH FUND

Performance Update

Average Annual Total Returns
RS Small Cap Growth Fund	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares 11/30/87
without sales charge	47.65%	-2.92%	0.17%	-5.71%	12.76%
with maximum sales charge	40.65%	-4.48%	-0.80%	-6.16%	12.51%
Class C Shares 9/6/07
without sales charge	45.63%	—	—	—	-10.08%
with sales charge	44.63%	—	—	—	-10.08%
Class K Shares 1/22/07
without sales charge	46.42%	—	—	—	-3.63%
Class Y Shares 5/1/07
without sales charge	48.13%	—	—	—	-4.86%
Russell 2000® Growth Index[3]	34.47%	-4.00%	0.87%	-1.37%	7.49%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Small Cap Growth Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (9/6/07), and Class K shares (1/22/07) would have the following values as of December 31, 2009: $7,815 (Class C), and $8,970 (Class K). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. A hypothetical $1,000,000 investment made upon the inception of Class Y shares (5/1/07) would have the following value as of December 31, 2009: $875,565.

Performance quoted represents past performance and does not guarantee future results.

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RS SELECT GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Select Growth Fund Commentary

Highlights

•	Equity markets regained some lost ground in 2009 as investors sought to position themselves for a modest economic recovery.

•	RS Select Growth Fund delivered strong absolute and relative returns for the year, outperforming the Russell 2500® Growth Index[3] and the Russell 2000® Growth Index[4].

•

The Fund’s outperformance relative to its benchmarks reflected favorable stock selection across a number of sectors, notably the consumer discretionary space. By contrast, stock selection in the technology and health care sectors weighed on relative returns.

Market Overview

Equity markets declined in early 2009 as economic fears and dismal corporate earnings weighed on investor confidence. Investor sentiment began to shift in the spring as the Federal Reserve and the Obama administration took actions to stabilize the economy and financial markets. Equity markets remained volatile, but continued to advance during the remainder of the year, aided by improved economic fundamentals and corporate earnings performance. The early stages of this market rally were largely driven by bargain hunting, as many investors paid little attention to underlying company fundamentals. Cyclical and commodities-related stocks also performed well during this time. By year-end, however, investors were becoming more discriminating in their choices of investments as they sought to position themselves for what appeared to be a modest but uneven economic recovery.

Fund Performance Overview

RS Select Growth Fund (Class A shares) returned 47.41% for the twelve-month period ended December 31, 2009, outperforming both of its benchmarks, the Russell 2500® Growth Index and the Russell 2000® Growth Index, which returned 41.65% and 34.47%, respectively.

Stock selection in the consumer discretionary sector aided the Fund’s relative performance for the year. This was due in part to our investments in retailers such as Urban Outfitters and Lululemon Athletica, which have been able to bolster their operating margins by trimming expenses and streamlining their inventory management. These measures not only helped these retailers weather a challenging economic period, they also positioned them for better earnings performance as consumer spending trends began to stabilize.

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RS SELECT GROWTH FUND

Relative performance was also aided by the Fund’s overweight investments in companies capitalizing on the growth in e-commerce. These included online printing company VistaPrint, a low-cost provider of business cards and other collateral, and Priceline.com, an online discount travel service that has proven popular with cash-strapped consumers. While we have been pleased with the performance of Priceline.com, we recently sold our position in the company as its market capitalization grew beyond our targeted range.

The Fund also benefited from its investments in energy companies using technology to improve resource returns. These included offshore drilling and production equipment makers Dril-Quip and Core Laboratories, a provider of advanced geology and technical services used to improve reservoir management and returns.

On a negative note, a number of the Fund’s health care holdings hurt relative performance. Molecular diagnostics company Myriad Genetics declined in the third quarter after guiding down earnings expectations. In addition, we opted to liquidate our investment in psychiatric services provider Psychiatric Solutions earlier in the year, given our concerns over its reduced patient volumes and compliance problems at one of its facilities.

Scientific Games was another detractor. A supplier of electronic lottery and gaming technology, Scientific Games has experienced pricing pressure as contracts worldwide have come up for renewal, causing uncertainty over their long term earnings power. We sold the position due to these issues.

Outlook

Looking ahead, we caution that the market may experience renewed volatility in 2010 as investors digest their recent gains while they await more clarity on the strength of the economic recovery. Despite this outlook, we remain optimistic on prospects for the Fund, especially given our focus on companies that we believe can outperform regardless of underlying economic conditions. We continue to work hard to monitor the performance of our companies, even as we remain on the lookout for new growth investment opportunities.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation.

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RS SELECT GROWTH FUND

Characteristics

Total Net Assets: $64,171,879

Top Ten Holdings[1]

Holding	% of Total Net Assets
P.F. Chang’s China Bistro, Inc.	3.13%
Guess?, Inc.	2.79%
Inverness Medical Innovations, Inc.	2.65%
Akamai Technologies, Inc.	2.65%
United Therapeutics Corp.	2.55%
Dril-Quip, Inc.	2.48%
WMS Industries, Inc.	2.28%
GrafTech International Ltd.	2.19%
F5 Networks, Inc.	2.10%
CyberSource Corp.	2.09%
Total	24.91%

Sector Allocation[2]

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
3

The Russell 2500® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2500® Index with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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RS SELECT GROWTH FUND

Performance Update

Average Annual Total Returns
RS Select Growth Fund	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares 8/1/96
without sales charge	47.41%	-2.70%	-0.41%	-3.34%	9.38%
with maximum sales charge	40.43%	-4.26%	-1.37%	-3.81%	8.98%
Class C Shares 11/15/07
without sales charge	45.23%	—	—	—	-10.80%
with sales charge	44.23%	—	—	—	-10.80%
Class K Shares 2/12/07
without sales charge	45.36%	—	—	—	-4.84%
Class Y Shares 5/1/09
without sales charge	—	—	—	—	29.75%	**
Russell 2500® Growth Index[3]	41.65%	-3.13%	1.99%	-0.18%	5.37%	*
Russell 2000® Growth Index[4]	34.47%	-4.00%	0.87%	-1.37%	3.52%	*

*	Since Class A shares inception.
**	RS Select Growth Fund Class Y Shares since inception return is not annualized and represents cumulative total return.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Select Growth Fund and in the Russell 2500® Growth Index and the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (11/15/07), and Class K shares (2/12/07) would have the following values as of December 31, 2009: $7,842 (Class C), and $8,668 (Class K). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. A hypothetical $1,000,000 investment made upon the inception of Class Y shares (5/1/09) would have the following value as of December 31, 2009: $1,297,550.

Performance quoted represents past performance and does not guarantee future results.

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RS MID CAP GROWTH FUND (formerly RS MidCap Opportunities Fund)

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Mid Cap Growth Fund Commentary

Highlights

•	After bottoming out in the early months of 2009, the stock market rallied though the remainder of 2009 as investors sought to position themselves for an anticipated economic recovery.

•	The Fund delivered positive results for 2009, but it underperformed its benchmark, the Russell Midcap® Growth Index[3].

•

The Fund’s relative performance was dampened in particular by stock selection in the technology, health care, and energy sectors. By contrast, stock selection in the consumer discretionary sector was a significant positive contribution to the Fund’s relative performance.

Market Overview

Equity markets declined in early 2009 as economic fears and dismal corporate earnings weighed on investor confidence. Nonetheless, equities showed renewed strength in the second quarter as investors began to hope that coordinated government intervention might succeed in stabilizing the U.S. economy and banking system. This rally extended through the remainder of the year with volatile trading as we saw modest improvements in some areas of the U.S. and global economies. Nonetheless, economic news remained mixed. The unemployment rate hovered near 10%, while companies continued to announce layoffs. In this environment, consumers and businesses alike remained cautious in their spending plans. While bargain hunting and short-term trades dominated the early stages of the market rebound, we saw investors become more selective by year-end as they focused on companies with solid fundamentals that appeared better able to weather an uneven economic recovery.

Fund Performance Overview

RS Mid Cap Growth Fund (Class A shares) returned 39.32% for the twelve-month period ended December 31, 2009, underperforming its benchmark, the Russell Midcap® Growth Index, which returned 46.29%.

The Fund was overweight in the technology sector, where we emphasized what we believe are well-managed, well-capitalized companies that have already taken steps to rationalize their cost structures and reduce their debt levels. Unfortunately, many of these more defensive technology holdings, such as Internet infrastructure firm Verisign, did not perform as well as other technology companies during the period. This hurt our relative performance for the twelve-month period.

Additionally, a number of the Fund’s health care stocks declined in value over concerns of cuts in insurance reimbursement rates, as well as by worries over how the weaker

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RS MID CAP GROWTH FUND

economy might be affecting consumer demand for elective and even non-elective medical treatments. These issues also weighed on share price performance by Myriad Genetics, a molecular diagnostic company that owns rights to the market’s leading hereditary breast cancer test; thus, we liquidated our position.

Stock selection was also detrimental in the energy sector, due in part to our investment in Texas-based oil and gas exploration company Comstock Resources, which reported lower-than-expected third quarter profits as weakness in commodities prices more than offset improving demand trends. Relative performance was also held back by shares of FTI Consulting, a provider of business advisory services.

On a positive note, the Fund’s relative performance benefited from stock selection in the consumer discretionary sector, notably from investments in disciplined retailers that were able to capitalize on stabilizing consumer spending trends as they improved their expense and inventory management. Standout contributors for the Fund included Aeropostale and Urban Outfitters, two mall-based apparel retailers that appeal to the more resilient teenage consumer base.

The Fund’s relative performance also benefited from investments in a number of consumer companies that sell products or services primarily over the Web. These included online discount travel booking company priceline.com and online movie rental service Netflix, which continues to explore innovative ways to provide on-demand, streaming media content to its subscribers.

Outside of the consumer sector, relative performance was supported by an investment in mining equipment provider Bucyrus International, which has continued to augment its profit margins through strategic acquisitions and its aftermarket sales of spare parts.

Outlook

Going forward, we remain cautiously optimistic on prospects for moderate economic growth and a relatively benign interest rate environment in 2010. Nonetheless, we caution that the stock market could face renewed downward volatility over the coming months as investors digest their gains and await more clarity on the strength of the economic recovery. Regardless of what 2010 has in store for the broader market, we remain confident in our stock selection process.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

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RS MID CAP GROWTH FUND

Characteristics

Total Net Assets: $60,787,837

Top Ten Holdings[1]

Holding	% of Total Net Assets
Akamai Technologies, Inc.	3.03%
Silicon Laboratories, Inc.	2.64%
Southwestern Energy Co.	2.60%
Core Laboratories N.V.	2.43%
Starbucks Corp.	2.30%
Human Genome Sciences, Inc.	2.28%
CommScope, Inc.	2.20%
Inverness Medical Innovations, Inc.	2.18%
Yum! Brands, Inc.	2.12%
Amphenol Corp.	2.08%
Total	23.86%

Sector Allocation[2]

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
3

The Russell Midcap® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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RS MID CAP GROWTH FUND

Performance Update

Average Annual Total Returns
RS Mid Cap Growth Fund	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares 7/12/95
without sales charge	39.32%	-8.03%	-1.39%	-0.80%	7.23%
with maximum sales charge	32.74%	-9.52%	-2.35%	-1.28%	6.87%
Class C Shares 5/21/07
without sales charge	37.26%	—	—	—	-14.51%
with sales charge	36.26%	—	—	—	-14.51%
Class K Shares 12/4/06
without sales charge	38.15%	-8.65%	—	—	-9.45%
Class Y Shares 5/1/07
without sales charge	39.69%	—	—	—	-11.59%
Russell Midcap® Growth Index[3]	46.29%	-3.18%	2.40%	-0.52%	6.85%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Mid Cap Growth Fund and in the Russell Midcap® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/21/07), and Class K shares (12/4/06) would have the following values as of December 31, 2009: $6,636 (Class C), and $7,369 (Class K). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. A hypothetical $1,000,000 investment made upon the inception of Class Y shares (5/1/07) would have the following value as of December 31, 2009: $719,764.

Performance quoted represents past performance and does not guarantee future results.

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RS GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Growth Fund Commentary

Highlights

•	After bottoming out in the early months of 2009, the stock market rallied through the remainder of 2009 as investors sought to position themselves for an anticipated economic recovery.

•	While RS Growth Fund delivered positive results for 2009, it underperformed its benchmark, the Russell 1000® Growth Index[3].

•

The Fund’s relative performance was dampened in particular by stock selection in the health care, technology, and financial services sectors. Stock selection and underweight positions in the producer durables and consumer staples sectors assisted relative performance. Stock selection in the energy sector was also beneficial.

Market Overview

Equity markets declined in early 2009 as economic fears and dismal corporate earnings weighed on investor confidence. Nonetheless, equities showed renewed strength in the second quarter as investors began to hope that coordinated government intervention might succeed in stabilizing the U.S. economy and banking system. This rally extended through the remainder of the year with volatile trading as we saw modest improvements in some areas of the U.S. and global economies. Nonetheless, economic news remained mixed. The unemployment rate hovered near 10%, while companies continued to announce layoffs. In this environment, consumers and businesses alike remained cautious in their spending plans. While bargain hunting and short-term trades dominated the early stages of the market rebound, we saw investors become more selective by year-end as they focused on companies with solid fundamentals that appeared better able to weather an uneven economic recovery.

Fund Performance Overview

RS Growth Fund (Class A shares) returned 31.53% for the twelve-month period ended December 31, 2009, while the benchmark Russell 1000® Growth Index returned 37.21%.

While we were pleased to deliver positive absolute performance for the year, we were disappointed that our returns failed to keep pace with the benchmark’s results. As often happens in the early stages of a market rebound, short-term investors initially sought bargains among the most heavily discounted shares, often, in our view, with little regard for underlying fundamentals. In contrast, we aim to minimize risk for our investors while focusing on high-quality growth companies that we believe may deliver exceptional long-term earnings performance regardless of the underlying economic environment.

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RS GROWTH FUND

While most of the Fund’s individual holdings performed reasonably well during the twelve-month period, several of them took a toll on our relative performance. Detractors included several health care holdings, including biotechnology firm Gilead Sciences. While Gilead recently faced concerns over some disappointing clinical trial results, we remain positive on its growth potential, due in part to a product line-up that includes the Tamiflu anti-influenza medication and several prominent HIV drugs. By contrast, we decided to sell our stake in biotech company Celgene after demand for two of its cancer drugs was hurt by the difficulties patients faced in making the required copayments in this difficult economic environment.

On a positive note, the Fund’s relative performance was assisted by select holdings in the consumer discretionary sector, where we have focused on companies that have adapted to the weaker consumer spending environment by trimming their cost structures, rationalizing store bases, and improving operating efficiencies. Top contributors included coffee and beverages retailer Starbucks, which has been exploring the just-in-time inventory techniques of Japanese automakers and other efficiency-building measures to improve its earnings performance.

Other positive contributors included online retailer Amazon.com, which continues to grow its already impressive customer base, as well as computer hardware maker Apple, which has benefited from continued strong demand for the iPod and iPhone devices and anticipated demand for the upcoming launch of the iPad device.

Outlook

Looking ahead, we caution that both economic and stock market performance could remain volatile in 2010, especially given uncertainty over high unemployment and rising commodity prices. Nonetheless, we remain optimistic on prospects for our individual holdings, which we believe have all-weather growth potential. We remain steadfast in our bottom-up investment approach, while our investment team continues to work hard in the field, seeing companies in action while interviewing their principals, customers, and suppliers.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

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RS GROWTH FUND

Characteristics

Total Net Assets: $111,412,787

Top Ten Holdings[1]

Holding	% of Total Net Assets
Apple, Inc.	4.79%
Amazon.com, Inc.	3.83%
Google, Inc.	3.63%
Hewlett-Packard Co.	3.18%
Cisco Systems, Inc.	2.53%
EMC Corp.	2.49%
Oracle Corp.	2.47%
Target Corp.	2.29%
Microsoft Corp.	2.21%
Gilead Sciences, Inc.	2.11%
Total	29.53%

Sector Allocation[2]

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
3

The Russell 1000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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RS GROWTH FUND

Performance Update

Average Annual Total Returns
RS Growth Fund	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares 5/12/92
without sales charge	31.53%	-5.75%	0.64%	-1.56%	8.58%
with maximum sales charge	25.24%	-7.27%	-0.33%	-2.04%	8.28%
Class C Shares 6/29/07
without sales charge	29.33%	—	—	—	-10.92%
with sales charge	28.33%	—	—	—	-10.92%
Class K Shares 11/27/06
without sales charge	30.70%	-6.16%	—	—	-5.76%
Class Y Shares 5/1/07
without sales charge	31.45%	—	—	—	-7.51%
Russell 1000® Growth Index[3]	37.21%	-1.89%	1.63%	-3.99%	6.66%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Growth Fund and in the Russell 1000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (6/29/07), and Class K shares (11/27/06) would have the following values as of December 31, 2009: $7,486 (Class C), and $8,324 (Class K). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. A hypothetical $1,000,000 investment made upon the inception of Class Y shares (5/1/07) would have the following value as of December 31, 2009: $811,792.

Performance quoted represents past performance and does not guarantee future results.

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RS TECHNOLOGY FUND

Investment Style:

Technology Sector

RS Technology Fund Commentary

Highlights

•

The technology sector delivered very strong returns in 2009, outperforming other sectors of the market as investors rewarded select technology companies for their long-term growth potential and relatively conservative balance sheets.

•	RS Technology Fund delivered strong absolute and relative returns for the period, well outperforming both the benchmark S&P® North American Technology Sector Index™ [3] and the broader market.

•

Stock selection was beneficial in the semiconductor and communications technology areas during 2009. Select consumer discretionary holdings also worked in our favor while stock selection in the telecommunications services area dampened relative returns.

Market Overview

Equity markets continued to decline in early 2009 as economic fears and dismal corporate earnings weighed on investor confidence. Nonetheless, equities showed renewed strength in the second quarter as investors began to hope that coordinated government intervention might succeed in stabilizing the U.S. economy and banking system. This rally extended through the remainder of the year with volatile trading as we saw modest improvements in some areas of the U.S. and global economies. Against this backdrop, technology stocks delivered very positive performance as investors continued to recognize the steps that many technology companies have taken to improve their operating efficiencies, reduce their debt, and fund growth through internal cash flows. At the same time, despite a weak environment for business investment overall, we saw technology spending remain relatively resilient in key market segments, notably data storage, Internet security, and network infrastructure building, to accommodate the exploding volume of online data traffic and content delivery. As companies have capitalized on growth opportunities in these areas, they have delivered strong financial performance while attracting continued investor attention.

Fund Performance Overview

RS Technology Fund (Class A shares) returned 75.18% for the twelve-month period ended December 31, 2009, while its benchmark, the S&P North American Technology Sector Index™, returned 61.65%, and the S&P 500 Index4, which returned 26.46%.

Stock selection was especially beneficial in the semiconductor space, where a drawdown in chip inventories earlier this year set the stage for improving demand trends as economic growth stabilized. Investors have also recognized the steps many of these companies have taken to reduce their debt burdens and bolster their internal financing capabilities. Among the Fund’s top contributors in this space were O2Micro International Ltd. and Micron Technology.

Relative performance also benefited from our investments in companies that provide products and services integral to the seamless transfer of network data traffic. Standout performers in this space included Brocade Communications, a manufacturer of ethernet switches and routers.

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RS TECHNOLOGY FUND

The growth in data traffic has also continued to fuel demand for data storage solutions. Another top-performing investment for the Fund was STEC, a manufacturer of flash memory devices that are being widely deployed as replacements for traditional disk drives. In light of the stock’s strong performance, we opted to sell our position after shares reached a price that we believed fully reflected the company’s underlying value.

Relative performance was also assisted by investments in a number of online retailers, notably Amazon.com, which continues to expand its already sizable customer base through new product introductions, discounting, and exceptional service.

Detractors from the Fund’s relative performance included video game manufacturer Nintendo; we trimmed the position due to the company’s slow reaction to dampening Wii console sales. We liquidated our investment in data storage systems provider Data Domain after the company lowered its 2009 earnings guidance, and to reflect a more stringent competitive environment in their market.

Relative performance was also dampened by the Fund’s underweight position in Apple, which is heavily weighted in the S&P North American Technology Sector Index™. While the Fund holds a significant investment in Apple, we adhered to disciplined risk management guidelines and elected to avoid making a disproportionately large investment in any single holding or company. Nonetheless, our underweight exposure proved detrimental to our performance relative to this benchmark.

Outlook

Going forward, we remain committed to our disciplined investment approach, as we attempt to capitalize on the expertise and insights of our entire investment team. We intend to remain diligent in our fundamental research efforts, visiting companies in person and interviewing industry experts as well as company officials, vendors and customers. We continue to test our assumptions and projections through financial modeling as we seek out companies that we believe can deliver strong long-term revenue growth, regardless of the economic backdrop.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility.

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RS TECHNOLOGY FUND

Characteristics

Total Net Assets: $174,203,266

Top Ten Holdings[1]

Holding	% of Total Net Assets
Google, Inc.	4.50%
Apple, Inc.	4.47%
Microsoft Corp.	4.05%
Amazon.com, Inc.	4.01%
QUALCOMM, Inc.	3.68%
Hewlett-Packard Co.	2.90%
GSI Commerce, Inc.	2.68%
Cisco Systems, Inc.	2.65%
F5 Networks, Inc.	2.45%
EMC Corp.	2.27%
Total	33.66%

Sector Allocation[2]

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
3

The S&P North American Technology Sector IndexTM is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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RS TECHNOLOGY FUND

Performance Update

Average Annual Total Returns
RS Technology Fund	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares 11/15/95
without sales charge	75.18%	1.69%	3.03%	-4.26%	7.53%
with maximum sales charge	66.93%	0.05%	2.03%	-4.72%	7.15%
Class C Shares 5/2/07
without sales charge	72.64%	—	—	—	-1.58%
with sales charge	71.64%	—	—	—	-1.58%
Class K Shares 1/19/07
without sales charge	73.90%	—	—	—	1.67%
Class Y Shares 5/1/07
without sales charge	75.91%	—	—	—	0.15%
S&P North American Technology Sector IndexTM 3	61.65%	1.85%	3.06%	-7.01%	6.57%	*
S&P 500® Index[4]	26.46%	-5.63%	0.42%	-0.95%	6.43%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Technology Fund and in the S&P North American Technology Sector IndexTM and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/2/07), and Class K shares (1/19/07) would have the following values as of December 31, 2009: $9,585 (Class C), and $10,501 (Class K). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. A hypothetical $1,000,000 investment made upon the inception of Class Y shares (5/1/07) would have the following value as of December 31, 2009: $1,004,106.

Performance quoted represents past performance and does not guarantee future results.

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RS SMALL CAP EQUITY FUND (formerly RS Small Cap Core Equity Fund)

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Small Cap Equity Fund Commentary

Highlights

•	Equity markets regained some lost ground in 2009 as investors sought to position themselves for a modest economic recovery.

•	RS Small Cap Equity Fund delivered a strong return for 2009, outpacing the Russell 2000® Growth Index[3] and the Russell 2000® Index[4].

•

Stock selection drove the Fund’s relative performance, especially in the consumer discretionary, energy, producer durables, and technology sectors. On a negative note, stock selection in the financial services and health care sectors weighed on relative returns.

Market Overview

Equity markets continued to decline in early 2009 as economic fears and dismal corporate earnings weighed on investor confidence. Nonetheless, equities showed renewed strength in the second quarter as investors began to hope that coordinated government intervention might succeed in stabilizing the U.S. economy and banking system. This rally extended through the remainder of the year with volatile trading as we saw modest improvements in some areas of the U.S. and global economies. Nonetheless, economic news remained mixed. The unemployment rate hovered near 10%, while companies continued to announce layoffs. In this environment, consumers and businesses alike remained cautious in their spending plans. While bargain hunting and short-term trades dominated the early stages of the market rebound, we saw investors become more selective by year-end as they focused on companies with solid fundamentals that appeared better able to weather an uneven economic recovery.

Fund Performance Overview

RS Small Cap Equity Fund (Class A shares) returned 36.70% for the twelve-month period ended December 31, 2009, outperforming a 34.47% return by the Russell 2000® Growth Index and a 27.17% return by the Russell 2000® Index.

Among the Fund’s largest positive contributors were a number of retailers that adapted to the weaker economic environment by slashing their expenses, streamlining their product offerings, and increasingly turning to the Web to reach new customers and better manage their overhead costs. These measures positioned these companies for improved earnings performance as consumer spending trends started to stabilize. Positive contributors among our consumer discretionary holdings included Urban Outfitters, a retailer of apparel and furnishings, which is popular with the more resilient teenage shopping demographic. We also benefited from our investment in apparel company Philllips-Van Heusen, which has benefited from the strength of its Calvin Klein

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RS SMALL CAP EQUITY FUND

brand, as well as from solid consumer demand for more value-oriented products marketed under its Arrow, Izod and Van Heusen labels.

In the energy sector, we benefited from our investment in MarkWest Energy Partners LP, a firm that we believe is generating a stable revenue stream through its exploration of natural gas and natural gas liquids reserves in the Appalachian Basin. We also benefited from our investment in technology company STEC, a developer of flash card and solid-state memory drives that are in high demand for data back-up and storage.

Not all of our technology holdings worked in our favor. Digital River, a provider of website design and management services, faced investor concerns following news that its largest customer, security software firm Symantec, would not be renewing its contract. Despite this setback, Digital River has been working to diversify its customer base, and continues to forecast double-digit revenue growth for 2010 even without the Symantec business.

Also detracting from performance was PrivateBancorp, a Chicago-based banking company that reported some unanticipated credit problems. Meanwhile, in the health care sector, psychiatric care provider Psychiatric Solution declined earlier in the year on concerns over some compliance issues and a drop in its patient volumes. We subsequently sold our investment in the company.

Outlook

Going forward, we caution that equity market performance could remain volatile in 2010, especially given the headwinds facing the economy. We continue to devote considerable time and resources to monitoring the performance of our companies, visiting their facilities while we interview managers, customers, and suppliers to assess how they are adapting to changing market conditions.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Small cap investing entails special risks. Small-cap stocks have tended to be more volatile and to drop more in down markets than large-cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources and management.

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RS SMALL CAP EQUITY FUND

Characteristics

Total Net Assets: $94,871,943

Top Ten Holdings[1]

Holding	% of Total Net Assets
GSI Commerce, Inc.	2.51%
Concho Resources, Inc.	1.71%
United Therapeutics Corp.	1.69%
Advanced Energy Industries, Inc.	1.62%
WMS Industries, Inc.	1.62%
P.F. Chang’s China Bistro, Inc.	1.59%
Human Genome Sciences, Inc.	1.56%
ICF International, Inc.	1.55%
Dril-Quip, Inc.	1.55%
RehabCare Group, Inc.	1.52%
Total	16.92%

Sector Allocation[2]

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
3

The Russell 2000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Investment results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

4

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses. The Fund is changing its benchmark from the Russell 2000® Index to the Russell 2000® Growth Index because RS Investments believes that, due to changes to the Fund’s investment strategy, the Russell 2000® Growth Index is more representative of the Fund’s investment universe.

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RS SMALL CAP EQUITY FUND

Performance Update

Average Annual Total Returns
RS Small Cap Equity Fund	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares 5/1/97
without sales charge	36.70%	-2.67%	1.48%	3.10%	6.99%
with maximum sales charge	30.26%	-4.23%	0.49%	2.60%	6.58%
Class B Shares 5/6/97
without sales charge	35.36%	-3.60%	0.46%	2.32%	6.12%
with sales charge	32.36%	-4.06%	0.35%	2.32%	6.12%
Class C Shares 8/7/00
without sales charge	35.38%	-3.53%	0.55%	—	0.86%
with sales charge	34.38%	-3.53%	0.55%	—	0.86%
Class K Shares 5/15/01
without sales charge	36.36%	-3.01%	1.13%	—	4.21%
Class Y Shares 5/1/07
without sales charge	36.87%	—	—	—	-5.87%
Russell 2000® Growth Index[3]	34.47%	-4.00%	0.87%	-1.37%	3.74%	*
Russell 2000® Index[4]	27.17%	-6.07%	0.51%	3.51%	6.15%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Small Cap Equity Fund and in the Russell 2000® Growth Index and the Russell 2000® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made 10 years ago in Class B shares and upon the inception of Class C shares (8/7/00), and Class K shares (5/15/01) would have the following values as of December 31, 2009: $12,578 (Class B), $10,842 (Class C), and $14,275 (Class K). While Class B, Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. A hypothetical $1,000,000 investment made upon the inception of Class Y shares (5/1/07) would have the following value as of December 31, 2009: $850,881. The Fund is changing its benchmark from the Russell 2000® Index to the Russell 2000® Growth Index because RS Investments believes that, due to changes to the Fund’s investment strategy, the Russell 2000® Growth Index is more representative of the Fund’s investment universe.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Park Avenue Small Cap Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will change.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases and, if applied, are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. Class B performance quoted “with sales charge” reflects the maximum contingent deferred sales charge of 3%. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1%. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Fund’s reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown for such Funds would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Based on Actual Return		Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09	Expense Ratio During Period** 7/1/09-12/31/09
RS Small Cap Growth Fund	Class A	$1,000.00	$1,263.70	$8.30	1.46%
	Class C	$1,000.00	$1,253.90	$17.00	2.99%
	Class K	$1,000.00	$1,257.30	$13.97	2.46%
	Class Y	$1,000.00	$1,265.60	$6.38	1.12%
RS Select Growth Fund	Class A	$1,000.00	$1,255.90	$9.68	1.70%
	Class C	$1,000.00	$1,252.60	$13.57	2.39%
	Class K	$1,000.00	$1,246.10	$19.56	3.45%
	Class Y	$1,000.00	$1,255.80	$8.14	1.43%

www.RSinvestments.com	29

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09	Expense Ratio During Period** 7/1/09-12/31/09
RS Mid Cap Growth Fund	Class A	$1,000.00	$1,267.60	$8.12	1.42%
	Class C	$1,000.00	$1,257.90	$27.81	4.89%
	Class K	$1,000.00	$1,262.60	$15.61	2.74%
	Class Y	$1,000.00	$1,268.20	$3.31	0.58%
RS Growth Fund	Class A	$1,000.00	$1,228.90	$7.47	1.33%
	Class C	$1,000.00	$1,219.30	$17.20	3.07%
	Class K	$1,000.00	$1,225.60	$12.02	2.14%
	Class Y	$1,000.00	$1,228.30	$9.29	1.65%
RS Technology Fund	Class A	$1,000.00	$1,256.50	$8.60	1.51%
	Class C	$1,000.00	$1,248.90	$14.93	2.63%
	Class K	$1,000.00	$1,250.20	$14.78	2.61%
	Class Y	$1,000.00	$1,258.60	$7.93	1.39%
RS Small Cap Equity Fund	Class A	$1,000.00	$1,245.20	$7.17	1.27%
	Class B	$1,000.00	$1,240.30	$12.30	2.18%
	Class C	$1,000.00	$1,238.10	$11.44	2.03%
	Class K	$1,000.00	$1,243.40	$9.08	1.61%
	Class Y	$1,000.00	$1,245.00	$7.48	1.32%
Based on Hypothetical Return (5% return before expenses)
RS Small Cap Growth Fund	Class A	$1,000.00	$1,017.87	$7.40	1.46%
	Class C	$1,000.00	$1,010.12	$15.16	2.99%
	Class K	$1,000.00	$1,012.83	$12.46	2.46%
	Class Y	$1,000.00	$1,019.58	$5.68	1.12%
RS Select Growth Fund	Class A	$1,000.00	$1,016.62	$8.65	1.70%
	Class C	$1,000.00	$1,013.16	$12.13	2.39%
	Class K	$1,000.00	$1,007.79	$17.48	3.45%
	Class Y	$1,000.00	$1,017.98	$7.29	1.43%
RS Mid Cap Growth Fund	Class A	$1,000.00	$1,018.05	$7.22	1.42%
	Class C	$1,000.00	$1,000.57	$24.64	4.89%
	Class K	$1,000.00	$1,011.41	$13.88	2.74%
	Class Y	$1,000.00	$1,022.28	$2.95	0.58%
RS Growth Fund	Class A	$1,000.00	$1,018.50	$6.77	1.33%
	Class C	$1,000.00	$1,009.71	$15.58	3.07%
	Class K	$1,000.00	$1,014.41	$10.88	2.14%
	Class Y	$1,000.00	$1,016.87	$8.41	1.65%
RS Technology Fund	Class A	$1,000.00	$1,017.58	$7.69	1.51%
	Class C	$1,000.00	$1,011.93	$13.36	2.63%
	Class K	$1,000.00	$1,012.07	$13.22	2.61%
	Class Y	$1,000.00	$1,018.18	$7.09	1.39%
RS Small Cap Equity Fund	Class A	$1,000.00	$1,018.82	$6.45	1.27%
	Class B	$1,000.00	$1,014.22	$11.06	2.18%
	Class C	$1,000.00	$1,014.98	$10.30	2.03%
	Class K	$1,000.00	$1,017.11	$8.16	1.61%
	Class Y	$1,000.00	$1,018.54	$6.73	1.32%

*	Expenses are equal to the Fund’s annualized expense ratio except for reorganization costs, as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Based on the six-month expense ratio; may differ from the expense ratio presented in Financial Highlights.

30	www.RSinvestments.com

Financial Information

Year Ended December 31, 2009

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

December 31, 2009	Shares	Value
Common Stocks – 96.5%
Advertising Agencies – 1.1%
MDC Partners, Inc., Class A(1)	587,220	$4,897,415

		4,897,415
Asset Management & Custodian – 1.3%
Affiliated Managers Group, Inc.(1)	83,270	5,608,234

		5,608,234
Auto Parts – 1.6%
Fuel Systems Solutions, Inc.(1)	81,930	3,378,793
Wonder Auto Technology, Inc.(1)	313,230	3,683,585

		7,062,378
Back Office Support, HR, And Consulting – 3.7%
ICF International, Inc.(1)	245,822	6,588,029
Navigant Consulting, Inc.(1)	190,250	2,827,115
On Assignment, Inc.(1)	427,524	3,056,797
Telvent GIT, S.A.	90,070	3,510,929

		15,982,870
Beverage: Soft Drinks – 0.8%
Peet’s Coffee & Tea, Inc.(1)	107,460	3,581,642

		3,581,642
Biotechnology – 5.4%
Halozyme Therapeutics, Inc.(1)	600,379	3,524,225
Human Genome Sciences, Inc.(1)	217,770	6,663,762
Nektar Therapeutics(1)	487,730	4,545,643
Pharmasset, Inc.(1)	96,542	1,998,419
Savient Pharmaceuticals, Inc.(1)	247,760	3,372,014
Seattle Genetics, Inc.(1)	294,030	2,987,345

		23,091,408
Casinos & Gambling – 1.6%
WMS Industries, Inc.(1)	171,790	6,871,600

		6,871,600
Chemicals: Diversified – 1.0%
FMC Corp.	79,110	4,411,174

		4,411,174
Computer Services Software & Systems – 13.4%
3PAR, Inc.(1)	246,053	2,915,728
Akamai Technologies, Inc.(1)	261,860	6,632,914
comScore, Inc.(1)	247,381	4,341,537
Digital River, Inc.(1)	223,120	6,022,009
F5 Networks, Inc.(1)	119,310	6,321,044
Informatica Corp.(1)	218,370	5,647,048
Internet Brands, Inc., Class A(1)	530,483	4,153,682

32	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH FUND

December 31, 2009	Shares	Value
Computer Services Software & Systems (continued)
LogMeIn, Inc.(1)	213,740	$4,264,113
PROS Holdings, Inc.(1)	377,150	3,903,502
Solarwinds, Inc.(1)	220,127	5,065,122
SuccessFactors, Inc.(1)	249,610	4,138,534
The Ultimate Software Group, Inc.(1)	141,340	4,151,156

		57,556,389
Computer Technology – 2.5%
Isilon Systems, Inc.(1)	785,599	5,389,209
Super Micro Computer, Inc.(1)	475,103	5,283,145

		10,672,354
Consumer Electronics – 0.8%
TiVo, Inc.(1)	318,300	3,240,294

		3,240,294
Consumer Lending – 1.0%
Portfolio Recovery Associates, Inc.(1)	99,720	4,475,434

		4,475,434
Consumer Services: Miscellaneous – 0.8%
Ancestry.com, Inc.(1)	248,000	3,474,480

		3,474,480
Diversified Financial Services – 0.5%
FBR Capital Markets Corp.(1)	320,922	1,983,298

		1,983,298
Diversified Retail – 2.5%
GSI Commerce, Inc.(1)	421,301	10,696,832

		10,696,832
Education Services – 0.5%
American Public Education, Inc.(1)	58,553	2,011,881

		2,011,881
Financial Data & Systems – 2.2%
CyberSource Corp.(1)	296,708	5,966,798
MSCI, Inc., Class A(1)	106,896	3,399,293

		9,366,091
Health Care Services – 6.6%
athenahealth, Inc.(1)	95,894	4,338,244
IPC The Hospitalist Co., Inc.(1)	123,032	4,090,814
Medidata Solutions, Inc.(1)	371,268	5,791,781
Quality Systems, Inc.	66,740	4,190,605
RehabCare Group, Inc.(1)	216,361	6,583,865
SXC Health Solutions Corp.(1)	59,810	3,226,749

		28,222,058

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	33

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

December 31, 2009	Shares	Value
Health Care: Miscellaneous – 0.9%
MedAssets, Inc.(1)	179,210	$3,801,044

		3,801,044
Household Appliances – 0.8%
Deer Consumer Products, Inc.(1)	294,660	3,335,551

		3,335,551
Insurance: Property-Casualty – 1.3%
Tower Group, Inc.	241,811	5,660,796

		5,660,796
Leisure Time – 1.0%
Ctrip.com International Ltd., ADR(1)	59,990	4,310,881

		4,310,881
Machinery: Industrial – 1.0%
Flow International Corp.(1)	1,338,927	4,123,895

		4,123,895
Machinery: Specialty – 0.7%
Bucyrus International, Inc.	56,742	3,198,547

		3,198,547
Medical & Dental Instruments & Supplies – 4.2%
Align Technology, Inc.(1)	247,117	4,403,625
Insulet Corp.(1)	346,160	4,943,165
Inverness Medical Innovations, Inc.(1)	107,420	4,459,004
Volcano Corp.(1)	253,960	4,413,825

		18,219,619
Medical Equipment – 1.4%
Sirona Dental Systems, Inc.(1)	98,590	3,129,247
Vital Images, Inc.(1)	218,828	2,776,927

		5,906,174
Metals & Minerals: Diversified – 0.6%
Globe Specialty Metals, Inc.(1)	299,630	2,816,522

		2,816,522
Oil Well Equipment & Services – 3.9%
Core Laboratories N.V.	51,599	6,094,874
Dril-Quip, Inc.(1)	124,460	7,029,501
Superior Energy Services, Inc.(1)	158,210	3,842,921

		16,967,296
Oil: Crude Producers – 2.1%
Comstock Resources, Inc.(1)	114,780	4,656,625
Concho Resources, Inc.(1)	98,980	4,444,202

		9,100,827

34	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH FUND

December 31, 2009	Shares	Value
Pharmaceuticals – 3.9%
BioMarin Pharmaceutical, Inc.(1)	282,890	$5,321,161
Eurand N.V.(1)	330,130	4,258,677
United Therapeutics Corp.(1)	136,860	7,205,679

		16,785,517
Power Transmission Equipment – 2.5%
Advanced Energy Industries, Inc.(1)	464,114	6,998,839
Regal-Beloit Corp.	70,497	3,661,614

		10,660,453
Printing And Copying Services – 0.9%
VistaPrint N.V.(1)	70,770	4,009,828

		4,009,828
Producer Durables: Miscellaneous – 1.4%
BE Aerospace, Inc.(1)	256,640	6,031,040

		6,031,040
Production Technology Equipment – 0.7%
Teradyne, Inc.(1)	289,320	3,104,404

		3,104,404
Restaurants – 2.7%
BJ’s Restaurants, Inc.(1)	237,650	4,472,573
P.F. Chang’s China Bistro, Inc.(1)	188,940	7,162,715

		11,635,288
Scientific Instruments: Control & Filter – 1.0%
IDEX Corp.	137,080	4,270,042

		4,270,042
Scientific Instruments: Electrical – 1.4%
GrafTech International Ltd.(1)	379,530	5,901,691

		5,901,691
Semiconductors & Components – 4.5%
Atheros Communications(1)	78,890	2,701,194
FormFactor, Inc.(1)	239,840	5,218,918
Monolithic Power Systems, Inc.(1)	160,570	3,848,863
Netlogic Microsystems, Inc.(1)	91,460	4,230,939
O2Micro International Ltd., ADR(1)	654,986	3,425,577

		19,425,491
Shipping – 1.1%
Genco Shipping & Trading Ltd.(1)	206,790	4,627,960

		4,627,960
Specialty Retail – 4.4%
Hot Topic, Inc.(1)	366,760	2,332,594
Lumber Liquidators Holdings, Inc.(1)	165,870	4,445,316

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	35

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

December 31, 2009	Shares	Value
Specialty Retail (continued)
Netflix, Inc.(1)	88,520	$4,880,993
Urban Outfitters, Inc.(1)	125,390	4,387,396
Zumiez, Inc.(1)	241,620	3,073,406

		19,119,705
Textiles Apparel & Shoes – 2.6%
Guess?, Inc.	156,630	6,625,449
Lululemon Athletica, Inc.(1)	146,700	4,415,670

		11,041,119
Transportation Miscellaneous – 1.0%
Dynamex, Inc.(1)	226,940	4,107,614

		4,107,614
Truckers – 2.0%
Landstar System, Inc.	114,810	4,451,183
Marten Transport Ltd.(1)	229,625	4,121,769

		8,572,952
Utilities: Telecommunications – 1.2%
j2 Global Communications, Inc.(1)	243,902	4,963,406

		4,963,406
Total Common Stocks (Cost $322,830,301)		414,903,494

	Warrants	Value
Warrants – 0.0%
Communications Technology – 0.0%
Lantronix, Inc.(1)(2)	14,718	68

		68
Total Warrants (Cost $0)		68

36	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH FUND

	Principal Amount	Value
Repurchase Agreements – 3.7%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 12/31/2009, maturity value of $16,101,000, due 1/4/2010(3)	$16,101,000	$16,101,000
Total Repurchase Agreements (Cost $16,101,000)		16,101,000
Total Investments - 100.2% (Cost $338,931,301)		431,004,562
Other Liabilities, Net - (0.2)%		(921,973)
Total Net Assets - 100.0%		$430,082,589

(1)	Non-income producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.75%	3/31/2014	$16,426,125

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$414,903,494	$—	$—	$414,903,494

Warrants	—	68	—	68

Repurchase Agreements	—	16,101,000	—	16,101,000

Total	$414,903,494	$16,101,068	$—	$431,004,562

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	37

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

December 31, 2009	Shares	Value
Common Stocks – 95.9%
Aerospace – 1.4%
TransDigm Group, Inc.	19,120	$908,009

		908,009
Asset Management & Custodian – 2.0%
Affiliated Managers Group, Inc.(1)	19,120	1,287,732

		1,287,732
Back Office Support, HR, And Consulting – 3.1%
FTI Consulting, Inc.(1)	24,990	1,178,529
Verisk Analytics, Inc., Class A(1)	26,790	811,201

		1,989,730
Biotechnology – 2.0%
Alexion Pharmaceuticals, Inc.(1)	26,140	1,276,155

		1,276,155
Casinos & Gambling – 2.3%
WMS Industries, Inc.(1)	36,540	1,461,600

		1,461,600
Chemicals: Diversified – 1.4%
FMC Corp.	16,635	927,568

		927,568
Computer Services Software & Systems – 10.4%
Akamai Technologies, Inc.(1)	67,030	1,697,870
Concur Technologies, Inc.(1)	15,060	643,815
Digital River, Inc.(1)	43,030	1,161,380
F5 Networks, Inc.(1)	25,400	1,345,692
Solarwinds, Inc.(1)	36,900	849,069
The Ultimate Software Group, Inc.(1)	32,600	957,462

		6,655,288
Computer Technology – 1.0%
Super Micro Computer, Inc.(1)	57,890	643,737

		643,737
Consumer Electronics – 1.5%
NetEase.com, Inc., ADR(1)	26,250	987,263

		987,263
Consumer Lending – 1.5%
Portfolio Recovery Associates, Inc.(1)	21,100	946,968

		946,968

38	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SELECT GROWTH FUND

December 31, 2009	Shares	Value
Education Services – 0.7%
American Public Education, Inc.(1)	12,566	$431,768

		431,768
Financial Data & Systems – 5.4%
Alliance Data Systems Corp.(1)	9,870	637,503
CyberSource Corp.(1)	66,535	1,338,019
Global Payments, Inc.	12,090	651,168
MSCI, Inc., Class A(1)	26,339	837,580

		3,464,270
Health Care Facilities – 1.5%
Brookdale Senior Living, Inc.(1)	51,470	936,239

		936,239
Insurance: Property-Casualty – 2.0%
Tower Group, Inc.	54,930	1,285,911

		1,285,911
Leisure Time – 1.2%
Ctrip.com International Ltd., ADR(1)	10,820	777,525

		777,525
Machinery: Specialty – 1.0%
Bucyrus International, Inc.	11,480	647,128

		647,128
Medical & Dental Instruments & Supplies – 4.0%
Align Technology, Inc.(1)	48,170	858,389
Inverness Medical Innovations, Inc.(1)	40,910	1,698,174

		2,556,563
Medical Equipment – 4.3%
IDEXX Laboratories, Inc.(1)	11,710	625,782
Illumina, Inc.(1)	33,759	1,034,713
Sirona Dental Systems, Inc.(1)	35,740	1,134,388

		2,794,883
Medical Services – 1.6%
Covance, Inc.(1)	19,110	1,042,833

		1,042,833
Oil Well Equipment & Services – 4.5%
Core Laboratories N.V.	11,230	1,326,488
Dril-Quip, Inc.(1)	28,150	1,589,912

		2,916,400

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	39

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

December 31, 2009	Shares	Value
Oil: Crude Producers – 3.3%
Comstock Resources, Inc.(1)	26,750	$1,085,247
Concho Resources, Inc.(1)	23,130	1,038,537

		2,123,784
Personal Care – 1.4%
Chattem, Inc.(1)	9,812	915,460

		915,460
Pharmaceuticals – 5.9%
BioMarin Pharmaceutical, Inc.(1)	53,390	1,004,266
Mylan, Inc.(1)	63,540	1,171,042
United Therapeutics Corp.(1)	31,060	1,635,309

		3,810,617
Printing And Copying Services – 1.7%
VistaPrint N.V.(1)	19,140	1,084,472

		1,084,472
Producer Durables: Miscellaneous – 2.0%
BE Aerospace, Inc.(1)	53,990	1,268,765

		1,268,765
Production Technology Equipment – 1.5%
Teradyne, Inc.(1)	89,980	965,485

		965,485
Restaurants – 3.1%
P.F. Chang’s China Bistro, Inc.(1)	52,950	2,007,334

		2,007,334
Scientific Instruments: Control & Filter – 1.5%
IDEX Corp.	30,150	939,173

		939,173
Scientific Instruments: Electrical – 2.2%
GrafTech International Ltd.(1)	90,310	1,404,320

		1,404,320
Semiconductors & Components – 5.7%
Atheros Communications(1)	28,630	980,291
Avago Technologies Ltd.(1)	56,370	1,031,007
Monolithic Power Systems, Inc.(1)	25,950	622,022
Silicon Laboratories, Inc.(1)	20,720	1,001,605

		3,634,925
Shipping – 1.6%
Genco Shipping & Trading Ltd.(1)	44,676	999,849

		999,849

40	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SELECT GROWTH FUND

December 31, 2009	Shares	Value
Specialty Retail – 3.3%
Netflix, Inc.(1)	16,370	$902,642
Urban Outfitters, Inc.(1)	34,370	1,202,606

		2,105,248
Telecommunications Equipment – 1.7%
CommScope, Inc.(1)	42,010	1,114,525

		1,114,525
Textiles Apparel & Shoes – 4.3%
Guess?, Inc.	42,320	1,790,136
Lululemon Athletica, Inc.(1)	31,620	951,762

		2,741,898
Truckers – 2.4%
J.B. Hunt Transport Services, Inc.	19,800	638,946
Landstar System, Inc.	24,090	933,969

		1,572,915
Utilities: Telecommunications – 1.5%
j2 Global Communications, Inc.(1)	46,458	945,420

		945,420
Total Common Stocks (Cost $49,347,912)		61,571,760

	Principal Amount	Value
Repurchase Agreements – 6.5%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 12/31/2009, maturity value of $4,160,000, due 1/4/2010(2)	$4,160,000	4,160,000
Total Repurchase Agreements (Cost $4,160,000)		4,160,000
Total Investments - 102.4% (Cost $53,507,912)		65,731,760
Other Liabilities, Net - (2.4)%		(1,559,881)
Total Net Assets - 100.0%		$64,171,879

(1)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	41

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.875%	6/30/2010	$4,244,470

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$61,571,760	$—	$—	$61,571,760

Repurchase Agreements	—	4,160,000	—	4,160,000

Total	$61,571,760	$4,160,000	$—	$65,731,760

42	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS MID CAP GROWTH FUND

December 31, 2009	Shares	Value
Common Stocks – 96.4%
Aerospace – 1.5%
TransDigm Group, Inc.	18,352	$871,536

		871,536
Asset Management & Custodian – 3.6%
Affiliated Managers Group, Inc.(1)	18,720	1,260,792
Invesco Ltd.	40,270	945,942

		2,206,734
Back Office Support, HR, And Consulting – 3.1%
FTI Consulting, Inc.(1)	22,980	1,083,737
Verisk Analytics, Inc., Class A(1)	25,830	782,132

		1,865,869
Biotechnology – 3.7%
Human Genome Sciences, Inc.(1)	45,210	1,383,426
Life Technologies Corp.(1)	16,170	844,559

		2,227,985
Chemicals: Diversified – 1.5%
FMC Corp.	16,155	900,803

		900,803
Communications Technology – 1.5%
Brocade Communications Systems, Inc.(1)	121,270	925,290

		925,290
Computer Services Software & Systems – 8.2%
Akamai Technologies, Inc.(1)	72,640	1,839,971
F5 Networks, Inc.(1)	11,850	627,813
McAfee, Inc.(1)	25,290	1,026,016
Salesforce.com, Inc.(1)	12,030	887,453
VeriSign, Inc.(1)	25,350	614,484

		4,995,737
Computer Technology – 1.5%
Seagate Technology	51,070	928,963

		928,963
Consumer Electronics – 1.6%
NetEase.com, Inc., ADR(1)	26,190	985,006

		985,006
Containers & Packaging – 1.5%
Owens-Illinois, Inc.(1)	27,780	913,129

		913,129
Diversified Manufacturing Operations – 1.5%
Danaher Corp.	12,220	918,944

		918,944

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	43

SCHEDULE OF INVESTMENTS – RS MID CAP GROWTH FUND

December 31, 2009	Shares	Value
Diversified Retail – 2.7%
GSI Commerce, Inc.(1)	39,170	$994,526
Nordstrom, Inc.	16,690	627,210

		1,621,736
Electronic Components – 2.1%
Amphenol Corp., Class A	27,440	1,267,179

		1,267,179
Electronic Entertainment – 1.9%
Activision Blizzard, Inc.(1)	101,750	1,130,442

		1,130,442
Financial Data & Systems – 4.1%
Global Payments, Inc.	11,540	621,544
MasterCard, Inc., Class A	4,125	1,055,918
MSCI, Inc., Class A(1)	24,970	794,046

		2,471,508
Foods – 1.2%
Mead Johnson Nutrition Co., Class A	16,550	723,235

		723,235
Health Care Facilities – 1.6%
Brookdale Senior Living, Inc.(1)	54,450	990,446

		990,446
Health Care Services – 1.0%
Cerner Corp.(1)	7,590	625,720

		625,720
Hotel/Motel – 1.3%
Wynn Resorts Ltd.	13,250	771,548

		771,548
Leisure Time – 1.0%
Priceline.com, Inc.(1)	2,830	618,355

		618,355
Machinery: Specialty – 1.0%
Bucyrus International, Inc.	11,050	622,889

		622,889
Medical & Dental Instruments & Supplies – 3.2%
Inverness Medical Innovations, Inc.(1)	31,870	1,322,924
St. Jude Medical, Inc.(1)	17,380	639,236

		1,962,160
Medical Equipment – 2.1%
IDEXX Laboratories, Inc.(1)	8,010	428,054
Sirona Dental Systems, Inc.(1)	26,660	846,189

		1,274,243

44	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MID CAP GROWTH FUND

December 31, 2009	Shares	Value
Medical Services – 2.3%
Covance, Inc.(1)	14,520	$792,357
Quest Diagnostics, Inc.	10,090	609,234

		1,401,591
Metal Fabricating – 2.0%
Precision Castparts Corp.	5,500	606,925
Reliance Steel & Aluminum Co.	14,400	622,368

		1,229,293
Oil Well Equipment & Services – 4.1%
Cameron International Corp.(1)	24,650	1,030,370
Core Laboratories N.V.	12,500	1,476,500

		2,506,870
Oil: Crude Producers – 4.2%
Range Resources Corp.	19,730	983,540
Southwestern Energy Co.(1)	32,740	1,578,068

		2,561,608
Personal Care – 1.1%
Chattem, Inc.(1)	7,220	673,626

		673,626
Pharmaceuticals – 3.2%
Mylan, Inc.(1)	44,850	826,585
United Therapeutics Corp.(1)	20,660	1,087,749

		1,914,334
Producer Durables: Miscellaneous – 2.0%
BE Aerospace, Inc.(1)	51,970	1,221,295

		1,221,295
Restaurants – 4.4%
Starbucks Corp.(1)	60,680	1,399,281
Yum! Brands, Inc.	36,860	1,288,994

		2,688,275
Scientific Instruments: Control & Filter – 2.6%
Flowserve Corp.	6,910	653,202
IDEX Corp.	28,830	898,055

		1,551,257
Securities Brokerage & Services – 2.3%
CME Group, Inc.	2,230	749,168
IntercontinentalExchange, Inc.(1)	5,880	660,324

		1,409,492
Semiconductors & Components – 5.3%
Avago Technologies Ltd.(1)	54,160	990,586
Broadcom Corp., Class A(1)	19,250	605,412

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	45

SCHEDULE OF INVESTMENTS – RS MID CAP GROWTH FUND

December 31, 2009	Shares	Value
Semiconductors & Components (continued)
Silicon Laboratories, Inc.(1)	33,240	$1,606,822

		3,202,820
Specialty Retail – 2.8%
Netflix, Inc.(1)	12,800	705,792
Urban Outfitters, Inc.(1)	28,930	1,012,261

		1,718,053
Steel – 1.1%
Steel Dynamics, Inc.	36,090	639,515

		639,515
Telecommunications Equipment – 2.2%
CommScope, Inc.(1)	50,310	1,334,724

		1,334,724
Textiles Apparel & Shoes – 1.9%
Guess?, Inc.	27,510	1,163,673

		1,163,673
Truckers – 2.5%
J.B. Hunt Transport Services, Inc.	19,650	634,106
Landstar System, Inc.	23,230	900,627

		1,534,733
Total Common Stocks (Cost $45,432,237)		58,570,616

	Principal Amount	Value
Repurchase Agreements – 4.0%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 12/31/2009, maturity value of $2,439,000, due 1/4/2010(2)	$2,439,000	2,439,000
Total Repurchase Agreements (Cost $2,439,000)		2,439,000
Total Investments - 100.4% (Cost $47,871,237)		61,009,616
Other Liabilities, Net - (0.4)%		(221,779)
Total Net Assets - 100.0%		$60,787,837

(1)	Non-income producing security.

46	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MID CAP GROWTH FUND

(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bill	0.00%	7/1/2010	$2,492,505

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$58,570,616	$—	$—	$58,570,616

Repurchase Agreements	—	2,439,000	—	2,439,000

Total	$58,570,616	$2,439,000	$—	$61,009,616

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	47

SCHEDULE OF INVESTMENTS — RS GROWTH FUND

December 31, 2009	Shares	Value
Common Stocks – 99.2%
Asset Management & Custodian – 1.4%
Invesco Ltd.	64,600	$1,517,454

		1,517,454
Back Office Support, HR, And Consulting – 1.3%
Verisk Analytics, Inc., Class A(1)	46,380	1,404,386

		1,404,386
Biotechnology – 3.2%
Genzyme Corp.(1)	32,540	1,594,785
Life Technologies Corp.(1)	37,250	1,945,568

		3,540,353
Cable Television Services – 1.2%
DIRECTV, Class A(1)	40,000	1,334,000

		1,334,000
Chemicals: Speciality – 1.3%
Praxair, Inc.	18,470	1,483,326

		1,483,326
Communications Technology – 4.2%
Cisco Systems, Inc.(1)	117,910	2,822,765
QUALCOMM, Inc.	39,400	1,822,644

		4,645,409
Computer Services Software & Systems – 12.5%
Accenture PLC, Class A	50,210	2,083,715
Google, Inc., Class A(1)	6,520	4,042,269
McAfee, Inc.(1)	24,460	992,342
Microsoft Corp.	80,830	2,464,507
Oracle Corp.	112,190	2,753,143
Symantec Corp.(1)	88,060	1,575,393

		13,911,369
Computer Technology – 12.2%
Apple, Inc.(1)	25,310	5,336,866
EMC Corp.(1)	159,010	2,777,905
Hewlett-Packard Co.	68,880	3,548,009
International Business Machines Corp.	15,150	1,983,135

		13,645,915
Containers & Packaging – 1.5%
Owens-Illinois, Inc.(1)	50,100	1,646,787

		1,646,787
Diversified Financial Services – 2.0%
JPMorgan Chase & Co.	28,890	1,203,847

48	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GROWTH FUND

December 31, 2009	Shares	Value
Diversified Financial Services (continued)
The Goldman Sachs Group, Inc.	6,180	$1,043,431

		2,247,278
Diversified Manufacturing Operations – 3.3%
Danaher Corp.	25,620	1,926,624
Illinois Tool Works, Inc.	36,370	1,745,396

		3,672,020
Diversified Retail – 7.0%
Amazon.com, Inc.(1)	31,760	4,272,355
Target Corp.	52,790	2,553,452
Wal-Mart Stores, Inc.	18,430	985,084

		7,810,891
Electronic Entertainment – 1.2%
Activision Blizzard, Inc.(1)	116,540	1,294,759

		1,294,759
Financial Data & Systems – 2.2%
MasterCard, Inc., Class A	5,210	1,333,656
Visa, Inc., Class A	12,620	1,103,745

		2,437,401
Foods – 4.1%
Kellogg Co.	30,050	1,598,660
Sysco Corp.	38,900	1,086,866
Unilever PLC, ADR	60,270	1,922,613

		4,608,139
Health Care Management Services – 1.0%
WellPoint, Inc.(1)	18,700	1,090,023

		1,090,023
Health Care Services – 2.6%
Cerner Corp.(1)	13,610	1,122,009
Medco Health Solutions, Inc.(1)	28,230	1,804,179

		2,926,188
Medical & Dental Instruments & Supplies – 1.5%
St. Jude Medical, Inc.(1)	44,310	1,629,722

		1,629,722
Medical Services – 0.9%
Quest Diagnostics, Inc.	16,480	995,062

		995,062
Metal Fabricating – 0.9%
Precision Castparts Corp.	8,890	981,012

		981,012

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	49

SCHEDULE OF INVESTMENTS — RS GROWTH FUND

December 31, 2009	Shares	Value
Offshore Drilling & Other Services – 1.3%
Transocean Ltd.(1)	17,190	$1,423,332

		1,423,332
Oil Well Equipment & Services – 3.0%
Cameron International Corp.(1)	41,010	1,714,218
Schlumberger Ltd.	24,500	1,594,705

		3,308,923
Oil: Crude Producers – 5.2%
Occidental Petroleum Corp.	25,790	2,098,017
Range Resources Corp.	33,480	1,668,978
Southwestern Energy Co.(1)	43,340	2,088,988

		5,855,983
Personal Care – 1.5%
Colgate-Palmolive Co.	20,330	1,670,110

		1,670,110
Pharmaceuticals – 7.2%
Abbott Laboratories	41,850	2,259,481
Gilead Sciences, Inc.(1)	54,430	2,355,730
Shire PLC, ADR	25,350	1,488,045
Teva Pharmaceutical Industries Ltd., ADR	35,020	1,967,424

		8,070,680
Railroads – 1.7%
CSX Corp.	39,340	1,907,597

		1,907,597
Restaurants – 2.9%
Starbucks Corp.(1)	101,940	2,350,736
Yum! Brands, Inc.	24,900	870,753

		3,221,489
Scientific Instruments: Control & Filter – 1.0%
Flowserve Corp.	12,490	1,180,680

		1,180,680
Securities Brokerage & Services – 2.2%
CME Group, Inc.	3,920	1,316,924
IntercontinentalExchange, Inc.(1)	10,550	1,184,765

		2,501,689
Semiconductors & Components – 0.9%
Broadcom Corp., Class A(1)	31,910	1,003,570

		1,003,570
Textiles Apparel & Shoes – 1.0%
NIKE, Inc., Class B	16,220	1,071,655

		1,071,655

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GROWTH FUND

December 31, 2009	Shares	Value
Tobacco – 1.9%
Philip Morris International, Inc.	44,760	$2,156,984

		2,156,984
Transportation Miscellaneous – 1.9%
United Parcel Service, Inc., Class B	36,220	2,077,941

		2,077,941
Utilities: Telecommunications – 2.0%
Verizon Communications, Inc.	66,810	2,213,416

		2,213,416
Total Common Stocks (Cost $89,185,814)		110,485,543

	Principal Amount	Value
Repurchase Agreements – 0.9%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 12/31/2009, maturity value of $1,044,000, due 1/4/2010(2)	$1,044,000	1,044,000
Total Repurchase Agreements (Cost $1,044,000)		1,044,000
Total Investments - 100.1% (Cost $90,229,814)		111,529,543
Other Liabilities, Net - (0.1)%		(116,756)
Total Net Assets - 100.0%		$111,412,787

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.75%	3/31/2014	$1,069,563

ADR – American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	51

SCHEDULE OF INVESTMENTS — RS GROWTH FUND

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$110,485,543	$—	$—	$110,485,543

Repurchase Agreements	—	1,044,000	—	1,044,000

Total	$110,485,543	$1,044,000	$—	$111,529,543

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS TECHNOLOGY FUND

December 31, 2009	Shares	Value
Common Stocks – 94.1%
Cable Television Services – 0.7%
DIRECTV, Class A(1)	34,010	$1,134,234

		1,134,234
Communications Technology – 11.4%
Aruba Networks, Inc.(1)	116,360	1,240,398
Brocade Communications Systems, Inc.(1)	160,370	1,223,623
Cisco Systems, Inc.(1)	192,550	4,609,647
Infinera Corp.(1)	152,910	1,356,312
JDS Uniphase Corp.(1)	185,780	1,532,685
Power-One, Inc.(1)	349,480	1,520,238
QUALCOMM, Inc.	138,640	6,413,486
Riverbed Technology, Inc.(1)	44,070	1,012,288
ShoreTel, Inc.(1)	167,750	969,595

		19,878,272
Computer Services Software & Systems – 30.6%
3PAR, Inc.(1)	120,260	1,425,081
Akamai Technologies, Inc.(1)	82,940	2,100,870
comScore, Inc.(1)	85,145	1,494,295
Digital River, Inc.(1)	102,540	2,767,555
F5 Networks, Inc.(1)	80,420	4,260,652
Fortinet, Inc.(1)	63,170	1,109,897
Google, Inc., Class A(1)	12,640	7,836,547
Informatica Corp.(1)	80,240	2,075,006
Internet Brands, Inc., Class A(1)	289,989	2,270,614
LogMeIn, Inc.(1)	78,690	1,569,866
McAfee, Inc.(1)	35,890	1,456,057
Microsoft Corp.	231,550	7,059,959
Oracle Corp.	160,000	3,926,400
PROS Holdings, Inc.(1)	187,794	1,943,668
Salesforce.com, Inc.(1)	28,730	2,119,412
Solarwinds, Inc.(1)	73,330	1,687,323
SuccessFactors, Inc.(1)	92,190	1,528,510
The Ultimate Software Group, Inc.(1)	52,900	1,553,673
VeriSign, Inc.(1)	65,450	1,586,508
VMware, Inc., Class A(1)	34,570	1,465,077
Yahoo! Inc.(1)	126,240	2,118,307

		53,355,277
Computer Technology – 15.8%
Apple, Inc.(1)	36,930	7,787,060
EMC Corp.(1)	226,760	3,961,497
Hewlett-Packard Co.	98,070	5,051,586

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

SCHEDULE OF INVESTMENTS — RS TECHNOLOGY FUND

December 31, 2009	Shares	Value
Computer Technology (continued)
Isilon Systems, Inc.(1)	330,780	$2,269,151
Netezza Corp.(1)	92,880	900,936
Research In Motion Ltd.(1)	25,190	1,701,332
Seagate Technology	133,110	2,421,271
Super Micro Computer, Inc.(1)	310,902	3,457,230

		27,550,063
Consumer Electronics – 2.5%
NetEase.com, Inc., ADR(1)	33,240	1,250,156
Nintendo Co., Ltd., ADR	17,070	509,027
TiVo, Inc.(1)	246,320	2,507,538

		4,266,721
Consumer Services: Miscellaneous – 0.8%
Ancestry.com, Inc.(1)	102,100	1,430,421

		1,430,421
Diversified Retail – 6.7%
Amazon.com, Inc.(1)	51,960	6,989,659
GSI Commerce, Inc.(1)	183,739	4,665,134

		11,654,793
Electronic Entertainment – 1.2%
Activision Blizzard, Inc.(1)	120,720	1,341,199
THQ, Inc.(1)	151,830	765,223

		2,106,422
Energy Equipment – 1.0%
Suntech Power Holdings Co., Ltd., ADR(1)	109,030	1,813,169

		1,813,169
Leisure Time – 1.8%
Ctrip.com International Ltd., ADR(1)	22,040	1,583,794
Priceline.com, Inc.(1)	7,180	1,568,830

		3,152,624
Power Transmission Equipment – 2.2%
Advanced Energy Industries, Inc.(1)	257,934	3,889,645

		3,889,645
Printing And Copying Services – 1.0%
VistaPrint N.V.(1)	30,600	1,733,796

		1,733,796
Production Technology Equipment – 2.0%
Teradyne, Inc.(1)	167,820	1,800,709
Veeco Instruments, Inc.(1)	49,060	1,620,942

		3,421,651

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TECHNOLOGY FUND

December 31, 2009	Shares	Value
Semiconductors & Components – 12.2%
Atheros Communications(1)	34,670	$1,187,101
Broadcom Corp., Class A(1)	57,440	1,806,488
Entropic Communications, Inc.(1)	578,400	1,775,688
FormFactor, Inc.(1)	100,730	2,191,885
Hittite Microwave Corp.(1)	38,190	1,556,242
Micron Technology, Inc.(1)	215,770	2,278,531
Monolithic Power Systems, Inc.(1)	59,550	1,427,413
Netlogic Microsystems, Inc.(1)	40,400	1,868,904
O2Micro International Ltd., ADR(1)	555,042	2,902,870
OmniVision Technologies, Inc.(1)	115,200	1,673,856
Silicon Laboratories, Inc.(1)	51,490	2,489,027

		21,158,005
Specialty Retail – 1.0%
Netflix, Inc.(1)	32,530	1,793,704

		1,793,704
Telecommunications Equipment – 2.1%
CommScope, Inc.(1)	138,420	3,672,283

		3,672,283
Utilities: Telecommunications – 1.1%
j2 Global Communications, Inc.(1)	91,457	1,861,150

		1,861,150
Total Common Stocks (Cost $129,099,887)		163,872,230

	Warrants	Value
Warrants – 0.0%
Communications Technology – 0.0%
Lantronix, Inc.(1)(2)	2,878	13

		13
Total Warrants (Cost $0)		13

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

SCHEDULE OF INVESTMENTS — RS TECHNOLOGY FUND

December 31, 2009	Principal Amount	Value
Repurchase Agreements – 4.7%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 12/31/2009, maturity value of $8,240,000, due 1/4/2010(3)	$8,240,000	$8,240,000
Total Repurchase Agreements (Cost $8,240,000)		8,240,000
Total Investments - 98.8% (Cost $137,339,887)		172,112,243
Other Assets, Net - 1.2%		2,091,023
Total Net Assets - 100.0%		$174,203,266

(1)	Non-income producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.75%	3/31/2014	$8,409,313

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$163,872,230	$—	$—	$163,872,230

Warrants	—	13	—	13

Repurchase Agreements	—	8,240,000	—	8,240,000

Total	$163,872,230	$8,240,013	$—	$172,112,243

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

December 31, 2009	Shares	Value
Common Stocks – 96.2%
Asset Management & Custodian – 1.3%
Affiliated Managers Group, Inc.(1)	18,000	$1,212,300

		1,212,300
Auto Parts – 1.6%
Fuel Systems Solutions, Inc.(1)	18,000	742,320
Wonder Auto Technology, Inc.(1)	68,100	800,856

		1,543,176
Back Office Support, HR, And Consulting – 5.2%
ICF International, Inc.(1)	54,800	1,468,640
Navigant Consulting, Inc.(1)	43,800	650,868
On Assignment, Inc.(1)	110,076	787,043
Robert Half International, Inc.	42,800	1,144,044
Telvent GIT, S.A.	22,900	892,642

		4,943,237
Beverage: Soft Drinks – 0.8%
Peet’s Coffee & Tea, Inc.(1)	23,319	777,222

		777,222
Biotechnology – 5.4%
Halozyme Therapeutics, Inc.(1)	130,186	764,192
Human Genome Sciences, Inc.(1)	48,300	1,477,980
Nektar Therapeutics(1)	108,800	1,014,016
Pharmasset, Inc.(1)	21,000	434,700
Savient Pharmaceuticals, Inc.(1)	56,600	770,326
Seattle Genetics, Inc.(1)	64,600	656,336

		5,117,550
Casinos & Gambling – 1.6%
WMS Industries, Inc.(1)	38,387	1,535,480

		1,535,480
Chemicals: Diversified – 1.0%
FMC Corp.	17,072	951,935

		951,935
Computer Services Software & Systems – 12.2%
3PAR, Inc.(1)	54,002	639,924
Akamai Technologies, Inc.(1)	48,701	1,233,596
comScore, Inc.(1)	52,617	923,428
Digital River, Inc.(1)	48,570	1,310,904
F5 Networks, Inc.(1)	26,200	1,388,076
Informatica Corp.(1)	47,329	1,223,928
Internet Brands, Inc., Class A(1)	121,400	950,562
LogMeIn, Inc.(1)	46,100	919,695

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

December 31, 2009	Shares	Value
Computer Services Software & Systems (continued)
Solarwinds, Inc.(1)	48,859	$1,124,246
SuccessFactors, Inc.(1)	54,700	906,926
The Ultimate Software Group, Inc.(1)	30,600	898,722

		11,520,007
Computer Technology – 1.2%
Isilon Systems, Inc.(1)	171,867	1,179,008

		1,179,008
Consumer Electronics – 0.6%
TiVo, Inc.(1)	58,844	599,032

		599,032
Consumer Lending – 1.0%
Portfolio Recovery Associates, Inc.(1)	21,916	983,590

		983,590
Consumer Services: Miscellaneous – 0.8%
Ancestry.com, Inc.(1)	54,500	763,545

		763,545
Diversified Financial Services – 0.5%
FBR Capital Markets Corp.(1)	70,080	433,094

		433,094
Diversified Retail – 2.5%
GSI Commerce, Inc.(1)	93,881	2,383,639

		2,383,639
Education Services – 0.5%
American Public Education, Inc.(1)	14,442	496,227

		496,227
Financial Data & Systems – 2.5%
CyberSource Corp.(1)	65,574	1,318,693
MSCI, Inc., Class A(1)	32,623	1,037,412

		2,356,105
Health Care Services – 6.6%
athenahealth, Inc.(1)	20,013	905,388
IPC The Hospitalist Co.(1)	27,000	897,750
Medidata Solutions, Inc.(1)	90,931	1,418,524
Quality Systems, Inc.	14,600	916,734
RehabCare Group, Inc.(1)	47,543	1,446,733
SXC Health Solutions Corp.(1)	13,100	706,745

		6,291,874
Health Care: Miscellaneous – 0.9%
MedAssets, Inc.(1)	38,891	824,878

		824,878

58	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP EQUITY FUND

December 31, 2009	Shares	Value
Household Appliances – 0.9%
Deer Consumer Products, Inc.(1)	74,900	$847,868

		847,868
Insurance: Property-Casualty – 1.3%
Tower Group, Inc.	51,925	1,215,564

		1,215,564
Leisure Time – 1.0%
Ctrip.com International Ltd., ADR(1)	13,003	934,396

		934,396
Machinery: Specialty – 0.7%
Bucyrus International, Inc.	12,300	693,351

		693,351
Medical & Dental Instruments & Supplies – 4.3%
Align Technology, Inc.(1)	54,400	969,408
Insulet Corp.(1)	79,008	1,128,234
Inverness Medical Innovations, Inc.(1)	23,600	979,636
Volcano Corp.(1)	56,570	983,187

		4,060,465
Medical Equipment – 1.4%
Sirona Dental Systems, Inc.(1)	21,600	685,584
Vital Images, Inc.(1)	50,296	638,256

		1,323,840
Metals & Minerals: Diversified – 0.8%
Globe Specialty Metals, Inc.(1)	76,100	715,340

		715,340
Oil Well Equipment & Services – 3.6%
Core Laboratories N.V.	8,969	1,059,418
Dril-Quip, Inc.(1)	25,953	1,465,826
Superior Energy Services, Inc.(1)	35,338	858,360

		3,383,604
Oil: Crude Producers – 2.7%
Comstock Resources, Inc.(1)	22,170	899,437
Concho Resources, Inc.(1)	36,100	1,620,890

		2,520,327
Pharmaceuticals – 3.9%
BioMarin Pharmaceutical, Inc.(1)	62,655	1,178,541
Eurand N.V.(1)	72,900	940,410
United Therapeutics Corp.(1)	30,476	1,604,561

		3,723,512

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	59

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

December 31, 2009	Shares	Value
Power Transmission Equipment – 2.8%
Advanced Energy Industries, Inc.(1)	102,189	$1,541,010
Regal-Beloit Corp.	22,337	1,160,184

		2,701,194
Printing And Copying Services – 1.1%
VistaPrint N.V.(1)	18,506	1,048,550

		1,048,550
Producer Durables: Miscellaneous – 1.4%
BE Aerospace, Inc.(1)	55,700	1,308,950

		1,308,950
Production Technology Equipment – 0.7%
Teradyne, Inc.(1)	65,400	701,742

		701,742
Restaurants – 4.0%
BJ’s Restaurants, Inc.(1)	47,020	884,916
Chipotle Mexican Grill, Inc.(1)	15,500	1,366,480
P.F. Chang’s China Bistro, Inc.(1)	39,789	1,508,401

		3,759,797
Scientific Instruments: Control & Filter – 1.0%
IDEX Corp.	29,700	925,155

		925,155
Scientific Instruments: Electrical – 1.4%
GrafTech International Ltd.(1)	83,600	1,299,980

		1,299,980
Semiconductors & Components – 4.0%
Atheros Communications(1)	20,000	684,800
FormFactor, Inc.(1)	51,615	1,123,143
Monolithic Power Systems, Inc.(1)	35,259	845,158
Netlogic Microsystems, Inc.(1)	19,765	914,329
O2Micro International Ltd., ADR(1)	42,644	223,028

		3,790,458
Shipping – 1.1%
Genco Shipping & Trading Ltd.(1)	47,643	1,066,250

		1,066,250
Specialty Retail – 4.4%
Hot Topic, Inc.(1)	80,400	511,344
Lumber Liquidators Holdings, Inc.(1)	35,858	960,994
Netflix, Inc.(1)	19,200	1,058,688
Urban Outfitters, Inc.(1)	27,128	949,209
Zumiez, Inc.(1)	53,200	676,704

		4,156,939

60	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP EQUITY FUND

December 31, 2009	Shares	Value
Textiles Apparel & Shoes – 2.5%
Guess?, Inc.	34,000	$1,438,200
Lululemon Athletica, Inc.(1)	32,300	972,230

		2,410,430
Transportation Miscellaneous – 1.1%
Dynamex, Inc.(1)	59,500	1,076,950

		1,076,950
Truckers – 2.8%
J.B. Hunt Transport Services, Inc.	23,700	764,799
Landstar System, Inc.	24,900	965,373
Marten Transport Ltd.(1)	50,296	902,813

		2,632,985
Utilities: Telecommunications – 1.1%
j2 Global Communications, Inc.(1)	53,586	1,090,475

		1,090,475
Total Common Stocks (Cost $70,334,467)		91,300,021

	Principal Amount	Value
Repurchase Agreements – 3.9%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 12/31/2009, maturity value of $3,709,000, due 1/4/2010(2)	$3,709,000	3,709,000
Total Repurchase Agreements (Cost $3,709,000)		3,709,000
Total Investments - 100.1% (Cost $74,043,467)		95,009,021
Other Liabilities, Net - (0.1)%		(137,078)
Total Net Assets - 100.0%		$94,871,943

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	3.25%	12/31/2016	$3,786,388

ADR – American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	61

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$91,300,021	$—	$—	$91,300,021

Repurchase Agreements	—	3,709,000	—	3,709,000

Total	$91,300,021	$3,709,000	$—	$95,009,021

62	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

www.RSinvestments.com	63

FINANCIAL INFORMATION

Statement of Assets and Liabilities As of December 31, 2009	RS Small Cap Growth
Assets
Investments, at value	$431,004,562
Cash and cash equivalents	187
Receivable for investments sold	1,232,063
Receivable for fund shares subscribed	417,721
Receivable for regulatory settlements	250,578
Dividends/interest receivable	41,191

Total Assets	432,946,302

Liabilities
Payable for investments purchased	1,857,452
Payable to adviser	318,722
Payable for fund shares redeemed	316,739
Payable to distributor	26,001
Accrued trustees’ fees	5,664
Accrued expenses/other liabilities	339,135

Total Liabilities	2,863,713

Total Net Assets	$430,082,589

Net Assets Consist of:
Paid-in capital	$1,655,263,534
Accumulated net investment loss	—
Accumulated net realized loss from investments	(1,317,254,206)
Net unrealized appreciation on investments	92,073,261

Total Net Assets	$430,082,589

Investments, at Cost	$338,931,301

64	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth	RS Mid Cap Growth	RS Growth	RS Technology	RS Small Cap Equity

$65,731,760	$61,009,616	$111,529,543	$172,112,243	$95,009,021
553	224	827	927	733
1,107,672	—	—	—	259,842
23,663	47,449	14,538	2,569,583	91,218
—	—	—	—	—
2,079	31,666	83,711	6,618	11,416

66,865,727	61,088,955	111,628,619	174,689,371	95,372,230

2,522,830	—	—	—	184,250
53,116	41,121	75,403	140,060	66,964
38,173	160,827	47,046	236,907	143,861
3,861	29,085	7,018	10,760	6,593
958	965	1,667	2,355	1,651
74,910	69,120	84,698	96,023	96,968

2,693,848	301,118	215,832	486,105	500,287

$64,171,879	$60,787,837	$111,412,787	$174,203,266	$94,871,943

$172,440,111	$153,860,541	$146,510,834	$157,117,371	$116,352,924
—	(3,021)	—	—	—
(120,492,080)	(106,208,062)	(56,397,776)	(17,686,461)	(42,446,535)
12,223,848	13,138,379	21,299,729	34,772,356	20,965,554

$64,171,879	$60,787,837	$111,412,787	$174,203,266	$94,871,943

$53,507,912	$47,871,237	$90,229,814	$137,339,887	$74,043,467

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	65

FINANCIAL INFORMATION

Statement of Assets and Liabilities (continued) As of December 31, 2009	RS Small Cap Growth
Pricing of Shares
Net Assets:
Class A	$415,039,906
Class B	—
Class C	492,195
Class K	638,236
Class Y	13,912,252

Shares of Beneficial Interest Outstanding with no Par Value:
Class A	12,719,554
Class B	—
Class C	15,545
Class K	20,030
Class Y	422,432

Net Asset Value Per Share:
Class A	$32.63
Class B	—
Class C	31.66
Class K	31.86
Class Y	32.93

Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$34.26

66	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth	RS Mid Cap Growth	RS Growth	RS Technology	RS Small Cap Equity

$61,479,431	$58,218,513	$109,272,251	$170,829,413	$81,629,416
—	—	—	—	2,085,846
78,240	495,929	374,525	1,386,206	1,528,862
96,255	614,654	692,471	415,342	9,168,112
2,517,953	1,458,741	1,073,540	1,572,305	459,707

2,766,034	6,466,729	10,432,459	11,476,360	6,562,208
—	—	—	—	204,083
3,594	56,788	36,609	95,931	150,789
4,484	69,846	66,391	28,469	773,645
113,226	160,722	102,295	104,532	37,076

$22.23	$9.00	$10.47	$14.89	$12.44
—	—	—	—	10.22
21.77	8.73	10.23	14.45	10.14
21.47	8.80	10.43	14.59	11.85
22.24	9.08	10.49	15.04	12.40

4.75%	4.75%	4.75%	4.75%	4.75%
$23.34	$9.45	$10.99	$15.63	$13.06

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	67

FINANCIAL INFORMATION

Statement of Operations For the Year Ended December 31, 2009	RS Small Cap Growth
Investment Income
Dividends	$476,797
Interest	7,490
Withholding taxes on foreign dividends	(6,840)

Total Investment Income	477,447

Expenses
Investment advisory fees	2,841,209
Distribution fees	732,078
Transfer agent fees	575,467
Reorganization costs	175,000
Shareholder reports	91,907
Custodian fees	85,893
Professional fees	72,174
Administrative service fees	61,073
Registration fees	46,477
Trustees’ fees	18,210
Insurance expense	12,112
Other expenses	15,398

Total Expenses	4,726,998

Less: Fee waiver by adviser/distributor	—
Less: Custody credits	(143)

Total Expenses, Net	4,726,855

Net Investment Loss	(4,249,408)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain/(loss) from investments	1,077,432
Payment from affiliate	—
Net change in unrealized appreciation/depreciation on investments	122,278,153

Net Gain on Investments	123,355,585

Net Increase in Net Assets Resulting from Operations	$119,106,177

68	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth	RS Mid Cap Growth	RS Growth	RS Technology	RS Small Cap Equity

$328,187	$506,263	$1,290,700	$282,806	$495,059
1,834	1,917	1,241	3,803	1,326
(2,929)	(3,552)	(14,572)	(5,625)	(1,592)

327,092	504,628	1,277,369	280,984	494,793

545,780	552,362	785,278	1,151,155	704,041
133,618	164,066	247,156	289,364	356,330
107,476	101,566	162,623	182,419	171,724
—	—	—	—	—
21,514	8,377	32,962	25,035	15,522
28,602	25,196	28,984	49,328	55,088
43,229	44,798	46,993	46,087	46,195
12,355	15,205	20,736	22,607	18,509
110,408	59,818	41,684	59,571	59,365
3,500	3,505	6,398	7,243	6,224
1,571	5,244	5,213	3,856	3,847
1,044	5,479	7,350	7,684	131

1,009,097	985,616	1,385,377	1,844,349	1,436,976

(5,459)	(32,497)	—	—	(119,352)
(57)	(55)	(88)	(80)	(48)

1,003,581	953,064	1,385,289	1,844,269	1,317,576

(676,489)	(448,436)	(107,920)	(1,563,285)	(822,783)

(391,896)	(13,963,065)	(8,643,402)	10,150,876	(8,426,882)
65,438	—	—	—	—
22,350,854	32,278,303	36,355,787	54,332,839	40,078,448

22,024,396	18,315,238	27,712,385	64,483,715	31,651,566

$21,347,907	$17,866,802	$27,604,465	$62,920,430	$30,828,783

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	69

FINANCIAL INFORMATION

Statement of Changes in Net Assets	RS Small Cap Growth
	For the Year Ended 12/31/09	For the Year Ended 12/31/08

Operations
Net investment loss	$(4,249,408)	$(4,986,179)
Net realized gain/(loss) from investments	1,077,432	(99,009,517)
Payment from affiliate	—	—
Net change in unrealized appreciation/depreciation on investments	122,278,153	(141,728,771)

Net Increase/(Decrease) in Net Assets Resulting from Operations	119,106,177	(245,724,467)

Distributions to Shareholders
Net realized gain on investments
Class A	—	—
Class C	—	—
Class K	—	—
Class Y	—	—

Total Distributions	—	—

Capital Share Transactions
Proceeds from sales of shares	49,640,917	64,211,839
Reinvestment of distributions	—	—
Cost of shares redeemed	(61,971,810)	(134,872,668)
Proceeds from shares issued upon merger[1]	61,634,226	—

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	49,303,333	(70,660,829)

Increase from Regulatory Settlements	3,700,672	—

Net Increase/(Decrease) in Net Assets	172,110,182	(316,385,296)

Net Assets
Beginning of year	257,972,407	574,357,703

End of year	$430,082,589	$257,972,407

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$—	$(33,610)

Other Information:
Shares
Sold	1,892,399	2,057,370
Reinvested	—	—
Redeemed	(2,356,855)	(4,521,610)
Issued upon merger[1]	1,972,101	—

Net Increase/(Decrease)	1,507,645	(2,464,240)

[1]	RS Smaller Company Growth Fund merged with RS Small Cap Growth Fund on December 14, 2009. See Note 9 of the accompanying Notes to Financial Statements.

70	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth		RS Mid Cap Growth		RS Growth
For the Year Ended 12/31/09	For the Year Ended 12/31/08	For the Year Ended 12/31/09	For the Year Ended 12/31/08	For the Year Ended 12/31/09	For the Year Ended 12/31/08

$(676,489)	$(1,167,178)	$(448,436)	$(1,727,100)	$(107,920)	$(424,419)
(391,896)	(17,998,769)	(13,963,065)	(90,340,793)	(8,643,402)	(46,864,122)
65,438	—	—	—	—	—

22,350,854	(28,470,474)	32,278,303	(49,158,459)	36,355,787	(36,065,036)

21,347,907	(47,636,421)	17,866,802	(141,226,352)	27,604,465	(83,353,577)

—	—	—	(3,558,701)	—	(1,947,403)
—	—	—	(17,833)	—	(3,361)
—	—	—	(10,926)	—	(6,475)
—	—	—	(37,222)	—	(16,446)

—	—	—	(3,624,682)	—	(1,973,685)

6,421,956	6,608,035	6,248,183	25,245,822	4,339,490	18,078,445
—	—	—	3,514,861	—	1,932,741
(11,576,120)	(40,918,716)	(54,679,667)	(85,727,664)	(13,689,326)	(41,319,215)
—	—	—	—	—	—

(5,154,164)	(34,310,681)	(48,431,484)	(56,966,981)	(9,349,836)	(21,308,029)

97,038	—	32,999	—	79,983	—

16,290,781	(81,947,102)	(30,531,683)	(201,818,015)	18,334,612	(106,635,291)

47,881,098	129,828,200	91,319,520	293,137,535	93,078,175	199,713,466

$64,171,879	$47,881,098	$60,787,837	$91,319,520	$111,412,787	$93,078,175

$—	$(7,730)	$(3,021)	$41,133	$—	$(11,002)

366,833	306,017	882,600	2,336,387	501,252	1,528,442
—	—	—	559,736	—	246,935
(655,697)	(1,862,908)	(8,258,171)	(9,449,535)	(1,549,584)	(3,928,043)
—	—	—	—	—	—

(288,864)	(1,556,891)	(7,375,571)	(6,553,412)	(1,048,332)	(2,152,666)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	71

FINANCIAL INFORMATION

Statement of Changes in Net Assets (continued)	RS Technology
	For the Year Ended 12/31/09	For the Year Ended 12/31/08

Operations
Net investment loss	$(1,563,285)	$(782,716)
Net realized gain/(loss) from investments	10,150,876	(20,606,560)
Net change in unrealized appreciation/depreciation on investments	54,332,839	(52,158,177)

Net Increase/(Decrease) in Net Assets Resulting from Operations	62,920,430	(73,547,453)

Distributions to Shareholders
Net investment income
Class A	—	(180,940)
Class B	—	—
Class C	—	(438)
Class K	—	(471)
Class Y	—	(1,362)
Net realized gain on investments
Class A	—	(547,855)
Class B	—	—
Class C	—	(1,362)
Class K	—	(1,464)
Class Y	—	(4,235)
Return of capital
Class A	—	—
Class B	—	—
Class C	—	—
Class K	—	—
Class Y	—	—

Total Distributions	—	(738,127)

Capital Share Transactions
Proceeds from sales of shares	76,609,128	18,696,675
Reinvestment of distributions	—	681,621
Cost of shares redeemed	(24,473,632)	(49,090,231)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	52,135,496	(29,711,935)

Increase from Regulatory Settlements	—	—

Net Increase/(Decrease) in Net Assets	115,055,926	(103,997,515)

Net Assets
Beginning of year	59,147,340	163,144,855

End of year	$174,203,266	$59,147,340

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(34,684)

Other Information:
Shares
Sold	6,854,613	1,438,708
Reinvested	—	80,975
Redeemed	(2,108,289)	(3,867,843)

Net Increase/(Decrease)	4,746,324	(2,348,160)

72	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Small Cap Equity
For the Year Ended 12/31/09	For the Year Ended 12/31/08

$(822,783)	$(568,279)
(8,426,882)	(34,185,679)

40,078,448	(19,269,522)

30,828,783	(54,023,480)

—	(77,731)
—	(3,422)
—	(9,872)
—	(12,746)
—	(219)

—	(399,515)
—	(17,609)
—	(50,793)
—	(65,579)
—	(1,126)

—	(144,489)
—	(6,369)
—	(18,370)
—	(23,717)
—	(407)

—	(831,964)

11,946,629	19,570,759
—	830,265
(36,875,019)	(40,163,531)

(24,928,390)	(19,762,507)

33,672	—

5,934,065	(74,617,951)

88,937,878	163,555,829

$94,871,943	$88,937,878

$—	$(6,941)

1,250,462	1,666,999
—	96,720
(3,577,818)	(3,449,945)

(2,327,356)	(1,686,226)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	73

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period since inception of each Fund's share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS Small Cap Growth Fund
Class A
Year Ended 12/31/09	$22.10	$(0.33)	$10.54	$10.21	$—	$—
Year Ended 12/31/08	40.63	(0.48)	(18.05)	(18.53)	—	—
Year Ended 12/31/07	35.66	(0.53)	5.50	4.97	—	—
Year Ended 12/31/06	32.58	(0.48)	3.56	3.08	—	—
Year Ended 12/31/05	32.36	(0.50)	0.72	0.22	—	—

Class C
Year Ended 12/31/09	$21.74	$(0.60)	$10.20	$9.60	$—	$—
Year Ended 12/31/08	40.56	(0.49)	(18.33)	(18.82)	—	—
Period From 9/6/07[4] to 12/31/07[5]	40.51	(0.09)	0.14	0.05	—	—

Class K
Year Ended 12/31/09	$21.76	$(0.34)	$10.12	$9.78	$—	$—
Year Ended 12/31/08	40.36	(0.25)	(18.35)	(18.60)	—	—
Period From 1/22/07[4] to 12/31/07[5]	35.52	(0.35)	5.19	4.84	—	—

Class Y
Year Ended 12/31/09	$22.23	$(0.32)	$10.70	$10.38	$—	$—
Year Ended 12/31/08	40.73	(0.25)	(18.25)	(18.50)	—	—
Period From 5/1/07[4] to 12/31/07[5]	37.61	(0.16)	3.28	3.12	—	—

RS Select Growth Fund
Class A
Year Ended 12/31/09	$15.08	$(0.24)	$7.36	$7.12	$—	$—
Year Ended 12/31/08	27.43	(0.40)	(11.95)	(12.35)	—	—
Year Ended 12/31/07	24.13	(0.44)	3.74	3.30	—	—
Year Ended 12/31/06	22.33	(0.45)	2.25	1.80	—	—
Year Ended 12/31/05	22.69	(0.47)	0.11	(0.36)	—	—

See notes to Financial Highlights on page 83.

74	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Increase from Regulatory Settlements	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$0.32	$32.63	47.65%[3]	$415,040	1.59%	1.59%	(1.43)%	(1.43)%	142%
—	—	22.10	(45.61)%	251,233	1.49%	1.49%	(1.20)%	(1.20)%	159%
—	—	40.63	13.94%	563,068	1.47%	1.47%	(1.13)%	(1.13)%	120%
—	—	35.66	9.45%	738,413	1.51%	1.52%	(1.21)%	(1.22)%	129%
—	—	32.58	0.68%	930,296	1.54%	1.54%	(1.32)%	(1.32)%	95%

$—	$0.32	$31.66	45.63%[3]	$492	2.98%	2.98%	(2.82)%	(2.82)%	142%
—	—	21.74	(46.40)%	305	3.11%	3.11%	(2.85)%	(2.85)%	159%
—	—	40.56	0.12%	161	2.07%	2.07%	(1.69)%	(1.69)%	120%

$—	$0.32	$31.86	46.42%[3]	$639	2.44%	2.44%	(2.28)%	(2.28)%	142%
—	—	21.76	(46.09)%	212	2.40%	2.40%	(2.14)%	(2.14)%	159%
—	—	40.36	13.63%	64	2.36%	3.64%	(1.96)%	(3.24)%	120%

$—	$0.32	$32.93	48.13%[3]	$13,912	1.22%	1.22%	(1.05)%	(1.05)%	142%
—	—	22.23	(45.42)%	6,222	1.16%	1.16%	(0.87)%	(0.87)%	159%
—	—	40.73	8.30%	11,064	1.10%	1.11%	(0.67)%	(0.68)%	120%

$—	$0.03	$22.23	47.41%[3]	$61,480	1.85%	1.86%	(1.25)%	(1.26)%	149%
—	—	15.08	(45.02)%	47,730	1.68%	1.69%	(1.31)%	(1.32)%	157%
—	—	27.43	13.68%	129,812	1.54%	1.55%	(1.14)%	(1.15)%	163%
—	—	24.13	8.06%	215,325	1.64%	1.65%	(1.35)%	(1.36)%	195%
—	—	22.33	(1.59)%	385,878	1.63%	1.64%	(1.25)%	(1.26)%	184%

See notes to Financial Highlights on page 83.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	75

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS Select Growth Fund — (continued)
Class C
Year Ended 12/31/09	$14.99	$(0.16)	$6.91	$6.75	$—	$—
Year Ended 12/31/08	27.40	(0.24)	(12.17)	(12.41)	—	—
Period From 11/15/07[4] to 12/31/07[5]	27.76	(0.04)	(0.32)	(0.36)	—	—

Class K
Year Ended 12/31/09	$14.77	$(0.40)	$7.07	$6.67	$—	$—
Year Ended 12/31/08	27.32	(0.40)	(12.15)	(12.55)	—	—
Period From 2/12/07[4] to 12/31/07[5]	24.77	(0.13)	2.68	2.55	—	—

Class Y
Period From 5/1/09[4] to 12/31/09[5]	$17.14	$(0.09)	$5.16	$5.07	$—	$—
RS Mid Cap Growth Fund
Class A
Year Ended 12/31/09	$6.46	$(0.06)	$2.60	$2.54	$—	$—
Year Ended 12/31/08	14.17	(0.13)	(7.32)	(7.45)	—	(0.26)
Year Ended 12/31/07	14.17	(0.12)	2.58	2.46	—	(2.46)
Year Ended 12/31/06	13.34	(0.11)	1.38	1.27	—	(0.44)
Year Ended 12/31/05	12.18	(0.09)	1.25	1.16	—	—

Class C
Year Ended 12/31/09	$6.36	$(0.16)	$2.53	$2.37	$—	$—
Year Ended 12/31/08	14.05	(0.12)	(7.31)	(7.43)	—	(0.26)
Period From 5/21/07[4] to 12/31/07[5]	16.14	(0.08)	0.45	0.37	—	(2.46)

Class K
Year Ended 12/31/09	$6.37	$(0.07)	$2.50	$2.43	$—	$—
Year Ended 12/31/08	14.08	(0.07)	(7.38)	(7.45)	—	(0.26)
Year Ended 12/31/07	14.16	(1.14)	3.52	2.38	—	(2.46)
Period From 12/4/06[4] to 12/31/06[5]	15.09	(0.01)	(0.48)	(0.49)	—	(0.44)

Class Y
Year Ended 12/31/09	$6.50	$(0.04)	$2.62	$2.58	$—	$—
Year Ended 12/31/08	14.21	(0.03)	(7.42)	(7.45)	—	(0.26)
Period From 5/1/07[4] to 12/31/07[5]	15.44	(0.06)	1.29	1.23	—	(2.46)

See notes to Financial Highlights on page 83.

76	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Increase from Regulatory Settlements	Net Asset Value, End of Period		Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$0.03	$21.77		45.23%	[3]	$78	2.38%	2.39%	(1.65)%	(1.66)%	149%
—	—	14.99		(45.29)%		109	2.34%	2.35%	(1.99)%	(2.00)%	157%
—	—	27.40		(1.30)%		2	2.14%	2.14%	(1.47)%	(1.47)%	163%

$—	$0.03	$21.47		45.36%	[3]	$96	3.36%	3.37%	(2.71)%	(2.72)%	149%
—	—	14.77		(45.94)%		42	3.41%	3.69%	(3.06)%	(3.34)%	157%
—	—	27.32		10.29%		14	1.96%	13.29%	(1.53)%	(12.86)%	163%

$—	$0.03	$22.24	[6]	29.75%	[3]	$2,518	1.41%	1.42%	(0.69)%	(0.70)%	149%

$—	$—	$9.00		39.32%		$58,218	1.46%	1.51%	(0.68%)	(0.73)%	144%
(0.26)	—	6.46		(52.50)%		89,584	1.29%	1.35%	(0.83)%	(0.89)%	281%
(2.46)	—	14.17		17.53%		288,956	1.34%	1.39%	(0.89)%	(0.94)%	262%
(0.44)	—	14.17		9.43%		267,807	1.30%	1.36%	(0.79)%	(0.85)%	214%
—	—	13.34		9.52%		218,771	1.34%	1.39%	(0.77)%	(0.82)%	207%

$—	$—	$8.73		37.26%		$496	2.83%	2.88%	(2.01)%	(2.06)%	144%
(0.26)	—	6.36		(52.80)%		450	2.02%	2.34%	(1.54)%	(1.86)%	281%

(2.46)	—	14.05		2.43%		484	3.13%	3.46%	(2.80)%	(3.13)%	262%

$—	$—	$8.80		38.15%		$615	2.23%	2.28%	(1.36)%	(1.41)%	144%
(0.26)	—	6.37		(52.83)%		288	2.10%	2.15%	(1.60)%	(1.65)%	281%
(2.46)	—	14.08		16.97%		138	2.04%	3.67%	(1.65)%	(3.28)%	262%

(0.44)	—	14.16		(3.32)%		2	1.50%	1.53%	(1.10)%	(1.13)%	214%

$—	$—	$9.08		39.69%		$1,459	1.21%	1.26%	(0.39)%	(0.44)%	144%
(0.26)	—	6.50		(52.35)%		998	1.00%	1.05%	(0.55)%	(0.60)%	281%

(2.46)	—	14.21		8.12%		3,560	1.03%	1.13%	(0.63)%	(0.73)%	262%
See notes to Financial Highlights on page 83.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	77

FINANCIAL INFORMATION

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Growth Fund
Class A
Year Ended 12/31/09	$7.96	$(0.01)	$2.51	$2.50	$—	$—
Year Ended 12/31/08	14.43	(0.03)	(6.28)	(6.31)	—	(0.16)
Year Ended 12/31/07	15.25	(0.04)	2.02	1.98	—	(2.80)
Year Ended 12/31/06	15.85	0.01	1.73	1.74	(0.01)	(2.33)
Year Ended 12/31/05	16.66	(0.03)	1.92	1.89	—	(2.70)

Class C
Year Ended 12/31/09	$7.91	$(0.09)	$2.40	$2.31	$—	$—
Year Ended 12/31/08	14.38	(0.07)	(6.24)	(6.31)	—	(0.16)
Period From 6/29/07[4] to 12/31/07[5]	16.64	(0.03)	0.54	0.51	—	(2.77)

Class K
Year Ended 12/31/09	$7.98	$(0.04)	$2.48	$2.44	$—	$—
Year Ended 12/31/08	14.50	(0.04)	(6.32)	(6.36)	—	(0.16)
Year Ended 12/31/07	15.25	(0.04)	1.95	1.91	—	(2.66)
Period From 11/27/06[4] to 12/31/06[5]	17.43	0.01	0.14	0.15	(0.01)	(2.33)

Class Y
Year Ended 12/31/09	$7.98	$(0.01)	$2.51	$2.50	$—	$—
Year Ended 12/31/08	14.41	0.02	(6.29)	(6.27)	—	(0.16)
Period From 5/1/07[4] to 12/31/07[5]	15.81	—	1.46	1.46	—	(2.86)

See notes to Financial Highlights on page 83.

78	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Increase from Regulatory Settlements	Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$0.01	$10.47	31.53%	[3]	$109,272	1.40%	1.40%	(0.10)%	(0.10)%	128%
(0.16)	—	7.96	(43.73)%		91,714	1.33%	1.33%	(0.28)%	(0.28)%	281%
(2.80)	—	14.43	13.10%		196,128	1.29%	1.29%	(0.26)%	(0.26)%	242%
(2.34)	—	15.25	10.79%		191,915	1.35%	1.35%	0.07%	0.07%	180%
(2.70)	—	15.85	11.32%		206,737	1.37%	1.37%	(0.19)%	(0.19)%	159%

$—	$0.01	$10.23	29.33%	[3]	$375	3.06%	3.06%	(1.78)%	(1.78)%	128%
(0.16)	—	7.91	(43.88)%		198	1.89%	2.69%	(0.83)%	(1.63)%	281%

(2.77)	—	14.38	3.14%		268	2.17%	3.83%	(1.14)%	(2.80)%	242%

$—	$0.01	$10.43	30.70%	[3]	$692	2.10%	2.10%	(0.81)%	(0.81)%	128%
(0.16)	—	7.98	(43.86)%		343	2.08%	2.08%	(0.98)%	(0.98)%	281%
(2.66)	—	14.50	12.63%		179	1.87%	3.01%	(0.88)%	(2.02)%	242%

(2.34)	—	15.25	0.73%		7	1.62%	1.62%	0.26%	0.26%	180%

$—	$0.01	$10.49	31.45%	[3]	$1,074	1.45%	1.45%	(0.17)%	(0.17)%	128%
(0.16)	—	7.98	(43.51)%		823	1.05%	1.05%	(0.03)%	(0.03)%	281%

(2.86)	—	14.41	9.32%		3,139	0.99%	0.99%	0.02%	0.02%	242%

See notes to Financial Highlights on page 83.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	79

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Returns of Capital
RS Technology Fund
Class A
Year Ended 12/31/09	$8.50	$(0.13)	$6.52	$6.39	$—	$—	$—
Year Ended 12/31/08	17.53	(0.14)	(8.78)	(8.92)	(0.03)	(0.08)	—
Year Ended 12/31/07	15.88	(0.13)	3.64	3.51	—	(1.86)	—
Year Ended 12/31/06	16.35	(0.20)	1.55	1.35	—	(1.82)	—
Year Ended 12/31/05	16.02	(0.27)	0.60	0.33	—	—	—

Class C
Year Ended 12/31/09	$8.37	$(0.02)	$6.10	$6.08	$—	$—	$—
Year Ended 12/31/08	17.39	(0.25)	(8.66)	(8.91)	(0.03)	(0.08)	—
Period From 5/2/07[4] to 12/31/07[5]	16.92	(0.12)	2.45	2.33	—	(1.86)	—

Class K
Year Ended 12/31/09	$8.39	$(0.21)	$6.41	$6.20	$—	$—	$—
Year Ended 12/31/08	17.44	(0.09)	(8.85)	(8.94)	(0.03)	(0.08)	—
Period From 1/19/07[4] to 12/31/07[5]	15.59	(0.09)	3.80	3.71	—	(1.86)	—

Class Y
Year Ended 12/31/09	$8.55	$(0.17)	$6.66	$6.49	$—	$—	$—
Year Ended 12/31/08	17.57	(0.05)	(8.86)	(8.91)	(0.03)	(0.08)	—
Period From 5/1/07[4] to 12/31/07[5]	16.79	(0.05)	2.69	2.64	—	(1.86)	—

RS Small Cap Equity Fund
Class A
Year Ended 12/31/09	$9.10	$(0.07)	$3.41	$3.34	$—	$—	$—
Year Ended 12/31/08	14.28	(0.04)	(5.06)	(5.10)	(0.01)	(0.05)	(0.02)
Year Ended 12/31/07	17.90	0.06	0.75	0.81	(0.05)	(4.38)	—
Year Ended 12/31/06	16.58	(0.05)	2.73	2.68	—	(1.36)	—
Year Ended 12/31/05	19.40	(0.04)	(0.05)	(0.09)	—	(2.73)	—

Class B
Year Ended 12/31/09	$7.55	$(0.53)	$3.20	$2.67	$—	$—	$—
Year Ended 12/31/08	11.98	(0.33)	(4.02)	(4.35)	(0.01)	(0.05)	(0.02)
Year Ended 12/31/07	15.80	(0.09)	0.65	0.56	—	(4.38)	—
Year Ended 12/31/06	14.94	(0.28)	2.50	2.22	—	(1.36)	—
Year Ended 12/31/05	17.94	(0.25)	(0.02)	(0.27)	—	(2.73)	—

See notes to Financial Highlights on page 83.

80	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$14.89	75.18%	$170,830	1.60%	1.60%	(1.35)%	(1.35)%	128%
(0.11)	8.50	(50.90)%	58,414	1.68%	1.68%	(0.73)%	(0.73)%	115%
(1.86)	17.53	22.25%	161,788	1.51%	1.51%	(1.14)%	(1.14)%	134%
(1.82)	15.88	8.19%	84,485	1.62%	1.63%	(1.26)%	(1.27)%	178%
—	16.35	2.06%	89,985	1.62%	1.62%	(1.54)%	(1.54)%	141%

$—	$14.45	72.64%	$1,386	2.81%	2.81%	(2.60)%	(2.60)%	128%
(0.11)	8.37	(51.26)%	144	2.33%	2.88%	(1.32)%	(1.87)%	115%
(1.86)	17.39	13.90%	457	3.06%	3.30%	(2.65)%	(2.89)%	134%

$—	$14.59	73.90%	$415	2.47%	2.47%	(2.23)%	(2.23)%	128%
(0.11)	8.39	(51.28)%	159	2.52%	2.66%	(1.81)%	(1.95)%	115%
(1.86)	17.44	23.93%	70	2.55%	4.48%	(2.17)%	(4.10)%	134%

$—	$15.04	75.91%	$1,572	1.39%	1.39%	(1.15)%	(1.15)%	128%
(0.11)	8.55	(50.73)%	430	1.35%	1.35%	(0.41)%	(0.41)%	115%
(1.86)	17.57	15.86%	830	1.16%	1.25%	(0.77)%	(0.86)%	134%

$—	$12.44	36.70%	$81,629	1.27%	1.40%	(0.74)%	(0.87)%	177%
(0.08)	9.10	(35.67)%	68,315	1.27%	1.29%	(0.33)%	(0.35)%	119%
(4.43)	14.28	4.84%	129,796	1.22%	1.22%	0.30%	0.30%	148%
(1.36)	17.90	16.90%	143,972	1.27%	1.27%	(0.28)%	(0.28)%	136%
(2.73)	16.58	(0.15)%	132,246	1.25%	1.25%	(0.20)%	(0.20)%	124%

$—	$10.22	35.36%	$2,086	2.29%	2.29%	(1.71)%	(1.71)%	177%
(0.08)	7.55	(36.26)%	2,484	2.30%	2.30%	(1.38)%	(1.38)%	119%
(4.38)	11.98	3.84%	5,992	2.12%	2.12%	(0.61)%	(0.61)%	148%
(1.36)	15.80	15.63%	7,852	2.39%	2.39%	(1.43)%	(1.43)%	136%
(2.73)	14.94	(1.21)%	12,971	2.21%	2.21%	(1.19)%	(1.19)%	124%

See notes to Financial Highlights on page 83.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	81

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Returns of Capital
RS Small Cap Equity Fund — (continued)
Class C
Year Ended 12/31/09	$7.49	$(1.87)	$4.52	$2.65	$—	$—	$—
Year Ended 12/31/08	11.88	(0.10)	(4.21)	(4.31)	(0.01)	(0.05)	(0.02)
Year Ended 12/31/07	15.68	(0.03)	0.61	0.58	—	(4.38)	—
Year Ended 12/31/06	14.81	(0.18)	2.41	2.23	—	(1.36)	—
Year Ended 12/31/05	17.80	(0.17)	(0.09)	(0.26)	—	(2.73)	—

Class K
Year Ended 12/31/09	$8.69	$(0.20)	$3.36	$3.16	$—	$—	$—
Year Ended 12/31/08	13.69	(0.07)	(4.85)	(4.92)	(0.01)	(0.05)	(0.02)
Year Ended 12/31/07	17.36	(0.01)	0.72	0.71	—	(4.38)	—
Year Ended 12/31/06	16.16	(0.10)	2.66	2.56	—	(1.36)	—
Year Ended 12/31/05	19.05	(0.07)	(0.09)	(0.16)	—	(2.73)	—

Class Y
Year Ended 12/31/09	$9.06	$(0.10)	$3.44	$3.34	$—	$—	$—
Year Ended 12/31/08	14.18	—[7]	(5.04)	(5.04)	(0.01)	(0.05)	(0.02)
Period From 5/1/07[4] to 12/31/07[5]	19.44	0.12	(0.88)	(0.76)	(0.12)	(4.38)	—

82	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$10.14	35.38%	$1,529	2.10%	2.10%	(1.58)%	(1.58)%	177%
(0.08)	7.49	(36.23)%	7,081	2.07%	2.07%	(1.11)%	(1.11)%	119%
(4.38)	11.88	4.00%	10,966	1.98%	1.98%	(0.46)%	(0.46)%	148%
(1.36)	15.68	15.84%	10,649	2.22%	2.22%	(1.22)%	(1.22)%	136%
(2.73)	14.81	(1.16)%	9,536	2.23%	2.23%	(1.13)%	(1.13)%	124%

$—	$11.85	36.36%	$9,168	1.60%	1.82%	(1.09)%	(1.31)%	177%
(0.08)	8.69	(35.90)%	10,865	1.60%	1.69%	(0.64)%	(0.73)%	119%
(4.38)	13.69	4.36%	16,639	1.60%	1.72%	(0.07)%	(0.19)%	148%
(1.36)	17.36	16.58%	15,227	1.60%	1.60%	(0.60)%	(0.60)%	136%
(2.73)	16.16	(0.53)%	12,276	1.58%	1.58%	(0.48)%	(0.48)%	124%

$—	$12.40	36.87%	$460	1.24%	1.24%	(0.84)%	(0.84)%	177%
(0.08)	9.06	(35.50)%	193	1.02%	1.02%	(0.02)%	(0.02)%	119%
(4.50)	14.18	(3.61)%	162	1.00%	1.01%	3.29%	3.28%	148%

Distributions	reflect actual per-share amounts distributed for the period.

[1]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[3]

Without the effect of the income from the regulatory settlements, the total returns would have been for RS Small Cap Growth Fund 46.38%, 44.39%, 45.40% and 47.10% for Class A, Class C, Class K and Class Y, respectively; for RS Select Growth Fund 47.15%, 45.23%, 45.16% and 29.58% for Class A, Class C, Class K and Class Y, respectively; for RS Growth Fund 31.53%, 29.20%, 30.58% and 31.45% for Class A, Class C, Class K and Class Y, respectively.

[4]	Inception date.

[5]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[6]	The NAV, as presented, has been adjusted from the NAV, as reported on December 31, 2009, due to a reprocessing of shareholder transactions.

[7]	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	83

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2009

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to six series offered by the Trust: RS Small Cap Growth Fund (formerly RS Emerging Growth Fund), RS Select Growth Fund, RS Mid Cap Growth Fund (formerly RS MidCap Opportunities Fund), RS Growth Fund, RS Technology Fund and RS Small Cap Equity Fund (formerly RS Small Cap Core Equity Fund) (each a “Fund”, collectively the “Funds”). All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Funds offer Class A, C and K and Y shares. RS Small Cap Equity Fund also offers Class B shares. Effective May 1, 2009, RS Select Growth Fund began offering Class Y shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, and differ only as to class-specific expenses and voting rights with respect to matters affecting fewer than all classes.

The Trust has an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of a Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

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Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

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NOTES TO FINANCIAL STATEMENTS

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any,

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related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2009, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Funds have entered into an arrangement with their custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

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NOTES TO FINANCIAL STATEMENTS

j. Temporary Borrowings The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2009, the Funds which borrowed from the facility were as follows:

Fund	Amount Outstanding at 12/31/09	Average Borrowing*	Average Interest Rate*
RS Mid Cap Growth Fund	$—	$282,451	0.69%
RS Growth Fund	—	2,178,169	0.59%
RS Small Cap Equity Fund	—	9,859,804	1.43%
*	For the year ended December 31, 2009 based on the number of days borrowings were outstanding.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Small Cap Growth Fund	0.95%
RS Select Growth Fund	1.00%
RS Mid Cap Growth Fund	0.85%
RS Growth Fund	0.80%
RS Technology Fund	1.00%
RS Small Cap Equity Fund	0.75%

RS Investments agreed that, through December 31, 2009, it would not receive annual investment advisory fees from certain Funds in excess of the rates set forth below:

Fund	Rate
RS Select Growth Fund	0.99%
RS Mid Cap Growth Fund	0.80%

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Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2010. The terms of the agreement provide that RS Investments will waive advisory fees to the extent necessary to prevent certain Funds’ total annual fund operating expenses for Class A shares (excluding expenses indirectly incurred by the Funds through investments in certain pooled investment vehicles, interest, taxes, and extraordinary expenses) from exceeding the following rates:

Fund	Expense Limitation
RS Mid Cap Growth Fund, Class A	1.49%
RS Growth Fund, Class A	1.49%

Additionally, RS Investments has agreed through April 30, 2010, to reduce the advisory fee of each of the other classes of shares of such Funds to the extent necessary so that such other classes bear the same level of advisory fees as Class A shares during that same period.

Pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2010, an expense limitation has been imposed whereby GIS agrees to limit the RS Small Cap Equity Fund’s total annual fund operating expenses to the following rates:

Expense Limitation
Class A	Class B	Class C	Class K	Class Y
1.27%	2.41%	2.22%	1.60%	—

For the year ended December 31, 2009, RS Investments voluntarily reimbursed certain class specific expenses.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including

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NOTES TO FINANCIAL STATEMENTS

its expenses in connection with the promotion and distribution of shares of each Fund. For the year ended December 31, 2009, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS Small Cap Growth Fund	Class A	0.25%	$726,559
	Class C	1.00%	3,369
	Class K	0.65%	2,150
	Class Y	0.00%	—
RS Select Growth Fund	Class A	0.25%	132,762
	Class C	1.00%	346
	Class K	0.65%	510
	Class Y	0.00%	—
RS Mid Cap Growth Fund	Class A	0.25%	157,258
	Class C	1.00%	3,920
	Class K	0.65%	2,888
	Class Y	0.00%	—
RS Growth Fund	Class A	0.25%	241,468
	Class C	1.00%	2,291
	Class K	0.65%	3,397
	Class Y	0.00%	—
RS Technology Fund	Class A	0.25%	283,524
	Class C	1.00%	3,922
	Class K	0.65%	1,918
	Class Y	0.00%	—
RS Small Cap Equity Fund	Class A	0.25%	178,704
	Class B	1.00%	22,199
	Class C	1.00%	76,525
	Class K	0.65%	78,902
	Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS makes payments from the amounts it receives from the Funds pursuant to the distribution plan any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the accompanying Statement of Operations under “Transfer Agent Fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2009, PAS informed the

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NOTES TO FINANCIAL STATEMENTS

Trust it received $2,192,311 directly or indirectly from GIS as continuing compensation for its services on behalf of all series in the Trust.

For the year ended December 31, 2009, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Small Cap Growth Fund	$2,072
RS Select Growth Fund	1,768
RS Mid Cap Growth Fund	2,408
RS Growth Fund	2,098
RS Technology Fund	4,487
RS Small Cap Equity Fund	2,204

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2009, GIS received CDSL charges as follows:

Fund	CDSL
RS Small Cap Growth Fund	$161
RS Select Growth Fund	—
RS Mid Cap Growth Fund	805
RS Growth Fund	39
RS Technology Fund	201
RS Small Cap Equity Fund	1,795

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	Ordinary Income		Long-Term Capital Gain		Return of Capital
Fund	2009	2008	2009	2008	2009	2008
RS Small Cap Growth Fund	$—	$—	$—	$—	$—	$—
RS Select Growth Fund	—	—	—	—	—	—
RS Mid Cap Growth Fund	—	—	—	3,624,682	—	—
RS Growth Fund	—	687,265	—	1,286,420	—	—
RS Technology Fund	—	690,900	—	47,227	—	—
RS Small Cap Equity Fund	—	103,990	—	534,622	—	193,352

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various

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NOTES TO FINANCIAL STATEMENTS

investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss
RS Small Cap Growth Fund	$(26,045,948)	$4,283,018	$21,762,930
RS Select Growth Fund	(684,219)	684,219	—
RS Mid Cap Growth Fund	(402,193)	404,282	(2,089)
RS Growth Fund	(118,922)	118,922	—
RS Technology Fund	(12,812,583)	11,214,614	1,597,969
RS Small Cap Equity Fund	(466,142)	829,724	(363,582)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Small Cap Growth Fund	$464,919,508
RS Select Growth Fund	—
RS Mid Cap Growth Fund	—
RS Growth Fund	—
RS Technology Fund	—
RS Small Cap Equity Fund	—

For RS Small Cap Growth Fund, $40,803,313 of capital loss carryovers expired in the year ended December 31, 2009. For RS Technology Fund, $14,028,823 of capital loss carryovers expired in the year ended December 31, 2009.

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See the chart for capital loss carryovers available to the Funds at December 31, 2009.

	Expiring
Fund	2010	2011	2015	2016	2017	Total
RS Small Cap Growth Fund	$716,951,129	$5,261,868	$140,512	$84,379,957	$—	$806,733,466	*
RS Select Growth Fund	100,139,373	—	—	11,629,613	7,418,723	119,187,709
RS Mid Cap Growth Fund	—	—	—	57,187,960	46,799,654	103,987,614
RS Growth Fund	—	—	—	29,047,726	25,594,363	54,642,089
RS Technology Fund	—	—	—	—	16,096,810	16,096,810
RS Small Cap Equity Fund	—	—	—	21,682,746	20,475,162	42,157,908
*	As of December 31, 2009, RS Small Cap Growth Fund, as the successor of a merger, has capital loss carryovers of $18,090,978 subject to certain limitations on availability to offset future capital gains, if any.

In determining its taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Small Cap Growth Fund	$505,734,954
RS Select Growth Fund	—
RS Mid Cap Growth Fund	—
RS Growth Fund	14,835
RS Technology Fund	244,801
RS Small Cap Equity Fund	—

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2009, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Small Cap Growth Fund	$343,717,087	$87,287,475	$95,613,878	$(8,326,403)
RS Select Growth Fund	54,812,284	10,919,476	11,640,961	(721,485)
RS Mid Cap Growth Fund	50,091,684	10,917,932	11,128,344	(210,412)
RS Growth Fund	91,970,666	19,558,877	20,616,752	(1,057,875)
RS Technology Fund	138,684,737	33,427,506	35,435,423	(2,007,917)
RS Small Cap Equity Fund	74,332,096	20,676,925	21,519,618	(842,693)

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NOTES TO FINANCIAL STATEMENTS

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Small Cap Growth Fund

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,777,527	$46,257,633	1,965,350	$62,111,363
Shares redeemed	(2,339,290)	(61,502,577)	(4,456,120)	(132,776,846)
Shares issued upon merger[1]	1,915,150	59,848,451	—	—

Net increase/(decrease)	1,353,387	$44,603,507	(2,490,770)	$(70,665,483)

Class C
Shares sold	7,487	$202,223	13,824	$385,322
Shares redeemed	(9,229)	(243,496)	(3,760)	(109,380)
Shares issued upon merger[1]	3,257	98,841	—	—

Net increase	1,515	$57,568	10,064	$275,942

Class K
Shares sold	8,772	$217,270	9,420	$300,710
Shares redeemed	(4,567)	(120,335)	(1,252)	(35,900)
Shares issued upon merger[1]	6,062	185,078	—	—

Net increase	10,267	$282,013	8,168	$264,810

Class Y
Shares sold	98,613	$2,963,791	68,776	$1,414,444
Shares redeemed	(3,769)	(105,402)	(60,478)	(1,950,542)
Shares issued upon merger[1]	47,632	1,501,856	—	—

Net increase/(decrease)	142,476	$4,360,245	8,298	$(536,098)

[1]	RS Smaller Company Growth Fund merged with RS Small Cap Growth Fund on December 14, 2009 (See Note 9).

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RS Select Growth Fund

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount
Class A
Shares sold	246,513	$4,348,205	296,087	$6,444,480
Shares redeemed	(646,579)	(11,436,147)	(1,862,505)	(40,911,251)

Net decrease	(400,066)	$(7,087,942)	(1,566,418)	$(34,466,771)

Class C
Shares sold	3,521	$67,713	7,255	$103,909
Shares redeemed	(7,213)	(103,643)	(42)	(601)

Net increase/(decrease)	(3,692)	$(35,930)	7,213	$103,308

Class K
Shares sold	3,573	$60,733	2,675	$59,646
Shares redeemed	(1,905)	(36,330)	(361)	(6,864)

Net increase	1,668	$24,403	2,314	$52,782

Class Y*
Shares sold	113,226	$1,945,305	NA	NA

Net increase	113,226	$1,945,305	NA	NA

*	Inception date was May 1, 2009.

RS Mid Cap Growth Fund

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount
Class A
Shares sold	745,724	$5,269,509	2,148,565	$23,217,623
Shares reinvested	—	—	549,648	3,451,734
Shares redeemed	(8,139,100)	(53,807,028)	(9,226,414)	(83,156,334)

Net decrease	(7,393,376)	$(48,537,519)	(6,528,201)	$(56,486,977)

Class C
Shares sold	20,627	$147,734	46,955	$541,024
Shares reinvested	—	—	2,424	14,979
Shares redeemed	(34,553)	(213,558)	(13,108)	(117,365)

Net increase/(decrease)	(13,926)	$(65,824)	36,271	$438,638

Class K
Shares sold	40,714	$293,701	41,728	$453,801
Shares reinvested	—	—	1,765	10,926
Shares redeemed	(16,120)	(126,650)	(8,048)	(77,094)

Net increase	24,594	$167,051	35,445	$387,633

Class Y
Shares sold	75,535	$537,239	99,139	$1,033,374
Shares reinvested	—	—	5,899	37,222
Shares redeemed	(68,398)	(532,431)	(201,965)	(2,376,871)

Net increase/(decrease)	7,137	$4,808	(96,927)	$(1,306,275)

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NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Growth Fund

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount
Class A
Shares sold	413,055	$3,557,001	1,454,325	$17,259,429
Shares reinvested	—	—	243,799	1,908,706
Shares redeemed	(1,495,586)	(13,223,659)	(3,773,132)	(39,420,971)

Net decrease	(1,082,531)	$(9,666,658)	(2,075,008)	$(20,252,836)

Class C
Shares sold	16,876	$160,591	13,076	$128,572
Shares reinvested	—	—	285	2,079
Shares redeemed	(5,325)	(47,470)	(6,923)	(62,217)

Net increase	11,551	$113,121	6,438	$68,434

Class K
Shares sold	44,026	$387,120	35,441	$420,076
Shares reinvested	—	—	744	5,455
Shares redeemed	(20,554)	(195,577)	(5,646)	(67,276)

Net increase	23,472	$191,543	30,539	$358,255

Class Y
Shares sold	27,295	$234,778	25,600	$270,368
Shares reinvested	—	—	2,107	16,501
Shares redeemed	(28,119)	(222,620)	(142,342)	(1,768,751)

Net increase/(decrease)	(824)	$12,158	(114,635)	$(1,481,882)

RS Technology Fund

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,687,881	$74,560,608	1,394,254	$18,153,339
Shares reinvested	—	—	79,966	673,158
Shares redeemed	(2,083,992)	(24,174,026)	(3,831,384)	(48,629,409)

Net increase/(decrease)	4,603,889	$50,386,582	(2,357,164)	$(29,802,912)

Class C
Shares sold	84,428	$1,122,725	1,708	$22,926
Shares reinvested	—	—	113	932
Shares redeemed	(5,750)	(60,460)	(10,813)	(142,524)

Net increase/(decrease)	78,678	$1,062,265	(8,992)	$(118,666)

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RS Technology Fund — continued

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount
Class K
Shares sold	17,284	$196,752	15,996	$213,374
Shares reinvested	—	—	235	1,935
Shares redeemed	(7,734)	(97,558)	(1,311)	(18,818)

Net increase	9,550	$99,194	14,920	$196,491

Class Y
Shares sold	65,020	$729,043	26,750	$307,036
Shares reinvested	—	—	661	5,596
Shares redeemed	(10,813)	(141,588)	(24,335)	(299,480)

Net increase	54,207	$587,455	3,076	$13,152

RS Small Cap Equity Fund

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,061,577	$10,225,682	1,448,866	$17,273,476
Shares reinvested	—	—	69,425	613,739
Shares redeemed	(2,009,710)	(20,291,312)	(3,099,907)	(36,547,611)

Net decrease	(948,133)	$(10,065,630)	(1,581,616)	$(18,660,396)

Class B
Shares sold	12,659	$101,567	27,876	$280,464
Shares reinvested	—	—	4,220	34,209
Shares redeemed	(137,530)	(1,158,605)	(203,158)	(2,070,022)

Net decrease	(124,871)	$(1,057,038)	(171,062)	$(1,755,349)

Class C
Shares sold	7,918	$56,653	55,828	$497,722
Shares reinvested	—	—	10,786	78,523
Shares redeemed	(801,850)	(8,193,775)	(44,831)	(382,314)

Net increase/(decrease)	(793,932)	$(8,137,122)	21,783	$193,931

Class K
Shares sold	128,870	$1,195,399	121,819	$1,371,631
Shares reinvested	—	—	12,090	102,042
Shares redeemed	(605,067)	(6,992,916)	(99,133)	(1,125,694)

Net increase/(decrease)	(476,197)	$(5,797,517)	34,776	$347,979

Class Y
Shares sold	39,438	$367,328	12,610	$147,466
Shares reinvested	—	—	199	1,752
Shares redeemed	(23,661)	(238,411)	(2,916)	(37,890)

Net increase	15,777	$128,917	9,893	$111,328

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NOTES TO FINANCIAL STATEMENTS

b. Shareholder Concentration As of December 31, 2009, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Small Cap Growth Fund	3	30.38%
RS Select Growth Fund	1	32.36%
RS Mid Cap Growth Fund	2	26.42%
RS Growth Fund	1	19.64%
RS Technology Fund	2	30.22%
RS Small Cap Equity Fund	2	52.64%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2009, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Small Cap Growth Fund	$408,284,342	$428,962,493
RS Select Growth Fund	76,952,432	81,732,993
RS Mid Cap Growth Fund	88,473,449	137,424,513
RS Growth Fund	122,686,758	134,080,992
RS Technology Fund	182,383,502	139,747,477
RS Small Cap Equity Fund	158,657,384	184,870,765

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest

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accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 6 Regulatory Settlements

During the year ended December 31, 2009, the Funds received payments relating to certain regulatory settlements which were distributed under the direction of the Securities and Exchange Commission. These payments were as follows:

Fund	Amount
RS Small Cap Growth Fund	$3,700,672
RS Select Growth Fund	97,038
RS Mid Cap Growth Fund	32,999
RS Growth Fund	79,983
RS Small Cap Equity Fund	33,672

These payments are included in “Increase from Regulatory Settlements” on the Statement of Changes in Net Assets and, with the exception of RS Small Cap Growth Fund, RS Select Growth Fund and RS Growth Fund, resulted in less than a $0.01 impact to net asset value per share as well as a less than 0.01% performance impact to the total return for the year ended December 31, 2009.

Of these amounts, payments received by RS Small Cap Growth Fund and RS Growth Fund in the amounts of $3,450,094 and $72,075, respectively, were ordered by the SEC as part of the terms of a settlement agreement with RS Investment Management, L.P., an affiliate.

Note 7 Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Funds’ financial statements through February 19, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS

Note 9 Fund Merger

As of the opening of business on December 14, 2009, RS Small Cap Growth Fund acquired all of the assets and assumed all of the liabilities of RS Smaller Company Growth Fund, another series of the Trust, an open-end investment company, pursuant to a plan of reorganization approved by RS Smaller Company Growth Fund shareholders on November 18, 2009. The purpose of the transaction was to combine two funds managed by the same investment adviser, RS Investments with similar investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 1,972,101 shares of RS Small Cap Growth Fund valued at $61,634,226, for 4,368,573 shares of RS Smaller Company Growth Fund outstanding, representing all of the assets and assumption of all of that Fund’s liabilities, as of the opening of business on December 14, 2009. The investment portfolio of RS Smaller Company Growth Fund, with a fair value of $61,795,363 and identified cost of $48,432,351 as of the opening of business on December 14, 2009, was the principal asset acquired by RS Small Cap Growth Fund. For financial reporting purposes, assets received and shares issued by RS Small Cap Growth Fund were recorded at value; however, the cost basis of the investments received from RS Smaller Company Growth Fund was carried forward to align ongoing reporting of RS Small Cap Growth Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. RS Small Cap Growth Fund acquired capital loss carryovers of $18,090,978 from RS Smaller Company Growth Fund. Immediately prior to the merger, the net assets of RS Small Cap Growth Fund were $353,225,943.

Assuming the merger had been completed on January 1, 2009, RS Small Cap Growth Fund’s pro forma results of operations for the year ended December 31, 2009 are as follows:

Net investment loss	$(5,173,913)
Net gain on investments	148,043,148
Net increase in net assets resulting from operations	$142,869,235

Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RS Smaller Company Growth Fund that have been included in RS Small Cap Growth Fund’s statement of operations since December 14, 2009.

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The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	RS Smaller Company Growth Fund	RS Small Cap Growth Fund	RS Small Cap Growth Fund
Net Assets:
Class A	$59,848,451	$340,534,780	$400,383,231
Class C	98,841	410,839	509,680
Class K	185,078	444,396	629,474
Class Y	1,501,856	11,835,928	13,337,784
Shares Outstanding:
Class A	4,241,936	10,898,046	12,813,196
Class C	7,214	13,538	16,795
Class K	13,447	14,555	20,617
Class Y	105,976	375,348	422,980
Net Asset Value per Share:
Class A	$14.11	$31.25	$31.25
Class C	13.70	30.35	30.35
Class K	13.76	30.53	30.53
Class Y	14.17	31.53	31.53
Net unrealized appreciation/(depreciation)	$13,363,012	$65,581,962	$78,944,974
Accumulated net realized gain/(loss)	$(65,963,310)	$(1,344,396,411)	$(1,344,396,411)

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Small Cap Growth Fund

RS Select Growth Fund

RS Mid Cap Growth Fund

RS Growth Fund

RS Technology Fund

RS Small Cap Equity Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Small Cap Growth Fund (formerly RS Emerging Growth Fund), RS Select Growth Fund, RS Mid Cap Growth Fund (formerly RS MidCap Opportunities Fund), RS Growth Fund, RS Technology Fund, and RS Small Cap Equity Fund (formerly RS Small Cap Core Equity Fund) (six of the portfolios constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented for RS Small Cap Growth Fund, RS Select Growth Fund, RS Mid Cap Growth Fund, RS Growth Fund, and RS Technology Fund and for each of the four years in the period ended December 31, 2009 for RS Small Cap Equity Fund in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of RS Small Cap Equity Fund for the year ended December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2010

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The Board of Trustees of the RS Investment Trust, including all the disinterested Trustees, met in person on August 11 - 12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the

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Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and

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SUPPLEMENTAL INFORMATION (UNAUDITED)

whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

RS Investments has provided all necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	34	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder, TriLine Global, an investment firm; President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	34	None

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees (continued)
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	34	None
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	34	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co-President and Co-Principal Executive Officer November 2004 through September 2005; Treasurer and Principal Financial and Accounting Officer May 2004 through September 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments.	34	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm.	N/A	N/A

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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388 Market Street San Francisco CA 94111

www.RSinvestments.com | 800-766-3863

Six-time winner of Dalbar Service Award EB 015097 (12/09)

2009 Annual Report

All data as of December 31, 2009

RS Value Funds

Class A, B, C, K, and Y Shares

•	RS Partners Fund

•	RS Value Fund

•	RS Large Cap Alpha Fund

•	RS Investors Fund

•	RS Global Natural Resources Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Growth | International | Fixed Income

RS Funds provide clients with access to four deep and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

RS Value Funds	RS Growth Funds	RS Fixed Income Funds
RS Partners Fund*	RS Small Cap Growth Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Select Growth Fund	RS Low Duration Bond Fund
RS Large Cap Alpha Fund	RS Mid Cap Growth Fund	RS High Yield Bond Fund
RS Investors Fund	RS Growth Fund	RS Tax-Exempt Fund
RS Global Natural Resources Fund	RS Technology Fund	RS High Yield Municipal Bond Fund
	RS Small Cap Equity Fund**	RS Floating Rate Fund
RS International Funds		RS Strategic Income Fund
RS International Growth Fund	Other RS Funds	RS Money Market Fund
RS Emerging Markets Fund	RS S&P 500 Index Fund

*	RS Partners Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. Please see the prospectus for more information.
**	Closed to new investors.

CEO’S LETTER

Terry R. Otton CEO, RS Investments

Dear Fellow Shareholder,

Thank you for your continued investment with RS Investments. We sincerely appreciate your choice of RS Investments as your trusted investment partner. As stewards of your capital, our goal of maintaining your confidence remains at the forefront of every decision we make.

Over the last 24 years — through all the economic ups and downs — RS Investments has remained committed to your long-term success and focused on deep fundamental research as the means to help you get there. We apply a long-term view to every investment we make — whether it’s in a company in one of our mutual funds or in our people who work on your behalf.

Benefit from Our Strengths

Over the last three years, in particular, the financial markets have experienced periods of extreme volatility, the likes of which have not been seen in 70 years. Through this challenging time, our shareholders have benefited from the financial strength of our firm, which has allowed us to continue to reinvest in our most important resource, our people, and from our constant focus on aligning our interests with yours. Our history of results and continued investment in our core strengths serve as evidence that RS Investments is in a better position to meet our investors’ needs than at any other time in our long history.

As we have grown our business over the years, we have worked hard to align our own goals with yours. As evidence of this, directors, employees and portfolio managers at RS Investments have invested $50 million in the investment strategies we manage, right alongside our shareholders and clients. RS employees have a significant ownership stake in our business, and our majority owner, The Guardian Life Insurance Company of America, a well-respected 150-year-old mutual insurance company, provides further stability and strategic long-term resources. We are all in this, together with you, for the long term.

Over the last several years, virtually every functional area of our firm has benefited from investments in people, technology, and training. Even last year, during a time when many other firms were unable or unwilling to hire, we further strengthened our research capabilities by hiring experienced professionals. Each of our new investment team members brings high quality of character and depth of experience, adding meaningfully to our already strong bench of investment talent.

“Best of the Decade” Honors

Recently, The Wall Street Journal1 recognized RS Partners Fund as one of the “Best Funds of the Decade.” This recognition is particularly rewarding as it comes on the heels of one of the most challenging decades for investing in the history of modern capital markets. We credit the Fund’s results to a durable and consistently applied investment philosophy, one that is predicated on diligent research, improving returns on invested capital, and downside risk awareness. The same investment approach — requiring patience and a long-term view — is applied across the entire suite of RS Value funds.

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CEO’S LETTER

We invite you to review the long-term performance of our entire fund family — including growth, fixed income and international equity funds — in greater detail on our website and in the pages that follow.

New Wealth Planning Solutions from RS

In December, we introduced three new fixed income funds: RS Strategic Income Fund, RS Floating Rate Fund, and RS High Yield Municipal Bond Fund. These funds, supported by an experienced fixed income team, join an already broad stable of investment options that address a wide range of investor needs. Whether to address inflation, participate in the global growth of emerging and developed economies, generate retirement income, protect against a declining dollar or rising taxes, or to benefit from good old-fashioned long-term capital appreciation, the RS fund family offers a potential solution.

We have also enhanced the value we provide to you by implementing and/or enhancing expense caps on RS Value Fund, RS Investors Fund, RS Small Cap Growth Fund, and RS Select Growth Fund (Class A shares). These expense caps place each of these funds’ fees for Class A shares within the least expensive one-third of their peers2, providing a unique combination of strong value and premium investment management.

Looking Ahead

Today, our firm is well positioned for you:

1.	We are financially stable — our shareholders can rely on us to be here when they need us most.

2.	We have the ability to attract and retain exceptional people — our people are focused on your long-term success.

3.	We follow our durable investment approaches consistently across a wide variety of market environments.

4.	We are committed to your long-term success — our interests are aligned with yours through ownership in our funds and in our business.

The term “trusted advisor” has never meant more than it does today. As a large segment of the financial services industry continues to reel from the challenges of the last several years, we have never wavered from our primary mission: do right by shareholders every day and deliver long-term results. We believe RS Investments is stronger than ever and well positioned to be your trusted advisor today and tomorrow.

We thank you again for the trust and confidence you’ve placed in RS Investments and look forward to our continued partnership.

Sincerely,

Terry R. Otton

CEO, RS Investments

1	The Wall Street Journal, “Best Stock Fund of the Decade,” December 31, 2009. Rankings were provided to The Wall Street Journal by Morningstar and include all diversified equity funds (excluding sector funds and leveraged funds). Rankings are based on the fund’s total returns for the ten-year period ending December 29, 2009.
2	Source: Lipper Analytical Services

2	www.RSinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will change.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. Class B performance quoted “with sales charge” reflects the maximum contingent deferred sales charge of 3%. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1%. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS PARTNERS FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Partners Fund Commentary

Highlights

•	After declining in the first quarter, equity markets rallied throughout most of 2009, aided by signs of stabilization in the economy and financial markets.

•	RS Partners Fund significantly outperformed its benchmark, the Russell 2000® Value Index[3], during 2009.

•

Stock selection was especially favorable in the financial services sector, as well as in the energy, consumer staples, and health care sectors during the year. The Fund’s overweighting in the energy sector also contributed positively to relative returns for the year; however, Fund investments in the technology and materials sectors detracted from relative performance.

Market Overview

2009 was a year of extremes. Throughout most of the first quarter, markets declined sharply as investors shunned risk in favor of higher-quality franchises. By the spring, however, massive coordinated government stimulus efforts around the globe reduced investor fears and set the stage for a market resurgence of historic proportions. As the fears of a “worst-case scenario” faded, bargain hunters sought out many of the lower quality, highly leveraged companies that were punished most during the market decline. During this so-called “risk rally,” the most fundamentally challenged stocks performed best. By year-end, however, investors were becoming more discriminating in their choices of investments, as they sought to position themselves for what appeared to be a modest and uneven economic recovery.

Fund Performance Overview

RS Partners Fund (Class A shares) returned 43.67% for the twelve-month period ended December 31, 2009, significantly outperforming its benchmark, the Russell 2000® Value Index, which returned 20.58%.

As the markets rallied in the spring, fueled, in our view, by investors’ appetite for heavily discounted, more highly leveraged investments, the Fund’s portfolio had a difficult time keeping pace. By keeping our focus on owning structurally improving businesses that possess positive return characteristics relative to their underlying risk profiles, the Fund benefited later in the year and was able to deliver full-year results that exceeded the benchmark return.

The Fund’s stock selection in the financial services sector was especially beneficial during the past year, due in part to our investments in the banking and asset management industries. In addition, the Fund benefited from investments in companies

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RS PARTNERS FUND

using technology to capitalize on evolving opportunities in the financial markets, such as Euronet Worldwide, a provider of ATM and point-of-sale credit card, electronic bill payment, and money transfer services. We believe that the financial services industry is in the early stages of a structural change that will create opportunities for well-managed, innovative companies that have sufficient capital.

Other positive contributors included nutritional supplements maker and distributor NBTY. In addition, The Cooper Companies, a manufacturer of contact lenses and other health care instruments, saw continued business growth in 2009, due in part to consumers’ largely recession-proof demand for contact lenses and related products.

On a negative note, despite our efforts to mitigate downside risk, some of the Fund’s largest individual detractors were hurt in the first quarter market decline, due in part to their perceived sensitivity to global economic conditions. Detractors included materials companies such as Century Aluminum and diversified chemicals company Solutia, which both faced concerns over recession-related cutbacks in raw materials demand. Economic fears also weighed on performance by Employers Holdings, a provider of workman’s compensation insurance.

Outlook

We are pleased with the Fund’s results in 2009 given the macro, non-fundamentally driven market backdrop that persisted for much of the year. With the possibility of increasing interest rates, inflation, and taxes conspiring to raise the market discount rate, we believe future performance will no longer be driven by the re-rating of expectations associated with a declining discount rate. Moreover, as we move into 2010, we believe the Fund is well positioned for an environment where company-specific fundamentals are again more relevant.

We believe that our investment process, which focuses on structural changes leading to improving returns on invested capital, coupled with a strict valuation overlay, is highly effective across market cycles. We strive to know our companies well and firmly believe that both our extensive bottom-up analysis and robust research staff convey a competitive advantage. We remain committed to this disciplined process, which focuses on long-term investment returns.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

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RS PARTNERS FUND

Characteristics

Total Net Assets: $1,726,161,819

Top Ten Holdings[1]

Holding	% of Total Net Assets
Coinstar, Inc.	3.73%
Magellan Health Services, Inc.	3.71%
ACI Worldwide, Inc.	3.52%
Denbury Resources, Inc.	3.17%
Comverse Technology, Inc.	2.99%
Scientific Games Corp., Class A	2.81%
The Cooper Cos., Inc.	2.80%
Compass Minerals International, Inc.	2.62%
Jack Henry & Associates, Inc.	2.55%
BorgWarner, Inc.	2.44%
Total	30.34%

Sector Allocation[2]

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
3

The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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RS PARTNERS FUND

Performance Update

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares 7/12/95
without sales charge	43.67%	-5.33%	1.10%	13.60%	11.35%
with maximum sales charge	36.83%	-6.85%	0.12%	13.05%	10.97%
Class K Shares 10/13/06
without sales charge	43.27%	-5.67%	—	—	-3.94%
Class Y Shares 5/1/07
without sales charge	44.25%	—	—	—	-8.35%
Russell 2000® Value Index[3]	20.58%	-8.22%	-0.01%	8.27%	9.11%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Partners Fund and in the Russell 2000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class K shares (10/13/06) would have the following values as of December 31, 2009: $8,788 (Class K). While Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. A hypothetical $1,000,000 investment made upon the inception of Class Y shares (5/1/07) would have the following value as of December 31, 2009: $792,430.

Performance quoted represents past performance and does not guarantee future results.

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RS VALUE FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Value Fund Commentary

Highlights

•	After a slow start, equity markets regained ground through most of 2009, aided by signs of modest economic improvement.

•

RS Value Fund outperformed its benchmark, the Russell Midcap® Value Index[3], during the twelve-month period, aided by positive stock selection in the energy and financial services sectors. Stock selection in the utilities, producer durables, and consumer staples sectors was also beneficial, as was the Fund’s underweight exposure in these areas.

•	On a negative note, relative performance was hindered by stock selection in the consumer discretionary and technology sectors.

Market Overview

2009 was a year of extremes. Throughout most of the first quarter, markets declined sharply as investors shunned risk in favor of higher-quality franchises. By the spring, however, massive coordinated government stimulus efforts around the globe reduced investor fears and set the stage for a market resurgence of historic proportions. As the fears of a “worst-case scenario” faded, bargain hunters sought out many of the lower quality, highly leveraged companies that were punished most during the market decline. During this so-called “risk rally,” the most fundamentally challenged stocks performed best. By year-end, however, investors were becoming more discriminating in their choices of investments, as they sought to position themselves for what appeared to be a modest and uneven economic recovery.

Fund Performance Overview

RS Value Fund (Class A shares) returned 38.01% for the twelve-month period ended December 31, 2009, outperforming its benchmark, the Russell Midcap® Value Index, which returned 34.21%.

The Fund’s relative performance was aided by stock selection in the energy sector, where top contributors included oil and gas producers such as Talisman Energy Inc. and Southwestern Energy. Both companies have benefited more recently from some stabilization in demand and pricing. The improved global economic outlook also aided the performance of specialized metals producer Allegheny Technologies, another top performing investment for the period. In the energy and raw materials sectors, we continued to focus on companies that own advantaged assets, owning only those which we can purchase at discounted valuations using conservative long-term commodity price assumptions.

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RS VALUE FUND

Relative performance was dampened by our investments in property and casualty and multi-line insurers AON and ACE, which contrary to our expectations failed to take market share away from their financially challenged larger competitors.

Another detractor from relative performance was Scientific Games, a company that provides technology and services to support lotteries and other gaming functions. The company’s performance has been highly volatile, but came under additional pressure in the fourth quarter after a legal decision barred the company’s attempts to market a scratch-and-win lottery game in Italy. In addition, the weak construction environment also dampened performance by Martin Marietta Materials, a producer of crushed stone, sand, and gravel.

Outlook

We are pleased with the Fund’s results in 2009 given the macro, non-fundamentally driven market backdrop that persisted for much of the year. With the possibility of increasing interest rates, inflation, and taxes conspiring to raise the market discount rate, we believe future performance will no longer be driven by the re-rating of expectations associated with a declining discount rate. Moreover, as we move into 2010, we believe the Fund is well positioned for an environment where company-specific fundamentals are again more relevant.

We believe that our investment process, which focuses on structural changes leading to improving returns on invested capital, coupled with a strict valuation overlay, is highly effective across market cycles. We strive to know our companies well and firmly believe that both our extensive bottom-up analysis and robust research staff convey a competitive advantage. We remain committed to this disciplined process, which focuses on long-term investment returns.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

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RS VALUE FUND

Characteristics

Total Net Assets: $1,772,502,012

Top Ten Holdings[1]

Holding	% of Total Net Assets
Agilent Technologies, Inc.	4.54%
Comverse Technology, Inc.	3.76%
Biovail Corp.	3.33%
Career Education Corp.	3.31%
Talisman Energy, Inc.	3.09%
Ameriprise Financial, Inc.	2.97%
Martin Marietta Materials, Inc.	2.95%
Southwestern Energy Co.	2.87%
Scientific Games Corp., Class A	2.82%
Covidien PLC	2.74%
Total	32.38%

Sector Allocation[2]

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
3

The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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RS VALUE FUND

Performance Update

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares 6/30/93
without sales charge	38.01%	-5.85%	1.63%	9.09%	6.05%
with maximum sales charge	31.44%	-7.37%	0.65%	8.56%	5.74%
Class C Shares 5/1/07
without sales charge	37.07%	—	—	—	-10.43%
with sales charge	36.07%	—	—	—	-10.43%
Class K Shares 12/4/06
without sales charge	37.58%	-6.20%	—	—	-6.07%
Class Y Shares 5/1/07
without sales charge	38.63%	—	—	—	-9.45%
Russell Midcap® Value Index[3]	34.21%	-6.62%	1.98%	7.58%	10.01%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Value Fund and in the Russell Midcap® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/1/07), and Class K shares (12/4/06) would have the following values as of December 31, 2009: $7,452 (Class C), and $8,247 (Class K). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. A hypothetical $1,000,000 investment made upon the inception of Class Y shares (5/1/07) would have the following value as of December 31, 2009: $767,117.

Performance quoted represents past performance and does not guarantee future results.

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RS LARGE CAP ALPHA FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Large Cap Alpha Fund Commentary

Highlights

•	After a slow start during the first quarter, the equity markets regained ground through most of 2009 as investors sought to position themselves for a modest economic rally.

•

RS Large Cap Alpha Fund outperformed the Russell 1000® Value Index[3], as returns were aided by both positive stock selection and beneficial sector positioning. The Fund underperformed its broader benchmark, the S&P 500® Index[4], as value stocks generally underperformed growth stocks for the period.

•	Stock selection was especially beneficial in the energy sector, but proved somewhat detrimental in the materials, utilities, and consumer discretionary sectors.

Market Overview

2009 was a year of extremes. Throughout most of the first quarter, markets declined sharply as investors shunned risk in favor of higher-quality franchises. By the spring, however, massive coordinated government stimulus efforts around the globe reduced investor fears and set the stage for a market resurgence of historic proportions. As the fears of a “worst-case scenario” faded, bargain hunters sought out many of the lower quality, highly leveraged companies that were punished most during the market decline. During this so-called “risk rally,” the most fundamentally challenged stocks performed best. By year-end, however, investors were becoming more discriminating in their choices of investments, as they sought to position themselves for what appeared to be a modest and uneven economic recovery.

Fund Performance Overview

RS Large Cap Alpha Fund (Class A shares) returned 24.89% for the twelve-month period ended December 31, 2009, outperforming the 19.69% return offered by the benchmark Russell 1000® Value Index. The Fund failed to keep pace with its broader benchmark, the S&P 500® Index, which returned 26.46% for the year.

The Fund’s performance relative to the Russell 1000® Value Index was aided by a number of our investments in the energy sector. These included oil well equipment and services providers such as Schlumberger Ltd. We also benefited from our underweight exposure to the major integrated oil companies, such as Exxon Mobile.

Stock selection also aided relative performance in the health care sector. One of the Fund’s strongest performing holdings in this area was drug maker Schering-Plough, which was acquired earlier in the year by rival Merck. We also benefited from our investment in AFLAC, a leading seller of supplemental health insurance.

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RS LARGE CAP ALPHA FUND

A number of the Fund’s property and casualty (P&C) and multi-line insurance holdings, including AON, underperformed during the year, due, we believe, to their failure, contrary to our expectations, to take market share away from their financially challenged larger competitors.

Other detractors included companies that were hurt early in the year as a result of the perceived economic sensitivity of their business models. These included waste disposal services provider Republic Services, which disappointed investors by lowering its first quarter earnings guidance. We sold our investment in Republic Services to take advantage of the market correction to invest in opportunities that we considered attractively valued.

Outlook

We are pleased with the Fund’s results in 2009 given the macro, non-fundamentally driven market backdrop that persisted for much of the year. With the possibility of increasing interest rates, inflation, and taxes conspiring to raise the market discount rate, we believe future performance will no longer be driven by the re-rating of expectations associated with a declining discount rate. Moreover, as we move into 2010, we believe the Fund is well positioned for an environment where company-specific fundamentals are again more relevant.

We believe that our investment process, which focuses on structural changes leading to improving returns on invested capital, coupled with a strict valuation overlay, is highly effective across market cycles. We strive to know our companies well and firmly believe that both our extensive bottom-up analysis and robust research staff convey a competitive advantage. We remain committed to this disciplined process, which focuses on long-term investment returns.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility.

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RS LARGE CAP ALPHA FUND

Characteristics

Total Net Assets: $785,046,708

Top Ten Holdings[1]

Holding	% of Total Net Assets
Agilent Technologies, Inc.	4.01%
Pfizer, Inc.	3.84%
Occidental Petroleum Corp.	3.78%
XTO Energy, Inc.	3.52%
Fidelity National Information Services, Inc.	3.43%
BHP Billiton Ltd., ADR	3.08%
Abbott Laboratories	3.08%
JPMorgan Chase & Co.	3.07%
Bank of America Corp.	2.91%
Covidien PLC	2.78%
Total	33.50%

Sector Allocation[2]

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
3

The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the Index. Unlike the fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses. The Fund is changing its benchmark from the S&P 500® Index to the Russell 1000® Value Index because RS Investments believes that, due to changes to the Fund’s investment strategy, the Russell 1000® Value Index is more representative of the Fund’s investment universe.

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RS LARGE CAP ALPHA FUND

Performance Update

Average Annual Total Returns

Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares 6/1/72
without sales charge	24.89%	0.45%	4.24%	-2.38%	11.83%
with maximum sales charge	18.97%	-1.16%	3.23%	-2.86%	11.69%
Class B Shares 5/1/96
without sales charge	23.86%	-0.39%	3.29%	-3.13%	4.53%
with sales charge	20.86%	-1.05%	3.12%	-3.13%	4.53%
Class C Shares 8/7/00
without sales charge	23.97%	-0.30%	3.31%	—	-3.90%
with sales charge	22.97%	-0.30%	3.31%	—	-3.90%
Class K Shares 5/15/01
without sales charge	24.35%	0.08%	3.84%	—	0.63%
Class Y Shares 5/1/07
without sales charge	25.10%	—	—	—	-2.24%
Russell 1000® Value Index[3]	19.69%	-8.96%	-0.25%	2.47%	n/a
S&P 500® Index[4]	26.46%	-5.63%	0.42%	-0.95%	9.79%	*

*	Since Class A shares inception. Since inception performance of the S&P 500® index is measured from 5/31/72, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Large Cap Alpha Fund and in the Russell 1000® Value Index and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made 10 years ago in Class B Shares and upon the inception of Class C shares (8/7/00), and Class K shares (5/15/01) would have the following values as of December 31, 2009: $7,276 (Class B), $6,884 (Class C), and $10,558 (Class K). While Class B, Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. A hypothetical $1,000,000 investment made upon the inception of Class Y shares (5/1/07) would have the following value as of December 31, 2009: $941,427. The Fund is changing its benchmark from the S&P 500® Index to the Russell 1000® Value Index because RS Investments believes that, due to changes to the Fund’s investment strategy, the Russell 1000® Value Index is more representative of the Fund’s investment universe.

Performance quoted represents past performance and does not guarantee future results.

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RS INVESTORS FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Investors Fund Commentary

Highlights

•

The stock market experienced wide swings in 2009, as the sharp market decline during the first two months of the year gave way to a sustained market recovery that reflected investor hopes for improved economic and financial market conditions.

•	RS Investors Fund delivered strong absolute returns for the year, while also significantly outperforming its benchmark, the Russell 3000® Value Index[3]. Stock selection was strong during the first quarter market retreat and poised the Fund to participate in the subsequent market resurgence.

•

While stock selection was positive in all but one market sector, it was especially strong in the energy sector. Stock selection and an overweighting in the consumer discretionary sector was also highly beneficial. On a negative note, stock selection was detrimental in the technology sector, even though the Fund’s overweighting in this strong-performing area aided relative returns.

Market Overview

2009 was a year of extremes. Throughout most of the first quarter, markets declined sharply as investors shunned risk in favor of higher-quality franchises. By the spring, however, massive coordinated government stimulus efforts around the globe reduced investor fears and set the stage for a market resurgence of historic proportions. As the fears of a “worst-case scenario” faded, bargain hunters sought out many of the lower quality, highly leveraged companies that were punished most during the market decline. During this so-called “risk rally,” the most fundamentally challenged stocks performed best. By year-end, however, investors were becoming more discriminating in their choices of investments, as they sought to position themselves for what appeared to be a modest and uneven economic recovery.

Fund Performance Overview

RS Investors Fund (Class A shares) returned 51.32% for the twelve-month period ended December 31, 2009, compared with a 19.76% return for the benchmark Russell 3000® Value Index.

The Fund’s relative performance was aided by stock selection across most sectors of the economy, but most notably in the energy sector, where we benefited from our investment in Denbury Resources, a company that is using enhanced oil recovery technology to improve the yields of its oil and gas production resources along the Gulf Coast. In the energy and raw materials sectors, we continued to focus on companies that own advantaged assets that we can purchase at discounted valuations using conservative long-term commodity price assumptions.

Other positive contributors included nutritional supplements maker and distributor NBTY, which continued to report healthy financial performance despite the relatively cautious consumer spending environment. Performance was also aided by our investment in Coinstar, a company that manages self-service consumer coin-counting machines and kiosks. Recently, the company has gained share in the movie rental market with its Redbox kiosks, challenging companies such as Netflix. Meanwhile, the

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RS INVESTORS FUND

Cooper Companies, a health care device manufacturer, also performed perform well, supported by consumers’ largely recession-proof demand for contact lenses and related products.

The Fund’s largest individual detractors were companies that were hurt during the first quarter market decline. These included aluminum manufacturing company Century Aluminum, which declined on concerns over recession-related cutbacks in raw materials demand. We sold our investment in this company as we sought high quality, attractively-priced companies that we believed were less sensitive to economic fluctuations.

Other detractors included property and casualty and multi-line insurers AON and ACE, which contrary to our expectations failed to take market share away from their financially challenged larger competitors. Looking ahead, we plan to move our financial services exposure away from property and casualty insurers in favor of banks and life insurance providers that we consider attractively valued. This strategy reflects our view that the industry is undergoing structural changes that should improve the return profiles of many credit-based financial institutions.

Finally, Scientific Games was also a relative detractor during the year, despite providing a modest absolute contribution. A provider of technology and services to support lotteries and other gaming functions, Scientific Games suffered a setback in the fourth quarter after an Italian court blocked its efforts to market a scratch-and-win lottery game in Italy.

Outlook

We are pleased with the Fund’s results in 2009 given the macro, non-fundamentally driven market backdrop that persisted for much of the year. With the possibility of increasing interest rates, inflation, and taxes conspiring to raise the market discount rate, we believe future performance will no longer be driven by the re-rating of expectations associated with a declining discount rate. Moreover, as we move into 2010, we believe the Fund is well positioned for an environment where company-specific fundamentals are again more relevant.

We believe that our investment process, which focuses on structural changes leading to improving returns on invested capital, coupled with a strict valuation overlay, is highly effective across market cycles. We strive to know our companies well and firmly believe that both our extensive bottom-up analysis and robust research staff convey a competitive advantage. We remain committed to this disciplined process, which focuses on long-term investment returns.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small-and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in stock prices in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resource industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, international political and economic developments.

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RS INVESTORS FUND

Characteristics

Total Net Assets: $13,451,227

Top Ten Holdings[1]

Holding	% of Total Net Assets
Coinstar, Inc.	5.65%
Denbury Resources, Inc.	5.59%
Occidental Petroleum Corp.	5.56%
Compass Minerals International, Inc.	5.38%
Agilent Technologies, Inc.	5.28%
Comverse Technology, Inc.	5.27%
Southwestern Energy Co.	5.27%
Microsoft Corp.	5.21%
ACI Worldwide, Inc.	5.06%
Scientific Games Corp., Class A	4.71%
Total	52.98%

Sector Allocation[2]

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
3

The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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RS INVESTORS FUND

Performance Update

Average Annual Total Returns

	1 Year	3 Year	Since Inception
Class A Shares 11/15/05
without sales charge	51.32%	-8.79%	-1.72%
with maximum sales charge	44.06%	-10.27%	-2.87%
Class C Shares 7/24/07
without sales charge	44.66%	—	-14.40%
with sales charge	43.66%	—	-14.40%
Class K Shares 1/3/07
without sales charge	49.51%	—	-9.75%
Class Y Shares 5/1/07
without sales charge	51.91%	—	-11.89%
Russell 3000® Value Index[3]	19.76%	-8.91%	-1.31%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 11/15/05 in Class A shares of RS Investors Fund and the Russell 3000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (7/24/07), and Class K shares (1/3/07) would have the following values as of December 31, 2009: $6,843 (Class C), and $7,356 (Class K). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. A hypothetical $1,000,000 investment made upon the inception of Class Y shares (5/1/07) would have the following value as of December 31, 2009: $713,355.

Performance quoted represents past performance and does not guarantee future results.

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RS GLOBAL NATURAL RESOURCES FUND

Investment Style:

Natural Resources Sector

RS Global Natural Resources Fund Commentary

•

Natural resources-related stocks delivered volatile performance during 2009, losing ground due to economic fears during the first quarter before rebounding later in the year on expectations of economic recovery and stabilizing commodities prices.

•	Against this backdrop, RS Global Natural Resources Fund significantly outperformed both the S&P North American Natural Resources Sector Index™ [3] and the S&P 500® Index[4].

•

The Fund’s relative performance benefited from positive overall stock selection, especially within the energy and producer durables sectors. Detracting from the Fund’s relative performance were positions in the materials and utilities sectors.

Market Overview

2009 was a year of extremes. Throughout most of the first quarter, markets declined sharply as investors shunned risk in favor of higher-quality franchises. By the spring, however, massive coordinated government stimulus efforts around the globe reduced investor fears and set the stage for a market resurgence of historic proportions. As the fears of a “worst-case scenario” faded, bargain hunters sought out many of the lower-quality, highly leveraged companies that were punished most during the market decline. During this so-called “risk rally,” the most fundamentally challenged stocks performed best. Raw materials stocks also benefited from this market resurgence, as the prices of oil and other commodities rebounded from their low levels at the start of the year.

Fund Performance Overview

RS Global Natural Resources Fund (Class A shares) returned 49.33% for the twelve-month period ended December 31, 2009, well outperforming a 37.54% return by the benchmark S&P North American Natural Resources Sector Index™, as well as the 26.46% return of the S&P 500 Index.

Stock selection drove the Fund’s relative performance, particularly in the energy sector, where positive contributors included oil and gas production companies Talisman Energy and Denbury Resources, a company that utilizes injections of chilled carbon dioxide to boost oil field production. Relative performance was also aided by the Fund’s underweight exposure to large integrated oil companies such as Exxon, which had a difficult time delivering incremental value on a per-share basis.

Outside of the energy sector, performance benefited from an investment in Bucyrus International, a mining equipment manufacturer that has capitalized on its strong after-market and spare parts business, despite the overall slump in large-scale capital investment. Meanwhile, Brazilian metals and mining company Vale (formerly known as Companhia Vale do Rio Doce), benefited from the resurgence in global economic activity and iron-ore demand.

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RS GLOBAL NATURAL RESOURCES FUND

On a negative note, relative performance was hindered by our utilities investments including FirstEnergy, which we sold during the year. The weak construction environment also dampened performance by Martin Marietta Materials, a producer of crushed stone, sand, and gravel. We took advantage of what we believed was attractive valuation in this stock to add to our position during the year.

One of the Fund’s largest detractors for the period was aluminum producer Century Aluminum. Since we lost confidence in the company’s underlying fundamentals, our goal of mitigating downside risk for our investors led us to sell our investment in Century Aluminum and seek attractively valued, commodities–related investments with stronger underlying fundamentals.

Outlook

Our longer-term outlook for natural resources remains positive. Supply costs for many commodities continue to rise for geological reasons, excess capacity remains relatively low, the longer-term demand trends from emerging market countries remain favorable, and the risk of inflation in basic commodities continues to rise. While we believe that the near-term outlook is less certain, and likely to be quite volatile as a result, we believe that this is one of the most opportune times to be deploying capital into advantaged businesses. Our objective in the current environment is to expose our shareholders to the most advantaged natural resource companies across the commodities spectrum when valuations are attractive. As long term investors, we believe that these are the markets that create compelling long-term opportunities, and we are excited about investment prospects moving forward.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small-and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

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RS GLOBAL NATURAL RESOURCES FUND

Characteristics

Total Net Assets: $1,146,028,806

Top Ten Holdings[1]

Holding	% of Total Net Assets
Denbury Resources, Inc.	5.41%
Occidental Petroleum Corp.	4.93%
Talisman Energy, Inc.	4.93%
Southwestern Energy Co.	4.58%
Vale S.A., ADR	4.38%
XTO Energy, Inc.	4.37%
BHP Billiton Ltd., ADR	4.28%
Goldcorp, Inc.	3.77%
Peabody Energy Corp.	3.62%
Concho Resources, Inc.	3.47%
Total	43.74%

Sector Allocation[2]

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
3

The S&P North American Natural Resources Sector Index™ is a modified cap-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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RS GLOBAL NATURAL RESOURCES FUND

Performance Update

Average Annual Total Returns

	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares 11/15/95
without sales charge	49.33%	1.64%	10.06%	16.41%	10.95%
with maximum sales charge	42.23%	0.00%	8.99%	15.84%	10.57%
Class C Shares 5/1/07
without sales charge	48.15%	—	—	—	-3.95%
with sales charge	47.15%	—	—	—	-3.95%
Class K Shares 12/4/06
without sales charge	48.49%	1.11%	—	—	-0.51%
Class Y Shares 5/1/07
without sales charge	49.80%	—	—	—	-2.76%
S&P North American Natural Resources Sector IndexTM [3]	37.54%	2.03%	11.14%	9.22%	n/a
S&P 500® Index[4]	26.46%	-5.63%	0.42%	-0.95%	6.43%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Global Natural Resources Fund, the S&P North American Natural Resources Sector Index™, and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/1/07), and Class K shares (12/4/06) would have the following values as of December 31, 2009: $8,980 (Class C), and $9,845 (Class K). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. A hypothetical $1,000,000 investment made upon the inception of Class Y shares (5/1/07) would have the following value as of December 31, 2009: $927,938.

Performance quoted represents past performance and does not guarantee future results.

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will change.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. Class B performance quoted “with sales charge” reflects the maximum contingent deferred sales charge of 3%. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1%. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

24	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

www.RSinvestments.com	25

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09	Expense Ratio During Period** 7/1/09-12/31/09
RS Partners Fund	Class A	$1,000.00	$1,225.60	$8.36	1.49%
	Class K	$1,000.00	$1,223.70	$10.27	1.83%
	Class Y	$1,000.00	$1,228.10	$5.87	1.04%
RS Value Fund	Class A	$1,000.00	$1,230.70	$7.75	1.38%
	Class C	$1,000.00	$1,226.30	$11.68	2.08%
	Class K	$1,000.00	$1,227.90	$10.00	1.78%
	Class Y	$1,000.00	$1,233.50	$5.43	0.96%
RS Large Cap Alpha Fund	Class A	$1,000.00	$1,211.00	$5.18	0.93%
	Class B	$1,000.00	$1,207.20	$9.45	1.70%
	Class C	$1,000.00	$1,206.40	$9.89	1.78%
	Class K	$1,000.00	$1,208.20	$7.12	1.28%
	Class Y	$1,000.00	$1,211.70	$4.38	0.79%
RS Investors Fund	Class A	$1,000.00	$1,201.90	$9.92	1.79%
	Class C	$1,000.00	$1,184.80	$19.10	3.47%
	Class K	$1,000.00	$1,194.90	$17.52	3.17%
	Class Y	$1,000.00	$1,202.70	$8.93	1.61%
RS Global Natural Resources Fund	Class A	$1,000.00	$1,267.60	$8.28	1.45%
	Class C	$1,000.00	$1,262.80	$12.81	2.25%
	Class K	$1,000.00	$1,263.80	$11.68	2.05%
	Class Y	$1,000.00	$1,269.80	$6.13	1.07%
Based on Hypothetical Return (5% Return Before Expenses)
RS Partners Fund	Class A	$1,000.00	$1,017.69	$7.58	1.49%
	Class K	$1,000.00	$1,015.97	$9.31	1.83%
	Class Y	$1,000.00	$1,019.94	$5.32	1.04%
RS Value Fund	Class A	$1,000.00	$1,018.26	$7.01	1.38%
	Class C	$1,000.00	$1,014.71	$10.57	2.08%
	Class K	$1,000.00	$1,016.23	$9.05	1.78%
	Class Y	$1,000.00	$1,020.35	$4.91	0.96%
RS Large Cap Alpha Fund	Class A	$1,000.00	$1,020.52	$4.74	0.93%
	Class B	$1,000.00	$1,016.64	$8.63	1.70%
	Class C	$1,000.00	$1,016.24	$9.03	1.78%
	Class K	$1,000.00	$1,018.75	$6.51	1.28%
	Class Y	$1,000.00	$1,021.24	$4.01	0.79%
RS Investors Fund	Class A	$1,000.00	$1,016.19	$9.09	1.79%
	Class C	$1,000.00	$1,007.72	$17.55	3.47%
	Class K	$1,000.00	$1,009.24	$16.04	3.17%
	Class Y	$1,000.00	$1,017.10	$8.18	1.61%
RS Global Natural Resources Fund	Class A	$1,000.00	$1,017.90	$7.37	1.45%
	Class C	$1,000.00	$1,013.89	$11.40	2.25%
	Class K	$1,000.00	$1,014.89	$10.40	2.05%
	Class Y	$1,000.00	$1,019.81	$5.45	1.07%
*	Expenses are equal to the Fund's annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Based on the six-month expense ratio; may differ from the expense ratio presented in Financial Highlights.

26	www.RSinvestments.com

Financial Information

Year Ended December 31, 2009

SCHEDULE OF INVESTMENTS — RS PARTNERS FUND

December 31, 2009	Shares	Value
Common Stocks – 91.2%
Advertising Agencies – 0.0%
The Interpublic Group of Cos., Inc.(1)	22,800	$168,264

		168,264
Asset Management & Custodian – 2.6%
Affiliated Managers Group, Inc.(1)	377,393	25,417,419
SEI Investments Co.	1,130,183	19,800,806

		45,218,225
Auto Parts – 2.4%
BorgWarner, Inc.	1,268,886	42,152,393

		42,152,393
Banks: Diversified – 9.5%
Associated Banc-Corp	2,369,949	26,093,138
Commerce Bancshares, Inc.	877,218	33,965,881
First Horizon National Corp.(1)	2,498,399	33,478,543
FirstMerit Corp.	901,058	18,147,308
Marshall & Ilsley Corp.	3,093,400	16,859,030
Western Alliance Bancorp(1)	1,380,401	5,217,916
Whitney Holding Corp.	3,264,200	29,736,862

		163,498,678
Banks: Savings, Thrift & Mortgage Lending – 3.4%
First Niagara Financial Group, Inc.	1,798,903	25,022,741
Ocwen Financial Corp.(1)	3,442,762	32,947,232

		57,969,973
Casinos & Gambling – 2.8%
Scientific Games Corp., Class A(1)	3,329,907	48,450,147

		48,450,147
Coal – 1.0%
Peabody Energy Corp.	388,300	17,555,043

		17,555,043
Communications Technology – 3.0%
Comverse Technology, Inc.(1)	5,469,202	51,683,959

		51,683,959
Computer Services Software & Systems – 4.8%
ACI Worldwide, Inc.(1)(2)	3,543,715	60,774,712
Progress Software Corp.(1)	742,687	21,693,888

		82,468,600
Consumer Lending – 1.4%
MoneyGram International, Inc.(1)(2)	8,257,617	23,781,937

		23,781,937

28	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS PARTNERS FUND

December 31, 2009 Foreign Currency	Shares	Value
Consumer Services: Miscellaneous – 4.9%
Coinstar, Inc.(1)(2)	2,317,720	$64,386,262
KAR Auction Services, Inc.(1)	1,522,000	20,988,380

		85,374,642
Diversified Financial Services – 1.1%
Duff & Phelps Corp., Class A	1,029,284	18,794,726

		18,794,726
Diversified Retail – 0.4%
Dollarama, Inc.(1)(3)(4) CAD	300,000	6,411,053

		6,411,053
Education Services – 3.8%
Career Education Corp.(1)	1,673,066	38,999,169
Corinthian Colleges, Inc.(1)	1,898,091	26,136,713

		65,135,882
Entertainment – 2.3%
Lions Gate Entertainment Corp.(1)	3,676,877	21,362,655
Live Nation, Inc.(1)	2,165,098	18,424,984

		39,787,639
Financial Data & Systems – 6.9%
Broadridge Financial Solutions, Inc.	1,509,268	34,049,086
Euronet Worldwide, Inc.(1)	1,849,804	40,603,198
Jack Henry & Associates, Inc.	1,907,402	44,099,134

		118,751,418
Foods – 0.7%
NBTY, Inc.(1)	292,778	12,747,554

		12,747,554
Health Care Management Services – 3.7%
Magellan Health Services, Inc.(1)	1,570,270	63,957,097

		63,957,097
Insurance: Life – 1.5%
Torchmark Corp.	596,813	26,229,931

		26,229,931
Insurance: Multi-Line – 2.2%
Assurant, Inc.	1,026,945	30,274,338
eHealth, Inc.(1)	462,318	7,595,885

		37,870,223
Insurance: Property-Casualty – 5.2%
First American Corp.	1,030,716	34,127,007
Genworth MI Canada, Inc.(1)(3)(4) CAD	1,100,000	28,503,131
XL Capital Ltd., Class A	1,472,765	26,995,783

		89,625,921

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	29

SCHEDULE OF INVESTMENTS — RS PARTNERS FUND

December 31, 2009	Shares	Value
Medical & Dental Instruments & Supplies – 5.1%
Immucor, Inc.(1)	1,945,681	$39,380,583
The Cooper Cos., Inc.	1,268,231	48,344,966

		87,725,549
Medical Equipment – 1.4%
Dionex Corp.(1)	314,551	23,235,882

		23,235,882
Metals & Minerals: Diversified – 2.6%
Compass Minerals International, Inc.	673,735	45,268,255

		45,268,255
Oil Well Equipment & Services – 2.0%
Key Energy Services, Inc.(1)	3,822,887	33,603,177

		33,603,177
Oil: Crude Producers – 5.5%
Concho Resources, Inc.(1)	909,597	40,840,905
Denbury Resources, Inc.(1)	3,694,750	54,682,300

		95,523,205
Production Technology Equipment – 1.9%
FEI Co.(1)	1,427,700	33,351,072

		33,351,072
Real Estate Investment Trusts – 0.6%
Redwood Trust, Inc.	659,834	9,541,200

		9,541,200
Securities Brokerage & Services – 2.2%
MF Global Ltd.(1)	5,368,561	37,311,499

		37,311,499
Semiconductors & Components – 1.3%
Atmel Corp.(1)	5,010,684	23,099,253

		23,099,253
Steel – 2.2%
Allegheny Technologies, Inc.	854,694	38,264,650

		38,264,650
Textiles Apparel & Shoes – 1.1%
Carter’s, Inc.(1)	734,478	19,280,047

		19,280,047
Utilities: Miscellaneous – 1.7%
Calpine Corp.(1)	2,688,634	29,574,974

		29,574,974
Total Common Stocks (Cost $1,360,365,938)		1,573,412,068

30	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS PARTNERS FUND

December 31, 2009	Shares	Value
Depositary Securities – 3.9%
Asset Management & Custodian – 3.9%
AP Alternative Assets, L.P.(1)(4)(5)	4,831,903	$32,009,178
KKR Private Equity Investors, L.P.(1)(4)(5)	4,193,343	35,328,148

		67,337,326
Total Depositary Securities (Cost $145,346,229)		67,337,326

	Principal Amount	Value
Repurchase Agreements – 5.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 12/31/2009, maturity value of $92,285,000, due 1/4/2010(6)	$92,285,000	92,285,000
Total Repurchase Agreements (Cost $92,285,000)		92,285,000
Total Investments - 100.4% (Cost $1,597,997,167)		1,733,034,394
Other Liabilities, Net - (0.4)%		(6,872,575)
Total Net Assets - 100.0%		$1,726,161,819

(1)	Non-income producing security.
(2)	Affiliated issuer. See 2d in Notes to Financial Statements.
(3)	Fair valued security. See 1a in Notes to Financial Statements.
(4)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2009, the aggregate market value of these securities amounted to $102,251,510, representing 5.9% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(5)	Restricted depositary units.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	31

SCHEDULE OF INVESTMENTS — RS PARTNERS FUND

(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	3.50%	2/15/2039	$1,367,350

U.S. Treasury Note	3.00%	8/31/2016	11,940,000

U.S. Treasury Note	3.00%	9/30/2016	25,828,063

U.S. Treasury Note	2.625%	7/31/2014	21,169,088

U.S. Treasury Note	2.375%	10/31/2014	33,830,000

Foreign-Denominated Security

CAD – Canadian Dollar

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks
United States	$1,538,497,884	$—		$—	$1,538,497,884

Canada	—	34,914,184		—	34,914,184

Depositary Securities	—	67,337,326	*	—	67,337,326

Repurchase Agreements	—	92,285,000		—	92,285,000

Total	$1,538,497,884	$194,536,510		$—	$1,733,034,394

*	Consists of certain foreign securities whose values were determined by a pricing service as a result of movement in the U.S. markets that exceeded a specified threshold. These investments in securities with a value of $67,337,326 were classified as Level 2 rather than Level 1.

32	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS VALUE FUND

December 31, 2009	Shares	Value
Common Stocks – 91.4%
Aerospace – 2.0%
Rockwell Collins, Inc.	653,100	$36,155,616

		36,155,616
Asset Management & Custodian – 3.6%
Invesco Ltd.	1,220,991	28,681,079
State Street Corp.	821,143	35,752,566

		64,433,645
Banks: Diversified – 5.8%
First Horizon National Corp.(1)	2,603,700	34,889,580
KeyCorp	5,689,800	31,578,390
Marshall & Ilsley Corp.	3,216,700	17,531,015
Regions Financial Corp.	3,554,962	18,805,749

		102,804,734
Building Materials – 3.0%
Martin Marietta Materials, Inc.	584,460	52,256,569

		52,256,569
Cable Television Services – 2.5%
Liberty Global, Inc., Series C(1)	2,047,579	44,739,601

		44,739,601
Casinos & Gambling – 2.8%
Scientific Games Corp., Class A(1)	3,429,860	49,904,463

		49,904,463
Chemicals: Diversified – 1.6%
Eastman Chemical Co.	480,875	28,967,910

		28,967,910
Chemicals: Speciality – 2.4%
Praxair, Inc.	516,461	41,476,983

		41,476,983
Coal – 2.2%
Peabody Energy Corp.	878,220	39,704,326

		39,704,326
Communications Technology – 3.8%
Comverse Technology, Inc.(1)	7,044,126	66,566,991

		66,566,991
Computer Services Software & Systems – 1.5%
Synopsys, Inc.(1)	1,196,859	26,666,018

		26,666,018

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	33

SCHEDULE OF INVESTMENTS — RS VALUE FUND

December 31, 2009	Shares	Value
Consumer Services: Miscellaneous – 1.0%
eBay, Inc.(1)	729,038	$17,161,554

		17,161,554
Diversified Financial Services – 3.0%
Ameriprise Financial, Inc.	1,354,595	52,585,378

		52,585,378
Education Services – 4.5%
Apollo Group, Inc., Class A(1)	343,145	20,787,724
Career Education Corp.(1)	2,515,617	58,639,032

		79,426,756
Financial Data & Systems – 1.9%
Fidelity National Information Services, Inc.	1,448,788	33,959,591

		33,959,591
Insurance: Life – 5.4%
Aflac, Inc.	931,139	43,065,179
Principal Financial Group, Inc.	608,000	14,616,320
Prudential Financial, Inc.	749,000	37,270,240

		94,951,739
Insurance: Multi-Line – 5.1%
Aon Corp.	919,778	35,264,289
Assurant, Inc.	1,135,326	33,469,410
Genworth Financial, Inc., Class A(1)	1,946,540	22,093,229

		90,826,928
Leisure Time – 1.0%
Interval Leisure Group, Inc.(1)	1,448,907	18,067,870

		18,067,870
Machinery: Engines – 2.6%
Cummins, Inc.	1,008,844	46,265,586

		46,265,586
Medical & Dental Instruments & Supplies – 4.8%
Covidien PLC	1,014,960	48,606,434
St. Jude Medical, Inc.(1)	963,542	35,439,075

		84,045,509
Medical Equipment – 1.1%
Illumina, Inc.(1)	615,600	18,868,140

		18,868,140

34	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS VALUE FUND

December 31, 2009	Foreign Currency	Shares	Value
Oil: Crude Producers – 6.9%
Canadian Natural Resources Ltd.		229,456	$16,509,359
Southwestern Energy Co.(1)		1,055,000	50,851,000
Talisman Energy, Inc.	CAD	2,913,482	54,851,519

			122,211,878
Pharmaceuticals – 3.3%
Biovail Corp.		4,229,555	59,044,588

			59,044,588
Real Estate Investment Trusts – 1.9%
Alexandria Real Estate Equities, Inc.		529,539	34,044,062

			34,044,062
Scientific Instruments: Gauges & Meters – 4.6%
Agilent Technologies, Inc.(1)		2,591,068	80,504,483

			80,504,483
Securities Brokerage & Services – 1.9%
E*TRADE Financial Corp.(1)		19,482,103	34,093,680

			34,093,680
Semiconductors & Components – 2.3%
Atmel Corp.(1)		8,996,929	41,475,843

			41,475,843
Specialty Retail – 2.2%
Advance Auto Parts, Inc.		968,120	39,189,498

			39,189,498
Steel – 2.4%
Allegheny Technologies, Inc.		931,381	41,697,927

			41,697,927
Toys – 2.4%
Hasbro, Inc.		1,347,966	43,215,790

			43,215,790
Utilities: Miscellaneous – 1.9%
Calpine Corp.(1)		3,036,631	33,402,941

			33,402,941
Total Common Stocks (Cost $1,439,871,894)			1,618,716,597

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	35

SCHEDULE OF INVESTMENTS — RS VALUE FUND

December 31, 2009	Shares	Value
Depositary Securities – 3.5%
Asset Management & Custodian – 3.5%
AP Alternative Assets, L.P.(1)(2)(3)	3,687,987	$24,431,251
KKR Private Equity Investors, L.P.(1)(2)(3)	4,503,455	37,940,784

		62,372,035
Total Depositary Securities (Cost $130,454,902)		62,372,035

	Principal Amount	Value
Repurchase Agreements – 5.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 12/31/2009, maturity value of $94,356,000, due 1/4/2010(4)	$94,356,000	94,356,000
Total Repurchase Agreements (Cost $94,356,000)		94,356,000
Total Investments - 100.2% (Cost $1,664,682,796)		1,775,444,632
Other Liabilities, Net - (0.2)%		(2,942,620)
Total Net Assets - 100.0%		$1,772,502,012

(1)	Non-income producing security.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2009, the aggregate market value of these securities amounted to $62,372,035, representing 3.5% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Restricted depositary units.
(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.625%	7/31/2014	$198,413

U.S. Treasury Note	1.875%	2/28/2014	36,676,250

U.S. Treasury Note	1.75%	3/31/2014	12,363,750

U.S. Treasury Note	1.375%	9/15/2012	47,008,688

Foreign-Denominated Security

CAD – Canadian Dollar

36	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS VALUE FUND

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks	$1,618,716,597	$—		$—	$1,618,716,597

Depositary Securities	—	62,372,035	*	—	62,372,035

Repurchase Agreements	—	94,356,000		—	94,356,000

Total	$1,618,716,597	$156,728,035		$—	$1,775,444,632

*	Consists of certain foreign securities whose values were determined by a pricing service as a result of movement in the U.S. markets that exceeded a specified threshold. These investments in securities with a value of $62,372,035 were classified as Level 2 rather than Level 1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities

Balance as of 12/31/2008	$1,173,349

Change in unrealized appreciation/depreciation	2,388,398

Net purchases/(sales)	(3,561,747)

Net transfers in and/or out of Level 3	—

Balance as of 12/31/2009	$—

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	37

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA FUND

December 31, 2009	Shares	Value
Common Stocks – 98.9%
Asset Management & Custodian – 3.7%
Invesco Ltd.	545,506	$12,813,936
State Street Corp.	369,513	16,088,596

		28,902,532
Banks: Diversified – 4.7%
Bank of America Corp.	1,515,800	22,827,948
KeyCorp	2,542,800	14,112,540

		36,940,488
Building Materials – 2.1%
Martin Marietta Materials, Inc.	188,651	16,867,286

		16,867,286
Cable Television Services – 2.7%
Liberty Global, Inc., Class A(1)	356,882	7,819,284
Liberty Global, Inc., Series C(1)	603,222	13,180,401

		20,999,685
Chemicals: Speciality – 2.2%
Praxair, Inc.	211,700	17,001,627

		17,001,627
Computer Services Software & Systems – 4.8%
Microsoft Corp.	623,204	19,001,490
Synopsys, Inc.(1)	850,902	18,958,096

		37,959,586
Consumer Services: Miscellaneous – 3.6%
eBay, Inc.(1)	334,175	7,866,480
Western Union Co.	1,089,246	20,532,287

		28,398,767
Diversified Financial Services – 6.5%
Citigroup, Inc.	4,955,800	16,403,698
JPMorgan Chase & Co.	578,778	24,117,679
The Goldman Sachs Group, Inc.	60,510	10,216,509

		50,737,886
Diversified Manufacturing Operations – 1.2%
Danaher Corp.	122,300	9,196,960

		9,196,960
Diversified Materials & Processing – 3.1%
BHP Billiton Ltd., ADR	315,569	24,166,274

		24,166,274

38	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LARGE CAP ALPHA FUND

December 31, 2009	Shares	Value
Drug & Grocery Store Chains – 2.2%
CVS Caremark Corp.	534,325	$17,210,608

		17,210,608
Education Services – 3.9%
Apollo Group, Inc., Class A(1)	305,223	18,490,409
Career Education Corp.(1)	539,931	12,585,792

		31,076,201
Financial Data & Systems – 3.4%
Fidelity National Information Services, Inc.	1,149,560	26,945,686

		26,945,686
Gold – 1.1%
Goldcorp, Inc.	222,737	8,762,474

		8,762,474
Insurance: Life – 5.6%
Aflac, Inc.	408,514	18,893,772
Principal Financial Group, Inc.	288,500	6,935,540
Prudential Financial, Inc.	358,500	17,838,960

		43,668,272
Insurance: Multi-Line – 3.1%
Aon Corp.	407,535	15,624,892
Genworth Financial, Inc., Class A(1)	808,800	9,179,880

		24,804,772
Medical & Dental Instruments & Supplies – 5.1%
Covidien PLC	455,267	21,802,737
St. Jude Medical, Inc.(1)	499,799	18,382,607

		40,185,344
Medical Equipment – 1.1%
Illumina, Inc.(1)	275,100	8,431,815

		8,431,815
Oil Well Equipment & Services – 2.8%
Schlumberger Ltd.	333,376	21,699,444

		21,699,444
Oil: Crude Producers – 12.2%
Canadian Natural Resources Ltd.	166,020	11,945,139
Occidental Petroleum Corp.	364,900	29,684,615
Southwestern Energy Co.(1)	357,997	17,255,455
Talisman Energy, Inc.	496,800	9,260,352
XTO Energy, Inc.	594,584	27,665,994

		95,811,555

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	39

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA FUND

December 31, 2009	Shares	Value
Pharmaceuticals – 9.1%
Abbott Laboratories	447,500	$24,160,525
Merck & Co., Inc.	477,404	17,444,342
Pfizer, Inc.	1,656,800	30,137,192

		71,742,059
Scientific Instruments: Electrical – 1.2%
Emerson Electric Co.	224,691	9,571,837

		9,571,837
Scientific Instruments: Gauges & Meters – 4.0%
Agilent Technologies, Inc.(1)	1,013,335	31,484,318

		31,484,318
Securities Brokerage & Services – 1.0%
E*TRADE Financial Corp.(1)	4,530,098	7,927,671

		7,927,671
Specialty Retail – 2.1%
Advance Auto Parts, Inc.	400,599	16,216,248

		16,216,248
Toys – 2.4%
Hasbro, Inc.	585,899	18,783,922

		18,783,922
Utilities: Electrical – 4.0%
FPL Group, Inc.	281,900	14,889,958
Public Service Enterprise Group, Inc.	491,600	16,345,700

		31,235,658
Total Common Stocks (Cost $647,329,765)		776,728,975

	Principal Amount	Value
Repurchase Agreements – 1.1%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 12/31/2009, maturity value of $8,673,000, due 1/4/2010(2)	$8,673,000	8,673,000
Total Repurchase Agreements (Cost $8,673,000)		8,673,000
Total Investments - 100.0% (Cost $656,002,765)		785,401,975
Other Liabilities, Net - 0.0%		(355,267)
Total Net Assets - 100.0%		$785,046,708

(1)	Non-income producing security.

40	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LARGE CAP ALPHA FUND

(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	3.25%	12/31/2016	$8,848,138

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$776,728,975	$—	$—	$776,728,975

Repurchase Agreements	—	8,673,000	—	8,673,000

Total	$776,728,975	$8,673,000	$—	$785,401,975

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	41

SCHEDULE OF INVESTMENTS — RS INVESTORS FUND

December 31, 2009	Shares	Value
Common Stocks – 92.9%
Asset Management & Custodian – 3.1%
State Street Corp.	9,700	$422,338

		422,338
Banks: Savings, Thrift & Mortgage Lending – 3.2%
Ocwen Financial Corp.(1)	45,100	431,607

		431,607
Cable Television Services – 3.6%
Liberty Global, Inc., Series C(1)	22,532	492,324

		492,324
Casinos & Gambling – 4.7%
Scientific Games Corp., Class A(1)	43,520	633,216

		633,216
Chemicals: Speciality – 3.2%
Praxair, Inc.	5,300	425,643

		425,643
Communications Technology – 5.3%
Comverse Technology, Inc.(1)	75,009	708,835

		708,835
Computer Services Software & Systems – 10.3%
ACI Worldwide, Inc.(1)	39,700	680,855
Microsoft Corp.	23,000	701,270

		1,382,125
Consumer Services: Miscellaneous – 5.6%
Coinstar, Inc.(1)	27,378	760,561

		760,561
Drug & Grocery Store Chains – 2.9%
CVS Caremark Corp.	12,100	389,741

		389,741
Education Services – 4.3%
Career Education Corp.(1)	24,789	577,832

		577,832
Financial Data & Systems – 3.1%
Fidelity National Information Services, Inc.	17,900	419,576

		419,576
Gold – 1.6%
Goldcorp, Inc.	5,381	211,689

		211,689

42	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTORS FUND

December 31, 2009	Shares	Value
Insurance: Multi-Line – 3.0%
Aon Corp.	10,700	$410,238

		410,238
Medical & Dental Instruments & Supplies – 2.0%
Covidien PLC	5,572	266,843

		266,843
Metals & Minerals: Diversified – 5.4%
Compass Minerals International, Inc.	10,775	723,972

		723,972
Oil: Crude Producers – 16.4%
Denbury Resources, Inc.(1)	50,801	751,855
Occidental Petroleum Corp.	9,200	748,420
Southwestern Energy Co.(1)	14,700	708,540

		2,208,815
Pharmaceuticals – 3.4%
Pfizer, Inc.	24,900	452,931

		452,931
Scientific Instruments: Gauges & Meters – 5.3%
Agilent Technologies, Inc.(1)	22,839	709,608

		709,608
Steel – 2.0%
Allegheny Technologies, Inc.	5,959	266,784

		266,784
Utilities: Miscellaneous – 4.5%
Calpine Corp.(1)	55,009	605,099

		605,099
Total Common Stocks (Cost $10,766,242)		12,499,777

	Shares	Value
Depositary Securities – 5.1%
Asset Management & Custodian – 5.1%
AP Alternative Assets, L.P.(1)(2)(3)	43,958	291,201
KKR Private Equity Investors, L.P.(1)(2)(3)	46,446	391,299

		682,500
Total Depositary Securities (Cost $1,643,778)		682,500

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	43

SCHEDULE OF INVESTMENTS — RS INVESTORS FUND

	Principal Amount	Value
Repurchase Agreements – 1.4%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 12/31/2009, maturity value of $190,000, due 1/4/2010(4)	$190,000	$190,000
Total Repurchase Agreements (Cost $190,000)		190,000
Total Investments - 99.4% (Cost $12,600,020)		13,372,277
Other Assets, Net - 0.6%		78,950
Total Net Assets - 100.0%		$13,451,227

(1)	Non-income producing security.
(2)	Restricted depositary units.
(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2009, the aggregate market value of these securities amounted to $682,500, representing 5.1% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bill	0.00%	7/1/2010	$194,805

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks	$12,499,777	$—		$—	$12,499,777

Depositary Securities		682,500	*	—	682,500

Repurchase Agreements	—	190,000		—	190,000

Total	$12,499,777	$872,500		$—	$13,372,277

*	Consists of certain foreign securities whose values were determined by a pricing service as a result of movement in the U.S. markets that exceeded a specified threshold. These investments in securities with a value of $682,500 were classified as Level 2 rather than Level 1.

44	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS GLOBAL NATURAL RESOURCES FUND

December 31, 2009	Foreign Currency	Shares	Value
Common Stocks – 90.5%
Building Materials – 3.2%
Martin Marietta Materials, Inc.		412,621	$36,892,444

			36,892,444
Chemicals: Diversified – 1.6%
Eastman Chemical Co.		306,695	18,475,307

			18,475,307
Chemicals: Speciality – 5.0%
Israel Chemicals Ltd.	ILS	1,990,306	25,986,572
Praxair, Inc.		392,655	31,534,123

			57,520,695
Coal – 3.6%
Peabody Energy Corp.		917,303	41,471,269

			41,471,269
Copper – 2.7%
Antofagasta PLC	GBP	1,935,192	30,684,273

			30,684,273
Diversified Materials & Processing – 8.7%
BHP Billiton Ltd., ADR		639,800	48,995,884
Vale S.A., ADR		1,727,800	50,158,034

			99,153,918
Fertilizers – 1.9%
Potash Corp. of Saskatchewan, Inc.		195,500	21,211,750

			21,211,750
Gas Pipeline – 2.9%
EQT Corp.		763,400	33,528,528

			33,528,528
Gold – 7.7%
Agnico-Eagle Mines Ltd.		623,000	33,642,000
Goldcorp, Inc.	CAD	1,092,380	43,189,667
Kinross Gold Corp.	CAD	622,698	11,532,878

			88,364,545
Insurance: Multi-Line – 1.7%
PICO Holdings, Inc.(1)		598,278	19,581,639

			19,581,639
Machinery: Specialty – 1.5%
Bucyrus International, Inc.		298,725	16,839,128

			16,839,128

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	45

SCHEDULE OF INVESTMENTS — RS GLOBAL NATURAL RESOURCES FUND

December 31, 2009	Foreign Currency	Shares	Value
Metals & Minerals: Diversified – 3.0%
Compass Minerals International, Inc.		511,631	$34,376,487

			34,376,487
Oil Well Equipment & Services – 4.6%
Key Energy Services, Inc.(1)		2,460,094	21,624,226
Schlumberger Ltd.		476,650	31,025,149

			52,649,375
Oil: Crude Producers – 37.3%
ARC Energy Trust (Units)	CAD	1,577,500	30,076,349
Canadian Natural Resources Ltd.		481,606	34,651,552
Concho Resources, Inc.(1)		885,842	39,774,306
Denbury Resources, Inc.(1)		4,186,257	61,956,603
Occidental Petroleum Corp.		694,810	56,522,793
Oil Search Ltd.	AUD	6,366,089	34,732,010
Salamander Energy PLC(1)	GBP	2,198,010	10,532,205
Southwestern Energy Co.(1)		1,088,659	52,473,364
Talisman Energy, Inc.	CAD	3,001,033	56,499,823
XTO Energy, Inc.		1,076,504	50,089,731

			427,308,736
Steel – 2.1%
Allegheny Technologies, Inc.		547,410	24,507,546

			24,507,546
Utilities: Miscellaneous – 3.0%
Calpine Corp.(1)		3,107,683	34,184,513

			34,184,513
Total Common Stocks (Cost $693,463,177)			1,036,750,153

		Principal Amount	Value
Repurchase Agreements – 10.0%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 12/31/2009, maturity value of $115,246,000, due 1/4/2010(2)		$115,246,000	115,246,000
Total Repurchase Agreements (Cost $115,246,000)			115,246,000
Total Investments - 100.5% (Cost $808,709,177)			1,151,996,153
Other Liabilities, Net - (0.5)%			(5,967,347)
Total Net Assets - 100.0%			$1,146,028,806

(1)	Non-income producing security.

46	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL NATURAL RESOURCES FUND

(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	0.875%	4/30/2011	$48,400,700

U.S. Treasury Note	1.375%	9/15/2012	1,051,313

U.S. Treasury Note	2.875%	6/30/2010	19,089,985

U.S. Treasury Note	4.50%	4/30/2012	41,441,363

U.S. Treasury Note	4.875%	7/31/2011	7,571,900

Foreign-Denominated Security

AUD – Australian Dollar

CAD – Canadian Dollar

GBP – Great British Pound

ILS – Israeli Shekel

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks	$934,815,093	$101,935,060	*	$—	$1,036,750,153

Repurchase Agreements	—	115,246,000		—	115,246,000

Total	$934,815,093	$217,181,060		$—	$1,151,996,153

*	Consists of certain foreign securities whose values were determined by a pricing service as a result of movement in the U.S. markets that exceeded a specified threshold. These investments in securities with a value of $101,935,060 were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	47

SCHEDULE OF INVESTMENTS — RS GLOBAL NATURAL RESOURCES FUND

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities

Balance as of 12/31/2008	$342,088

Change in unrealized appreciation/depreciation	696,334

Net purchases/(sales)	(1,038,422)

Net transfers in and/or out of Level 3	—

Balance as of 12/31/2009	$—

48	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

www.RSinvestments.com	49

FINANCIAL INFORMATION

Statement of Assets and Liabilities As of December 31, 2009	RS Partners
Assets
Investments in unaffiliated issuers, at value	$1,491,806,483
Investments in affiliated issuers, at value	148,942,911
Repurchase agreements	92,285,000

Total investments	1,733,034,394
Cash and cash equivalents	222
Foreign currency, at value	—
Receivable for fund shares subscribed	9,514,244
Receivable for investments sold	5,891,696
Dividends/interest receivable	1,084,190
Due from adviser	—
Other receivables	7,683

Total Assets	1,749,532,429

Liabilities
Payable for fund shares redeemed	13,083,993
Payable for investments purchased	7,894,632
Payable to adviser	1,296,957
Payable to distributor	92,715
Accrued trustees’ fees	26,125
Accrued expenses/other liabilities	976,188

Total Liabilities	23,370,610

Total Net Assets	$1,726,161,819

Net Assets Consist of:
Paid-in capital	$1,838,749,102
Accumulated net investment income/(loss)	(2,069)
Accumulated net realized loss from investments and foreign currency transactions	(247,639,326)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	135,054,112

Total Net Assets	$1,726,161,819

Investments in Unaffiliated Issuers, at Cost	$1,451,958,388

Investments in Affiliated Issuers, at Cost	$146,038,779

Foreign Currency, at Cost	$—

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value	RS Large Cap Alpha	RS Investors	RS Global Natural Resources

$1,681,088,632	$776,728,975	$13,182,277	$1,036,750,153
—	—	—	—
94,356,000	8,673,000	190,000	115,246,000

1,775,444,632	785,401,975	13,372,277	1,151,996,153
840	956	397	578
266,387	—	—	2,463,674
3,947,224	465,702	16,755	1,759,489
9,813	—	127,504	—
884,775	545,996	11,656	858,029
—	—	2,388	—
—	—	372	—

1,780,553,671	786,414,629	13,531,349	1,157,077,923

3,586,893	488,483	41,125	1,583,519
2,007,026	—	—	7,591,258
1,042,543	334,309	—	1,062,945
107,680	62,999	723	65,986
26,343	12,511	219	16,787
1,281,174	469,619	38,055	728,622

8,051,659	1,367,921	80,122	11,049,117

$1,772,502,012	$785,046,708	$13,451,227	$1,146,028,806

$2,137,302,659	$1,121,179,173	$21,307,794	$996,366,178
217,370	1,642,699	—	(19,134)
(475,782,460)	(467,174,902)	(8,629,381)	(193,531,729)
110,764,443	129,399,738	772,814	343,213,491

$1,772,502,012	$785,046,708	$13,451,227	$1,146,028,806

$1,664,682,796	$656,002,765	$12,600,020	$808,709,177

$—	$—	$—	$—

$263,952	$—	$—	$2,444,677

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	51

FINANCIAL INFORMATION

Statement of Assets and Liabilities (continued) As of December 31, 2009	RS Partners
Pricing of Shares
Net Assets:
Class A	$1,442,761,700
Class B	—
Class C	—
Class K	12,507,892
Class Y	270,892,227

Shares of Beneficial Interest Outstanding with no Par Value:
Class A	55,787,214
Class B	—
Class C	—
Class K	487,489
Class Y	10,440,069

Net Asset Value Per Share:
Class A	$25.86
Class B	—
Class C	—
Class K	25.66
Class Y	25.95

Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$27.15

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value	RS Large Cap Alpha	RS Investors	RS Global Natural Resources

$1,641,551,371	$698,280,004	$10,695,843	$998,908,796
—	22,463,504	—	—
19,890,263	38,885,446	138,982	13,467,192
1,939,405	22,178,868	97,447	2,685,286
109,120,973	3,238,886	2,518,955	130,967,532

79,500,348	18,852,954	1,694,886	33,364,040
—	636,853	—	—
978,203	1,124,932	22,807	460,203
94,464	600,405	16,066	91,142
5,282,070	87,529	396,974	4,341,522

$20.65	$37.04	$6.31	$29.94
—	35.27	—	—
20.33	34.57	6.09	29.26
20.53	36.94	6.07	29.46
20.66	37.00	6.35	30.17

4.75%	4.75%	4.75%	4.75%
$21.68	$38.89	$6.62	$31.43

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

FINANCIAL INFORMATION

Statement of Operations For the Year Ended December 31, 2009	RS Partners
Investment Income
Dividends	$10,678,596
Interest	88,521
Dividends from affiliated issuers	88,472
Withholding taxes on foreign dividends	(68,938)

Total Investment Income	10,786,651

Expenses
Investment advisory fees	13,879,846
Distribution fees	3,090,733
Transfer agent fees	2,679,835
Shareholder reports	384,318
Administrative service fees	260,294
Custodian fees	203,523
Professional fees	198,854
Registration fees	161,393
Trustees’ fees	85,981
Insurance expense	51,950
Other expenses	66,451

Total Expenses	21,063,178

Less: Fee waiver by adviser/distributor	(1,000,534)
Less: Custody credits	(440)

Total Expenses, Net	20,062,204

Net Investment Income/(Loss)	(9,275,553)

Realized Gain/(Loss) and Change in Unrealized Appreciation/ Depreciation on Investments and Foreign Currency Transactions
Net realized loss from investments	(54,411,337)
Net realized loss from investments in affiliated issuers	(109,696,693)
Net realized loss from foreign currency transactions	(150,587)
Net change in unrealized appreciation/depreciation on investments	459,308,029
Net change in unrealized appreciation/depreciation on investments in affiliated issuers	220,844,037
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	82,545

Net Gain on Investments and Foreign Currency Transactions	515,975,994

Net Increase in Net Assets Resulting from Operations	$506,700,441

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value	RS Large Cap Alpha	RS Investors	RS Global Natural Resources

$21,225,077	$13,803,122	$92,994	$13,968,743
85,969	29,650	505	43,480
—	—	—	—
(550,045)	(50,165)	(96)	(479,840)

20,761,001	13,782,607	93,403	13,532,383

12,717,025	3,625,791	119,833	10,006,384
3,640,988	2,208,368	24,638	2,385,821
3,566,105	1,311,110	17,420	1,360,234
463,779	109,761	3,140	241,091
287,730	144,913	2,402	218,303
203,449	127,381	23,250	155,549
211,596	137,856	40,770	149,419
93,544	93,329	43,139	108,954
90,135	48,657	678	56,996
76,673	36,554	—	68,553
71,807	68,408	219	54,611

21,422,831	7,912,128	275,489	14,805,915

(529,640)	(734,773)	(13,979)	(376,935)
(237)	(309)	(3)	(243)

20,892,954	7,177,046	261,507	14,428,737

(131,953)	6,605,561	(168,104)	(896,354)

(263,269,590)	(109,554,740)	(2,693,293)	(94,716,335)
(86,325,820)	—	—	(49,301,096)
(267,361)	(12)	(1,855)	(70,071)
742,318,850	274,349,110	7,688,046	514,183,751

89,561,028	—	—	34,135,004

174,720	528	554	(74,872)

482,191,827	164,794,886	4,993,452	404,156,381

$482,059,874	$171,400,447	$4,825,348	$403,260,027

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

FINANCIAL INFORMATION

Statement of Changes in Net Assets	RS Partners
	For the Year Ended 12/31/09	For the Year Ended 12/31/08

Operations
Net investment income/(loss)	$(9,275,553)	$(8,584,628)
Net realized loss from investments and foreign currency transactions	(164,258,617)	(66,398,164)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	680,234,611	(702,507,681)

Net Increase/(Decrease) in Net Assets Resulting from Operations	506,700,441	(777,490,473)

Distributions to Shareholders
Net investment income
Class A	—	—
Class B	—	—
Class C	—	—
Class K	—	—
Class Y	—	—
Net realized gain on investments
Class A	—	(47,563,858)
Class C	—	—
Class K	—	(394,298)
Class Y	—	(4,671,805)

Total Distributions	—	(52,629,961)

Capital Share Transactions
Proceeds from sales of shares	448,423,251	495,942,518
Reinvestment of distributions	—	47,601,459
Cost of shares redeemed	(386,025,274)	(793,196,409)
Proceeds from shares issued upon merger[1]	—	—

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	62,397,977	(249,652,432)

Increase from Regulatory Settlements	74,093	—

Net Increase/(Decrease) in Net Assets	569,172,511	(1,079,772,866)

Net Assets
Beginning of year	1,156,989,308	2,236,762,174

End of year	$1,726,161,819	$1,156,989,308

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$(2,069)	$(1,578,210)

Other Information:
Shares
Sold	21,094,705	19,259,321
Reinvested	—	2,814,949
Redeemed	(18,675,639)	(30,380,082)
Issued upon merger[1]	—	—

Net Increase/(Decrease)	2,419,066	(8,305,812)

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value		RS Large Cap Alpha
For the Year Ended 12/31/09	For the Year Ended 12/31/08	For the Year Ended 12/31/09	For the Year Ended 12/31/08

$(131,953)	$3,493,101	$6,605,561	$6,895,407
(349,862,771)	(115,517,793)	(109,554,752)	(34,666,592)

832,054,598	(899,529,513)	274,349,638	(239,606,648)

482,059,874	(1,011,554,205)	171,400,447	(267,377,833)

(2,945,828)	(3,080,404)	(991,778)	(6,487,661)
—	—	(33,309)	(7,926)
(35,939)	—	(58,881)	(118,674)
(3,522)	—	(43,336)	(78,412)
(195,366)	(390,740)	(2,225)	(21,577)

—	(22,608,921)	—	—
—	(147,841)	—	—
—	(19,984)	—	—
—	(812,630)	—	—

(3,180,655)	(27,060,520)	(1,129,529)	(6,714,250)

543,252,618	1,003,030,384	197,252,109	202,372,150
2,898,015	24,934,261	1,067,970	6,393,737
(602,829,046)	(1,205,873,340)	(306,427,066)	(146,590,617)
—	—	47,746,828	—

(56,678,413)	(177,908,695)	(60,360,159)	62,175,270

104,864	—	192,479	—

422,305,670	(1,216,523,420)	110,103,238	(211,916,813)

1,350,196,342	2,566,719,762	674,943,470	886,860,283

$1,772,502,012	$1,350,196,342	$785,046,708	$674,943,470

$—	$(320,627)	$—	$—

$217,370	$—	$1,642,699	$152,525

31,754,848	47,804,126	6,981,055	5,645,426
144,004	1,740,229	29,749	218,952
(36,163,319)	(57,144,280)	(9,957,880)	(4,012,026)
—	—	1,467,322	—

(4,264,467)	(7,599,925)	(1,479,754)	1,852,352

[1]	RS Large Cap Value Fund merged with RS Large Cap Alpha Fund on August 3, 2009. See Note 9 of the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

FINANCIAL INFORMATION

Statement of Changes in Net Assets (continued)	RS Investors
	For the Year Ended 12/31/09	For the Year Ended 12/31/08

Operations
Net investment income/(loss)	$(168,104)	$(285,163)
Net realized loss from investments and foreign currency transactions	(2,695,148)	(5,267,207)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	7,688,600	(7,466,295)

Net Increase/(Decrease) in Net Assets Resulting from Operations	4,825,348	(13,018,665)

Distributions to Shareholders
Net investment income
Class A	—	—
Class C	—	—
Class K	—	—
Class Y	—	—
Net realized gain on investments
Class A	—	(1,081,420)
Class C	—	(2,555)
Class K	—	(5,462)
Class Y	—	(127,085)

Total Distributions	—	(1,216,522)

Capital Share Transactions
Proceeds from sales of shares	3,427,831	2,461,067
Reinvestment of distributions	—	1,124,310
Cost of shares redeemed	(4,810,484)	(13,630,130)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(1,382,653)	(10,044,753)

Increase from Regulatory Settlements	—	—

Net Increase/(Decrease) in Net Assets	3,442,695	(24,279,940)

Net Assets
Beginning of year	10,008,532	34,288,472

End of year	$13,451,227	$10,008,532

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$—	$2,248

Other Information:
Shares
Sold	672,641	423,138
Reinvested	—	290,385
Redeemed	(941,738)	(1,889,393)

Net Increase/(Decrease)	(269,097)	(1,175,870)

58	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Global Natural Resources
For the Year Ended 12/31/09	For the Year Ended 12/31/08

$(896,354)	$(2,095,184)

(144,087,502)	(50,397,376)

548,243,883	(829,557,957)

403,260,027	(882,050,517)

—	(350,238)
—	(1,247)
—	(323)
—	(14,779)

—	(6,279,894)
—	(23,106)
—	(5,267)
—	(270,013)

—	(6,944,867)

348,358,370	453,744,401
—	6,419,937
(490,660,558)	(859,685,834)

(142,302,188)	(399,521,496)

2,648	—

260,960,487	(1,288,516,880)

885,068,319	2,173,585,199

$1,146,028,806	$885,068,319

$—	$(906,164)

$(19,134)	$—

14,246,208	14,870,827
—	335,405
(20,123,667)	(28,318,972)

(5,877,459)	(13,112,740)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	59

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period since inception of each Fund's share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Partners Fund
Class A
Year Ended 12/31/09	$18.00	$(0.16)	$8.02	$7.86	$—	$—
Year Ended 12/31/08	30.81	(0.17)	(11.79)	(11.96)	—	(0.85)
Year Ended 12/31/07	35.04	(0.03)	(1.31)	(1.34)	(0.12)	(2.77)
Year Ended 12/31/06	33.01	0.10	3.61	3.71	(0.09)	(1.59)
Year Ended 12/31/05	34.77	—	4.17	4.17	—	(5.93)

Class K
Year Ended 12/31/09	$17.91	$(0.22)	$7.97	$7.75	$—	$—
Year Ended 12/31/08	30.77	(0.20)	(11.81)	(12.01)	—	(0.85)
Year Ended 12/31/07	35.05	(0.14)	(1.36)	(1.50)	(0.01)	(2.77)
Period From 10/13/06[3] to 12/31/06[4]	35.04	—	1.67	1.67	(0.06)	(1.60)

Class Y
Year Ended 12/31/09	$17.99	$(0.09)	$8.05	$7.96	$—	$—
Year Ended 12/31/08	30.74	0.03	(11.93)	(11.90)	—	(0.85)
Period From 5/1/07[3] to 12/31/07[4]	37.83	0.15	(4.20)	(4.05)	(0.27)	(2.77)

RS Value Fund
Class A
Year Ended 12/31/09	$14.99	$—	$5.70	$5.70	$(0.04)	$—
Year Ended 12/31/08	26.27	0.04	(11.01)	(10.97)	(0.04)	(0.27)
Year Ended 12/31/07	27.43	0.02	1.00	1.02	(0.11)	(2.07)
Year Ended 12/31/06	24.55	0.03	3.99	4.02	(0.31)	(0.83)
Year Ended 12/31/05	21.99	0.03	2.54	2.57	(0.01)	—

See notes to Financial Highlights on page 69.

60	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$25.86	43.67%	$1,442,762	1.49%	1.56%	(0.72)%	(0.79)%	64%
(0.85)	18.00	(38.63)%	1,045,803	1.49%	1.52%	(0.50)%	(0.53)%	64%
(2.89)	30.81	(3.78)%	2,187,893	1.49%	1.51%	(0.12)%	(0.14)%	57%
(1.68)	35.04	11.19%	2,532,086	1.49%	1.52%	0.29%	0.26%	60%
(5.93)	33.01	11.94%	2,164,407	1.48%	1.52%	—%	(0.04)%	77%

$—	$25.66	43.27%	$12,508	1.82%	1.89%	(1.05)%	(1.12)%	64%
(0.85)	17.91	(38.84)%	8,698	1.83%	1.87%	(0.84)%	(0.88)%	64%
(2.78)	30.77	(4.22)%	13,732	1.84%	1.86%	(0.46)%	(0.48)%	57%
(1.66)	35.05	4.71%	13,447	1.82%	1.86%	(0.03)%	(0.07)%	60%

$—	$25.95	44.25%	$270,892	1.10%	1.17%	(0.31)%	(0.38)%	64%
(0.85)	17.99	(38.52)%	102,488	1.28%	1.31%	(0.28)%	(0.31)%	64%
(3.04)	30.74	(10.65)%	35,137	1.11%	1.13%	0.44%	0.42%	57%

$(0.04)	$20.65	38.01%	$1,641,551	1.41%	1.45%	(0.02)%	(0.06)%	63%
(0.31)	14.99	(41.73)%	1,292,905	1.40%	1.40%	0.16%	0.16%	49%
(2.18)	26.27	3.76%	2,526,734	1.32%	1.32%	0.06%	0.06%	59%
(1.14)	27.43	16.37%	2,000,665	1.36%	1.37%	0.06%	0.05%	72%
(0.01)	24.55	11.67%	1,596,317	1.39%	1.39%	(0.15)%	(0.15)%	83%

See notes to Financial Highlights on page 69.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	61

FINANCIAL INFORMATION

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Value Fund — continued
Class C
Year Ended 12/31/09	$14.86	$(0.06)	$5.57	$5.51	$(0.04)	$—
Year Ended 12/31/08	26.16	(0.02)	(11.01)	(11.03)	—	(0.27)
Period From 5/1/07[3] to 12/31/07[4]	30.15	(0.04)	(1.79)	(1.83)	(0.09)	(2.07)

Class K
Year Ended 12/31/09	$14.95	$(0.06)	$5.68	$5.62	$(0.04)	$—
Year Ended 12/31/08	26.24	(0.01)	(11.01)	(11.02)	—	(0.27)
Year Ended 12/31/07	27.43	(0.06)	0.97	0.91	(0.03)	(2.07)
Period From 12/4/06[3] to 12/31/06[4]	28.58	0.02	(0.04)	(0.02)	(0.30)	(0.83)

Class Y
Year Ended 12/31/09	$14.93	$0.08	$5.69	$5.77	$(0.04)	$—
Year Ended 12/31/08	26.23	0.16	(11.06)	(10.90)	(0.13)	(0.27)
Period From 5/1/07[3] to 12/31/07[4]	30.15	0.08	(1.72)	(1.64)	(0.21)	(2.07)

RS Large Cap Alpha Fund
Class A
Year Ended 12/31/09	$29.70	$0.36	$7.02	$7.38	$(0.05)	$—
Year Ended 12/31/08	42.46	0.32	(12.76)	(12.44)	(0.32)	—
Year Ended 12/31/07	37.19	0.26	5.23	5.49	(0.22)	—
Year Ended 12/31/06	32.26	0.32	5.06	5.38	(0.45)	—
Year Ended 12/31/05	31.37	0.47	0.74	1.21	(0.32)	—

Class B
Year Ended 12/31/09	$28.52	$2.58	$4.21	$6.79	$(0.05)	$—
Year Ended 12/31/08	40.68	(2.99)	(9.15)	(12.14)	(0.02)	—
Year Ended 12/31/07	35.76	(1.82)	6.74	4.92	—	—
Year Ended 12/31/06	30.91	(1.63)	6.48	4.85	—	—
Year Ended 12/31/05	30.06	(0.59)	1.44	0.85	—	—

See notes to Financial Highlights on page 69.

62	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.04)	$—	$20.33	37.07%		$19,890	2.10%	2.14%	(0.77)%	(0.81)%	63%
(0.27)	—	14.86	(42.13)%		8,587	2.13%	2.13%	(0.48)%	(0.48)%	49%
(2.16)	—	26.16	(6.05)%		6,774	2.13%	2.17%	(0.62)%	(0.66)%	59%

$(0.04)	$—	$20.53	37.58%		$1,940	1.77%	1.82%	(0.39)%	(0.44)%	63%
(0.27)	—	14.95	(41.96)%		1,159	1.81%	1.81%	(0.17)%	(0.17)%	49%
(2.10)	—	26.24	3.35%		1,183	1.72%	1.74%	(0.28)%	(0.30)%	59%
(1.13)	—	27.43	(0.06)%		—	1.28%	1.28%	0.35%	0.35%	72%

$(0.04)	$—	$20.66	38.63%		$109,121	0.99%	1.01%	(0.39)%	(0.37)%	63%
(0.40)	—	14.93	(41.50)%		47,545	1.04%	1.04%	0.64%	0.64%	49%
(2.28)	—	26.23	(5.41)%		32,029	0.98%	0.99%	0.51%	0.50%	59%

$(0.05)	$0.01	$37.04	24.89%	[5]	$698,280	0.93%	1.04%	0.98%	0.87%	145%
(0.32)	—	29.70	(29.29)%		629,799	0.93%	0.95%	0.90%	0.88%	54%
(0.22)	—	42.46	14.78%		832,425	0.93%	0.93%	0.59%	0.59%	60%
(0.45)	—	37.19	16.87%		787,661	0.93%	0.94%	0.79%	0.78%	81%
(0.32)	—	32.26	3.90%		796,034	0.91%	0.91%	1.32%	1.32%	101%

$(0.05)	$0.01	$35.27	23.86%	[5]	$22,464	1.82%	1.82%	—%	—%	145%
(0.02)	—	28.52	(29.84)%		12,197	1.82%	1.82%	(0.02)%	(0.02)%	54%
—	—	40.68	13.76%		28,114	1.84%	1.84%	(0.34)%	(0.34)%	60%
—	—	35.76	15.69%		38,313	1.99%	1.99%	(0.27)%	(0.27)%	81%
—	—	30.91	2.83%		69,159	1.92%	1.92%	0.34%	0.34%	101%

See notes to Financial Highlights on page 69.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	63

FINANCIAL INFORMATION

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Large Cap Alpha Fund — continued
Class C
Year Ended 12/31/09	$27.93	$0.18	$6.50	$6.68	$(0.05)	$—
Year Ended 12/31/08	40.07	0.43	(12.39)	(11.96)	(0.18)	—
Year Ended 12/31/07	35.17	0.07	4.83	4.90	—	—
Year Ended 12/31/06	30.42	(0.01)	4.76	4.75	—	—
Year Ended 12/31/05	29.62	(0.00)[6]	0.80	0.80	—	—

Class K
Year Ended 12/31/09	$29.75	$0.14	$7.09	$7.23	$(0.05)	$—
Year Ended 12/31/08	42.49	0.18	(12.73)	(12.55)	(0.19)	—
Year Ended 12/31/07	37.18	0.10	5.25	5.35	(0.04)	—
Year Ended 12/31/06	32.03	0.16	5.07	5.23	(0.08)	—
Year Ended 12/31/05	31.23	0.29	0.79	1.08	(0.28)	—

Class Y
Year Ended 12/31/09	$29.62	$0.31	$7.11	$7.42	$(0.05)	$—
Year Ended 12/31/08	42.40	0.44	(12.80)	(12.36)	(0.42)	—
Period From 5/1/07[3] to 12/31/07[4]	40.26	0.15	2.34	2.49	(0.35)	—

RS Investors Fund
Class A
Year Ended 12/31/09	$4.17	$(0.08)	$2.22	$2.14	$—	$—
Year Ended 12/31/08	9.59	(0.16)	(4.64)	(4.80)	—	(0.62)
Year Ended 12/31/07	11.75	(0.11)	(0.01)	(0.12)	—	(2.04)
Year Ended 12/31/06	10.44	(0.03)	1.87	1.84	—	(0.53)
Period From 11/15/05[3] to 12/31/05[4]	10.00	(0.01)	0.45	0.44	—	—

Class C
Year Ended 12/31/09	$4.21	$(0.22)	$2.10	$1.88	$—	$—
Year Ended 12/31/08	9.54	(0.14)	(4.57)	(4.71)	—	(0.62)
Period From 7/24/07[3] to 12/31/07[4]	12.57	(0.07)	(0.92)	(0.99)	—	(2.04)

See notes to Financial Highlights on page 69.

64	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.05)	$0.01	$34.57	23.97%	[5]	$38,885	1.77%	1.77%	0.06%	0.06%	145%
(0.18)	—	27.93	(29.84)%		19,300	1.74%	1.74%	0.14%	0.14%	54%
—	—	40.07	13.93%		11,441	1.69%	1.69%	(0.17)%	(0.17)%	60%
—	—	35.17	15.61%		8,278	2.02%	2.02%	(0.30)%	(0.30)%	81%
—	—	30.42	2.70%		6,358	2.08%	2.08%	0.13%	0.13%	101%

$(0.05)	$0.01	$36.94	24.35%	[5]	$22,179	1.28%	1.40%	0.52%	0.40%	145%
(0.19)	—	29.75	(29.52)%		12,191	1.28%	1.34%	0.56%	0.50%	54%
(0.04)	—	42.49	14.38%		14,047	1.28%	1.42%	0.24%	0.10%	60%
(0.08)	—	37.18	16.37%		11,670	1.28%	1.28%	0.45%	0.45%	81%
(0.28)	—	32.03	3.51%		9,517	1.25%	1.25%	0.94%	0.94%	101%

$(0.05)	$0.01	$37.00	25.10%	[5]	$3,239	0.76%	0.76%	1.12%	1.12%	145%
(0.42)	—	29.62	(29.13)%		1,456	0.71%	0.71%	1.17%	1.17%	54%

(0.35)	—	42.40	6.19%		832	0.71%	0.71%	0.85%	0.85%	60%

$—	$—	$6.31	51.32%		$10,696	2.22%	2.34%	(1.44)%	(1.56)%	84%
(0.62)	—	4.17	(49.50)%		8,955	1.98%	1.98%	(1.33)%	(1.33)%	65%
(2.04)	—	9.59	(0.72)%		30,691	1.60%	1.60%	(0.60)%	(0.60)%	71%
(0.53)	—	11.75	17.55%		65,129	1.54%	1.60%	(0.23)%	(0.29)%	116%

—	—	10.44	4.40%		49,463	3.74%	3.77%	(1.66)%	(1.69)%	5%

$—	$—	$6.09	44.66%		$139	4.57%	5.15%	(3.83)%	(4.41)%	84%
(0.62)	—	4.21	(48.80)%		20	1.43%	4.15%	(0.79)%	(3.51)%	65%

(2.04)	—	9.54	(7.61)%		74	2.55%	5.22%	(1.55)%	(4.22)%	71%

See notes to Financial Highlights on page 69.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	65

FINANCIAL INFORMATION

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Investors Fund — continued
Class K
Year Ended 12/31/09	$4.06	$(0.11)	$2.12	$2.01	$—	$—
Year Ended 12/31/08	9.51	(0.13)	(4.70)	(4.83)	—	(0.62)
Period From 1/3/07[3] to 12/31/07[4]	11.71	(0.08)	(0.08)	(0.16)	—	(2.04)

Class Y
Year Ended 12/31/09	$4.18	$(0.14)	$2.31	$2.17	$—	$—
Year Ended 12/31/08	9.61	(0.12)	(4.69)	(4.81)	—	(0.62)
Period From 5/1/07[3] to 12/31/07[4]	12.56	(0.01)	(0.90)	(0.91)	—	(2.04)

RS Global Natural Resources Fund
Class A
Year Ended 12/31/09	$20.05	$(0.04)	$9.93	$9.89	$—	$—
Year Ended 12/31/08	37.97	(0.05)	(17.71)	(17.76)	(0.01)	(0.15)
Year Ended 12/31/07	30.84	—	9.81	9.81	(0.01)	(2.67)
Year Ended 12/31/06	32.65	0.12	2.72	2.84	(0.37)	(4.28)
Year Ended 12/31/05	24.72	0.32	10.14	10.46	(0.69)	(1.84)

Class C
Year Ended 12/31/09	$19.75	$0.06	$9.45	$9.51	$—	$—
Year Ended 12/31/08	37.73	(0.22)	(17.60)	(17.82)	(0.01)	(0.15)
Period From 5/1/07[3] to 12/31/07[4]	35.26	(0.10)	5.25	5.15	(0.01)	(2.67)

Class K
Year Ended 12/31/09	$19.84	$(0.05)	$9.67	$9.62	$—	$—
Year Ended 12/31/08	37.75	(0.14)	(17.61)	(17.75)	(0.01)	(0.15)
Year Ended 12/31/07	30.84	(0.06)	9.65	9.59	(0.01)	(2.67)
Period From 12/4/06[3] to 12/31/06[4]	37.05	0.04	(1.61)	(1.57)	(0.36)	(4.28)

See notes to Financial Highlights on page 69.

66	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$6.07	49.51%	$97	3.46%	3.90%	(2.70)%	(3.14)%	84%
(0.62)	4.06	(50.25)%	43	3.23%	3.23%	(2.55)%	(2.55)%	65%

(2.04)	9.51	(1.10)%	45	2.52%	5.81%	(1.49)%	(4.78)%	71%

$—	$6.35	51.91%	$2,519	1.94%	2.04%	(1.16)%	(1.26)%	84%
(0.62)	4.18	(49.52)%	991	1.70%	1.70%	(1.04)%	(1.04)%	65%

(2.04)	9.61	(6.98)%	3,478	1.37%	1.38%	(0.28)%	(0.29)%	71%

$—	$29.94	49.33%	$998,909	1.46%	1.50%	(0.10)%	(0.14)%	34%
(0.16)	20.05	(46.76)%	843,964	1.49%	1.49%	(0.13)%	(0.13)%	43%
(2.68)	37.97	32.07%	2,080,904	1.45%	1.45%	—%	—%	37%
(4.65)	30.84	8.11%	1,610,612	1.49%	1.53%	0.24%	0.20%	62%
(2.53)	32.65	42.23%	1,715,182	1.49%	1.56%	0.95%	0.88%	62%

$—	$29.26	48.15%	$13,467	2.27%	2.29%	(0.99)%	(1.01)%	34%
(0.16)	19.75	(47.22)%	3,129	2.34%	2.34%	(0.95)%	(0.95)%	43%

(2.68)	37.73	14.84%	2,949	2.29%	2.32%	(0.67)%	(0.70)%	37%

$—	$29.46	48.49%	$2,685	2.02%	2.05%	(0.70)%	(0.73)%	34%
(0.16)	19.84	(47.01)%	736	2.10%	2.11%	(0.66)%	(0.67)%	43%
(2.68)	37.75	31.37%	330	2.00%	2.30%	(0.40)%	(0.70)%	37%

(4.64)	30.84	(4.76)%	3	1.75%	1.75%	(0.23)%	(0.23)%	62%

See notes to Financial Highlights on page 69.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	67

FINANCIAL INFORMATION

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Global Natural Resources Fund — continued
Class Y
Year Ended 12/31/09	$20.14	$(0.05)	$10.08	$10.03	$—	$—
Year Ended 12/31/08	38.00	0.08	(17.78)	(17.70)	(0.01)	(0.15)
Period From 5/1/07[3] to 12/31/07[4]	35.26	0.09	5.38	5.47	(0.06)	(2.67)

68	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$30.17	49.80%	$130,968	1.10%	1.12%	0.19%	0.17%	34%
(0.16)	20.14	(46.57)%	37,239	1.18%	1.19%	0.17%	0.16%	43%

(2.73)	38.00	15.76%	89,402	1.12%	1.12%	0.46%	0.46%	37%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.
[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[3]	Inception date.
[4]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
[5]

Without the effect of the income from the regulatory settlements, the total returns would have been for RS Large Cap Alpha Fund 24.86%, 23.86%, 23.93%, 24.32% and 25.10% for Class A, Class B, Class C, Class K and Class Y, respectively.

[6]	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	69

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2009

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to five series offered by the Trust: RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, RS Investors Fund and RS Global Natural Resources Fund (each a “Fund”, collectively the “Funds”). All of the Funds are diversified funds, other than RS Partners Fund and RS Investors Fund, which are nondiversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Funds offer Class A and K shares. RS Large Cap Alpha Fund offers Class B shares. RS Value Fund, RS Large Cap Alpha Fund, RS Investors Fund and RS Global Natural Resources Fund offer Class C shares. RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, RS Investors Fund and RS Global Natural Resources Fund offer Class Y shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, and differ only as to class-specific expenses and voting rights with respect to matters affecting fewer than all classes.

The Trust has an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of a Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

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Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of

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NOTES TO FINANCIAL STATEMENTS

the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required

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in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2009, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Funds have entered into an arrangement with their custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

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NOTES TO FINANCIAL STATEMENTS

j. Temporary Borrowings The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2009, the Funds did not borrow from the facility.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Partners Fund	1.00%
RS Value Fund	0.85%
RS Large Cap Alpha Fund	0.50%
RS Investors Fund	1.00%
RS Global Natural Resources Fund	1.00%

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2010. The terms of the agreement provide that RS Investments will waive advisory fees to the extent necessary to prevent certain Funds’ total annual fund operating expenses for Class A shares (excluding expenses indirectly incurred by the Funds through investments in certain pooled investment vehicles, interest, taxes, and extraordinary expenses) from exceeding the following rates:

Fund	Expense Limitation
RS Partners Fund, Class A	1.49%
RS Global Natural Resources Fund, Class A*	1.45%
*	Effective May 1, 2009, the expense limitation with respect to the Fund’s total annual fund operating expenses was lowered pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2010. The expense limitation in effect from January 1, 2009 through April 30, 2009 was 1.49%.

Additionally, RS Investments has agreed through April 30, 2010, to reduce the advisory fee of each of the other classes of shares of such Funds to the extent necessary so that such other classes bear the same level of advisory fees as Class A shares during that same period.

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Pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2010, an expense limitation has been imposed whereby GIS agrees to limit RS Large Cap Alpha Fund’s total annual fund operating expenses to the following rates:

Expense Limitation
Class A	Class B	Class C	Class K	Class Y
0.93%	2.05%	2.04%	1.28%	—

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect from December 1, 2009 through April 30, 2011, to limit the Funds’ total annual fund operating expenses to the following rates:

Fund	Expense Limitation
RS Value Fund, Class A	1.28%	*
RS Value Fund, Class C	2.03%
RS Value Fund, Class K	1.68%
RS Value Fund, Class Y	1.03%
RS Investors Fund, Class A	1.30%
RS Investors Fund, Class C	2.05%
RS Investors Fund, Class K	1.70%
RS Investors Fund, Class Y	1.05%
*	The expense limitation in effect from January 1, 2009 through April 30, 2009 and from May 1, 2009 through November 31, 2009, was 1.49% and 1.40%, respectively. The advisory fee of each of the other classes of shares of RS Value Fund was reduced to the extent necessary so that such other classes bore the same level of advisory fees as Class A shares during that same period.

For the year ended December 31, 2009, RS Investments voluntarily reimbursed certain class specific expenses.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including

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NOTES TO FINANCIAL STATEMENTS

its expenses in connection with the promotion and distribution of shares of each Fund. For the year ended December 31, 2009, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS Partners Fund	Class A	0.25%	$3,024,015
	Class K	0.65%	66,718
	Class Y	0.00%	—
RS Value Fund	Class A	0.25%	$3,497,749
	Class C	1.00%	132,080
	Class K	0.65%	11,159
	Class Y	0.00%	—
RS Large Cap Alpha Fund	Class A	0.25%	$1,653,222
	Class B	1.00%	151,632
	Class C	1.00%	277,076
	Class K	0.65%	126,438
	Class Y	0.00%	—
RS Investors Fund	Class A	0.25%	$23,587
	Class C	1.00%	577
	Class K	0.65%	474
	Class Y	0.00%	—
RS Global Natural Resources Fund	Class A	0.25%	$2,307,777
	Class C	1.00%	67,739
	Class K	0.65%	10,305
	Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS makes payments from the amounts it receives from the Funds pursuant to the distribution plan any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the accompanying Statement of Operations under “Transfer Agent Fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2009, PAS informed the Trust it received $2,192,311 directly or indirectly from GIS as continuing compensation for its services on behalf of all series in the Trust.

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For the year ended December 31, 2009, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Partners Fund	$9,822
RS Value Fund	27,907
RS Large Cap Alpha Fund	56,710
RS Investors Fund	2,249
RS Global Natural Resources Fund	52,361

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2009, GIS received CDSL charges as follows:

Fund	CDSL
RS Partners Fund	$—
RS Value Fund	7,307
RS Large Cap Alpha Fund	29,108
RS Investors Fund	130
RS Global Natural Resources Fund	3,034

d. Affiliated Issuers If a Fund owns 5% or more of the outstanding voting shares of an issuer, the Fund’s investment represents an investment in an affiliated person as defined by the 1940 Act. A summary of the Funds with transactions in the securities of affiliated issuers for the year ended December 31, 2009, is listed below:

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NOTES TO FINANCIAL STATEMENTS

Fund	Issuer	Number of Shares Held at Beginning of Period		Gross Additions	Gross Reductions
RS Partners Fund	ACI Worldwide, Inc.	3,801,323		516,337	773,945
	AP Alternative Assets, L.P.	4,831,903		—	—
	Century Aluminum Co.	2,657,823		—	2,657,823
	Coinstar, Inc.	1,444,434		1,845,896	972,610
	Euronet Worldwide, Inc.	2,877,520		234,048	1,261,764
	Iconix Brand Group, Inc.	3,735,949		—	3,735,949
	MoneyGram International, Inc.	8,961,217		541,600	1,245,200
	Solutia, Inc.	4,631,696	*	945,730	5,577,426
	The Cooper Cos., Inc.	2,372,728		1,055,400	2,159,897

RS Value Fund	Sunrise Senior Living, Inc.	3,712,784		—	3,712,784

RS Global Natural Resources Fund	Century Aluminum Co.	2,644,752		—	2,644,752

Fund	Issuer	Number of Shares Held at End of Period	Income	Value
RS Partners Fund	ACI Worldwide, Inc.	3,543,715	$—	$60,774,712
	AP Alternative Assets, L.P.	4,831,903	—	**
	Century Aluminum Co.	—	—	—
	Coinstar, Inc.	2,317,720	—	64,386,262
	Euronet Worldwide, Inc.	1,849,804	—	**
	Iconix Brand Group, Inc.	—	—	—
	MoneyGram International, Inc.	8,257,617	—	23,781,937
	Solutia, Inc.	—	—	—
	The Cooper Cos., Inc.	1,268,231	88,472	**
				$148,942,911
RS Value Fund	Sunrise Senior Living, Inc.	—	$—	$—
				$—
RS Global Natural Resources Fund	Century Aluminum Co.	—	$—	$—
				$—
*	Issuer was not an affiliated issuer at December 31, 2008.
**	Issuer was not an affiliated issuer at December 31, 2009.

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NOTES TO FINANCIAL STATEMENTS

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008, was as follows:

	Ordinary Income		Long-Term Capital Gains
Fund	2009	2008	2009	2008
RS Partners Fund	$—	$—	$—	$52,629,961
RS Value Fund	3,180,655	3,471,144	—	23,589,376
RS Large Cap Alpha Fund	1,129,529	6,714,250	—	—
RS Investors Fund	—	—	—	1,216,522
RS Global Natural Resources Fund	—	3,948,687	—	2,966,180

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Loss
RS Partners Fund	$(7,522,660)	$10,851,694	$(3,329,034)
RS Value Fund	(39,701)	3,850,605	(3,810,904)
RS Large Cap Alpha Fund	(30,672,510)	(3,985,858)	34,658,368
RS Investors Fund	(129,226)	165,856	(36,630)
RS Global Natural Resources Fund	(1,638,075)	1,783,384	(145,309)

See the chart below for the tax basis of distributable earnings as of December 31, 2009.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS Partners Fund	$—	$—
RS Value Fund	217,369	—
RS Large Cap Alpha Fund	1,642,699	—
RS Investors Fund	—	—
RS Global Natural Resources Fund	—	—

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NOTES TO FINANCIAL STATEMENTS

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, no Fund utilized capital loss carryovers. See the chart for capital loss carryovers available to the Funds at December 31, 2009.

	Expiring
Fund	2010	2011	2012
RS Partners Fund	$—	$—	$—
RS Value Fund	—	—	—
RS Large Cap Alpha Fund	255,258,469	11,076,797	45,219,419
RS Investors Fund	—	—	—
RS Global Natural Resources Fund	—	—	—

	Expiring
Fund	2015	2016	2017	Total
RS Partners Fund	$—	$25,691,214	$187,831,253	$213,522,467
RS Value Fund	—	66,574,514	385,470,554	452,045,068
RS Large Cap Alpha Fund	917,131	41,144,943	112,948,740	466,565,499	*
RS Investors Fund	—	4,510,411	3,293,346	7,803,757
RS Global Natural Resources Fund	—	18,349,799	159,608,810	177,958,609
*	As of December 31, 2009, RS Large Cap Alpha Fund, as the successor of a merger, has capital loss carryovers of $16,232,613 subject to certain limitations on availability to offset future capital gains, if any.

For RS Large Cap Alpha Fund, $46,882,921 of capital loss carryovers expired in the year ended December 31, 2009.

In determining its taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Partners Fund	$23,045,997
RS Value Fund	6,084,084
RS Large Cap Alpha Fund	—
RS Investors Fund	458,788
RS Global Natural Resources Fund	14,355,119

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NOTES TO FINANCIAL STATEMENTS

b. Tax Basis of Investments The cost of investments (excluding foreign currency related transactions) for federal income tax purposes at December 31, 2009, for each Fund is listed in the chart below. The net unrealized appreciation on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Partners Fund	$1,609,070,093	$123,964,301	$259,450,014	$(135,485,713)
RS Value Fund	1,682,336,103	93,108,529	286,902,932	(193,794,403)
RS Large Cap Alpha Fund	656,612,170	128,789,805	136,884,815	(8,095,010)
RS Investors Fund	12,966,151	406,126	1,696,461	(1,290,335)
RS Global Natural Resources Fund	809,927,178	342,068,975	361,543,028	(19,474,053)

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Partners Fund

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount
Class A
Shares sold	15,251,239	$318,213,390	13,432,186	$346,412,695
Shares reinvested	—	—	2,684,467	45,396,876
Shares redeemed	(17,577,636)	(362,588,074)	(29,015,193)	(760,312,913)

Net decrease	(2,326,397)	$(44,374,684)	(12,898,540)	$(368,503,342)

Class K
Shares sold	47,417	$982,376	53,303	$1,375,913
Shares reinvested	—	—	23,428	394,297
Shares redeemed	(45,522)	(942,491)	(37,412)	(979,566)

Net increase	1,895	$39,885	39,319	$790,644

Class Y
Shares sold	5,796,049	$129,227,485	5,773,832	$148,153,910
Shares reinvested	—	—	107,054	1,810,286
Shares redeemed	(1,052,481)	(22,494,709)	(1,327,477)	(31,903,930)

Net increase	4,743,568	$106,732,776	4,553,409	$118,060,266

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NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Value Fund

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount
Class A
Shares sold	28,233,360	$486,351,124	44,767,573	$933,333,506
Shares reinvested	136,861	2,754,720	1,665,201	23,864,119
Shares redeemed	(35,149,317)	(585,211,483)	(56,347,912)	(1,191,138,483)

Net decrease	(6,779,096)	$(96,105,639)	(9,915,138)	$(233,940,858)

Class C
Shares sold	578,242	$10,062,118	448,546	$10,195,608
Shares reinvested	1,543	30,580	9,011	128,054
Shares redeemed	(179,501)	(2,993,241)	(138,580)	(2,655,603)

Net increase	400,284	$7,099,457	318,977	$7,668,059

Class K
Shares sold	51,992	$840,877	34,278	$715,198
Shares reinvested	176	3,522	1,399	19,984
Shares redeemed	(35,203)	(658,017)	(3,268)	(71,941)

Net increase	16,965	$186,382	32,409	$663,241
Class Y
Shares sold	2,891,254	$45,998,499	2,553,729	$58,786,072
Shares reinvested	5,424	109,193	64,618	922,104
Shares redeemed	(799,298)	(13,966,305)	(654,520)	(12,007,313)

Net increase	2,097,380	$32,141,387	1,963,827	$47,700,863

RS Large Cap Alpha Fund

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,445,505	$181,235,015	4,970,822	$178,559,517
Shares reinvested	25,986	937,686	211,864	6,192,778
Shares redeemed	(9,217,258)	(282,700,101)	(3,581,055)	(130,935,477)
Shares issued upon merger[1]	393,909	13,164,441	—	—

Net increase/(decrease)	(2,351,858)	$(87,362,959)	1,601,631	$53,816,818

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NOTES TO FINANCIAL STATEMENTS

RS Large Cap Alpha Fund — continued

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount
Class B
Shares sold	36,685	$1,083,853	62,798	$2,059,950
Shares reinvested	929	31,950	268	7,530
Shares redeemed	(177,912)	(5,206,478)	(326,500)	(12,175,153)
Shares issued upon merger[1]	349,410	11,146,179	—	—

Net increase/(decrease)	209,112	$7,055,504	(263,434)	$(10,107,673)

Class C
Shares sold	276,890	$7,713,734	463,790	$16,120,623
Shares reinvested	1,576	53,056	3,469	95,395
Shares redeemed	(196,084)	(5,600,235)	(61,869)	(1,909,006)
Shares issued upon merger[1]	351,650	10,999,617	—	—

Net increase	434,032	$13,166,172	405,390	$14,307,012

Class K
Shares sold	138,677	$4,325,731	110,604	$4,236,431
Shares reinvested	1,204	43,336	2,678	78,411
Shares redeemed	(321,646)	(11,491,464)	(34,044)	(1,281,448)
Shares issued upon merger[1]	372,353	12,436,591	—	—

Net increase	190,588	$5,314,194	79,238	$3,033,394

Class Y
Shares sold	83,298	$2,893,776	37,412	$1,395,629
Shares reinvested	54	1,942	673	19,623
Shares redeemed	(44,980)	(1,428,788)	(8,558)	(289,533)

Net increase	38,372	$1,466,930	29,527	$1,125,719

[1]	RS Large Cap Value Fund merged with RS Large Cap Alpha Fund on August 3, 2009 (See Note 9).

RS Investors Fund

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount
Class A
Shares sold	369,466	$2,059,916	362,168	$1,979,118
Shares reinvested	—	—	256,431	992,388
Shares redeemed	(822,293)	(4,088,185)	(1,672,203)	(12,403,852)

Net decrease	(452,827)	$(2,028,269)	(1,053,604)	$(9,432,346)

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NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Investors Fund — continued

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount
Class C
Shares sold	20,358	$116,456	4,746	$37,979
Shares redeemed	(2,297)	(13,873)	(7,748)	(34,555)

Net increase/(decrease)	18,061	$102,583	(3,002)	$3,424

Class K
Shares sold	10,158	$52,970	10,363	$87,377
Shares reinvested	—	—	1,445	5,462
Shares redeemed	(4,641)	(25,954)	(6,030)	(42,493)

Net increase	5,517	$27,016	5,778	$50,346

Class Y
Shares sold	272,659	$1,198,489	45,861	$356,593
Shares reinvested	—	—	32,509	126,460
Shares redeemed	(112,507)	(682,472)	(203,412)	(1,149,230)

Net increase/(decrease)	160,152	$516,017	(125,042)	$(666,177)

RS Global Natural Resources Fund

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount
Class A
Shares sold	10,684,962	$256,699,956	14,454,184	$440,334,422
Shares reinvested	—	—	323,060	6,239,536
Shares redeemed	(19,410,808)	(473,796,498)	(27,494,585)	(830,842,983)

Net decrease	(8,725,846)	$(217,096,542)	(12,717,341)	$(384,269,025)

Class C
Shares sold	353,391	$8,934,567	175,211	$6,297,093
Shares reinvested	—	—	1,104	20,965
Shares redeemed	(51,576)	(1,242,083)	(96,081)	(3,243,833)

Net increase	301,815	$7,692,484	80,234	$3,074,225

Class K
Shares sold	75,305	$1,836,606	35,509	$1,200,383
Shares reinvested	—	—	296	5,630
Shares redeemed	(21,263)	(537,562)	(7,460)	(259,061)

Net increase	54,042	$1,299,044	28,345	$946,952

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RS Global Natural Resources Fund — continued

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount
Class Y
Shares sold	3,132,550	$80,887,241	205,923	$5,912,503
Shares reinvested	—	—	10,945	153,806
Shares redeemed	(640,020)	(15,084,415)	(720,846)	(25,339,957)

Net increase /(decrease)	2,492,530	$65,802,826	(503,978)	$(19,273,648)

b. Shareholder Concentration As of December 31, 2009, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Partners Fund	2	26.31%
RS Value Fund	2	22.77%
RS Large Cap Alpha Fund	3	29.00%
RS Investors Fund	3	27.93%
RS Global Natural Resources Fund	1	28.51%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2009, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Partners Fund	$933,785,626	$807,150,415
RS Value Fund	873,701,229	864,257,858
RS Large Cap Alpha Fund	1,010,625,110	1,063,129,112
RS Investors Fund	9,151,178	10,424,647
RS Global Natural Resources Fund	312,080,258	520,196,574

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

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NOTES TO FINANCIAL STATEMENTS

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to a Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees.

Note 6 Regulatory Settlements

During the year ended December, 31, 2009, the Funds received payments relating to certain regulatory settlements which were distributed under the direction of the Securities and Exchange Commission. These payments for the year ended December 31, 2009 were as follows:

Fund	Amount
RS Partners Fund	$74,093
RS Value Fund	104,864
RS Large Cap Alpha Fund	192,479
RS Global Natural Resources Fund	2,648

These payments are included in “Increase from Regulatory Settlements” on the Statement of Changes in Net Assets and, with the exception of RS Large Cap Alpha Fund, resulted in less than a $0.01 impact to net asset value per share as well as a less than 0.01% performance impact to the Funds’ total return for the year ended December 31, 2009.

Of these amounts, payments received by RS Partners Fund, RS Value Fund and RS Global Natural Resources Fund in the amounts of $48,492, $33,541 and $2,648, respectively, were ordered by the SEC as part of the terms of a settlement agreement with RS Investment Management, L.P., an affiliate.

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NOTES TO FINANCIAL STATEMENTS

Note 7 Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Funds’ financial statements through February 19, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 9 Fund Merger

As of the opening of business on August 3, 2009, RS Large Cap Alpha Fund acquired all of the assets and assumed all of the liabilities of RS Large Cap Value Fund, another series of the Trust, an open-end investment company, pursuant to a plan of reorganization approved by the Board of Trustees on July 30, 2009. The purpose of the transaction was to combine two funds managed by the same investment adviser, RS Investments with similar investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 1,467,322 shares of RS Large Cap Alpha Fund valued at $47,746,828, for 7,047,640 shares of RS Large Cap Value Fund outstanding, representing all of the assets and assumption of all of that Fund’s liabilities, as of the opening of business on August 3, 2009. The investment portfolio and cash of RS Large Cap Value Fund, with a fair value of $47,792,858 and identified cost of $47,260,358 as of the opening of business on August 3, 2009, was the principal asset acquired by RS Large Cap Alpha Fund. For financial reporting purposes, assets received and shares issued by RS Large Cap Alpha Fund were recorded at value; however, the cost basis of the investments received from RS Large Cap Value Fund was carried forward to align ongoing reporting of RS Large Cap Alpha’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. RS Large Cap Alpha Fund acquired capital loss carryovers of $16,232,613 from RS Large Cap Value Fund. Immediately prior to the merger, the net assets of RS Large Cap Alpha Fund were $738,805,351.

Assuming the merger had been completed on January 1, 2009, RS Large Cap Alpha Fund’s pro forma results of operations for the year ended December 31, 2009 are as follows:

Net investment income	$6,904,688
Net gain on investments	167,870,173
Net increase in net assets resulting from operations	$174,774,861

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NOTES TO FINANCIAL STATEMENTS

Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RS Large Cap Value Fund that have been included in RS Large Cap Alpha Fund’s statement of operations since August 3, 2009.

The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	RS Large Cap Value Fund	RS Large Cap Alpha Fund	RS Large Cap Alpha Fund
Net Assets:
Class A	$13,164,441	$687,989,715	$701,154,156
Class B	11,146,179	10,293,976	21,440,155
Class C	10,999,617	24,286,410	35,286,027
Class K	12,436,591	14,624,131	27,060,722
Class Y	NA	1,611,119	1,611,119
Shares Outstanding:
Class A	1,943,763	20,586,838	20,980,747
Class B	1,648,917	322,735	672,145
Class C	1,628,238	776,324	1,127,974
Class K	1,826,722	437,810	810,163
Class Y	NA	48,285	48,285
Net Asset Value per Share:
Class A	$6.77	$33.42	$33.42
Class B	6.76	31.90	31.90
Class C	6.76	31.28	31.28
Class K	6.81	33.40	33.40
Class Y	NA	33.37	33.37
Net unrealized appreciation/(depreciation)	$532,500	$93,051,984	$93,584,484
Accumulated net realized loss	$(17,332,159)	$(550,815,737)	$(550,815,737)

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS Partners Fund

RS Value Fund

RS Large Cap Alpha Fund

RS Investors Fund

RS Global Natural Resources Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, RS Investors Fund, and RS Global Natural Resources Fund (five of the portfolios constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented for RS Partners Fund, RS Value Fund, RS Investors Fund, and RS Global Natural Resources Fund, and for each of the four years in the period ended December 31, 2009 for RS Large Cap Alpha Fund in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of RS Large Cap Alpha Fund for the year ended December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2010

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TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2009 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS Value Fund	100%
RS Large Cap Alpha Fund	100%

Dividend Received Deduction:

RS Value Fund	100%
RS Large Cap Alpha Fund	100%

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Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The Board of Trustees of the RS Investment Trust, including all the disinterested Trustees, met in person on August 11—12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for

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example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

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The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS

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Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. He said that the Trustees had considered generally the continuing

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favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

RS Investments has provided all necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	34	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder, TriLine Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	34	None

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees (continued)
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	34	None
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	34	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co-President and Co-Principal Executive Officer November 2004 through September 2005; Treasurer and Principal Financial and Accounting Officer May 2004 through September 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments.	34	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm.	N/A	N/A

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Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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388 Market Street San Francisco CA 94111

www.RSinvestments.com | 800-766-3863

Six-time winner of Dalbar Service Award EB 015096 (12/09)

2009 Annual Report

All data as of December 31, 2009

RS S&P 500 Index Fund

Class A, B, C, and K Shares

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Growth | International | Fixed Income

RS Funds provide clients with access to four deep and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

RS Value Funds	RS Growth Funds	RS Fixed Income Funds
RS Partners Fund*	RS Small Cap Growth Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Select Growth Fund	RS Low Duration Bond Fund
RS Large Cap Alpha Fund	RS Mid Cap Growth Fund	RS High Yield Bond Fund
RS Investors Fund	RS Growth Fund	RS Tax-Exempt Fund
RS Global Natural Resources Fund	RS Technology Fund	RS High Yield Municipal Bond Fund
	RS Small Cap Equity Fund**	RS Floating Rate Fund
RS Strategic Income Fund
RS International Funds	Other RS Funds	RS Money Market Fund
RS International Growth Fund	RS S&P 500 Index Fund
RS Emerging Markets Fund

*	RS Partners Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. Please see the prospectus for more information.
**	Closed to new investors.

CEO’S LETTER

Terry R. Otton CEO, RS Investments

Dear Fellow Shareholder,

Thank you for your continued investment with RS Investments. We sincerely appreciate your choice of RS Investments as your trusted investment partner. As stewards of your capital, our goal of maintaining your confidence remains at the forefront of every decision we make.

Over the last 24 years — through all the economic ups and downs — RS Investments has remained committed to your long-term success and focused on deep fundamental research as the means to help you get there. We apply a long-term view to every investment we make — whether it’s in a company in one of our mutual funds or in our people who work on your behalf.

Benefit from Our Strengths

Over the last three years, in particular, the financial markets have experienced periods of extreme volatility, the likes of which have not been seen in 70 years. Through this challenging time, our shareholders have benefited from the financial strength of our firm, which has allowed us to continue to reinvest in our most important resource, our people, and from our constant focus on aligning our interests with yours. Our history of results and continued investment in our core strengths serve as evidence that RS Investments is in a better position to meet our investors’ needs than at any other time in our long history.

As we have grown our business over the years, we have worked hard to align our own goals with yours. As evidence of this, directors, employees and portfolio managers at RS Investments have invested $50 million in the investment strategies we manage, right alongside our shareholders and clients. RS employees have a significant ownership stake in our business, and our majority owner, The Guardian Life Insurance Company of America, a well-respected 150-year-old mutual insurance company, provides further stability and strategic long-term resources. We are all in this, together with you, for the long term.

Over the last several years, virtually every functional area of our firm has benefited from investments in people, technology, and training. Even last year, during a time when many other firms were unable or unwilling to hire, we further strengthened our research capabilities by hiring experienced professionals. Each of our new investment team members brings high quality of character and depth of experience, adding meaningfully to our already strong bench of investment talent.

“Best of the Decade” Honors

Recently, The Wall Street Journal1 recognized RS Partners Fund as one of the “Best Funds of the Decade.” This recognition is particularly rewarding as it comes on the heels of one of the most challenging decades for investing in the history of modern capital markets. We credit the Fund’s results to a durable and consistently applied investment philosophy, one that is predicated on diligent research, improving returns on invested capital, and downside risk awareness. The same investment approach — requiring patience and a long-term view — is applied across the entire suite of RS Value funds.

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CEO’S LETTER

We invite you to review the long-term performance of our entire fund family — including growth, fixed income and international equity funds — in greater detail on our website and in the pages that follow.

New Wealth Planning Solutions from RS

In December, we introduced three new fixed income funds: RS Strategic Income Fund, RS Floating Rate Fund, and RS High Yield Municipal Bond Fund. These funds, supported by an experienced fixed income team, join an already broad stable of investment options that address a wide range of investor needs. Whether to address inflation, participate in the global growth of emerging and developed economies, generate retirement income, protect against a declining dollar or rising taxes, or to benefit from good old-fashioned long-term capital appreciation, the RS fund family offers a potential solution.

We have also enhanced the value we provide to you by implementing and/or enhancing expense caps on RS Value Fund, RS Investors Fund, RS Small Cap Growth Fund, and RS Select Growth Fund (Class A shares). These expense caps place each of these funds’ fees for Class A shares within the least expensive one-third of their peers2, providing a unique combination of strong value and premium investment management.

Looking Ahead

Today, our firm is well positioned for you:

1.	We are financially stable — our shareholders can rely on us to be here when they need us most.

2.	We have the ability to attract and retain exceptional people — our people are focused on your long-term success.

3.	We follow our durable investment approaches consistently across a wide variety of market environments.

4.	We are committed to your long-term success — our interests are aligned with yours through ownership in our funds and in our business.

The term “trusted advisor” has never meant more than it does today. As a large segment of the financial services industry continues to reel from the challenges of the last several years, we have never wavered from our primary mission: do right by shareholders every day and deliver long-term results. We believe RS Investments is stronger than ever and well positioned to be your trusted advisor today and tomorrow.

We thank you again for the trust and confidence you’ve placed in RS Investments and look forward to our continued partnership.

Sincerely,

Terry R. Otton

CEO, RS Investments

1	The Wall Street Journal, “Best Stock Fund of the Decade,” December 31, 2009. Rankings were provided to the Wall Street Journal by Morningstar and include all diversified equity funds (excluding sector funds and leveraged funds). Rankings are based on the fund’s total returns for the ten-year period ending December 29, 2009.
2	Source: Lipper Analytical Services

2	www.RSinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will change.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.00%. Please read the Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B share performance quoted “with sales charge” reflects the maximum contingent deferred sales charge of 3.00%. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1%. There are no sales charges for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the “Financial Highlights” section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS S&P 500 INDEX FUND

Investment Style

	Value	Blend	Growth
Large

Mid

Small

RS S&P 500 Index Fund Commentary

Highlights

•	After declining in the early months of 2009, equity markets rebounded strongly during the remainder of the year as investors welcomed signs of stabilizing economic and financial market conditions.

•

RS S&P 500 Index Fund slightly underperformed its benchmark, the Standard & Poor’s 500 Composite Index (the “S&P 500® Index”)[1], for the twelve-month period ended December 31, 2009. The difference in performance is primarily due to the fact that, unlike the Fund, the index does not incur fees and expenses.

•

In managing RS S&P 500 Index Fund, our goal is to attempt to track the investment performance of the S&P 500® Index, while remaining substantially fully invested in stocks and keeping trading costs to a minimum.

Market Overview

The bear market established in the fourth quarter of 2008 continued unabated in the early months of 2009, with the S&P 500® Index closing on March 9th at 676.53, a level not seen in over a decade. After reaching this low, the market almost immediately rebounded, aided by positive news from the banking sector and “less negative than expected” economic reports. The ensuing rally was the largest experienced by the S&P 500® Index since 1938, with the index advancing nearly 40% in just 67 trading days.

For the year 2009 overall, the S&P 500® Index recorded its largest annual point gain since 2006, as well as its biggest percentage gain since 2003. Moreover, between the low point on March 9 and December 31, the S&P 500® Index advanced a remarkable 67.80%. As dramatic as this rise was, at year-end the S&P 500® Index was still 28.75% below its peak closing level of October 9, 2007.

Technology was the leading sector driving S&P 500® Index performance in 2009; consumer discretionary and materials stocks also performed well. By contrast, the telecommunications and utilities sectors were weak on a relative basis.

Portfolio Review

RS S&P 500 Index Fund (Class A shares) returned 26.30% for the twelve-month period ended December 31, 2009. The Fund’s index, the S&P 500® Index, returned 26.46% over the same period. The S&P 500® Index is a theoretical portfolio of 500 blue chip stocks, the return of which is computed as though the stocks were purchased and the index subsequently rebalanced without any trading costs or fund expenses.

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RS S&P 500 INDEX FUND

Outlook

As the year came to a close, investors appeared to focus on positive signs of economic growth, despite the continued weakness in the employment and housing markets. Nonetheless, given the various headwinds confronting the economy, including high unemployment and rising commodities prices, it remains to be seen whether the stock market rally can be sustained. We will continue to manage the portfolio to track the S&P 500® Index, while aiming to be fully invested in stocks and keeping trading costs to a minimum.

There is no assurance that the Fund will track the performance of the S&P 500® Index perfectly. As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussion of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2009.

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RS S&P 500 INDEX FUND

Characteristics Total Net Assets: $94,181,201

Sector Allocation vs. U.S. Index[2]

Top Ten Holdings[3]

Holding	% of Total Net Assets
Exxon Mobil Corp.	3.11%
Microsoft Corp.	2.27%
Apple, Inc.	1.83%
Johnson & Johnson	1.71%
The Procter & Gamble Co.	1.70%
International Business Machines Corp.	1.65%
AT&T, Inc.	1.59%
JPMorgan Chase & Co.	1.58%
General Electric Co.	1.55%
Chevron Corp.	1.50%
Total	18.49%

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities. Sector weighting differences between the portfolio and index exist due the presence of cash and other short term assets/liabilities (including futures) in the portfolio.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

6	www.RSinvestments.com

RS S&P 500 INDEX FUND

Performance Update

Average Annual Total Returns

RS S&P 500 Index Fund	Inception Date	1 Year	3 Year	5 Year	Since Inception
Class A Shares	8/7/00
without sales charge		26.30%	-5.98%	0.00%	-1.55%
with maximum sales charge		22.47%	-6.93%	-0.61%	-1.87%
Class B Shares	8/7/00
without sales charge		25.32%	-6.67%	-0.72%	-2.21%
with sales charge		22.32%	-7.28%	-0.92%	-2.21%
Class C Shares	8/7/00
without sales charge		25.21%	-6.69%	-0.74%	-2.35%
with sales charge		24.21%	-6.69%	-0.74%	-2.35%
Class K Shares	5/15/01
without sales charge		25.78%	-6.36%	-0.39%	-0.64%
S&P 500® Index[1]		26.46%	-5.63%	0.42%	-1.15%	*

Results of a Hypothetical $10,000 Investment

*	Since Class A shares inception.

The chart above shows the performance of a hypothetical $10,000 investment made on 8/7/00 in Class A shares of RS S&P 500 Index Fund and in the S&P 500® Index. The starting point of $9,700 for Class A shares reflects the current maximum sales charge of 3.00%. Hypothetical $10,000 investments made upon the inception of Class B shares (8/7/00), Class C shares (8/7/00), and Class K shares (5/15/01) would have the following values as of December 31, 2009: $8,104 (Class B), $7,999 (Class C), and $9,463 (Class K). While Class B shares, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian S&P 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

www.RSinvestments.com	7

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The following tables show the Funds’ expenses in two ways:

Expenses based on actual return

This table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Based on Actual Return		Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09	Expense Ratio During Period 7/1/09-12/31/09
RS S&P 500 Index Fund	Class A	$1,000.00	$1,222.70	$2.13	0.38%
	Class B	$1,000.00	$1,221.90	$6.33	1.13%
	Class C	$1,000.00	$1,221.89	$6.32	1.13%
	Class K	$1,000.00	$1,221.50	$4.37	0.78%

8	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Hypothetical Return (5% return before expenses)		Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09	Expense Ratio During Period 7/1/09-12/31/09
RS S&P 500 Index Fund	Class A	$1,000.00	$1,023.29	$1.94	0.38%
	Class B	$1,000.00	$1,019.51	$5.75	1.13%
	Class C	$1,000.00	$1,019.51	$5.75	1.13%
	Class K	$1,000.00	$1,021.27	$3.97	0.78%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

www.RSinvestments.com	9

Financial Information

Year Ended December 31, 2009

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2009	Shares	Value
Common Stocks – 95.7%
Advertising Agencies – 0.2%
Omnicom Group, Inc.	2,875	$112,556
The Interpublic Group of Companies, Inc.(1)	4,659	34,384

		146,940
Aerospace – 2.2%
FLIR Systems, Inc.(1)	1,397	45,710
General Dynamics Corp.	3,524	240,231
Goodrich Corp.	1,147	73,695
L-3 Communications Holdings, Inc.	1,065	92,602
Lockheed Martin Corp.	2,801	211,055
Northrop Grumman Corp.	2,917	162,914
Raytheon Co.	3,370	173,622
Rockwell Collins, Inc.	1,440	79,718
Textron, Inc.	2,458	46,235
The Boeing Co.	6,637	359,261
United Technologies Corp.	8,455	586,862

		2,071,905
Air Transport – 0.3%
FedEx Corp.	2,816	234,995
Southwest Airlines Co.	6,886	78,707

		313,702
Aluminum – 0.2%
Alcoa, Inc.	8,932	143,984

		143,984
Asset Management & Custodian – 0.8%
Federated Investors, Inc., Class B	748	20,570
Franklin Resources, Inc.	1,335	140,642
Invesco Ltd.	3,816	89,638
Janus Capital Group, Inc.	1,709	22,986
Legg Mason, Inc.	1,498	45,179
Northern Trust Corp.	2,292	120,101
State Street Corp.	4,470	194,624
T. Rowe Price Group, Inc.	2,336	124,392

		758,132
Auto Parts – 0.2%
Genuine Parts Co.	1,469	55,763
Johnson Controls, Inc.	6,044	164,639

		220,402

12	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

December 31, 2009	Shares	Value
Auto Services – 0.0%
The Goodyear Tire & Rubber Co.(1)	2,185	$30,808

		30,808
Automobiles – 0.3%
Ford Motor Co.(1)	29,919	299,190

		299,190
Back Office Support, HR, And Consulting – 0.4%
Automatic Data Processing, Inc.	4,570	195,687
Iron Mountain, Inc.(1)	1,659	37,759
Monster Worldwide, Inc.(1)	1,114	19,384
Paychex, Inc.	2,935	89,928
Robert Half International, Inc.	1,347	36,005

		378,763
Banks: Diversified – 4.1%
Bank of America Corp.	90,141	1,357,524
BB&T Corp.	6,248	158,512
Comerica, Inc.	1,348	39,860
Fifth Third Bancorp	7,181	70,015
First Horizon National Corp.(1)	1,862	24,957
Huntington Bancshares, Inc.	6,346	23,163
KeyCorp	8,017	44,494
M&T Bank Corp.	760	50,836
Marshall & Ilsley Corp.	4,688	25,550
PNC Financial Services Group, Inc.	4,215	222,510
Regions Financial Corp.	10,860	57,449
SunTrust Banks, Inc.	4,510	91,508
U.S. Bancorp	17,318	389,828
Wells Fargo & Co.	46,353	1,251,068
Zions Bancorporation	1,157	14,844

		3,822,118
Banks: Savings, Thrift & Mortgage Lending – 0.1%
Hudson City Bancorp, Inc.	4,302	59,067
People’s United Financial, Inc.	2,932	48,964

		108,031
Beverage: Brewers & Distillers – 0.2%
Brown-Forman Corp., Class B	1,014	54,320
Constellation Brands, Inc., Class A(1)	1,836	29,248
Molson Coors Brewing Co., Class B	1,433	64,714

		148,282
Beverage: Soft Drinks – 2.4%
Coca-Cola Enterprises, Inc.	2,894	61,353
Dr. Pepper Snapple Group, Inc.	2,340	66,222

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	13

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2009	Shares	Value
Beverage: Soft Drinks (continued)
Pepsi Bottling Group, Inc.	1,318	$49,425
PepsiCo, Inc.	14,227	865,001
The Coca-Cola Co.	20,932	1,193,124

		2,235,125
Biotechnology – 1.6%
Amgen, Inc.(1)	9,337	528,194
Baxter International, Inc.	5,459	320,334
Biogen Idec, Inc.(1)	2,663	142,471
Celgene Corp.(1)	4,236	235,861
Cephalon, Inc.(1)	784	48,929
Genzyme Corp.(1)	2,290	112,233
Life Technologies Corp.(1)	1,621	84,665
Millipore Corp.(1)	567	41,022

		1,513,709
Building Materials – 0.1%
Masco Corp.	3,248	44,855
Vulcan Materials Co.	1,140	60,044

		104,899
Cable Television Services – 0.9%
Comcast Corp., Class A	25,752	434,179
DIRECTV, Class A(1)	8,596	286,676
Scripps Networks Interactive, Inc., Class A	814	33,781
Time Warner Cable, Inc.	3,220	133,276

		887,912
Casinos & Gambling – 0.1%
International Game Technology	2,702	50,716

		50,716
Chemicals: Diversified – 0.9%
Airgas, Inc.	700	33,320
E.I. du Pont de Nemours & Co.	8,149	274,377
Eastman Chemical Co.	662	39,879
Ecolab, Inc.	2,161	96,337
FMC Corp.	640	35,686
Sigma-Aldrich Corp.	1,115	56,341
The Dow Chemical Co.	10,355	286,109

		822,049
Chemicals: Speciality – 0.4%
Air Products & Chemicals, Inc.	1,906	154,500
International Flavors & Fragrances, Inc.	662	27,235
Praxair, Inc.	2,816	226,153

		407,888

14	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

December 31, 2009	Shares	Value
Coal – 0.2%
CONSOL Energy, Inc.	1,680	$83,664
Massey Energy Co.	767	32,222
Peabody Energy Corp.	2,481	112,166

		228,052
Commercial Services: Rental & Leasing – 0.0%
Ryder System, Inc.	513	21,120

		21,120
Commercial Vehicles & Parts – 0.1%
PACCAR, Inc.	3,353	121,613

		121,613
Communications Technology – 2.3%
Cisco Systems, Inc.(1)	52,056	1,246,221
Harris Corp.	1,212	57,630
JDS Uniphase Corp.(1)	2,019	16,657
Juniper Networks, Inc.(1)	4,699	125,322
QLogic Corp.(1)	1,024	19,323
QUALCOMM, Inc.	15,275	706,621
Tellabs, Inc.(1)	3,354	19,051

		2,190,825
Computer Services Software & Systems – 6.2%
Adobe Systems, Inc.(1)	4,703	172,976
Affiliated Computer Services, Inc., Class A(1)	1,030	61,481
Akamai Technologies, Inc.(1)	1,529	38,730
Autodesk, Inc.(1)	2,095	53,234
BMC Software, Inc.(1)	1,796	72,020
CA, Inc.	3,634	81,620
Citrix Systems, Inc.(1)	1,674	69,655
Cognizant Technology Solutions Corp., Class A(1)	2,702	122,401
Computer Sciences Corp.(1)	1,384	79,622
Compuware Corp.(1)	2,083	15,060
Google, Inc., Class A(1)	2,184	1,354,036
Intuit, Inc.(1)	2,971	91,239
McAfee, Inc.(1)	1,442	58,502
Microsoft Corp.	70,017	2,134,818
Novell, Inc.(1)	2,927	12,147
Oracle Corp.	35,315	866,630
Red Hat, Inc.(1)	1,745	53,920
SAIC, Inc.(1)	2,800	53,032
Salesforce.com, Inc.(1)	995	73,401
Symantec Corp.(1)	7,765	138,916
Teradata Corp.(1)	1,568	49,282

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	15

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2009	Shares	Value
Computer Services Software & Systems (continued)
VeriSign, Inc.(1)	1,638	$39,705
Yahoo! Inc.(1)	11,147	187,047

		5,879,474
Computer Technology – 5.7%
Apple, Inc.(1)	8,166	1,721,883
Dell, Inc.(1)	15,816	227,118
EMC Corp.(1)	18,607	325,064
Hewlett-Packard Co.	21,482	1,106,538
International Business Machines Corp.	11,888	1,556,139
NetApp, Inc.(1)	3,077	105,818
NVIDIA Corp.(1)	4,994	93,288
SanDisk Corp.(1)	2,067	59,922
Sun Microsystems, Inc.(1)	6,974	65,346
Western Digital Corp.(1)	2,020	89,183

		5,350,299
Consumer Electronics – 0.0%
Harman International Industries, Inc.	631	22,262

		22,262
Consumer Lending – 0.1%
SLM Corp.(1)	4,221	47,571

		47,571
Consumer Services: Miscellaneous – 0.5%
eBay, Inc.(1)	10,289	242,203
H & R Block, Inc.	3,085	69,783
Western Union Co.	6,156	116,040

		428,026
Containers & Packaging – 0.2%
Ball Corp.	870	44,979
Bemis Co., Inc.	1,003	29,739
Owens-Illinois, Inc.(1)	1,540	50,620
Pactiv Corp.(1)	1,193	28,799
Sealed Air Corp.	1,456	31,828

		185,965
Copper – 0.3%
Freeport-McMoran Copper & Gold, Inc., Class B(1)	3,885	311,927

		311,927
Cosmetics – 0.2%
Avon Products, Inc.	3,893	122,629
Estee Lauder Companies, Inc., Class A	1,077	52,084

		174,713

16	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

December 31, 2009	Shares	Value
Diversified Financial Services – 4.1%
Ameriprise Financial, Inc.	2,334	$90,606
Bank of New York Mellon Corp.	11,003	307,754
Capital One Financial Corp.	4,063	155,775
Citigroup, Inc.	176,845	585,357
JPMorgan Chase & Co.	35,735	1,489,077
Leucadia National Corp.(1)	1,705	40,562
Morgan Stanley	12,290	363,784
The Goldman Sachs Group, Inc.	4,669	788,314

		3,821,229
Diversified Manufacturing Operations – 3.0%
3M Co.	6,384	527,765
Danaher Corp.	2,359	177,397
Dover Corp.	1,669	69,447
Eaton Corp.	1,503	95,621
General Electric Co.	96,534	1,460,559
Honeywell International, Inc.	6,899	270,441
Illinois Tool Works, Inc.	3,527	169,261
ITT Corp.	1,648	81,971

		2,852,462
Diversified Media – 0.6%
News Corp., Class A	20,582	281,767
Time Warner, Inc.	10,527	306,757

		588,524
Diversified Retail – 2.6%
Amazon.com, Inc.(1)	3,010	404,905
Big Lots, Inc.(1)	695	20,141
Costco Wholesale Corp.	4,022	237,982
Family Dollar Stores, Inc.	1,200	33,396
J.C. Penney Co., Inc.	2,209	58,781
Kohl’s Corp.(1)	2,833	152,784
Macy’s, Inc.	3,760	63,018
Nordstrom, Inc.	1,504	56,520
Sears Holdings Corp.(1)	463	38,637
Target Corp.	6,880	332,786
Wal-Mart Stores, Inc.	19,043	1,017,848

		2,416,798
Drug & Grocery Store Chains – 1.1%
CVS Caremark Corp.	12,725	409,872
Safeway, Inc.	3,619	77,048
SUPERVALU, Inc.	1,902	24,174
The Kroger Co.	6,322	129,791

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	17

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2009	Shares	Value
Drug & Grocery Store Chains (continued)
Walgreen Co.	8,905	$326,992
Whole Foods Market, Inc.(1)	1,279	35,109

		1,002,986
Education Services – 0.1%
Apollo Group, Inc., Class A(1)	1,165	70,576
DeVry, Inc.	500	28,365

		98,941
Electronic Components – 0.4%
Amphenol Corp., Class A	1,561	72,087
Corning, Inc.	13,999	270,321
Molex, Inc.	1,188	25,601

		368,009
Electronic Entertainment – 0.1%
Electronic Arts, Inc.(1)	2,953	52,416

		52,416
Energy Equipment – 0.1%
First Solar, Inc.(1)	432	58,493

		58,493
Engineering & Contracting Services – 0.2%
Fluor Corp.	1,587	71,478
Jacobs Engineering Group, Inc.(1)	1,134	42,650
Quanta Services, Inc.(1)	1,814	37,804

		151,932
Entertainment – 0.8%
The Walt Disney Co.	16,982	547,669
Viacom, Inc., Class B(1)	5,556	165,180

		712,849
Environmental, Maintainance, And Security Services – 0.0%
Cintas Corp.	1,125	29,306

		29,306
Fertilizers – 0.5%
CF Industries Holdings, Inc.	434	39,399
Monsanto Co.	4,943	404,090

		443,489
Financial Data & Systems – 1.5%
American Express Co.	10,761	436,036
Discover Financial Services	4,893	71,976
Equifax, Inc.	1,067	32,960
Fidelity National Information Services, Inc.	3,012	70,601
Fiserv, Inc.(1)	1,389	67,339

18	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

December 31, 2009	Shares	Value
Financial Data & Systems (continued)
MasterCard, Inc., Class A	883	$226,030
Moody’s Corp.	1,791	47,999
The Dun & Bradstreet Corp.	417	35,182
Total System Services, Inc.	1,683	29,065
Visa, Inc., Class A	4,041	353,426

		1,370,614
Foods – 1.6%
Campbell Soup Co.	1,733	58,575
ConAgra Foods, Inc.	4,100	94,505
Dean Foods Co.(1)	1,666	30,055
General Mills, Inc.	3,034	214,838
H.J. Heinz Co.	3,008	128,622
Hormel Foods Corp.	600	23,070
Kellogg Co.	2,400	127,680
Kraft Foods, Inc., Class A	13,545	368,153
McCormick & Co., Inc.	755	27,278
Mead Johnson Nutrition Co., Class A	1,787	78,092
Sara Lee Corp.	6,331	77,112
Sysco Corp.	5,373	150,122
The Hershey Co.	1,542	55,188
The J.M. Smucker Co.	1,086	67,060
Tyson Foods, Inc., Class A	2,933	35,988

		1,536,338
Forest Products – 0.1%
Weyerhaeuser Co.	1,921	82,872

		82,872
Forms And Bulk Printing Services – 0.0%
R.R. Donnelley & Sons Co.	1,860	41,422

		41,422
Fruit & Grain Processing – 0.2%
Archer-Daniels-Midland Co.	5,904	184,854

		184,854
Gas Pipeline – 0.2%
El Paso Corp.	6,178	60,730
EQT Corp.	1,190	52,265
Spectra Energy Corp.	5,967	122,383

		235,378
Gold – 0.2%
Newmont Mining Corp.	4,364	206,461

		206,461

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	19

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2009	Shares	Value
Health Care Facilities – 0.1%
DaVita, Inc.(1)	900	$52,866
Tenet Healthcare Corp.(1)	3,871	20,865

		73,731
Health Care Management Services – 0.9%
Aetna, Inc.	4,029	127,719
CIGNA Corp.	2,483	87,576
Coventry Health Care, Inc.(1)	1,377	33,447
Humana, Inc.(1)	1,568	68,820
UnitedHealth Group, Inc.	10,611	323,423
WellPoint, Inc.(1)	4,120	240,155

		881,140
Health Care Services – 0.7%
Express Scripts, Inc.(1)	2,457	212,408
IMS Health, Inc.	1,688	35,549
McKesson Corp.	2,453	153,313
Medco Health Solutions, Inc.(1)	4,351	278,072

		679,342
Home Building – 0.1%
D.R. Horton, Inc.	2,518	27,371
Lennar Corp., Class A	1,360	17,367
Pulte Homes, Inc.(1)	2,848	28,480

		73,218
Hotel/Motel – 0.2%
Marriott International, Inc., Class A	2,305	62,811
Starwood Hotels & Resorts Worldwide, Inc.	1,706	62,388
Wyndham Worldwide Corp.	1,627	32,817
Wynn Resorts Ltd.	624	36,336

		194,352
Household Appliances – 0.1%
Whirlpool Corp.	673	54,284

		54,284
Household Equipment & Products – 0.2%
Black & Decker Corp.	552	35,786
Fortune Brands, Inc.	1,362	58,839
Newell Rubbermaid, Inc.	2,463	36,970
Snap-On, Inc.	597	25,229
The Stanley Works	718	36,984

		193,808
Household Furnishings – 0.0%
Leggett & Platt, Inc.	1,433	29,233

		29,233

20	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

December 31, 2009	Shares	Value
Insurance: Life – 0.7%
AFLAC, Inc.	4,227	$195,499
Lincoln National Corp.	2,769	68,892
Principal Financial Group, Inc.	2,909	69,932
Prudential Financial, Inc.	4,192	208,594
Torchmark Corp.	765	33,622
Unum Group	3,042	59,380

		635,919
Insurance: Multi-Line – 0.8%
American International Group, Inc.(1)	1,222	36,636
Aon Corp.	2,527	96,885
Assurant, Inc.	1,050	30,954
Genworth Financial, Inc., Class A(1)	4,376	49,668
Loews Corp.	3,322	120,755
Marsh & McLennan Companies, Inc.	4,942	109,119
MetLife, Inc.	7,402	261,661
The Hartford Financial Services Group, Inc.	3,448	80,200

		785,878
Insurance: Property - Casualty – 0.8%
Cincinnati Financial Corp.	1,490	39,098
The Allstate Corp.	4,896	147,076
The Chubb Corp.	3,175	156,146
The Progressive Corp.(1)	6,249	112,419
The Travelers Companies, Inc.	4,882	243,417
XL Capital Ltd., Class A	3,112	57,043

		755,199
Leisure Time – 0.3%
Carnival Corp.(1)	3,993	126,538
Expedia, Inc.(1)	1,926	49,518
Priceline.com, Inc.(1)	400	87,400

		263,456
Luxury Items – 0.1%
Tiffany & Co.	1,120	48,160

		48,160
Machinery: Agricultural – 0.2%
Deere & Co.	3,885	210,140

		210,140
Machinery: Construction & Handling – 0.3%
Caterpillar, Inc.	5,627	320,683

		320,683

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	21

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2009	Shares	Value
Machinery: Engines – 0.1%
Cummins, Inc.	1,844	$84,566

		84,566
Medical & Dental Instruments & Supplies – 0.8%
Becton, Dickinson and Co.	2,089	164,738
Boston Scientific Corp.(1)	13,977	125,793
C.R. Bard, Inc.	610	47,519
DENTSPLY International, Inc.	1,362	47,902
Patterson Companies, Inc.(1)	800	22,384
St. Jude Medical, Inc.(1)	3,162	116,298
Stryker Corp.	2,630	132,473
Zimmer Holdings, Inc.(1)	1,988	117,511

		774,618
Medical Equipment – 0.9%
CareFusion Corp.(1)	1,518	37,965
Intuitive Surgical, Inc.(1)	349	105,859
Medtronic, Inc.	10,120	445,077
PerkinElmer, Inc.	998	20,549
Thermo Fisher Scientific, Inc.(1)	3,781	180,316
Varian Medical Systems, Inc.(1)	1,145	53,643

		843,409
Medical Services – 0.2%
Laboratory Corp. of America Holdings(1)	983	73,568
Quest Diagnostics, Inc.	1,376	83,083

		156,651
Metal Fabricating – 0.2%
Fastenal Co.	1,213	50,509
Precision Castparts Corp.	1,287	142,021

		192,530
Metals & Minerals: Diversified – 0.1%
Cliffs Natural Resources, Inc.	1,163	53,603
Titanium Metals Corp.(1)	700	8,764

		62,367
Office Supplies & Equipment – 0.2%
Avery Dennison Corp.	1,031	37,621
Lexmark International Group, Inc., Class A(1)	768	19,953
Pitney Bowes, Inc.	1,889	42,994
Xerox Corp.	7,773	65,759

		166,327
Offshore Drilling & Other Services – 0.1%
Diamond Offshore Drilling, Inc.	631	62,103

		62,103

22	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

December 31, 2009	Shares	Value
Oil Well Equipment & Services – 1.7%
Baker Hughes, Inc.	2,913	$117,918
BJ Services Co.	2,623	48,788
Cameron International Corp.(1)	2,186	91,375
FMC Technologies, Inc.(1)	1,113	64,376
Halliburton Co.	8,123	244,421
Nabors Industries Ltd.(1)	2,581	56,498
National-Oilwell Varco, Inc.	3,845	169,526
Rowan Companies, Inc.(1)	1,040	23,546
Schlumberger Ltd.	10,855	706,552
Smith International, Inc.	2,127	57,790

		1,580,790
Oil: Crude Producers – 2.7%
Anadarko Petroleum Corp.	4,476	279,392
Apache Corp.	3,069	316,629
Cabot Oil & Gas Corp.	900	39,231
Chesapeake Energy Corp.	5,896	152,588
Denbury Resources, Inc.(1)	2,390	35,372
Devon Energy Corp.	4,064	298,704
EOG Resources, Inc.	2,309	224,666
Noble Energy, Inc.	1,588	113,097
Occidental Petroleum Corp.	7,325	595,889
Pioneer Natural Resources Co.	1,047	50,434
Range Resources Corp.	1,383	68,943
Southwestern Energy Co.(1)	3,171	152,842
XTO Energy, Inc.	5,321	247,586

		2,575,373
Oil: Integrated – 5.9%
Chevron Corp.	18,290	1,408,147
ConocoPhillips	13,395	684,083
Exxon Mobil Corp.	42,927	2,927,192
Hess Corp.	2,713	164,137
Marathon Oil Corp.	6,472	202,056
Murphy Oil Corp.	1,737	94,145
Williams Companies, Inc.	5,404	113,916

		5,593,676
Oil: Refining And Marketing – 0.1%
Sunoco, Inc.	1,080	28,188
Tesoro Corp.	1,392	18,862
Valero Energy Corp.	5,284	88,507

		135,557

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	23

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2009	Shares	Value
Paints & Coatings – 0.2%
PPG Industries, Inc.	1,519	$88,922
The Sherwin-Williams Co.	865	53,327

		142,249
Paper – 0.2%
International Paper Co.	3,903	104,522
MeadWestvaco Corp.	1,536	43,976

		148,498
Personal Care – 2.4%
Clorox Co.	1,290	78,690
Colgate-Palmolive Co.	4,567	375,179
Kimberly-Clark Corp.	3,795	241,779
The Procter & Gamble Co.	26,377	1,599,238

		2,294,886
Pharmaceuticals – 6.8%
Abbott Laboratories	14,127	762,717
Allergan, Inc.	2,833	178,507
AmerisourceBergen Corp.	2,616	68,199
Bristol-Myers Squibb Co.	15,155	382,664
Cardinal Health, Inc.	3,283	105,844
Eli Lilly & Co.	9,253	330,425
Forest Laboratories, Inc.(1)	2,690	86,376
Gilead Sciences, Inc.(1)	8,200	354,896
Hospira, Inc.(1)	1,470	74,970
Johnson & Johnson	25,040	1,612,826
King Pharmaceuticals, Inc.(1)	2,108	25,865
Merck & Co., Inc.	27,585	1,007,956
Mylan, Inc.(1)	2,782	51,272
Pfizer, Inc.	72,851	1,325,160
Watson Pharmaceuticals, Inc.(1)	978	38,738

		6,406,415
Photography – 0.0%
Eastman Kodak Co.(1)	2,430	10,255

		10,255
Producer Durables: Miscellaneous – 0.1%
W.W. Grainger, Inc.	544	52,675

		52,675
Production Technology Equipment – 0.3%
Applied Materials, Inc.	11,831	164,924
KLA-Tencor Corp.	1,506	54,457

24	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

December 31, 2009	Shares	Value
Production Technology Equipment (continued)
Novellus Systems, Inc.(1)	794	$18,532
Teradyne, Inc.(1)	1,656	17,769

		255,682
Publishing – 0.2%
Gannett Co., Inc.	2,149	31,913
Meredith Corp.	290	8,946
The McGraw-Hill Companies, Inc.	2,859	95,805
The New York Times Co., Class A(1)	1,019	12,595
The Washington Post Co., Class B	58	25,497

		174,756
Radio & Tv Broadcasters – 0.1%
CBS Corp., Class B	6,083	85,466

		85,466
Railroads – 0.9%
Burlington Northern Santa Fe Corp.	2,353	232,053
CSX Corp.	3,596	174,370
Norfolk Southern Corp.	3,367	176,498
Union Pacific Corp.	4,623	295,410

		878,331
Real Estate – 0.0%
CB Richard Ellis Group, Inc., Class A(1)	2,360	32,025

		32,025
Real Estate Investment Trusts – 1.1%
Apartment Investment & Management Co., Class A	1,061	16,891
AvalonBay Communities, Inc.	730	59,940
Boston Properties, Inc.	1,280	85,850
Equity Residential	2,535	85,632
HCP, Inc.	2,681	81,878
Health Care REIT, Inc.	1,075	47,644
Host Hotels & Resorts, Inc.(1)	5,703	66,554
Kimco Realty Corp.	3,404	46,056
Plum Creek Timber Co., Inc.	1,489	56,225
ProLogis	4,049	55,431
Public Storage, Inc.	1,263	102,871
Simon Property Group, Inc.	2,605	207,879
Ventas, Inc.	1,440	62,986
Vornado Realty Trust	1,441	100,783

		1,076,620
Recreational Vehicles & Boats – 0.1%
Harley-Davidson, Inc.	2,135	53,802

		53,802

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	25

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2009	Shares	Value
Restaurants – 1.0%
Darden Restaurants, Inc.	1,273	$44,644
McDonald’s Corp.	9,772	610,164
Starbucks Corp.(1)	6,745	155,540
Yum! Brands, Inc.	4,353	152,224

		962,572
Scientific Instruments: Control & Filter – 0.3%
Flowserve Corp.	523	49,439
Pall Corp.	1,035	37,467
Parker Hannifin Corp.	1,487	80,119
Rockwell Automation, Inc.	1,313	61,685
Roper Industries, Inc.	800	41,896
Waters Corp.(1)	909	56,322

		326,928
Scientific Instruments: Electrical – 0.3%
Emerson Electric Co.	6,756	287,806

		287,806
Scientific Instruments: Gauges & Meters – 0.1%
Agilent Technologies, Inc.(1)	3,074	95,509

		95,509
Scientific Instruments: Pollution Control – 0.3%
Republic Services, Inc.	2,867	81,165
Stericycle, Inc.(1)	872	48,108
Waste Management, Inc.	4,473	151,232

		280,505
Securities Brokerage & Services – 0.6%
CME Group, Inc.	612	205,601
E*TRADE Financial Corp.(1)	13,798	24,147
IntercontinentalExchange, Inc.(1)	667	74,904
NYSE Euronext	2,403	60,796
The Charles Schwab Corp.	8,786	165,353
The NASDAQ OMX Group, Inc.(1)	1,303	25,825

		556,626
Semiconductors & Components – 2.1%
Advanced Micro Devices, Inc.(1)	5,145	49,804
Altera Corp.	3,012	68,161
Analog Devices, Inc.	2,660	84,003
Broadcom Corp., Class A(1)	3,963	124,636
Intel Corp.	49,916	1,018,286
Linear Technology Corp.	2,040	62,301
LSI Corp.(1)	5,882	35,351

26	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

December 31, 2009	Shares	Value
Semiconductors & Components (continued)
MEMC Electronic Materials, Inc.(1)	2,037	$27,744
Microchip Technology, Inc.	1,680	48,821
Micron Technology, Inc.(1)	7,623	80,499
National Semiconductor Corp.	2,185	33,562
Texas Instruments, Inc.	11,246	293,071
Xilinx, Inc.	2,782	69,717

		1,995,956
Specialty Retail – 1.8%
Abercrombie & Fitch Co., Class A	786	27,392
AutoNation, Inc.(1)	861	16,488
AutoZone, Inc.(1)	295	46,631
Bed, Bath & Beyond, Inc.(1)	2,421	93,523
Best Buy Co., Inc.	3,154	124,457
GameStop Corp., Class A(1)	1,514	33,217
Limited Brands, Inc.	2,472	47,561
Lowe’s Companies, Inc.	13,218	309,169
O’Reilly Automotive, Inc.(1)	1,214	46,278
Office Depot, Inc.(1)	2,451	15,809
RadioShack Corp.	1,077	21,001
Ross Stores, Inc.	1,069	45,657
Staples, Inc.	6,564	161,409
The Gap, Inc.	4,439	92,997
The Home Depot, Inc.	15,635	452,321
The TJX Companies, Inc.	3,748	136,989

		1,670,899
Steel – 0.3%
AK Steel Holding Corp.	955	20,389
Allegheny Technologies, Inc.	847	37,920
Nucor Corp.	2,956	137,898
United States Steel Corp.	1,286	70,884

		267,091
Technology: Miscellaneous – 0.0%
Jabil Circuit, Inc.	1,688	29,321

		29,321
Telecommunications Equipment – 0.3%
American Tower Corp., Class A(1)	3,746	161,864
Motorola, Inc.(1)	20,822	161,579

		323,443
Textiles Apparel & Shoes – 0.5%
Coach, Inc.	2,922	106,741
NIKE, Inc., Class B	3,577	236,333

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	27

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2009	Shares	Value
Textiles Apparel & Shoes (continued)
Polo Ralph Lauren Corp.	533	$43,162
VF Corp.	814	59,617

		445,853
Tobacco – 1.5%
Altria Group, Inc.	18,995	372,872
Lorillard, Inc.	1,442	115,692
Philip Morris International, Inc.	17,138	825,880
Reynolds American, Inc.	1,527	80,885

		1,395,329
Toys – 0.1%
Hasbro, Inc.	1,178	37,766
Mattel, Inc.	3,313	66,194

		103,960
Transportation Miscellaneous – 0.6%
Expeditors International of Washington, Inc.	1,800	62,514
United Parcel Service, Inc., Class B	9,092	521,608

		584,122
Truckers – 0.1%
C.H. Robinson Worldwide, Inc.	1,562	91,736

		91,736
Utilities: Electrical – 3.1%
Allegheny Energy, Inc.	1,551	36,417
Ameren Corp.	2,162	60,428
American Electric Power, Inc.	4,471	155,546
CMS Energy Corp.	1,914	29,973
Consolidated Edison, Inc.	2,507	113,893
Constellation Energy Group	1,821	64,045
Dominion Resources, Inc.	5,581	217,213
DTE Energy Co.	1,491	64,993
Duke Energy Corp.	11,899	204,782
Edison International	3,037	105,627
Entergy Corp.	1,659	135,773
Exelon Corp.	6,103	298,254
FirstEnergy Corp.	2,871	133,358
FPL Group, Inc.	3,862	203,991
Northeast Utilities	1,500	38,685
Pepco Holdings, Inc.	2,018	34,003
PG&E Corp.	3,385	151,140
Pinnacle West Capital Corp.	856	31,312
PPL Corp.	3,424	110,629
Progress Energy, Inc.	2,635	108,061

28	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

December 31, 2009	Shares	Value
Utilities: Electrical (continued)
Public Service Enterprise Group, Inc.	4,451	$147,996
SCANA Corp.	1,000	37,680
Southern Co.	7,345	244,735
TECO Energy, Inc.	2,145	34,792
The AES Corp.(1)	6,112	81,351
Wisconsin Energy Corp.	673	33,536
Xcel Energy, Inc.	3,174	67,352

		2,945,565
Utilities: Gas Distributors – 0.3%
CenterPoint Energy, Inc.	3,529	51,206
Nicor, Inc.	382	16,082
NiSource, Inc.	2,509	38,588
Questar Corp.	1,582	65,764
Sempra Energy	2,226	124,612

		296,252
Utilities: Miscellaneous – 0.0%
Integrys Energy Group, Inc.	698	29,309

		29,309
Utilities: Telecommunications – 2.9%
AT&T, Inc.	53,261	1,492,906
CenturyTel, Inc.	2,775	100,483
Frontier Communications Corp.	2,871	22,422
MetroPCS Communications, Inc.(1)	2,421	18,472
Qwest Communications International, Inc.	14,081	59,281
Sprint Nextel Corp.(1)	26,371	96,518
Verizon Communications, Inc.	26,005	861,546
Windstream Corp.	4,007	44,037

		2,695,665
Total Common Stocks (Cost $96,067,533)		90,104,392

	Principal Amount	Value
U.S. Government Securities – 0.5%
U.S. Treasury Notes – 0.5%
U.S. Treasury Notes 1.00% due 7/31/2011 - 9/30/2011(2)	$430,000	$430,104
3.125% due 5/15/2019(2)	10,000	9,470

		439,574
Total U.S. Government Securities (Cost $440,353)		439,574

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	29

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2009	Principal Amount	Value
Repurchase Agreements – 2.2%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 12/31/2009, maturity value of $2,107,000, due 1/4/2010(3)	$2,107,000	$2,107,000
Total Repurchase Agreements (Cost $2,107,000)		2,107,000
Total Investments - 98.4% (Cost $98,614,886)		92,650,966
Other Assets, Net - 1.6%		1,530,235
Total Net Assets - 100.0%		$94,181,201

(1)	Non-income producing security.
(2)	Security is segregated as collateral to cover margin requirements on open futures contracts.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLMC	4.375%	7/17/2015	$2,153,725

The table below presents futures contracts as of December 31, 2009.

Description	Number of Contracts	Expiration	Face Value (000s)	Unrealized Appreciation
Purchased Futures Contracts

S&P 500 E Mini Index	44	3/19/2010	$2,444	$51,379

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$90,104,392	$—	$—	$90,104,392

U.S. Government Securities	—	439,574	—	439,574

Repurchase Agreements	—	2,107,000	—	2,107,000

Other Financial Instruments

Financial Futures Contracts	51,379	—	—	51,379

Total	$90,155,771	$2,546,574	$—	$92,702,345

30	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities As of December 31, 2009	RS S&P 500 Index
Assets
Investments, at value	$92,650,966
Cash and cash equivalents	521
Receivable for fund shares subscribed	2,318,567
Dividends/interest receivable	126,779
Receivable for investments sold	93,781
Due from distributor	6,558

Total Assets	95,197,172

Liabilities
Payable for fund shares redeemed	793,119
Payable for investments purchased	96,380
Payable for variation margin	25,080
Payable to adviser	19,567
Accrued trustees’ fees	1,361
Accrued expenses/other liabilities	80,464

Total Liabilities	1,015,971

Total Net Assets	$94,181,201

Net Assets Consist of:
Paid-in capital	$193,753,202
Accumulated undistributed net investment income	798
Accumulated net realized loss from investments and futures contracts	(93,660,258)
Net unrealized depreciation on investments and futures contracts	(5,912,541)

Total Net Assets	$94,181,201

Investments, at Cost	$98,614,886

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	31

FINANCIAL INFORMATION

Statement of Assets and Liabilities (Continued) As of December 31, 2009	RS S&P 500 Index
Pricing of Shares
Net Assets:
Class A	$56,619,466
Class B	2,159,991
Class C	12,659,138
Class K	22,742,606

Shares of Beneficial Interest Outstanding with no Par Value:
Class A	7,496,814
Class B	277,985
Class C	1,687,317
Class K	3,024,487

Net Asset Value Per Share:
Class A	$7.55
Class B	7.77
Class C	7.50
Class K	7.52

Sales Charge Class A (Load)	3.00%
Maximum Offering Price Per Class A Share	$7.78

32	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Statement of Operations For the Year Ended December 31, 2009	RS S&P 500 Index

Investment Income
Dividends	$1,716,781
Interest	3,636
Withholding taxes on foreign dividends	(62)

Total Investment Income	1,720,355

Expenses
Distribution fees	334,362
Investment advisory fees	189,617
Transfer agent fees	161,004
Custodian fees	76,228
Professional fees	37,914
Shareholder reports	25,172
Administrative service fees	14,588
Trustees’ fees	4,597
Other expenses	54,027

Total Expenses	897,509

Less: Fee/Expense waiver by distributor	(464,515)
Less: Custody credits	(43)

Total Expenses, Net	432,951

Net Investment Income	1,287,404

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Futures Contracts
Net realized loss from investments	(1,861,707)
Net realized gain from futures contracts	1,013,809
Net change in unrealized appreciation/depreciation on investments	18,362,421
Net change in unrealized appreciation/depreciation on futures contracts	13,009

Net Gain on Investments and Futures Contracts	17,527,532

Net Increase in Net Assets Resulting from Operations	$18,814,936

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	33

FINANCIAL INFORMATION

Statement of Changes in Net Assets	RS S&P 500 Index

	For the Year Ended 12/31/09	For the Year Ended 12/31/08

Operations
Net investment income	$1,287,404	$2,264,521
Net realized loss from investments and futures contracts	(847,898)	(10,791,896)
Net change in unrealized appreciation/depreciation on investments and futures contracts	18,375,430	(55,715,843)

Net Increase/(Decrease) in Net Assets Resulting from Operations	18,814,936	(64,243,218)

Distributions to Shareholders
Net investment income
Class A	(811,021)	(1,713,235)
Class B	(12,886)	(1,236)
Class C	(143,694)	(180,725)
Class K	(307,632)	(409,911)

Total Distributions	(1,275,233)	(2,305,107)

Capital Share Transactions
Proceeds from sales of shares	22,020,164	47,086,133
Reinvestment of distributions	1,208,146	2,200,651
Cost of shares redeemed	(16,411,227)	(84,172,049)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	6,817,083	(34,885,265)

Net Increase/(Decrease) in Net Assets	24,356,786	(101,433,590)

Net Assets
Beginning of year	69,824,415	171,258,005

End of year	$94,181,201	$69,824,415

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(10,375)

Accumulated Undistributed Net Investment Income Included in Net Assets	$798	$—

Other Information:
Shares
Sold	3,331,044	6,893,841
Reinvested	162,994	369,394
Redeemed	(2,506,108)	(12,853,643)

Net Increase/(Decrease)	987,930	(5,590,408)

34	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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www.RSinvestments.com	35

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS S&P 500 Index Fund
Class A
Year Ended 12/31/09	$6.07	$0.13	$1.46	$1.59	$(0.11)	$—
Year Ended 12/31/08	10.03	0.24	(3.98)	(3.74)	(0.22)	—
Year Ended 12/31/07	9.72	0.16	0.31	0.47	(0.16)	—
Year Ended 12/31/06	8.55	0.14	1.16	1.30	(0.13)	—
Year Ended 12/31/05	8.30	0.11	0.25	0.36	(0.11)	—

Class B
Year Ended 12/31/09	$6.24	$0.11	$1.47	$1.58	$(0.05)	$—
Year Ended 12/31/08	10.01	0.20	(3.97)	(3.77)	(0.00)[3]	—
Year Ended 12/31/07	9.70	0.07	0.32	0.39	(0.08)	—
Year Ended 12/31/06	8.54	0.06	1.16	1.22	(0.06)	—
Year Ended 12/31/05	8.28	0.05	0.26	0.31	(0.05)	—

Class C
Year Ended 12/31/09	$6.06	$0.09	$1.44	$1.53	$(0.09)	$—
Year Ended 12/31/08	9.99	0.09	(3.85)	(3.76)	(0.17)	—
Year Ended 12/31/07	9.68	0.07	0.32	0.39	(0.08)	—
Year Ended 12/31/06	8.53	0.06	1.16	1.22	(0.07)	—
Year Ended 12/31/05	8.27	0.05	0.26	0.31	(0.05)	—

Class K
Year Ended 12/31/09	$6.06	$0.11	$1.45	$1.56	$(0.10)	$—
Year Ended 12/31/08	10.02	0.12	(3.88)	(3.76)	(0.20)	—
Year Ended 12/31/07	9.70	0.11	0.32	0.43	(0.11)	—
Year Ended 12/31/06	8.55	0.09	1.17	1.26	(0.11)	—
Year Ended 12/31/05	8.29	0.07	0.26	0.33	(0.07)	—

36	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions		Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.11)		$7.55	26.30%	$56,619	0.38%	1.00%	1.90%	1.28%	9%
(0.22)		6.07	(37.25)%	48,363	0.49%	0.74%	1.79%	1.54%	5%
(0.16)		10.03	4.86%	129,211	0.53%	0.72%	1.45%	1.26%	3%
(0.13)		9.72	15.27%	142,260	0.53%	0.71%	1.44%	1.26%	4%
(0.11)		8.55	4.40%	149,719	0.53%	0.71%	1.36%	1.18%	4%

$(0.05)		$7.77	25.32%	$2,160	1.13%	1.89%	1.16%	0.40%	9%
(0.00)	[3]	6.24	(37.62)%	1,925	1.27%	1.61%	0.85%	0.51%	5%
(0.08)		10.01	4.00%	11,976	1.28%	1.53%	0.70%	0.45%	3%
(0.06)		9.70	14.33%	12,664	1.28%	1.72%	0.69%	0.25%	4%
(0.05)		8.54	3.75%	12,913	1.28%	1.71%	0.60%	0.17%	4%

$(0.09)		$7.50	25.21%	$12,659	1.13%	1.66%	1.11%	0.58%	9%
(0.17)		6.06	(37.63)%	6,730	1.24%	1.56%	1.07%	0.75%	5%
(0.08)		9.99	4.02%	10,618	1.28%	1.55%	0.71%	0.44%	3%
(0.07)		9.68	14.31%	10,472	1.28%	1.75%	0.70%	0.23%	4%
(0.05)		8.53	3.76%	9,370	1.28%	1.76%	0.61%	0.13%	4%

$(0.10)		$7.52	25.78%	$22,743	0.78%	1.40%	1.46%	0.84%	9%
(0.20)		6.06	(37.48)%	12,806	0.89%	1.14%	1.41%	1.16%	5%
(0.11)		10.02	4.40%	19,453	0.93%	1.30%	1.06%	0.69%	3%
(0.11)		9.70	14.76%	17,304	0.93%	1.15%	1.05%	0.83%	4%
(0.07)		8.55	4.05%	13,074	0.93%	1.12%	0.96%	0.77%	4%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

[3]	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	37

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2009

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RS S&P 500 Index Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund offers Class A, B, C and K shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, and differ only as to class-specific expenses and voting rights with respect to matters affecting fewer than all classes.

The Fund has an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Future contracts shall be valued at the settlement prices established each day by the boards of trade or exchanges on which they are traded.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market

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NOTES TO FINANCIAL STATEMENTS

may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

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NOTES TO FINANCIAL STATEMENTS

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

40	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e. Derivative Instruments and Hedging Activities The Fund adopted Financial Accounting Standards Board Codification Topic 815, effective January 1, 2009. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities.

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure at December 31, 2009.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Financial Futures Contracts	Net unrealized appreciation on investments and futures contracts*	$51,379
*	The cumulative appreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1d for additional information on futures contracts.

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the year ended December 31, 2009.

Derivative Instrument Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized gain from futures contracts	$1,013,809
	Net change in unrealized appreciation/depreciation on futures contracts	$13,009

The Fund held an average face value of $2,673,000 S&P 500 E Mini Futures Contracts for the year ended December 31, 2009.

The Fund may, but will not necessarily, enter into derivative transactions, such as financial futures contracts, as a substitute for the purchase or sale of securities or when there is significant cash received from fund shares sold.

f. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

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NOTES TO FINANCIAL STATEMENTS

g. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

h. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

i. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

k. Temporary Borrowings The Fund, with other funds managed by the same adviser, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2009, the Fund did not borrow from the facility.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.25%.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.2375% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

42	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

Pursuant to a written agreement in effect through April 30, 2010, expense limitations have been imposed whereby RS Investments and certain affiliates including GIS have agreed to limit the Fund’s total annual fund operating expenses to the following rates:

Expense Limitation
Class A	Class B	Class C	Class K
0.38%	1.13%	1.13%	0.78%

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Fund. The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund.

	Annual Rate	Distribution Fees
Class A	0.25%	$122,630
Class B	1.00%	18,972
Class C	1.00%	88,358
Class K	0.65%	104,402

RS Investments may perform certain services and incur certain expenses in respect of the promotion of the Fund’s shares and the servicing of shareholder accounts. GIS makes payments from the amounts it receives from the Fund pursuant to the distribution plan to RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Fund or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Fund reimburses GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Fund’s shares as a retail broker-dealer. For the year ended December 31, 2009, PAS informed the Trust it received $2,192,311 directly or indirectly from GIS as continuing compensation for its services on behalf of all series in the Trust.

www.RSinvestments.com	43

NOTES TO FINANCIAL STATEMENTS

For the year ended December 31, 2009, aggregate front-end sales charges for the sale of Class A shares paid to GIS were $3,364

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2009, GIS received CDSL charges of $1,438

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008, was as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital
2009	2008	2009	2008	2009	2008
$1,275,233	$2,305,107	$—	$—	$—	$—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss)
$1,882	$(998)	$(884)

The tax basis of distributable earnings as of December 31, 2009 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital gains
$798	$—

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2009 were as follows:

	Expiring
2009	2010	2011	2014	2016	2017	Total
$ —	$81,678,566	$155,054	$103,184	$1,325,598	$9,579,258	$92,841,660

44	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Fund elected to defer net capital and currency losses of $53,311.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2009, was $99,328,794. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2009, aggregated $17,821,728 and $(24,499,556), respectively, resulting in net unrealized appreciation/depreciation of $(6,677,828).

Note 4 Capital Shares

a. Transactions The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Fund were as follows:

Transactions in Capital Shares

RS S&P 500 Index Fund

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,225,483	$8,071,035	6,270,656	$42,100,324
Shares reinvested	103,304	767,387	272,056	1,621,458
Shares redeemed	(1,797,278)	(11,701,515)	(11,466,061)	(72,336,226)

Net decrease	(468,491)	$(2,863,093)	(4,923,349)	$(28,614,444)

Class B
Shares sold	27,700	$194,770	25,798	$191,082
Shares reinvested	1,636	12,485	196	1,201
Shares redeemed	(60,006)	(400,385)	(913,684)	(8,001,128)

Net decrease	(30,670)	$(193,130)	(887,690)	$(7,808,845)

Class C
Shares sold	633,227	$4,155,663	101,752	$770,568
Shares reinvested	16,369	120,642	28,249	168,082
Shares redeemed	(73,704)	(459,137)	(81,197)	(624,386)

Net increase	575,892	$3,817,168	48,804	$314,264

Class K
Shares sold	1,444,634	$9,598,696	495,635	$4,024,159
Shares reinvested	41,685	307,632	68,893	409,910
Shares redeemed	(575,120)	(3,850,190)	(392,701)	(3,210,309)

Net increase	911,199	$6,056,138	171,827	$1,223,760

www.RSinvestments.com	45

NOTES TO FINANCIAL STATEMENTS

b. Shareholder Concentration As of December 31, 2009, the number of shareholders and/or omnibus shareholder accounts (which are comprised of individual shareholders) who owned of record 5% or more of the Net Assets of any class of a Fund is summarized in the following table:

Number of Shareholders	Percentage of Net Assets
1	22.09%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $13,385,554 and $6,806,701, respectively, for the year ended December 31, 2009.

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 6 Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Fund’s financial statements through February 19, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 7 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

46	www.RSinvestments.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS S&P 500 Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS S&P 500 Index Fund (one of the portfolios constituting RS Investment Trust, and hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for the year ended December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2010

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TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2009 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS S&P 500 Index Fund	100%

Dividend Received Deduction:

RS S&P 500 Index Fund	100%

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The Board of Trustees of the RS Investment Trust, including all the disinterested Trustees, met in person on August 11 - 12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

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The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the

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Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and

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SUPPLEMENTAL INFORMATION (UNAUDITED)

whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the

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Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

RS Investments has provided all necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

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A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	34	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder, TriLine Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	34	None

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees (continued)
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	34	None
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	34	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co-President and Co-Principal Executive Officer November 2004 through September 2005; Treasurer and Principal Financial and Accounting Officer May 2004 through September 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments.	34	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm.	N/A	N/A

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Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.
***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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388 Market Street San Francisco CA 94111

www.RSinvestments.com | 800-766-3863

Six-time winner of Dalbar Service Award EB 015642 (12/09)

2009 Annual Report

All data as of December 31, 2009

RS Fixed Income Funds

Class A, B, C, K, and Y Shares

•	RS Investment Quality Bond Fund

•	RS Low Duration Bond Fund

•	RS High Yield Bond Fund

•	RS Tax-Exempt Fund

•	RS High Yield Municipal Bond Fund

•	RS Floating Rate Fund

•	RS Strategic Income Fund

•	RS Money Market Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments]

Value | Growth | International | Fixed Income

RS Funds provide clients with access to four deep and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

RS Value Funds	RS Growth Funds	RS Fixed Income Funds
RS Partners Fund*	RS Small Cap Growth Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Select Growth Fund	RS Low Duration Bond Fund
RS Large Cap Alpha Fund	RS Mid Cap Growth Fund	RS High Yield Bond Fund
RS Investors Fund	RS Growth Fund	RS Tax-Exempt Fund
RS Global Natural Resources Fund	RS Technology Fund	RS High Yield Municipal Bond Fund
	RS Small Cap Equity Fund**	RS Floating Rate Fund
RS Strategic Income
RS International Funds	Other RS Funds	RS Money Market Fund
RS International Growth Fund	RS S&P 500 Index Fund
RS Emerging Markets Fund

*	RS Partners Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. Please see the prospectus for more information.
**	Closed to new investors.

CEO’S LETTER

Terry R. Otton CEO, RS Investments

Dear Fellow Shareholder,

Thank you for your continued investment with RS Investments. We sincerely appreciate your choice of RS Investments as your trusted investment partner. As stewards of your capital, our goal of maintaining your confidence remains at the forefront of every decision we make.

Over the last 24 years — through all the economic ups and downs — RS Investments has remained committed to your long-term success and focused on deep fundamental research as the means to help you get there. We apply a long-term view to every investment we make — whether it’s in a company in one of our mutual funds or in our people who work on your behalf.

Benefit from Our Strengths

Over the last three years, in particular, the financial markets have experienced periods of extreme volatility, the likes of which have not been seen in 70 years. Through this challenging time, our shareholders have benefited from the financial strength of our firm, which has allowed us to continue to reinvest in our most important resource, our people, and from our constant focus on aligning our interests with yours. Our history of results and continued investment in our core strengths serve as evidence that RS Investments is in a better position to meet our investors’ needs than at any other time in our long history.

As we have grown our business over the years, we have worked hard to align our own goals with yours. As evidence of this, directors, employees and portfolio managers at RS Investments have invested $50 million in the investment strategies we manage, right alongside our shareholders and clients. RS employees have a significant ownership stake in our business, and our majority owner, The Guardian Life Insurance Company of America, a well-respected 150-year-old mutual insurance company, provides further stability and strategic long-term resources. We are all in this, together with you, for the long term.

Over the last several years, virtually every functional area of our firm has benefited from investments in people, technology, and training. Even last year, during a time when many other firms were unable or unwilling to hire, we further strengthened our research capabilities by hiring experienced professionals. Each of our new investment team members brings high quality of character and depth of experience, adding meaningfully to our already strong bench of investment talent.

“Best of the Decade” Honors

Recently, The Wall Street Journal1 recognized RS Partners Fund as one of the “Best Funds of the Decade.” This recognition is particularly rewarding as it comes on the heels of one of the most challenging decades for investing in the history of modern capital markets. We credit the Fund’s results to a durable and consistently applied investment philosophy, one that is predicated on diligent research, improving returns on invested capital, and downside risk awareness. The same investment approach — requiring patience and a long-term view — is applied across the entire suite of RS Value funds.

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CEO’S LETTER

We invite you to review the long-term performance of our entire fund family — including growth, fixed income and international equity funds — in greater detail on our website and in the pages that follow.

New Wealth Planning Solutions from RS

In December, we introduced three new fixed income funds: RS Strategic Income Fund, RS Floating Rate Fund, and RS High Yield Municipal Bond Fund. These funds, supported by an experienced fixed income team, join an already broad stable of investment options that address a wide range of investor needs. Whether to address inflation, participate in the global growth of emerging and developed economies, generate retirement income, protect against a declining dollar or rising taxes, or to benefit from good old-fashioned long-term capital appreciation, the RS fund family offers a potential solution.

We have also enhanced the value we provide to you by implementing and/or enhancing expense caps on RS Value Fund, RS Investors Fund, RS Small Cap Growth Fund, and RS Select Growth Fund (Class A shares). These expense caps place each of these funds’ fees for Class A shares within the least expensive one-third of their peers2, providing a unique combination of strong value and premium investment management.

Looking Ahead

Today, our firm is well positioned for you:

1.	We are financially stable — our shareholders can rely on us to be here when they need us most.

2.	We have the ability to attract and retain exceptional people — our people are focused on your long-term success.

3.	We follow our durable investment approaches consistently across a wide variety of market environments.

4.	We are committed to your long-term success — our interests are aligned with yours through ownership in our funds and in our business.

The term “trusted advisor” has never meant more than it does today. As a large segment of the financial services industry continues to reel from the challenges of the last several years, we have never wavered from our primary mission: do right by shareholders every day and deliver long-term results. We believe RS Investments is stronger than ever and well positioned to be your trusted advisor today and tomorrow.

We thank you again for the trust and confidence you’ve placed in RS Investments and look forward to our continued partnership.

Sincerely,

Terry R. Otton

CEO, RS Investments

1	The Wall Street Journal, “Best Stock Fund of the Decade,” December 31, 2009. Rankings were provided to the Wall Street Journal by Morningstar and include all diversified equity funds (excluding sector funds and leveraged funds). Rankings are based on the fund’s total returns for the ten-year period ending December 29, 2009.
2	Source: Lipper Analytical Services

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will change.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% (2.25% for RS Low Duration Bond Fund). Please read the Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B share performance quoted “with sales charge” reflects the maximum contingent deferred sales charge of 3.00%. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1%. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS INVESTMENT QUALITY BOND FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS Investment Quality Bond Fund Commentary

Highlights

•

Most areas of the fixed income market showed substantial improvement in 2009 as investors recovered their appetites for risk, while the Federal Reserve Board (the “Fed”), the U.S. Treasury Department (the “Treasury”), and the Federal Deposit Insurance Corporation (the “FDIC”) took steps to restore liquidity and stabilize financial markets.

•

RS Investment Quality Bond Fund delivered a positive return for the period, while also outperforming its benchmark index. This outperformance reflected our overweighting in spread products such as corporate bonds and commercial mortgage-backed securities (“CMBS”), which outperformed the Treasury market for most of the year as yield premiums continued to tighten.

Market Overview

Financial markets continued to decline in early 2009, amid heightened fears of a global economic downturn and sharp cutbacks in consumer and corporate spending. The Fed, Treasury, and FDIC responded to deepening economic concerns with a number of initiatives designed to stabilize the financial system and encourage the flow of credit. These included the Fed’s purchase of up to $1.25 trillion in mortgage-backed securities (“MBS”). As investors began to anticipate improved economic conditions later in the year, they recovered their appetites for risk, moving from the safety of the Treasury market into equities and other areas of the fixed income market. This pursuit of higher returns persisted through year-end, despite uneven signs of economic improvement. Recognizing the apparent fragility of the economic recovery, the Fed kept the target federal funds rate unchanged in the 0.00% to 0.25% range.

As investors sought out riskier assets through most of the period, the Treasury sector (as measured by the Barclays Capital Treasury Bond Index1) posted the only negative return, -3.57%, among all the various fixed income sectors. The yield on the two-year Treasury note started the year at 0.76%, but moved to 1.14% by December 31, 2009. The 10-year Treasury bond yield rose from 2.25% to 3.84% by year-end. Meanwhile, other areas of the fixed-income market generated positive results as spreads narrowed.

Fund Performance Overview

RS Investment Quality Bond Fund (Class A shares) returned 10.50% for the twelve-month period ended December 31, 2009. The Fund well outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index2, which returned 5.93% for the year. The Fund’s performance is compared with a 12.89% average return for the Lipper3 Intermediate Investment Grade Debt Funds peer group. (The peer group consisted of 549 mutual funds that invest primarily in investment grade debt issues with average maturities of five to ten years.)

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RS INVESTMENT QUALITY BOND FUND

Portfolio Review

While the Fund’s overall risk profile remained moderate through the year, we did take advantage of new corporate issuance early in the period to add exposure to what we considered to be attractively valued, high quality corporate bonds, which gained favor with more risk-tolerant investors starting in the second quarter. As a result, the Fund moved from a neutral weighting in corporate bonds to a relative overweight (32.8% of the Fund’s assets) by year-end — a change that benefited relative performance. In particular, the Fund’s was overweight in the banking and utility sectors. We believe the Fund’s overweighting in the corporate bond market will benefit from stable-to-improving economic conditions, rising demand trends, and on-going corporate efforts toward cost-cutting and debt reduction.

We also added to the Fund’s overweighting in commercial mortgage-backed securities (“CMBS”), where we felt relative spreads were compelling, due to liquidity support by the Treasury and the return of traditional buyers. We would note that the worsening performance in the commercial real estate market has driven us to limit our CMBS exposure to AAA rated bonds4. The Fund’s investment in asset-backed securities (“ABS”) was more limited, and was concentrated in the auto and equipment sectors.

During the year, the Fund decreased its holdings in mortgage-backed securities (“MBS”) to 21.5%, after coming into 2009 with a position of 27.8% of the Fund’s assets. As a result of this reallocation, the Fund missed out on some of the outperformance in MBS, but that underperformance was offset by our increased allocations to corporate bonds, ABS and CMBS, all of which outperformed MBS by very wide margins.

Outlook

While we remain relatively optimistic on prospects for a continued economic recovery, we caution that there are still major headwinds facing the consumer, including high unemployment, a weak housing market, and relatively limited credit availability. Given the risk/reward profiles we are seeing in the market at this time, we believe that the non-Treasury segments of the fixed income market should continue to provide value. Furthermore, we believe that these securities remain, in most cases, attractively valued from an historical perspective.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2009.

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RS INVESTMENT QUALITY BOND FUND

Characteristics

Total Net Assets: $156,936,425

Sector Allocation

Bond Quality Allocation[5]

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RS INVESTMENT QUALITY BOND FUND

Top Ten Holdings[6]

Holding	Coupon	Maturity Date	% of Total Net Assets
FNMA Mortgage Pass-Through	5.000%	12/1/2039	5.62%
FNMA Mortgage Pass-Through	6.000%	10/1/2038	5.08%
FNMA Mortgage Pass-Through	5.500%	10/1/2038	4.20%
U.S. Treasury Bonds	4.500%	8/15/2039	2.85%
FNMA Mortgage Pass-Through	4.500%	4/1/2039	2.81%
FHLMC CMO	5.500%	9/15/2035	1.53%
FHLMC Mortgage Pass-Through	5.500%	12/1/2035	1.33%
Crown Castle Towers LLC	4.643%	6/15/2035	1.28%
U.S. Treasury Notes	3.375%	11/15/2019	1.15%
GE Capital Credit Card Master Note Trust	2.540%	9/15/2014	1.08%
Total			26.93%

1	The Barclays Capital U.S. Treasury Bond Index is generally considered to be representative of U.S. Treasury Bond market activity. The Barclays U.S. Treasury Bond Index is an unmanaged index that is not available for direct investment and there are no expenses associated with the index while there are expenses associated with the Fund.
2	The Barclay’s Capital Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclay’s Capital U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment and there are no expenses associated with the index while there are expenses associated with the Fund.
3	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
4	Rating agencies’ independent ratings of individual securities are aggregated by Barclays and market weights are reported using Standard & Poor’s letter rating conventions. Average Rating calculation does not reflect unrated and short-term holdings.
5	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
6	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS INVESTMENT QUALITY BOND FUND

Performance Update

Average Annual Total Returns

	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93) without sales charge	10.50%	5.20%	4.34%	5.77%	5.44%
with maximum sales charge	6.40%	3.86%	3.55%	5.37%	5.21%
Class B Shares (8/7/00) without sales charge	9.79%	4.45%	3.59%	—	4.95%
with sales charge	6.79%	3.83%	3.41%	—	4.95%
Class C Shares (8/7/00) without sales charge	9.68%	4.45%	3.59%	—	4.84%
with sales charge	8.68%	4.45%	3.59%	—	4.84%
Class K Shares (5/15/01) without sales charge	10.05%	4.78%	3.93%	—	4.80%
Class Y Shares** (5/12/09) without sales charge	—	—	—	—	7.32%
Barclays Capital U.S. Aggregate Bond Index[2]	5.93%	6.04%	4.97%	6.33%	6.26%	*

*	Since Class A shares inception.
**	RS Investment Quality Bond Fund Class Y shares since inception return is not annualized and represents cumulative total return.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Investment Quality Bond Fund and in the Barclays Capital U.S. Aggregate Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made upon the inception of Class B shares (8/7/00), Class C shares (8/7/00), and Class K shares (5/15/01) would have the following values as of December 31, 2009: $15,756 (Class B), $15,592 (Class C), and $14,982 (Class K). While Class B, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. A hypothetical $1,000,000 investment made upon the inception of Class Y shares (5/12/09) would have the following value as of December 31, 2009: $1,073,183.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Investment Quality Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS LOW DURATION BOND FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS Low Duration Bond Fund Commentary

Highlights

•

As investors gained confidence in prospects for economic recovery by year-end, they moved beyond the safety of the Treasury market to seek higher returns in other areas of the fixed income market. As a result, Treasury securities underperformed corporate bonds and other spread instruments of similar maturities.

•

RS Low Duration Bond Fund delivered positive returns relative to its benchmark, the Barclays Capital U.S. Government 1-3 Year Bond Index[1], due in part to solid performance by the Fund’s corporate bond holdings. The Fund remained well overweight in the corporate bond sector relative to its benchmark index.

•

The Fund continued to hold a little less than one-tenth of its assets in short-term Treasury securities, which represents about one-tenth of the benchmark’s weighting. This positioning worked in our favor in 2009 as the Treasury market underperformed.

Market Overview

Financial markets continued to decline in early 2009, amid heightened fears of a global economic downturn and sharp cutbacks in consumer and corporate spending. The Federal Reserve Board (the “Fed”), the U.S. Treasury Department (the “Treasury”), and the Federal Deposit Insurance Corporation (“FDIC”) responded to deepening economic concerns with a number of initiatives designed to stabilize the financial system and encourage the flow of credit. These included the Fed’s purchase of up to $1.25 trillion in mortgage-backed securities (“MBS”). As investors began to anticipate improved economic conditions later in the year, they recovered their appetites for risk, moving from the safety of the Treasury market into equities and other areas of the fixed income market. This pursuit of higher returns persisted through year-end, despite uneven signs of economic improvement. Recognizing the apparent fragility of the economic recovery, the Fed kept the target federal funds rate unchanged in the 0.00% to 0.25% range.

As investors sought out riskier assets through most of the period, the Treasury sector (as measured by the Barclays Capital U.S. Treasury Bond Index2) posted the only negative return, -3.57%, among all the various fixed income sectors. The yield on the two-year Treasury note started the year at 0.76%, but moved to 1.14% by December 31, 2009. The 10-year Treasury bond yield rose from 2.25% to 3.84% by year-end. Meanwhile, other areas of the fixed-income market generated positive results as spreads narrowed.

Portfolio Review

RS Low Duration Bond Fund (Class A Shares) returned 5.89% for the twelve-month period ended December 31, 2009. The Fund’s benchmark, the Barclays Capital U.S. Government 1-3 Year Bond Index, returned 1.41% for the year. The Fund’s

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RS LOW DURATION BOND FUND

performance compared with a 9.61% average return for the Lipper3 Short Investment Grade Debt Funds peer group. (The peer group consisted of 246 mutual funds that invest primarily in short-term investment-grade debt with average maturities of one to three years.)

The Fund’s performance relative to its benchmark index was aided by the steps we took early in the year to add to our corporate bond exposure. The Fund’s weighting in corporate credits moved from 18.2% at the start of 2009 to 41.1% by year-end. Our decision to overweight corporate bonds, especially in the financial and utility sectors, as well as from the real estate investment trust (REIT) sub-sector, had a positive impact on performance. We believe the corporate credit market will continue to benefit from stable-to-improving economic conditions, rising demand trends, and on-going corporate efforts toward cost-cutting and debt reduction.

The Fund’s overweight positions in asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) were also positive contributors to relative performance for the year. Throughout the period, we increased the Fund’s CMBS exposure, which nearly tripled to 23.6% by year-end, as we focused on safer, shorter maturity issues backed by seasoned loans. The Fund’s investment in ABS was more limited, and was concentrated in the auto and equipment sectors. We remain comfortable with our overweight exposure to corporate bonds and CMBS, since these sectors are still attractively valued on a historical basis. Nonetheless, we note that worsening performance in the commercial real estate market has led us to limit our CMBS investments to AAA rated bonds4.

Outlook

While we remain relatively optimistic on prospects for a continued economic recovery, we caution that there are still headwinds facing the consumer, including high unemployment. In this environment, we remain committed to our disciplined investment strategy. Given the risk/reward profiles we are seeing in the market at this time, we intend to maintain the Fund’s underweighting in the Treasury market, while we look instead to spread products that might offer near-term return potential. In particular, we expect to maintain our overweight positions in the corporate bond sector, as well as in ABS and CMBS.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2009.

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RS LOW DURATION BOND FUND

Characteristics

Total Net Assets: $218,984,683

Sector Allocation

Bond Quality Allocation[5]

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RS LOW DURATION BOND FUND

Top Ten Holdings[6]

Holding	Coupon	Maturity Date	% of Total Net Assets
Federal Farm Credit Bank	1.875%	12/7/2012	3.42%
U.S. Treasury Notes	1.125%	12/15/2012	3.18%
U.S. Treasury Notes	1.000%	12/31/2011	3.16%
First Union National Bank Commercial Mortgage Trust	6.223%	12/12/2033	1.15%
Bank of America Auto Trust	3.030%	10/15/2016	1.05%
GE Equipment Midticket LLC	2.340%	6/17/2013	1.03%
GE Capital Credit Card Master Note Trust	2.540%	9/15/2014	1.03%
Crown Castle Towers LLC	4.643%	6/15/2035	1.02%
Asset Securitization Corp.	7.951%	10/13/2026	0.99%
Bear Stearns Commercial Mortgage Securities	5.186%	5/11/2039	0.98%
Total			17.01%

1	The Barclays Capital U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. Government bonds with maturities between one and three years. The Barclays Capital U.S. Government 1-3 Year Bond Index is an unmanaged Index that is not available for direct investment and there are no expenses associated with the index while there are expenses associated with the Fund.
2	The Barclays Capital U.S. Treasury Bond Index is generally considered to be representative of U.S. Treasury Bond market activity. The Barclays U.S. Treasury Bond Index is an unmanaged index that is not available for direct investment and there are no expenses associated with the index while there are expenses associated with the Fund.
3	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
4	Rating agencies’ independent ratings of individual securities are aggregated by Barclays and market weights are reported using Standard & Poor’s letter rating conventions. Average Rating calculation does not reflect unrated and short-term holdings.
5	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
6	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS LOW DURATION BOND FUND

Performance Update

Average Annual Total Returns

	1 Year	3 Year	5 Year	Since Inception
Class A Shares (7/30/03)
without sales charge	5.89%	4.84%	3.99%	3.47%
with maximum sales charge	3.48%	4.03%	3.52%	3.10%
Class B Shares (7/30/03)
without sales charge	4.99%	4.02%	3.19%	2.68%
with maximum sales charge	1.99%	3.40%	3.02%	2.68%
Class C Shares (7/30/03)
without sales charge	5.10%	4.06%	3.22%	2.70%
with maximum sales charge	4.10%	4.06%	3.22%	2.70%
Class K Shares (7/30/03)
without sales charge	5.47%	4.42%	3.58%	3.06%
Class Y Shares** (5/12/09)
without sales charge	—	—	—	3.91%
Barclays Capital U.S. Government 1-3 Year Bond Index[1]	1.41%	5.03%	4.18%	3.56%	*

*	Since Class A shares inception.
**	RS Low Duration Bond Fund Class Y shares since inception return is not annualized and represents cumulative total return.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 7/30/03 in Class A shares of RS Low Duration Bond Fund and in the Barclays Capital U.S. Government 1-3 Year Bond Index. The starting point of $9,775 for Class A shares reflects the current maximum sales charge of 2.25%. Hypothetical $10,000 investments made upon the inception of Class B shares (7/30/03), Class C shares (7/30/03), and Class K shares (7/30/03) would have the following values as of December 31, 2009: $11,851 (Class B), $11,864 (Class C), and $12,133 (Class K). While Class B, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. A hypothetical $1,000,000 investment made upon the inception of Class Y shares (5/12/09) would have the following value as of December 31, 2009: $1,039,130.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS HIGH YIELD BOND FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS High Yield Bond Fund Commentary

Highlights

•

The high yield market delivered its best annual performance on record in 2009, as measured by the Barclays Capital U.S. Corporate High-Yield Bond Index[1], as investors regained their appetites for risk and pursued historically wide yield spreads.

•

While RS High Yield Bond Fund delivered a positive return for the period, it underperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index. In particular, the Fund’s focus on relatively better quality issuers hindered performance as high yield investors in 2009 generally favored lower-quality high yield bonds offering wider spreads.

•	The strong performance of the high yield market in 2009 occurred despite a spike in defaults and distressed exchanges to over 16% by year-end.

Market Overview

Starting early in 2009, the high yield market bounced back from the extremely weak performance of 2008 as investors began, in our view, to anticipate improving economic conditions later in the year. We believe that other factors supporting the resurgence in the high yield market included record fund inflows, robust new issuance, potential for moderating defaults, significant moderation in refinancing risk and historically low short-term treasury rates. As investors recovered their appetites for risk, they sought higher return potential from lower rated issues2 offering historically attractive yields. CC-D rated bonds returned 136.34% for the year, while CCC rated bonds returned 90.65%. BB rated bonds and B rated bonds returned 46.09% and 44.73%, respectively, showing tremendous performance on an absolute basis, but underperforming lower rated bonds by a substantial margin. The outperformance of the high yield market is remarkable in a year that saw an increase in the default rate, including restructurings, which rose to over 16% from 5.5% as we entered 2009.

Fund Performance Overview

RS High Yield Bond Fund (Class A Shares) returned 38.92% for the twelve-month period ended December 31, 2009, but underperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index, which returned 58.21% for the period.

Portfolio Review

The Fund’s relative performance in 2009 was dampened by its focus on better quality B rated credits and BB rated credits, as well as by its relative underweighting in lower-rated investments. The Fund ended the year with a 18.0% weighting in holdings CCC-rated or lower, significantly below the index weighting of 28.0%. Unfortunately, these

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RS HIGH YIELD BOND FUND

lower quality credits were among the market’s best performers in 2009. Nonetheless, we continued to maintain a bias to higher rated bonds within the high yield market, as we believe that the risk/reward relationship is more attractive in those securities.

The fund’s underweight exposure to the financials sector also dampened relative performance for the year as yield-seeking investors returned to the sector to take advantage of highly distressed prices. Furthermore, government bailouts of companies such as RBS and GMAC/Rescap led to significant rallies in their debt that we did not anticipate. Nonetheless, we continue to believe that the financials sector remains highly risky, given the operational and asset problems that confront many of these companies. For this reason, we stand by our positioning despite its impact on relative performance for the year.

While we continued to approach lower rated credits with caution, we have looked for opportunities to add exposure to a limited number of lower quality issues that we believe are mispriced relative to underlying fundamentals. Early in the year, this process led us to several energy credits, including Chaparral Energy, Quicksilver Energy, and Sandridge Energy — which we believed were trading at market prices below their intrinsic value. As the credit market recovered, these credits — which were trading at distressed levels — rallied disproportionately, benefiting the Fund’s relative performance. We also benefited from our overweight in oil companies, which we continue to prefer in favor of natural gas. We believe security selection will become increasingly important as we head into 2010 and will continue to take advantage of value opportunities in the sector while preparing for any potential pull-back in the market.

Outlook

We believe we will see steadily improving corporate liquidity in 2010 and that robust capital markets activity may meaningfully lower the default rate over the next two years. We believe 2010 will see a transition to more investment discretion, where individual security selection will be the key in an economic environment that continues to contend with high unemployment, and problems in the housing and commercial real estate sectors. We expect to hold an overweight position in the food and beverage, media non-cable, technology and independent energy sectors, and will selectively invest in the refining, retail, industrial, airline and financial sectors. We remain committed to our disciplined, research-driven investment approach, and we will continue to closely monitor both individual credits and evolving economic trends. We appreciate your continued confidence.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall

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RS HIGH YIELD BOND FUND

when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2009.

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RS HIGH YIELD BOND FUND

Characteristics

Total Net Assets: $112,164,474

Bond Quality Allocation[3]

Top Ten Holdings[4]

Holding	Coupon	Maturity Date	% of Total Net Assets
Ford Motor Credit Co. LLC	7.250%	10/25/2011	2.30%
CIT Group Funding Co. of Delaware LLC	10.250%	5/1/2013	1.58%
SunGard Data Systems, Inc.	10.625%	5/15/2015	1.19%
J.C. Penney Corp., Inc.	7.650%	8/15/2016	1.09%
Alliance HealthCare Services, Inc.	8.000%	12/1/2016	1.04%
Block Communications, Inc.	8.250%	12/15/2015	0.97%
OPTI Canada, Inc.	8.250%	12/15/2014	0.97%
Graphic Packaging International, Inc.	9.500%	8/15/2013	0.94%
HCA, Inc.	9.125%	11/15/2014	0.87%
RailAmerica, Inc.	9.250%	7/1/2017	0.85%
Total			11.80%

1	The Barclays Capital U.S. Corporate High-Yield Bond Index is generally considered to be representative of the investable universe of the US-dominated high-yield debt market. The Barclay’s Capital U.S. Corporate High-Yield Bond Index is not available for direct investment and there are no expenses associated with it, while there are expenses associated with the Fund.
2	Rating agencies’ independent ratings of individual securities are aggregated by Barclays and market weights are reported using Standard & Poor’s letter rating conventions. Average Rating calculation does not reflect unrated and short-term holdings.
3	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS HIGH YIELD BOND FUND

Performance Update

Average Annual Total Returns

	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (9/1/98) without sales charge	38.92%	3.89%	4.81%	4.88%	5.10%
with maximum sales charge	33.73%	2.59%	4.00%	4.48%	4.75%
Class B Shares (9/1/98) without sales charge	37.67%	3.11%	4.02%	4.22%	4.46%
with sales charge	34.67%	2.55%	3.87%	4.22%	4.46%
Class C Shares (8/7/00) without sales charge	37.69%	3.12%	4.03%	—	4.46%
with sales charge	36.69%	3.12%	4.03%	—	4.46%
Class K Shares(5/15/01) without sales charge	38.36%	3.48%	4.40%	—	5.68%
Class Y Shares** (5/12/09) without sales charge	—	—	—	—	20.76%
Barclays Capital U.S. Corporate High-Yield Bond Index[1]	58.21%	5.98%	6.46%	6.72%	6.39%	*

*	Since Class A shares inception.
**	RS High Yield Bond Fund Class Y shares since inception return is not annualized and represents cumulative total return.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS High Yield Bond Fund and in the Barclays Capital U.S. Corporate High-Yield Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made 10 years ago in Class B shares, and upon the inception of Class C shares (8/7/00), and Class K shares (5/15/01) would have the following values as of December 31, 2009: $15,127 (Class B), $15,067 (Class C), and $16,112 (Class K). While Class B, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. A hypothetical $1,000,000 investment made upon the inception of Class Y shares (5/12/09) would have the following value as of December 31, 2009: $1,207,613.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian High Yield Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS TAX-EXEMPT FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS Tax-Exempt Fund Commentary

Highlights

•	Credit spreads tightened across most areas of the tax-exempt market in 2009, as investors’ renewed appetites for risk benefited issues with longer maturities and lower credit quality.

•	While RS Tax-Exempt Fund delivered a positive return for the year, it underperformed its benchmark, the Barclays Capital Municipal Bond Index[1].

Market Overview

Financial markets continued to decline in early 2009, amid heightened fears of a global economic downturn and sharp cutbacks in consumer and corporate spending. The Federal Reserve Board (the “Fed”), the U.S. Treasury Department, and the Federal Deposit Insurance Corporation (FDIC) responded to deepening economic concerns with a number of initiatives designed to stabilize the financial system and encourage the flow of credit. These measures helped to boost investor confidence in the second quarter, triggering a resurgence in the credit and equity markets that, in our view, favored lower-quality, lower-priced investments.

Performance by the tax-exempt bond market during 2009 was heavily influenced by the Build America Bonds (“BABs”) program, part of the federal stimulus package, which allowed issuers to receive a 35% interest payment subsidy from the federal government on taxable municipal bonds sold through 2010. We believe this program cut sharply into the supply of newly issued, traditional tax-exempt bonds. At the same time, a flood of new investor capital flowed into the market, fueling a strong rally even as tax-exempt yields fell sharply.

Portfolio Review

RS Tax-Exempt Fund (Class A shares) returned 11.52% for the twelve-month period ended December 31, 2009. The Fund’s benchmark, the Barclays Capital Municipal Bond Index returned 12.91% for the year.

The Fund’s Lipper2 peer group (the Lipper General Municipal Debt Funds) had a 16.85% average return for the year. (The peer group consisted of 248 mutual funds that invest primarily in municipal debt issues in the top four credit ratings.)

We believe the Fund’s underperformance reflected our focus on higher-quality tax-exempt issues, which did not keep pace with a market rally led by more-speculative, lower-quality investments. We would also note that the Fund has a different profile than the index. At any one time, the index has approximately 45,800 issues, whereas the Fund generally has exposure to about 110 to 130 issues, some of which may not be in the index.

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RS TAX-EXEMPT FUND

We would also emphasize that RS Tax-Exempt Fund did not use derivatives. We looked for bonds with strong underlying credit fundamentals. As of year-end, the Fund held 63.0% of its assets in AAA or AA-rated bonds, 14.7% in A-rated bonds and 14.8% in BBB rated bonds. The Fund did not hold any unrated bonds, and held 7.5% of its assets in short-term, high-quality cash equivalents.

We continued to avoid large concentrations in any single issuer, insurer, industry, sector, or state. We have purchased some lower rated bonds3 that we feel are undervalued and offer solid upside potential. While our limited exposure to a few BBB rated issues did aid our relative performance in 2009, the overall portfolio maintained an AA rating.

As of December 31, 2009, the Fund’s 30-day SEC yield4 was 3.13%. Without the Fund’s fee limitation5, the Fund’s 30-day SEC yield was 3.03%.

Outlook

The taxable BAB program is scheduled to remain in effect through 2010. As we have noted, we expect this program to continue to dampen tax-exempt issuance in an environment of increasing investor demand. As a result, we expect that performance by the tax-exempt market will reflect supply and demand considerations, more than credit quality, which we believe has declined during the recession. While these conditions have created some uncertainty, we also believe that they offer opportunities for disciplined and careful investors.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2009.

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RS TAX-EXEMPT FUND

Characteristics

Total Net Assets: $227,715,591

Sector Allocation

Revenue Breakdown	% of Total Net Assets	% Index
Education	14.4%	7.0%
Hospital / Nursing Home / Health Care	7.1%	8.0%
Housing	2.0%	2.1%
Industrial Revenue	5.0%	4.7%
Leasing	6.2%	6.4%
Power	3.1%	7.0%
Resource Recovery	0.0%	0.3%
Special Tax	6.7%	9.2%
Transportation	12.6%	16.3%
Water and Sewer	12.6%	8.5%
Revenue Total	69.7%	69.5%
AAA Insured Bonds	6.2%	11.5%
Prerefunded	1.5%	10.6%
Total Insured Bonds	10.4%	42.6%

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RS TAX-EXEMPT FUND

Bond Quality Allocation[6]

Top Ten Holdings[7]

Holding	Coupon	Maturity Date	% of Total Net Assets
Gwinnett Cnty. GA Sch. Dist. G.O.	5.000%	2/1/2036	2.14%
North Tex. Twy. Auth. Dallas North Twy. Sys. Rev. Ser. C	6.000%	1/1/2025	2.01%
Colorado Health Facs. Auth. Rev.	5.250%	11/15/2035	1.61%
Puerto Rico Comwlth. Govt. Dev. Bk.	5.000%	12/1/2014	1.60%
Atlanta GA Wtr. & Wastewtr. Rev. Ser. A	6.000%	11/1/2029	1.38%
California St. Var. Purp. G.O.	6.000%	11/1/2035	1.35%
Puerto Rico Pub. Bldgs. Auth. Rev. Gtd.	5.250%	7/1/2013	1.22%
Massachusetts St. G.O.	5.500%	10/1/2020	1.04%
New York St. Dorm. Auth. Revs. Non St. Supp. Debt	5.000%	7/1/2029	0.95%
California St. Var. Purp. G.O.	6.500%	4/1/2033	0.95%
Total			14.25%

1	The Barclays Capital Municipal Bond Index is considered to be generally representative of investment-grade municipal issues having remaining maturities greater than 1 year and a national scope. The Barclays Capital Municipal Bond Index is an unmanaged index that is not available for direct investment and there are no expenses associated with the index while there are expenses associated with the Fund.
2	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
3	Rating agencies’ independent ratings of individual securities are aggregated by Barclays and market weights are reported using Standard & Poor’s letter rating conventions. Average Rating calculation does not reflect unrated and short-term holdings.
4	SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (SEC) that allows for fairer comparisons of bond funds. It is based on the most recent 30-Day period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the fund’s expenses. This is also referred to as the “standardized yield.”
5	An expense limitation has been imposed pursuant to a written agreement between the Fund’s investment adviser, RS Investments, and the Fund in effect through April 30, 2010 to limit the Fund’s total annual fund operating expenses.
6	Source: Moody’s, Standard and Poor’s, Fitch Investor Service.
7

Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets

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RS TAX-EXEMPT FUND

may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated. Also, certain securities that the Fund’s managers consider “short-term” investments have been excluded from this presentation.

Performance Update

Average Annual Total Returns

	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	11.52%	4.12%	4.28%	5.80%	5.01%
with maximum sales charge	7.33%	2.81%	3.48%	5.39%	4.77%
Class C Shares (8/7/00)
without sales charge	10.69%	3.31%	3.49%	—	4.65%
with sales charge	9.69%	3.31%	3.49%	—	4.65%
Class Y Shares** (5/12/09)
without sales charge	—	—	—	—	4.95%
Barclays Capital Municipal Bond Index[1]	12.91%	4.41%	4.32%	5.75%	5.68%	*

*	Since Class A shares inception.
**	RS Tax-Exempt Fund Class Y shares since inception return is not annualized and represents cumulative total return.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Tax-Exempt Fund and in the Barclays Capital Municipal Bond Index. The starting point of $9,625 for Class A shares reflects the maximum sales charge of 3.75%. A hypothetical $10,000 investment made upon the inception of Class C shares (8/7/00) would have the following value as of December 31, 2009: $15,328. While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. A hypothetical $1,000,000 investment made upon the inception of Class Y shares (5/12/09) would have the following value as of December 31, 2009: $1,049,448.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Tax-Exempt Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS HIGH YIELD MUNICIPAL BOND FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS High Yield Municipal Bond Fund Commentary

Highlights

•	RS High Yield Municipal Bond Fund commenced operations on November 24, 2009 and began offering its shares publicly on December 31, 2009.

Market Overview

Higher yield fixed income securities rebounded strongly in 2009 from weakness in late 2008, as investors recovered their appetites for risk against a backdrop of improving economic news and ongoing efforts by the Federal Reserve Board (the “Fed”) to ensure the liquidity of the capital markets. This resurgence in the high yield market favored, in our view, lower-quality, lower-priced investments. Tax-exempt bonds also performed well in 2009, even though their returns trailed the strong gains in the high yield market. Performance by the tax-exempt bond market for the year was also heavily influenced by the Build America Bonds (BABs) program, part of the federal stimulus package, which allowed issuers to receive federal interest payment subsidies on taxable municipal bonds sold through 2010. This program cut sharply into the supply of newly issued, traditional tax-exempt bonds, causing spreads to tighten across the tax-exempt market. The tightening was particularly pronounced when comparing the spreads between the Barclays High Yield Municipal Index1 and the Barclays Capital Municipal Bond Index2. As of December 31, 2009, this spread was 376 basis points (bps), down from a high of 636 bps. Nonetheless, when compared with the historical average of 260 bps, we believe this differential still leaves room for additional spread contraction going forward.

Portfolio Review

RS High Yield Municipal Bond Fund seeks high current income exempt from federal income taxes, with a secondary objective of capital appreciation. The Fund invests in a select mix of lower quality, higher yielding municipal bonds. Although the Barclays High Yield Municipal Index is heavily weighted in health care issues such as hospitals, nursing homes and continuing care retirement community bonds, the Fund is underweighted in this sector. As of December 31, 2009, 21.9% of the Fund’s assets were invested in A-rated bonds, 65.7% in BBB-rated bonds, and 9.8% in non-rated bonds.

While economic and market assessments help guide decisions on portfolio structure and sector allocations, bottom-up credit analysis remains integral to identify promising issues that we believe offer the greatest long-term potential. In pursuing the Fund’s goal, we combine disciplined qualitative and quantitative evaluations as we continually assess changing market conditions, valuations, and opportunities.

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RS HIGH YIELD MUNICIPAL BOND FUND

Outlook

Historically, municipal bonds have offered lower volatility relative to taxable fixed income and equity investments. In our view, high yield municipal bonds are trading at attractive spreads relative to both investment grade municipals and the Treasury market, and could provide further opportunities for spread tightening going forward. Furthermore, we believe higher deficits could lead to increased taxes going forward, making tax-exempt investments even more attractive to a wide range of investors.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2009.

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RS HIGH YIELD MUNICIPAL BOND FUND

Characteristics

Total Net Assets: $35,390,430

Sector Allocation

Bond Quality Allocation[3]

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RS HIGH YIELD MUNICIPAL BOND FUND

Top Ten Holdings[4]

Holding	Coupon	Maturity Date	% of Total Net Assets
California St. Pub. Wrks. Brd. Lease Rev.	6.625%	11/1/2034	5.88%
California St. Var. Purp. G.O.	6.000%	4/1/2038	5.36%
Tobacco Settlement Auth. WA Tobacco Settlement Rev.	6.625%	6/1/2032	4.88%
Brevard Cnty. FLA Health Facs. Auth. Health Care Facs. Rev.	7.000%	4/1/2039	4.65%
Tex. Private Activity Bd. Surface Transn. Corp.	7.500%	12/31/2031	4.53%
Puerto Rico Comwlth. G.O.	6.500%	7/1/2037	4.45%
Highlands Cnty. FLA Health Facs. Auth. Rev.	6.000%	11/15/2037	4.37%
Dauphin Cnty. PA Gen. Auth. Health Sys. Rev.	6.000%	6/1/2036	4.34%
Wisconsin St. Health & Edl. Facs. Auth. Rev.	6.400%	4/15/2033	4.31%
California St. Pub. Wrks. Brd. Lease Rev.	6.125%	11/1/2029	4.28%
Total			47.05%

1	The Barclays High Yield Municipal Index is an unmanaged index represented by the Non-Investment-Grade Municipal Bond Index and composed of non-rated municipal bonds or municipal bonds rated Ba1 or below. There are also par value, transaction size, and maturity criteria for the index. The Barclays U.S. High-Yield Index covers the universe of fixed-rate, non-investment-grade debt. All bonds must be corporate, USD denominated and non-convertible. Securities must be rated speculative grade: Ba1/BB+/BB+ or lower. A small number of unrated bonds are included in the index; to be eligible they must have previously held a speculative rating or have been associated with a high-yield issuer, and must trade accordingly.
2	The Barclays Capital Municipal Bond Index is an unmanaged index considered to be generally representative of investment-grade municipal issues having remaining maturities greater than 1 year and a national scope. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers. The Lipper High Yield Municipal Debt Fund Objective Average is the average of all the funds in the group in existence in the Lipper database for all periods, and does not reflect the deduction in sales charges.
3	Source: Moody’s, Standard and Poor’s, Fitch Investor Service.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS FLOATING RATE FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS Floating Rate Fund Commentary

Highlights

•

RS Floating Rate Fund seeks to provide investors with high current income. It seeks to achieve its objective with relatively low risk to capital by investing in floating rate loans and other floating rate investments that adjust to changes in interest rates.

•	RS Floating Rate Fund commenced operations on December 8, 2009 and began offering its shares publicly on December 31, 2009.

•	The Fund invests in a mixture of leveraged bank loans, floating rate notes, and other fixed income investments.

Market Overview

The leveraged finance markets experienced unprecedented volatility in 2009. Early in the year, the leveraged loan market was pressured by a lack of liquidity in the market for collateralized loan obligations (CLOs), a class of structured investment products that grew to represent over half of the institutional loan market. Nonetheless, the re-emergence of liquidity later in the year, particularly in the high yield bond market, triggered a rally in both the high yield and leveraged loan markets that saw total returns for both sectors increase by 50% for 2009.

The high yield bond market saw $165 billion in new issuance in 2009, five times the issuance in the leveraged loan market. In fact, roughly half of the capital raised through new bond issues was used to refinance leveraged loans, a reversal of the dynamic in 2007, when we saw leveraged loans used as a primary financing vehicle for funding leveraged buyouts. Most of the new leveraged loan issuance for 2009 occurred in the fourth quarter.

Portfolio Review

The Fund’s floating rate investments consist primarily of leveraged bank loans and floating rate high yield bonds, each of which are typically rated below investment grade. The interest rates on the Fund’s floating rate investments generally reset every 90 days in response to changes in the three-month London Interbank Offered Rate (“LIBOR”). The Fund may also hold up to 20% of its portfolio in other fixed income securities, including U.S. and foreign government bonds, investment-grade and high yield debt of both U.S. and foreign corporations, and cash instruments. In deciding how to allocate the Fund’s assets across these various asset categories, we take into consideration the underlying credit quality of various investments and perform a detailed and proprietary analysis of market, economic, political, and other factors.

As of December 31, 2009, RS Floating Rate Fund was positioned with a 65.3% weighting in leveraged bank loans, a 14.9% weighting in floating rate notes, and a 7.9%

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weighting in high yield bonds, with an 11.9% cash position. At year-end, the Fund’s average credit rating was Ba31. This rating may change as market conditions and investment decisions evolve.

Outlook

In 2010, we expect the Federal Reserve Board (the “Fed”) to begin to unwind many of the balance sheet expansion programs it initiated to augment capital markets liquidity in 2009. We also expect the Fed to raise its target federal funds rate. While we believe the current near-zero target rate is too low for the economic environment, we anticipate that the Fed will try to wait until the second half of the year before raising it, given policymakers’ bias toward protecting against downside economic risks. Nonetheless, the Fed may act more quickly to tighten credit conditions if inflation expectations rise. In an increasing interest rate environment, we expect the price of fixed income securities to decline and the prices on floating rate securities to be relatively stable as their rates reset.

As for the leveraged loan market, we anticipate new leveraged loan issuance to gain momentum in 2010, and expect many of these loans to offer attractive covenant features, including solid financial incurrence ratios as well as LIBOR floors (typically 2%), a feature introduced in 2009 to limit how far interest rates on these instruments can decline in a low-interest rate environment. We anticipate that the bulk of these loans will be used for debt refinancing and leveraged buyouts.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2009.

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RS FLOATING RATE FUND

Characteristics

Total Net Assets: $50,228,044

Sector Allocation

Top Ten Holdings[2]

Holding	Discount/Coupon	Maturity Date	% of Total Net Assets
OPTI Canada, Inc.	9.000%	12/15/2012	2.04%
Solutia, Inc.	7.250%	2/28/2014	2.02%
Ashland Chemicals, Inc.	7.650%	5/13/2014	2.02%
Nalco Co.	6.500%	5/13/2016	2.01%
Weather Channel	7.250%	9/14/2015	2.01%
Hanesbrands, Inc.	5.250%	12/10/2015	2.00%
Pinnacle Foods Holdings Corp.	7.500%	4/2/2014	2.00%
Targa Resources, Inc.	6.000%	6/4/2017	2.00%
BE Aerospace, Inc.	5.750%	7/28/2014	2.00%
JohnsonDiversey, Inc.	5.500%	11/24/2015	1.99%
Total			20.09%

1	Rating agencies’ independent ratings of individual securities are aggregated by Barclays and market weights are reported using Standard & Poor’s letter rating conventions. Average Rating calculation does not reflect unrated and short-term holdings.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS STRATEGIC INCOME FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS Strategic Income Fund Commentary

Highlights

•

RS Strategic Income Fund seeks to provide investors with a high current income, with capital appreciation as a secondary objective, by actively investing across multiple sectors of the fixed income markets.

•	RS Strategic Income Fund commenced operations on November 24, 2009 and began offering its shares publicly on December 31, 2009.

Market Overview

We expect U.S. economic growth to be relatively modest in 2010 (after an initial boost from an end of inventory liquidations), as some areas of the economy remain pressured by the weak employment market, restricted consumer incomes, and ongoing credit constraints facing both households and businesses. The housing market also faces challenges, including high inventories of unsold homes, downward pressure on home prices, and the potential for additional foreclosures and delinquencies, given that more than a quarter of home mortgages are underwater (meaning that home values are less than mortgage balances). The commercial real estate market is also facing problems, such as higher delinquencies, lower rents, falling property values, and lack of financing alternatives.

While the impact of the economic recession and financial market upheaval was cushioned by expansionary fiscal and monetary policy measures, the unwinding of these efforts could create additional headwinds for economic growth over the next few years. Deficits could lead to higher tax rates going forward. We expect the Federal Reserve Board (the “Fed”) to begin raising rates in 2010 as it pulls back on some of its balance sheet expansion efforts, including ending its purchases of mortgage-backed securities (“MBS”). While we believe the near-zero federal funds target rate is too loose for the long term, Fed policymakers may try to delay raising the rate until the second half of 2010, given their bias toward protecting the economy from downside risks. Nonetheless, the Fed may act more quickly to tighten credit conditions if inflation expectations rise.

Portfolio Review

RS Strategic Income Fund allocates its assets across various asset classes based on our assessment of relative value and changing market conditions and opportunities. We focus on fundamental value, evaluating the fundamental merits of each bond while comparing potential returns with downside risks. As of December 31, 2009, the Fund’s highest allocations were to investment grade and high yield corporate issues, as well as to global bonds. Given our outlook that economic growth will be slow but positive, we

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RS STRATEGIC INCOME FUND

maintain larger positions in both investment-grade and BB rated1 or B rated high yield bonds based on our assessment that even slow growth will support improving fundamentals for many companies. Approximately half of the Fund’s portfolio was invested in corporate credit, with that allocation weighted more heavily toward investment grade; about 15% of the overall portfolio was invested in high yield corporate issues. Over 15% of the portfolio was invested in non-U.S. dollar-denominated debt, from countries that we believed offered better return potential than was available for similar maturity instruments in the United States.

We gave a lower allocation to residential mortgage-backed securities and commercial mortgage-backed securities, given the pressures facing both the residential and commercial real estate markets. Nonetheless, we have found some select bonds that are attractive in those sectors and we will continue to carefully monitor developments in these market segments as we analyze performance, loan characteristics, and deal structures.

The Fund also held a modest weighting in municipal bonds at year-end, with a focus on credits that the fund managers believed were attractively valued relative to similar-duration Treasury securities.

Outlook

We expect headline Gross Domestic Product (“GDP”) growth to look quite strong for a few quarters, but then fade back below 3% as the boost from slower inventory liquidations fades. We think key underlying drivers of growth will be slow, particularly consumption: consumer balance sheets have not improved much, income growth is likely to remain slow, and credit availability is constrained. We also face challenges with respect to restricted credit for small businesses as well as issues in the residential housing and commercial real estate sectors. We expect core inflation to be fairly stable, but with the risk of rising inflation and our expectation that the Fed will begin raising rates and shrinking its balance sheet expansion.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2009.

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RS STRATEGIC INCOME FUND

Characteristics

Total Net Assets: $49,933,400

Sector Allocation

Bond Quality Allocation[2]

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RS STRATEGIC INCOME FUND

Top Ten Holdings[3]

Holding	Coupon	Maturity Date	% of Total Net Assets
Australia & New Zealand Banking Group Ltd.	6.750%	11/10/2014	1.79%
Rabobank Nederland NV	6.500%	1/15/2015	1.78%
Development Bank of Japan	2.300%	3/19/2026	1.56%
Asian Development Bank	2.350%	6/21/2027	1.56%
Svensk Exportkredit AB	7.625%	6/30/2014	1.54%
European Investment Bank	5.000%	12/1/2020	1.20%
Freeport-McMoRan Copper & Gold, Inc.	8.250%	4/1/2015	1.09%
Nordstrom, Inc.	6.250%	1/15/2018	1.08%
JPMorgan Chase & Co.	6.000%	1/15/2018	1.08%
Suncor Energy, Inc.	6.100%	6/1/2018	1.07%
Total			13.75%

1	Rating agencies’ independent ratings of individual securities are aggregated by Barclays and market weights are reported using Standard & Poor’s letter rating conventions. Average Rating calculation does not reflect unrated and short-term holdings.
2	Source: Moody’s, Standard and Poor’s, Fitch Investor Services.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS MONEY MARKET FUND

RS Money Market Fund Commentary

Highlights

•

Investor sentiment improved in 2009 as aggressive policy actions by the Federal Reserve Board (the “Fed”) and the U.S. Treasury Department (the “Treasury”) helped to stabilize the front end of the credit markets following a period of some considerable stress.

•

While the federal funds rate remained anchored in the range of 0.00% to 0.25% through the entire year, Treasury yields moved off late 2008 lows as investors sold Treasury securities and sought higher returns in other areas of the financial markets.

•	RS Money Market Fund delivered positive returns but underperformed its benchmark, the Barclays Capital U.S. Treasury Bellwethers (3 Month) Index[1].

•	In managing RS Money Market Fund, we attempt to pursue a conservative investment strategy, which we believe is especially important in these turbulent times.

Market Overview

Financial markets continued to decline in early 2009, amid heightened fears of a global economic downturn and sharp cutbacks in consumer and corporate spending. The Fed, the Treasury and the Federal Deposit Insurance Corporation (“FDIC”) responded to deepening economic concerns with a number of initiatives designed to stabilize the financial system and encourage the flow of credit. As investors began to anticipate improved economic conditions later in the year, they recovered their appetites for risk, moving from the safety of the Treasury market into equities and other areas of the fixed income market. This pursuit of higher returns persisted through year-end, despite uneven signs of economic improvement. Recognizing the apparent fragility of the economic recovery, the Fed kept the targeted federal funds rate unchanged in the 0.00% to 0.25% range through the end of the year, well below the 5.25% peak level of 2007.

As investors sought riskier assets outside of the Treasury market, yields rose. The yield on the two-year Treasury note started the year at 0.76%, but moved to 1.14% by December 31, 2009. The 10-year Treasury bond yield rose from 2.25% to 3.84% by year-end.

In the minutes of the December meeting of the Federal Reserve Open Market Committee (FOMC), policymakers reported that economic activity had improved noticeably, while the rate of job losses in the labor market apeared to be slowing. Nonetheless, Fed policymakers also noted that, given the substantial slack in factory capacity usage and the commodities markets, they expected inflation pressures to remain subdued for some time. For this reason, they stated that they anticipated keeping the federal funds rate in the target range of 0.00% to 0.25% percent for “an extended period”, even as they anticipated winding down their liquidity enhancing program of security purchases in 2010, as planned.

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RS MONEY MARKET FUND

Portfolio Review

For the twelve-month period ended December 31, 2009, RS Money Market Fund (Class A shares) returned 0.05%2, compared to a 0.23% return for its benchmark, the Barclays Capital U.S. Treasury Bellwethers (3 Month) Index. Several factors combined to impact returns in money market funds in 2009. The federal funds target rate of 0.00% to 0.25% continues to challenge money market funds, which are having to reinvest at historically low levels. In addition, many commercial paper issuers have reduced or halted issuance. Due to the current low interest rate environment and the impact it has had on money market funds generally, Guardian Investor Services LLC, the Fund’s subadviser, reimbursed the Fund’s expenses to enable the Fund to maintain a minimum yield of 0.05%.

The Fund seeks to mitigate risk by diversifying holdings across a range of money market instruments. holding the majority of its exposure in high-grade, first-tier commercial paper issued by either financial or industrial companies. In 2009, we started to increase the Fund’s exposure to floating rate taxable municipal bonds, as well as to high grade taxable municipal paper. The Fund has also maintained exposure to U.S. government agencies.

As always, we continue to seek a high level of current income consistent with liquidity and capital preservation, and in this capacity we believe we have been successful. Notwithstanding that we are in an environment in which a very low federal funds rate has reduced the available returns of money market securities, we seek to avoid taking on higher risk investments merely to bolster the Fund’s returns.

Outlook

While we remain relatively optimistic on prospects for a continued economic recovery, we caution that there are still major headwinds facing the consumer, including high unemployment, a weak housing market, and relatively limited credit availability. Meanwhile, the Fed is expected to keep the federal funds rate very low for the near-term, and maturing funds across the entire money market space are now being re-invested at offering levels that are among the lowest in history. Given our focus on preserving capital, we will continue to attempt to avoid exposure to credits that we feel could come under stress in the near-term economic environment. We remain selective, working hard to understand any credit we are considering as we evaluate how it may perform over the next three to nine months. This examination of each credit is the foundation of our overall investment philosophy and remains critical to our investment process.

36	www.RSinvestments.com

RS MONEY MARKET FUND

Characteristics

Total Net Assets: $490,870,962

Sector Allocation

Portfolio Statistics
Average Maturity (days)	39
Current 7-day Yield
with fee waiver	0.05%
without fee waiver	-0.47%
Effective 7-day Yield
with fee waiver	0.05%
without fee waiver	-0.47%

Annualized historical yields for the 7-day period ended December 31, 2009. Effective yield assumes reinvested income. Yields will vary. Figures cited represent yield for Class A shares.

www.RSinvestments.com	37

RS MONEY MARKET FUND

Top Ten Holdings[3]

Holding	Discount/ Coupon	Maturity Date	% of Total Net Assets
Connecticut St. Housing Fin. Auth.	0.600%	1/7/2010	3.64%
Glaxosmithkline Finance PLC	0.110%	1/20/2010	3.06%
Triborough Brdg. & Tunl. Auth. NY Revs.	2.000%	11/15/2010	2.06%
New Jersey St.	2.500%	6/24/2010	2.06%
New York St. Urban Dev. Corp. Rev.	0.330%	1/7/2010	2.04%
United Parcel Service, Inc.	0.070%	1/4/2010	2.04%
Emerson Electric Co.	0.070%	1/5/2010	2.04%
NetJets, Inc.	0.150%	1/4/2010	2.04%
Societe Generale N.A.	0.180%	1/4/2010	2.04%
BNP Paribas Finance, Inc.	0.180%	1/4/2010	2.04%
Total			23.06%

38	www.RSinvestments.com

RS MONEY MARKET FUND

Performance Update

Average Annual Total Returns

	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (9/13/82)
without sales charge	0.05%	2.09%	2.58%	2.37%	4.58%
Class B Shares (5/1/96)
without sales charge	0.05%	1.59%	2.00%	1.95%	2.81%
with sales charge	-2.95%	0.94%	1.81%	1.95%	2.81%
Class C Shares (8/7/00)
without sales charge	0.05%	1.59%	2.00%	—	1.65%
with sales charge	-0.95%	1.59%	2.00%	—	1.65%
Class K Shares (5/15/01)
without sales charge	0.05%	1.82%	2.26%	—	1.59%
Barclays Capital U.S. Treasury Bellwethers (3 month) Index[1]	0.23%	2.51%	3.09%	3.02%	5.11%	*

Please refer to page 37 for the 7-day yield quotation which more closely reflects the current earnings of the RS Money Market Fund than the total return quotations.

*	Since Class A shares inception. Since inception performance for the index is measured from 8/31/1982, the month end prior to the Fund’s commencement of operations.
1	The Barclays Capital U.S. Treasury Bellwethers (3 month) Index is an unmanaged index that is generally considered representative of the average yield of three-month Treasury Bills. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.
2	Guardian Investor Services LLC, the Fund’s subadviser, waived expenses to maintain a minimum yield threshold for RS Money Market Fund during the year ended December 31, 2009. There is no guarantee that the waiver will be in effect for subsequent periods.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Cash Management Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

www.RSinvestments.com	39

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will change.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% (2.25% for RS Low Duration Bond Fund). Please read the Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B share performance quoted “with sales charge” reflects the maximum contingent deferred sales charge of 3.00%. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1%. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

40	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Based on Actual Return		Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09	Expense Ratio During Period 7/1/09-12/31/09
RS Investment Quality Bond Fund	Class A	$1,000.00	$1,060.20	$4.41	0.85%
	Class B	$1,000.00	$1,057.30	$8.30	1.60%
	Class C	$1,000.00	$1,057.30	$8.30	1.60%
	Class K	$1,000.00	$1,058.00	$6.48	1.25%
	Class Y	$1,000.00	$1,061.20	$3.43	0.66%
RS Low Duration Bond Fund	Class A	$1,000.00	$1,030.70	$4.10	0.80%
	Class B	$1,000.00	$1,025.70	$7.91	1.55%
	Class C	$1,000.00	$1,026.80	$7.92	1.55%
	Class K	$1,000.00	$1,028.60	$6.13	1.20%
	Class Y	$1,000.00	$1,031.60	$3.24	0.63%
RS High Yield Bond Fund	Class A	$1,000.00	$1,167.70	$4.64	0.85%
	Class B	$1,000.00	$1,161.50	$8.72	1.60%
	Class C	$1,000.00	$1,161.60	$8.72	1.60%
	Class K	$1,000.00	$1,165.40	$6.82	1.25%
	Class Y	$1,000.00	$1,168.73	$3.61	0.66%
RS Tax-Exempt Fund	Class A	$1,000.00	$1,061.20	$4.42	0.85%
	Class C	$1,000.00	$1,056.20	$8.29	1.60%
	Class Y	$1,000.00	$1,062.04	$3.58	0.69%
RS High Yield Municipal Bond Fund(a)	Class A	$1,000.00	$1,011.00	$0.00	0.00%
	Class C	$1,000.00	$1,011.00	$0.00	0.00%
	Class K	$1,000.00	$1,011.00	$0.00	0.00%

www.RSinvestments.com	41

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09	Expense Ratio During Period 7/1/09-12/31/09
RS Floating Rate Fund(b)	Class A	$1,000.00	$1,004.80	$0.00	0.00%
	Class C	$1,000.00	$1,004.80	$0.00	0.00%
	Class K	$1,000.00	$1,004.80	$0.00	0.00%
	Class Y	$1,000.00	$1,004.80	$0.00	0.00%
RS Strategic Income Fund(a)	Class A	$1,000.00	$998.60	$0.00	0.00%
	Class C	$1,000.00	$998.60	$0.00	0.00%
	Class K	$1,000.00	$998.60	$0.00	0.00%
	Class Y	$1,000.00	$998.60	$0.00	0.00%
RS Money Market Fund	Class A	$1,000.00	$1,000.30	$1.07	0.21%
	Class B	$1,000.00	$1,000.30	$1.07	0.21%
	Class C	$1,000.00	$1,000.30	$1.11	0.22%
	Class K	$1,000.00	$1,000.30	$1.07	0.21%

Based on Hypothetical Return (5% Return Before Expenses)
RS Investment Quality Bond Fund	Class A	$1,000.00	$1,020.92	$4.33	0.85%
	Class B	$1,000.00	$1,017.14	$8.13	1.60%
	Class C	$1,000.00	$1,017.14	$8.14	1.60%
	Class K	$1,000.00	$1,018.91	$6.36	1.25%
	Class Y	$1,000.00	$1,021.88	$3.36	0.66%
RS Low Duration Bond Fund	Class A	$1,000.00	$1,021.17	$4.08	0.80%
	Class B	$1,000.00	$1,017.40	$7.87	1.55%
	Class C	$1,000.00	$1,017.39	$7.88	1.55%
	Class K	$1,000.00	$1,019.16	$6.10	1.20%
	Class Y	$1,000.00	$1,022.02	$3.23	0.63%
RS High Yield Bond Fund	Class A	$1,000.00	$1,020.92	$4.33	0.85%
	Class B	$1,000.00	$1,017.14	$8.13	1.60%
	Class C	$1,000.00	$1,017.14	$8.13	1.60%
	Class K	$1,000.00	$1,018.91	$6.36	1.25%
	Class Y	$1,000.00	$1,021.88	$3.36	0.66%
RS Tax-Exempt Fund	Class A	$1,000.00	$1,020.92	$4.33	0.85%
	Class C	$1,000.00	$1,017.14	$8.14	1.60%
	Class Y	$1,000.00	$1,021.73	$3.51	0.69%
RS High Yield Municipal Bond Fund(a)	Class A	$1,000.00	$1,005.21	$0.00	0.00%
	Class C	$1,000.00	$1,005.21	$0.00	0.00%
	Class K	$1,000.00	$1,005.21	$0.00	0.00%
RS Floating Rate Fund(b)	Class A	$1,000.00	$1,003.29	$0.00	0.00%
	Class C	$1,000.00	$1,003.29	$0.00	0.00%
	Class K	$1,000.00	$1,003.29	$0.00	0.00%
	Class Y	$1,000.00	$1,003.29	$0.00	0.00%
RS Strategic Income Fund(a)	Class A	$1,000.00	$1,005.21	$0.00	0.00%
	Class C	$1,000.00	$1,005.21	$0.00	0.00%
	Class K	$1,000.00	$1,005.21	$0.00	0.00%
	Class Y	$1,000.00	$1,005.21	$0.00	0.00%
RS Money Market Fund	Class A	$1,000.00	$1,024.13	$1.08	0.21%
	Class B	$1,000.00	$1,024.14	$1.08	0.21%
	Class C	$1,000.00	$1,024.09	$1.13	0.22%
	Class K	$1,000.00	$1,024.14	$1.08	0.21%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(a)

Commencement of operations was November 24, 2009. Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 38/365 (to reflect the period).

(b)

Commencement of operations was December 8, 2009. Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 24/365 (to reflect the period).

42	www.RSinvestments.com

Financial Information

Year Ended December 31, 2009

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2009	Principal Amount	Value
Asset Backed Securities – 8.9%
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	$1,036,467	$782,214
Amresco Residential Securities Mortgage Loan Trust 1997-1 MIF 7.42% due 3/25/2027	7,017	6,996
Bank of America Auto Trust 2009-1A A3 2.67% due 7/15/2013(2)	1,400,000	1,423,310
BMW Vehicle Lease Trust 2009-1 A3 2.91% due 3/15/2012	1,125,000	1,145,092
2009-1 A4 3.66% due 8/15/2013	300,000	308,504
Capital One Multi-Asset Execution Trust 2005-A7 A7 4.70% due 6/15/2015	500,000	528,259
2006-A2 A 4.85% due 11/15/2013	650,000	673,623
Capital One Prime Auto Receivables Trust 2006-2 A4 4.94% due 7/15/2012	749,801	763,610
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	141,302	128,427
Citibank Credit Card Issuance Trust 2006-A4 A4 5.45% due 5/10/2013	305,000	321,014
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(1)	352,473	315,391
CNH Equipment Trust 2009-C A4 3.00% due 8/17/2015	1,700,000	1,684,754
GE Capital Credit Card Master Note Trust 2009-3 A 2.54% due 9/15/2014	1,700,000	1,701,359
Hertz Vehicle Financing LLC 2009-2A A1 4.26% due 3/25/2014(2)	1,400,000	1,395,161
Honda Auto Receivables Owner Trust 2009-3 A3 2.31% due 5/15/2013	1,500,000	1,519,421
Hyundai Auto Receivables Trust 2009-A A4 3.15% due 3/15/2016	400,000	405,040

44	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2009	Principal Amount	Value
Asset Backed Securities (continued)
PSE&G Transition Funding LLC 2001-1 A6 6.61% due 6/15/2015	$745,000	$826,129
Residential Asset Mortgage Products, Inc. 2003-RZ4 A5 4.66% due 2/25/2032	54,518	53,219
Vanderbilt Acquisition Loan Trust 2002-1 A3 5.70% due 9/7/2023(1)	18,934	18,915
West Penn Funding LLC Transition Bonds 2005-A A1
4.46% due 12/27/2010(2)	48,106	48,596
Total Asset Backed Securities (Cost $14,196,259)		14,049,034

	Principal Amount	Value
Collateralized Mortgage Obligations – 11.4%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034	1,317,785	1,250,661
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	548,970	550,662
Citicorp Mortgage Securities, Inc. 2007-8 1A3 6.00% due 9/25/2037	743,296	616,239
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	519,000	448,510
2006-19CB A15 6.00% due 8/25/2036	645,912	520,834
Countrywide Home Loans Trust 2002-19 1A1 6.25% due 11/25/2032	382,777	337,387
FHLMC 2663 VQ 5.00% due 6/15/2022	400,000	416,110
1534 Z 5.00% due 6/15/2023	337,307	337,269
3227 PR 5.50% due 9/15/2035(3)	2,300,000	2,402,132
FNMA 2006-45 AC 5.50% due 6/25/2036	262,475	271,424
2002-52 PB 6.00% due 2/25/2032	845,088	879,901

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	45

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2009	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
GNMA 1997-19 PG 6.50% due 12/20/2027(3)	$1,008,640	$1,069,580
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	750,858	754,612
2003-10 3A7 5.50% due 11/25/2033	839,689	781,744
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	491,614	471,488
Residential Funding Mortgage Securities I 2005-S1 2A1 4.75% due 2/25/2020	1,368,879	1,334,657
Residential Funding Mortgage Securities Trust 2006-S3 A7 5.50% due 3/25/2036	892,223	746,819
Wells Fargo Mortgage Backed Securities Trust 2003-11 1A3 4.75% due 10/25/2018	519,880	519,851
2005-2 2A1 4.75% due 4/25/2020	1,594,521	1,586,549
2006-1 A3 5.00% due 3/25/2021	652,315	616,437
2003-2 A7 5.25% due 2/25/2018	1,350,000	1,232,252
2007-13 A7 6.00% due 9/25/2037	821,287	705,536
Total Collateralized Mortgage Obligations (Cost $18,553,372)		17,850,654

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 15.9%
Banc of America Commercial Mortgage, Inc. 2003-1 A2 4.648% due 9/11/2036	650,000	655,015
2006-2 A4
5.738% due 5/10/2045(1)	927,000	910,988
Bear Stearns Commercial Mortgage Securities 2003-T10 A2 4.74% due 3/13/2040	1,500,000	1,526,972
1999-C1 B 6.20% due 2/14/2031	434,940	454,599
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(2)	1,019,000	1,058,882

46	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2009	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Crown Castle Towers LLC 2005-1A AFX 4.643% due 6/15/2035(2)	$1,990,000	$2,009,900
CS First Boston Mortgage Securities Corp. 2004-C5 A2 4.183% due 11/15/2037	495,308	494,338
2001-CP4 A4
6.18% due 12/15/2035	1,474,357	1,532,065
2001-CK1 A3
6.38% due 12/18/2035	1,195,481	1,226,360
Four Times Square Trust 2000-4TS A2 7.795% due 4/15/2015(2)	1,600,000	1,631,512
GE Capital Commercial Mortgage Corp. 2003-C2 A2 4.17% due 7/10/2037	286,449	288,488
2003-C2 A4 5.145% due 7/10/2037	715,000	737,008
GMAC Commercial Mortgage Securities, Inc. 2006-C1 AM 5.29% due 11/10/2045(1)	572,000	449,595
Greenwich Capital Commercial Funding Corp. 2003-C2 A4 4.915% due 1/5/2036	1,100,000	1,120,665
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2005-LDP3 A4
4.936% due 8/15/2042(1)	1,000,000	948,909
2005-LDP5 A4 5.179% due 12/15/2044(1)	720,000	712,780
2001-C1 A3
5.857% due 10/12/2035	1,000,000	1,041,162
2001-CIBC A3
6.26% due 3/15/2033	920,881	947,330
LB UBS Commercial Mortgage Trust 2002-C7 A4 4.96% due 12/15/2031	1,500,000	1,539,848
Merrill Lynch Mortgage Trust 2004-BPC1 A5 4.855% due 10/12/2041(1)	1,110,000	1,086,873
Morgan Stanley Capital I
2003-T11 A3
4.85% due 6/13/2041	295,668	300,788
2005-HQ7 AAB
5.184% due 11/14/2042(1)	1,500,000	1,530,939

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	47

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2009	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
PNC Mortgage Acceptance Corp. 2000-C1 A2 7.61% due 2/15/2010	$92,261	$92,175
Salomon Brothers Mortgage Securities VII, Inc. 1999-C1 G 6.843% due 5/18/2032(1)(2)	839,000	873,917
Wachovia Bank Commercial Mortgage Trust 2005-C18 A4 4.935% due 4/15/2042	705,000	685,378
2005-C21 APB
5.174% due 10/15/2044(1)	1,100,000	1,128,154
Total Commercial Mortgage-Backed Securities (Cost $24,769,421)		24,984,640

	Principal Amount	Value
Corporate Bonds – 32.8%
Aerospace & Defense – 0.4%
L-3 Communications Corp.
Sr. Nt.
5.20% due 10/15/2019(2)	125,000	123,643
6.125% due 1/15/2014	250,000	251,563
TRW, Inc. 7.75% due 6/1/2029	150,000	178,618

		553,824
Automotive – 0.1%
DaimlerChrysler NA Holdings 6.50% due 11/15/2013	80,000	87,699

		87,699
Banking – 5.5%
American Express Bank FSB 6.00% due 9/13/2017	250,000	259,382
Bank of America Corp. 4.875% due 9/15/2012	400,000	419,137
Sr. Nt. 7.375% due 5/15/2014	500,000	567,357
Bear Stearns Cos., Inc. 6.40% due 10/2/2017	200,000	218,016
Capital One Bank Co. 5.75% due 9/15/2010	200,000	206,206
Citigroup, Inc. Sr. Nt. 6.125% due 11/21/2017 -5/15/2018	850,000	855,495
City National Corp. 5.125% due 2/15/2013	300,000	300,724

48	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2009	Principal Amount	Value
Banking (continued)
Credit Suisse First Boston USA, Inc. 6.50% due 1/15/2012	$200,000	$217,638
Credit Suisse/New York NY Sr. Nt. 5.30% due 8/13/2019	300,000	308,093
Deutsche Bank AG London 6.00% due 9/1/2017	300,000	327,067
Goldman Sachs Group, Inc.
5.125% due 1/15/2015	400,000	420,301
5.625% due 1/15/2017	80,000	81,709
6.15% due 4/1/2018	500,000	535,249
HSBC USA, Inc. 4.625% due 4/1/2014	200,000	208,779
JPMorgan Chase & Co. 5.75% due 1/2/2013	200,000	213,298
JPMorgan Chase Bank N.A. 6.00% due 10/1/2017	650,000	695,938
Merrill Lynch & Co.
6.05% due 8/15/2012	250,000	267,808
6.875% due 4/25/2018	400,000	430,975
Morgan Stanley Sr. Nt.
5.625% due 9/23/2019	350,000	352,558
5.95% due 12/28/2017	550,000	567,292
PNC Bank N.A. 6.875% due 4/1/2018	200,000	212,284
Sovereign Bank, Inc. 5.125% due 3/15/2013	150,000	151,359
USB Realty Corp. 6.091% due 12/22/2049(2)(4)	250,000	183,125
Wachovia Corp. 5.25% due 8/1/2014	300,000	310,578
Wells Fargo Bank NA 5.75% due 5/16/2016	300,000	311,005

		8,621,373
Brokerage – 0.5%
BlackRock, Inc. Sr. Nt. 3.50% due 12/10/2014	400,000	394,977
Lehman Brothers Holdings Capital Trust VII 5.857% due 11/29/2049(4)(5)	200,000	60
The Charles Schwab Corp. Sr. Nt. 4.95% due 6/1/2014	300,000	316,480

		711,517

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	49

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2009	Principal Amount	Value
Building Materials – 0.5%
CRH America, Inc. 6.00% due 9/30/2016	$350,000	$365,562
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	400,000	408,611

		774,173
Chemicals – 0.7%
FMC Corp. Sr. Nt. 5.20% due 12/15/2019	250,000	248,257
Incitec Pivot Finance LLC 6.00% due 12/10/2019(2)	300,000	296,829
Lubrizol Corp. Sr. Nt. 8.875% due 2/1/2019	200,000	248,657
Potash Corp. of Saskatchewan, Inc. Sr. Nt. 3.75% due 9/30/2015	300,000	298,563

		1,092,306
Construction Machinery – 0.2%
Joy Global, Inc. 6.00% due 11/15/2016	300,000	303,521

		303,521
Consumer Products – 0.4%
Clorox Co. Sr. Nt. 5.95% due 10/15/2017	350,000	376,318
Whirlpool Corp. Nt. 8.00% due 5/1/2012	200,000	216,681

		592,999
Diversified Manufacturing – 0.5%
Parker Hannifin Corp. Sr. Nt. 6.25% due 5/15/2038	100,000	109,326
Roper Industries, Inc. Sr. Nt. 6.625% due 8/15/2013	100,000	108,907
Siemens Financieringsmat N.V. 6.125% due 8/17/2026(2)	200,000	211,891
United Technologies Corp. 4.875% due 5/1/2015	300,000	322,018

		752,142

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2009	Principal Amount	Value
Electric – 1.7%
Alabama Power Co. 5.65% due 3/15/2035	$300,000	$281,210
Exelon Corp. 4.45% due 6/15/2010	200,000	203,304
Florida Power & Light Co. 4.95% due 6/1/2035	200,000	182,710
Nevada Power Co. 6.65% due 4/1/2036	250,000	263,084
Pacific Gas & Electric Co. 6.05% due 3/1/2034	100,000	104,403
PacifiCorp 5.25% due 6/15/2035	100,000	94,748
Potomac Edison Co. 5.35% due 11/15/2014	300,000	314,425
PPL Electric Utilities Corp.
6.25% due 5/15/2039	500,000	535,871
6.45% due 8/15/2037	250,000	272,547
Public Service Electric Gas Co. 5.125% due 9/1/2012	200,000	214,534
Virginia Electric and Power Co. Sr. Nt. 8.875% due 11/15/2038	200,000	282,315

		2,749,151
Energy – 2.4%
Anadarko Petroleum Corp. 6.45% due 9/15/2036	250,000	261,092
BP Capital Markets PLC 5.25% due 11/7/2013	200,000	217,846
Canadian Natural Resources Ltd. 6.25% due 3/15/2038	150,000	155,241
Cenovus Energy, Inc. Sr. Nt. 5.70% due 10/15/2019(2)	400,000	417,226
Dolphin Energy Ltd. Sr. Sec. Nt. 5.888% due 6/15/2019(2)	742,500	749,925
Husky Energy, Inc. Sr. Nt. 5.90% due 6/15/2014	250,000	272,512
Suncor Energy, Inc. Sr. Nt. 6.50% due 6/15/2038	300,000	315,217
Tosco Corp. 8.125% due 2/15/2030	125,000	150,956

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	51

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2009	Principal Amount	Value
Energy (continued)
Transocean, Inc. Sr. Nt. 6.00% due 3/15/2018	$200,000	$213,388
Valero Energy Corp. Sr. Nt. 9.375% due 3/15/2019	150,000	178,410
Weatherford International Ltd. 5.15% due 3/15/2013	200,000	209,446
Western Oil Sands, Inc. 8.375% due 5/1/2012	350,000	391,773
XTO Energy, Inc. Sr. Nt. 5.50% due 6/15/2018	225,000	240,000

		3,773,032
Entertainment – 0.4%
Time Warner, Inc. 7.57% due 2/1/2024	350,000	380,077
Viacom, Inc. 6.875% due 4/30/2036	200,000	216,261

		596,338
Food And Beverage – 1.0%
Anheuser-Busch InBev Worldwide, Inc. 4.125% due 1/15/2015(2)	500,000	507,676
Bacardi Ltd. Sr. Nt. 7.45% due 4/1/2014(2)	200,000	227,937
Diageo Capital PLC 5.50% due 9/30/2016	125,000	133,552
Kellogg Co. Sr. Nt. 4.15% due 11/15/2019	300,000	290,772
Kraft Foods, Inc. Sr. Nt. 6.875% due 1/26/2039	125,000	131,249
Mead Johnson Nutrition Co. 4.90% due 11/1/2019(2)	300,000	297,447

		1,588,633
Government Related – 1.4%
Korea Electric Power Corp. Sr. Nt. 5.50% due 7/21/2014(2)	500,000	532,073
Pemex Project Funding Master Trust 5.75% due 3/1/2018	175,000	176,947

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2009	Principal Amount	Value
Government Related (continued)
Petrobras International Finance Co. 5.875% due 3/1/2018	$400,000	$403,364
Quebec Province 4.60% due 5/26/2015	250,000	264,613
RAS Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 6.75% due 9/30/2019(2)	700,000	757,347

		2,134,344
Health Insurance – 0.1%
UnitedHealth Group, Inc. 6.50% due 6/15/2037	125,000	123,262

		123,262
Healthcare – 1.2%
Beckman Coulter, Inc. Sr. Nt. 7.00% due 6/1/2019	250,000	283,315
Becton Dickinson and Co. Sr. Nt. 5.00% due 5/15/2019	500,000	513,510
Express Scripts, Inc. Sr. Nt. 6.25% due 6/15/2014	300,000	327,339
Fisher Scientific International, Inc. 6.125% due 7/1/2015	200,000	206,250
McKesson Corp. Sr. Nt. 7.50% due 2/15/2019	200,000	237,177
Zimmer Holdings, Inc. Sr. Nt. 4.625% due 11/30/2019	300,000	297,277

		1,864,868
Industrial – Other – 0.3%
Princeton University Sr. Nt. 5.70% due 3/1/2039	400,000	410,932

		410,932
Insurance – Life – 1.6%
AXA SA 6.463% due 12/31/2049(2)(4)	200,000	155,000
MetLife, Inc. 6.40% due 12/15/2036	125,000	109,375
Sr. Nt. Series A 6.817% due 8/15/2018	500,000	556,879

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2009	Principal Amount	Value
Insurance – Life (continued)
New York Life Insurance Co. Sub. Nt. 6.75% due 11/15/2039(2)	$300,000	$306,801
Prudential Financial, Inc. Sr. Nt. 7.375% due 6/15/2019	500,000	560,583
Symetra Financial Corp. 6.125% due 4/1/2016(2)(6)	300,000	268,780
Teachers Insurance & Annuity Association of America Nt. 6.85% due 12/16/2039(2)	300,000	310,121
UnumProvident Finance Co. Sr. Nt. 6.85% due 11/15/2015(2)	300,000	305,321

		2,572,860
Insurance P&C – 1.0%
Ace INA Holdings, Inc. 5.80% due 3/15/2018	200,000	212,812
Allied World Assurance Co. Hldgs. Ltd. 7.50% due 8/1/2016	335,000	357,727
Allstate Life Global Funding Trust Nt. 5.375% due 4/30/2013	300,000	320,242
CNA Financial Corp. Sr. Nt. 6.00% due 8/15/2011	300,000	304,944
Liberty Mutual Group, Inc. 7.50% due 8/15/2036(2)	100,000	91,555
The Travelers Cos., Inc. Sr. Nt. 5.75% due 12/15/2017	300,000	318,055

		1,605,335
Media Cable – 1.7%
Comcast Corp. 6.45% due 3/15/2037	350,000	360,874
6.50% due 1/15/2017	500,000	553,532
DirecTV Holdings LLC 4.75% due 10/1/2014(2)	450,000	458,701
Time Warner Cable, Inc. 5.40% due 7/2/2012	400,000	427,372
5.85% due 5/1/2017	850,000	893,073

		2,693,552

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2009	Principal Amount	Value
Media Noncable – 0.3%
Discovery Communications LLC 5.625% due 8/15/2019	$300,000	$309,758
News America Holdings, Inc. 8.00% due 10/17/2016	150,000	176,633

		486,391
Metals And Mining – 1.1%
Allegheny Technologies, Inc. Sr. Nt. 9.375% due 6/1/2019	500,000	575,526
ArcelorMittal Sr. Nt. 6.125% due 6/1/2018	300,000	309,551
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.375% due 4/1/2017	300,000	328,500
Noranda, Inc. 6.00% due 10/15/2015	200,000	213,594
Steel Dynamics, Inc. 6.75% due 4/1/2015	150,000	148,687
Vale Overseas Ltd. 6.25% due 1/23/2017	100,000	104,312

		1,680,170
Non Captive Consumer – 0.2%
Household Finance Corp. 6.375% due 11/27/2012	300,000	326,710

		326,710
Non Captive Diversified – 0.6%
GATX Corp. Sr. Nt. 4.75% due 10/1/2012	200,000	204,228
General Electric Capital Corp. Sr. Nt. 5.625% due 5/1/2018	450,000	461,133
6.75% due 3/15/2032	200,000	203,913

		869,274
Paper – 0.2%
Rock-Tenn Co. Sr. Sec. Nt. 8.20% due 8/15/2011	350,000	371,438

		371,438

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2009	Principal Amount	Value
Pharmaceuticals – 1.1%
Abbott Laboratories Sr. Nt. 5.125% due 4/1/2019	$400,000	$418,387
Amgen, Inc. 5.85% due 6/1/2017	100,000	109,275
Astrazeneca PLC 6.45% due 9/15/2037	150,000	168,944
Eli Lilly & Co. Sr. Nt. 4.20% due 3/6/2014	500,000	524,484
Pfizer, Inc. Sr. Nt. 6.20% due 3/15/2019	300,000	333,487
Wyeth 5.95% due 4/1/2037	125,000	130,347

		1,684,924
Pipelines – 0.9%
Boardwalk Pipelines LLC 5.75% due 9/15/2019	400,000	394,404
Energy Transfer Partners LP Sr. Nt. 8.50% due 4/15/2014	250,000	288,574
Enterprise Products Operating LLP 4.60% due 8/1/2012	120,000	126,730
8.375% due 8/1/2066(1)	100,000	97,500
Magellan Midstream Partners LP 6.55% due 7/15/2019	400,000	434,205

		1,341,413
Railroads – 0.3%
Canadian National Railway Co. Sr. Nt. 5.85% due 11/15/2017	200,000	217,101
Norfolk Southern Corp. 6.75% due 2/15/2011	300,000	316,966

		534,067
REITs – 1.3%
Equity One, Inc. 6.25% due 12/15/2014	300,000	295,147
ERP Operating LP 5.375% due 8/1/2016	200,000	196,633
Highwoods Realty Ltd. 5.85% due 3/15/2017	150,000	136,837

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2009	Principal Amount	Value
REITs (continued)
Liberty Property LP 7.25% due 3/15/2011	$200,000	$205,958
PPF Funding, Inc. 5.35% due 4/15/2012(2)(6)	200,000	181,065
Regency Centers LP 6.75% due 1/15/2012	400,000	420,075
Simon Property Group LP 5.25% due 12/1/2016	300,000	291,758
Westfield Group 5.40% due 10/1/2012(2)	350,000	371,275

		2,098,748
Retailers – 0.8%
CVS Caremark Corp. 5.75% due 6/1/2017	225,000	237,468
Kohl’s Corp. Sr. Nt. 6.25% due 12/15/2017	350,000	387,281
Macy’s Retail Holdings, Inc. 6.625% due 4/1/2011	350,000	360,938
Target Corp. Sr. Nt. 7.00% due 1/15/2038	150,000	175,012
Wal-Mart Stores, Inc. 4.50% due 7/1/2015	150,000	159,946

		1,320,645
Supermarkets – 0.2%
New Albertsons, Inc. Sr. Nt. 7.50% due 2/15/2011	350,000	357,875

		357,875
Technology – 1.5%
Agilent Technologies, Inc. Sr. Nt. 5.50% due 9/14/2015	500,000	524,102
Cisco Systems, Inc. 5.50% due 2/22/2016	125,000	137,237
Computer Sciences Corp. Sr. Nt. Series WI 6.50% due 3/15/2018	200,000	218,260
Corning, Inc. Sr. Nt. 6.625% due 5/15/2019	500,000	544,875

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2009	Principal Amount	Value
Technology (continued)
International Business Machines Corp. 5.70% due 9/14/2017	$100,000	$109,331
Kla-Tencor Corp. Sr. Nt. 6.90% due 5/1/2018	300,000	315,642
Microsoft Corp. Sr. Nt. 4.20% due 6/1/2019	250,000	249,607
National Semiconductor Corp. 6.60% due 6/15/2017	250,000	256,090

		2,355,144
Tobacco – 0.1%
Philip Morris International, Inc. Sr. Nt. 6.875% due 3/17/2014	200,000	226,624

		226,624
Wireless – 1.2%
America Movil S.A.B. de C.V. 5.00% due 10/16/2019(2)	300,000	293,333
American Tower Corp. Sr. Nt. 4.625% due 4/1/2015(2)	500,000	505,728
New Cingular Wireless Services, Inc. 8.125% due 5/1/2012	300,000	338,980
Verizon Wireless Capital LLC Sr. Nt. 5.55% due 2/1/2014	300,000	325,584
Vodafone Group PLC Sr. Nt. 5.45% due 6/10/2019	300,000	310,654
6.15% due 2/27/2037	100,000	104,172

		1,878,451
Wirelines – 1.4%
AT&T, Inc. 6.30% due 1/15/2038	400,000	406,294
Deutsche Telekom International Finance BV 8.75% due 6/15/2030(1)	250,000	321,527
France Telecom S.A.
7.75% due 3/1/2011(1)	200,000	214,354
8.50% due 3/1/2031(1)	115,000	153,044
Qwest Corp. Sr. Nt. 7.875% due 9/1/2011	400,000	419,000

58	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2009	Principal Amount	Value
Wirelines (continued)
Telecom Italia Capital 5.25% due 10/1/2015	$150,000	$156,832
Verizon Communications, Inc.
5.55% due 2/15/2016	225,000	242,549
6.40% due 2/15/2038	350,000	365,893

		2,279,493
Total Corporate Bonds (Cost $48,889,916)		51,413,228

	Principal Amount	Value
Hybrid ARMS – 0.9%
FNMA
5.775% due 12/1/2036(1)(3)	654,594	691,603
6.251% due 8/1/2046(1)	637,712	675,908
Total Hybrid ARMS (Cost $1,301,706)		1,367,511

	Principal Amount	Value
Mortgage Pass-Through Securities – 20.6%
FHLMC
5.50% due 9/1/2034 - 12/1/2035	1,988,119	2,090,631
7.00% due 9/1/2038	568,243	619,740
FNMA
4.50% due 6/1/2038 - 4/1/2039	4,413,120	4,409,741
5.00% due 12/1/2034 - 12/1/2039	8,584,010	8,818,349
5.50% due 4/1/2022(3)	284,538	301,512
5.50% due 7/1/2037 - 10/1/2038	6,297,230	6,598,972
6.00% due 8/1/2021 - 10/1/2038	7,513,199	7,972,555
6.50% due 1/1/2013 - 8/1/2038	768,406	821,737
7.00% due 6/1/2012 - 6/1/2032	224,392	246,752
7.50% due 12/1/2029 - 2/1/2031	177,029	199,688
8.00% due 6/1/2030 - 9/1/2030	70,766	81,133
GNMA
6.00% due 12/15/2033	147,845	157,754
Total Mortgage Pass-Through Securities (Cost $31,677,596)		32,318,564

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	59

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2009	Principal Amount	Value
Municipal Bonds – 2.8%
Arizona Water Infrastructure Finance Authority Revenue Water Quality-Series A 5.00% due 10/1/2027	$300,000	$330,990
California State General Obligation 5.25% due 4/1/2014	200,000	201,064
Chicago Illinois Metropolitan Water Reclamation District Greater Chicago General Obligation Build America Bonds-Taxable Direct Payment 5.72% due 12/1/2038	400,000	399,576
Colorado Housing & Finance Authority Single Family Mortgage CL I-Series A FHA Insured 5.50% due 11/1/2029	210,000	218,810
Connecticut State Series F 5.00% due 12/1/2021	300,000	331,830
Gwinnett County Georgia School District General Obligation 5.00% due 2/1/2036	300,000	318,381
Illinois State Toll Highway Authority Toll Highway Revenue Build America Bonds-Series A 6.184% due 1/1/2034	400,000	397,336
Massachusetts Bay Transportation Authority Revenue Series A 5.25% due 7/1/2034	600,000	639,288
Massachusetts State Health & Educational Facilities Authority Revenue Harvard University-Series B
5.00% due 10/1/2038	300,000	317,727
Harvard University-Series A
5.50% due 11/15/2036	340,000	377,172
New York State Dormitory Authority Columbia University-Series C 5.00% due 7/1/2025	300,000	330,240
New York State Environmental Facilities Corp. State Clean Water & Drinking Water Revenue Series D 5.00% due 9/15/2032	300,000	316,224
Oregon School Board Association
4.759% due 6/30/2028	200,000	169,080
Total Municipal Bonds (Cost $4,142,618)		4,347,718

60	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2009	Principal Amount	Value
U.S. Treasury – 5.2%
U.S. Treasury Bonds 4.50% due 8/15/2039	$4,580,000	$4,476,235
U.S. Treasury Notes
1.00% due 12/31/2011	354,000	353,005
1.125% due 12/15/2012	461,000	453,615
2.125% due 11/30/2014	473,000	461,804
2.75% due 11/30/2016	661,000	636,367
3.375% due 11/15/2019	1,874,000	1,802,563
Total U.S. Treasury (Cost $8,336,379)		8,183,589

	Principal Amount	Value
Repurchase Agreements – 1.4%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 12/31/2009, maturity value of $2,289,000, due 1/4/2010(7)	2,289,000	2,289,000
Total Repurchase Agreements (Cost $2,289,000)		2,289,000
Total Investments - 99.9% (Cost $154,156,267)		156,803,938
Other Assets, Net - 0.1%		132,487
Total Net Assets - 100.0%		$156,936,425

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2009.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2009, the aggregate market value of these securities amounted to $15,994,077, representing 10.2% of net assets of which $15,544,232 have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Securities are segregated for anticipated collateral requirements.
(4)	Maturity is perpetual. Maturity date presented represents the next call date.

(5)

Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table presents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount	Acquisition Cost	Value

Lehman Brothers Holdings Capital Trust VII	5.857%	11/29/2049	$200,000	$200,312	$60

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	61

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

(6)	The table below presents securities deemed illiquid by the investment adviser.

Security	Principal Amount	Cost	Value	Acquisition Date	% of Fund’s Net Assets

PPF Funding, Inc.	$200,000	$199,964	$181,065	4/4/2007	0.12%

Symetra Financial Corp.	$300,000	$298,671	$268,780	3/23/2006	0.17%

(7)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLMC	4.375%	7/17/2015	$2,338,175

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$14,049,034	$—	$14,049,034

Collateralized Mortgage Obligations	—	17,850,654	—	17,850,654

Commercial Mortgage-Backed Securities	—	24,984,640	—	24,984,640

Corporate Bonds	—	51,413,228	—	51,413,228

Hybrid ARMS	—	1,367,511	—	1,367,511

Mortgage Pass-Through Securities	—	32,318,564	—	32,318,564

Municipal Bonds	—	4,347,718	—	4,347,718

U.S. Treasury	—	8,183,589	—	8,183,589

Repurchase Agreements	—	2,289,000	—	2,289,000

Total	$—	$156,803,938	$—	$156,803,938

62	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2009	Principal Amount	Value
Asset Backed Securities - 15.2%
American Express Credit Account Master Trust 2009-2 A 1.483% due 3/15/2017(1)	$750,000	$770,663
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	235,718	177,895
Bank of America Auto Trust 2009-1A A3 2.67% due 7/15/2013(2)	1,500,000	1,524,975
2009-2A A4 3.03% due 10/15/2016(2)	2,260,000	2,291,489
BMW Vehicle Lease Trust 2009-1 A3 2.91% due 3/15/2012	1,000,000	1,017,859
2009-1 A4 3.66% due 8/15/2013	1,000,000	1,028,345
Capital One Multi-Asset Execution Trust 2005-A7 A7 4.70% due 6/15/2015	550,000	581,085
2006-A2 A 4.85% due 11/15/2013	200,000	207,269
2008-A5 A5 4.85% due 2/18/2014	800,000	834,961
Capital One Prime Auto Receivables Trust 2006-2 A4 4.94% due 7/15/2012	374,901	381,805
CenterPoint Energy Transition Bond Co. LLC 2008-AA1 4.192% due 2/1/2020	889,956	931,958
2001-1 A4 5.63% due 9/15/2015	526,600	568,170
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	355,274	322,902
Citibank Credit Card Issuance Trust 2006-A4 A4 5.45% due 5/10/2013	738,000	776,750
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(1)	264,166	236,375
CNH Equipment Trust 2009-C A4 3.00% due 8/17/2015	2,000,000	1,982,064
2007-C A4A 5.42% due 3/17/2014	575,000	598,040

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	63

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2009	Principal Amount	Value
Asset Backed Securities (continued)
GE Capital Credit Card Master Note Trust 2009-3 A 2.54% due 9/15/2014	$2,250,000	$2,251,799
GE Equipment Midticket LLC 2009-1 A3 2.34% due 6/17/2013	2,250,000	2,256,704
Harley-Davidson Motorcycle Trust 2009-1 A3 3.19% due 11/15/2013	670,000	684,401
Hertz Vehicle Financing LLC 2009-2A A1 4.26% due 3/25/2014(2)	1,700,000	1,694,124
Honda Auto Receivables Owner Trust 2009-3 A3 2.31% due 5/15/2013	1,500,000	1,519,421
Hyundai Auto Receivables Trust 2009-A A4 3.15% due 3/15/2016	1,700,000	1,721,420
John Deere Owner Trust 2009-B A4 2.33% due 5/16/2016	2,000,000	1,992,865
Mercedes-Benz Auto Receivables Trust 2009-1 A3 1.67% due 1/15/2014	2,000,000	1,999,820
Nissan Auto Lease Trust 2009-B A3 2.07% due 1/15/2015	700,000	704,132
PG&E Energy Recovery Funding LLC 2005-1 A5 4.47% due 12/25/2014	580,000	613,985
Public Service New Hampshire Funding LLC 2001-1 A3 6.48% due 5/1/2015	1,336,014	1,449,528
Residential Asset Mortgage Products, Inc. 2003-RZ4 A5 4.66% due 2/25/2032	92,680	90,472
2002-RS4 AI5 6.163% due 8/25/2032(1)	25,408	9,248
Vanderbilt Acquisition Loan Trust 2002-1 A3 5.70% due 9/7/2023	19,930	19,911
West Penn Funding LLC Transition Bonds 2005-A A1 4.46% due 12/27/2010(2)	36,393	36,764

64	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2009	Principal Amount	Value
Asset Backed Securities (continued)
World Omni Automobile Lease Securitization Trust 2009-A A3 1.65% due 2/15/2013	$1,900,000	$1,894,868

Total Asset Backed Securities (Cost $33,006,835)		33,172,067

	Principal Amount	Value
Collateralized Mortgage Obligations — 2.7%
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	1,732,187	1,737,526
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	761,221	657,832
FHLMC 1534 Z 5.00% due 6/15/2023	140,987	140,971
20 H 5.50% due 10/25/2023	70,303	74,939
FNMA 2003-24 PU 3.50% due 11/25/2015	50,306	50,638
2003-63 GU 4.00% due 7/25/2033	20,532	21,096
2005-39 CL 5.00% due 12/25/2021	153,674	158,214
2006-45 AC 5.50% due 6/25/2036	84,251	87,124
2002-52 PB 6.00% due 2/25/2032	267,611	278,635
GNMA 2002-93 NV 4.75% due 2/20/2032	13,935	14,130
Mastr Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	1,012,392	1,017,454
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	81,542	78,204
Residential Funding Mortgage Securities I 2005-S1 2A1 4.75% due 2/25/2020	1,726,549	1,683,386
Total Collateralized Mortgage Obligations (Cost $6,001,752)		6,000,149

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	65

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2009	Principal Amount	Value
Commercial Mortgage-Backed Securities – 23.6%
Asset Securitization Corp. 1996-D3 A4 7.951% due 10/13/2026(1)	$2,000,000	$2,162,371
Banc of America Commercial Mortgage, Inc. 2003-2 A3 4.873% due 3/11/2041	1,750,000	1,814,603
2001-PB1 A2 5.787% due 5/11/2035	1,822,423	1,888,026
Bear Stearns Commercial Mortgage Securities 2003-T10 A2 4.74% due 3/13/2040	2,000,000	2,035,963
2003-PWR2 A4 5.186% due 5/11/2039	2,095,000	2,136,964
1999-C1 B 6.20% due 2/14/2031	1,375,661	1,437,837
CDC Commercial Mortgage Trust 2002-FX1 B 5.856% due 5/15/2035	2,000,000	2,094,490
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(2)	1,316,000	1,367,507
Commercial Mortgage Asset Trust 1999-C1 A3 6.64% due 1/17/2032	98,470	98,628
Commercial Mortgage Pass-Through Certificates 2003-LB1A A1 3.251% due 6/10/2038	698,967	697,844
2004-LB2A A3 4.221% due 3/10/2039	1,360,323	1,372,411
Crown Castle Towers LLC 2005-1A AFX 4.643% due 6/15/2035(2)	2,220,000	2,242,200
CS First Boston Mortgage Securities Corp. 2003-C3 A5 3.936% due 5/15/2038	2,000,000	1,968,380
2002-CP5 A1 4.106% due 12/15/2035	1,007,684	1,023,268
2004-C5 A2 4.183% due 11/15/2037	156,413	156,107
2001-CP4 A4 6.18% due 12/15/2035	1,351,002	1,403,882
2001-CK1 A3 6.38% due 12/18/2035	857,448	879,596
First Union National Bank Commercial Mortgage Trust 2001-C4 A2 6.223% due 12/12/2033	2,400,000	2,512,991

66	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2009	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
First Union-Lehman Brothers Commercial Mortgage Securities, Inc. 1997-C2 D 7.12% due 11/18/2029	$580,000	$618,588
Four Times Square Trust 2000-4TS A2 7.795% due 4/15/2015(2)	607,000	618,955
GE Capital Commercial Mortgage Corp. 2003-C2 A2 4.17% due 7/10/2037	678,496	683,326
2004-C1 A3 4.596% due 11/10/2038	355,000	348,444
2003-C2 A4 5.145% due 7/10/2037	1,500,000	1,546,170
GMAC Commercial Mortgage Securities, Inc. 2003-C2 A2 5.485% due 5/10/2040(1)	860,000	889,431
Greenwich Capital Commercial Funding Corp. 2005-GG3 A2 4.305% due 8/10/2042	257,847	257,370
GS Mortgage Securities Corp. II 2004-GG2 A3 4.602% due 8/10/2038	235,110	234,931
Hilton Hotel Pool Trust 2000-HLTA A1 7.055% due 10/3/2015(2)	432,648	445,664
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2002-C1 A2 4.914% due 7/12/2037	1,289,484	1,313,531
2001-C1 A3 5.857% due 10/12/2035	1,744,000	1,815,787
2001-CIBC A3 6.26% due 3/15/2033	1,151,102	1,184,162
LB UBS Commercial Mortgage Trust 2002-C7 A4 4.96% due 12/15/2031	1,500,000	1,539,848
2002-C1 A4 6.462% due 3/15/2031	1,615,000	1,708,877
Morgan Stanley Capital I 2004-HQ3 A3 4.49% due 1/13/2041	1,600,000	1,620,574
2003-T11 A3 4.85% due 6/13/2041	1,828,372	1,860,037
2005-HQ7 AAB 5.184% due 11/14/2042(1)	1,253,000	1,278,844

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	67

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2009	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Dean Witter Capital I 2002-IQ2 B 5.93% due 12/15/2035	$735,000	$761,323
PNC Mortgage Acceptance Corp. 2000-C1 A2 7.61% due 2/15/2010	30,711	30,683
Prudential Securities Secured Financing Corp. 1998-C1 D 7.155% due 1/15/2013(1)	186,332	188,175
Salomon Brothers Mortgage Securities VII, Inc. 2002-KEY2 A2 4.467% due 3/18/2036	1,246,548	1,276,453
1999-C1 G 6.843% due 5/18/2032(1)(2)	1,258,000	1,310,355
Wachovia Bank Commercial Mortgage Trust 2004-C10 A4 4.748% due 2/15/2041	1,889,000	1,865,331
2005-C21 APB 5.174% due 10/15/2044(1)	1,000,000	1,025,595
Total Commercial Mortgage-Backed Securities (Cost $51,359,873)		51,715,522

	Principal Amount	Value
Corporate Bonds – 41.1%
Aerospace & Defense – 0.6%
L-3 Communications Corp. Sr. Sub. Nt. 6.125% due 7/15/2013	1,250,000	1,262,500

		1,262,500
Automotive – 0.9%
Daimler Finance North America LLC 4.875% due 6/15/2010	500,000	508,208
5.875% due 3/15/2011	500,000	522,787
Ford Motor Credit Co. LLC Sr. Nt. 8.625% due 11/1/2010	1,000,000	1,029,647

		2,060,642
Banking – 5.0%
American Express Travel Related Services Co., Inc. Sr. Nt. 5.25% due 11/21/2011(2)	1,000,000	1,048,677

68	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2009	Principal Amount	Value
Banking (continued)
Barclays Bank PLC Sr. Nt. 2.50% due 1/23/2013	$1,200,000	$1,198,619
Citigroup, Inc. Sr. Nt. 5.10% due 9/29/2011	1,300,000	1,343,975
Countrywide Home Loans, Inc. Ser. L 4.00% due 3/22/2011	850,000	868,097
Credit Suisse/New York NY Sr. Nt. 3.45% due 7/2/2012	1,250,000	1,285,754
Merrill Lynch & Co., Inc. Sr. Nt. Ser. B 4.50% due 11/4/2010	1,000,000	1,028,004
Morgan Stanley Sr. Nt. 5.05% due 1/21/2011	1,250,000	1,296,483
PNC Funding Corp. 4.50% due 3/10/2010	350,000	352,296
Rabobank Nederland N.V. Nt. 2.65% due 8/17/2012(2)	750,000	758,614
Sovereign Bancorp, Inc. Sr. Nt. 4.80% due 9/1/2010	350,000	357,359
The Goldman Sachs Group, Inc. Sr. Nt. 3.625% due 8/1/2012	1,000,000	1,030,305
4.50% due 6/15/2010	300,000	305,407

		10,873,590
Brokerage – 0.5%
BlackRock, Inc. Sr. Nt. 2.25% due 12/10/2012	1,200,000	1,194,746

		1,194,746
Building Materials – 1.5%
CRH America, Inc. 5.625% due 9/30/2011	950,000	998,638
Lafarge S.A. Sr. Nt. 6.15% due 7/15/2011	1,400,000	1,458,916

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	69

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2009	Principal Amount	Value
Building Materials (continued)
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	$850,000	$868,299

		3,325,853
Consumer Products – 0.4%
Clorox Co. Sr. Nt. 4.20% due 1/15/2010	325,000	325,296
Whirlpool Corp. Nt. 8.00% due 5/1/2012	500,000	541,701

		866,997
Distributors – 0.1%
ONEOK, Inc. 7.125% due 4/15/2011	290,000	306,724

		306,724
Diversified Manufacturing – 0.2%
Textron Financial Corp. 5.125% due 11/1/2010	350,000	352,836

		352,836
Electric – 3.4%
Allegheny Energy Supply Co. LLC Sr. Nt. 7.80% due 3/15/2011	700,000	737,331
MidAmerican Energy Holdings Co. Sr. Nt. 3.15% due 7/15/2012	1,250,000	1,273,292
Mirant Mid Atlantic Pass Through Trust Ser. A 8.625% due 6/30/2012	936,391	956,289
National Rural Utilities Cooperative Finance Corp. Sr. Sec. Nt. 2.625% due 9/16/2012	1,050,000	1,056,519
NiSource Finance Corp. Sr. Nt. 7.875% due 11/15/2010	1,250,000	1,310,450
Oncor Electric Delivery Co. Sr. Sec. Nt. 6.375% due 5/1/2012	750,000	810,035
Pacific Gas & Electric Co. Sr. Nt. 4.20% due 3/1/2011	650,000	670,753

70	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2009	Principal Amount	Value
Electric (continued)
Virginia Electric and Power Co. Sr. Nt. 4.50% due 12/15/2010	$726,000	$746,650

		7,561,319
Energy – 1.3%
Anadarko Finance Co. Ser. B 6.75% due 5/1/2011	1,200,000	1,268,078
BP Capital Markets PLC 3.125% due 3/10/2012	650,000	669,531
Chevron Corp. 3.45% due 3/3/2012	500,000	519,659
XTO Energy, Inc. 5.00% due 8/1/2010	350,000	358,517

		2,815,785
Entertainment – 0.2%
Time Warner, Inc. 5.50% due 11/15/2011	500,000	530,839

		530,839
Environmental – 0.5%
Allied Waste North America, Inc.
6.375% due 4/15/2011	650,000	678,562
Sr. Sec. Nt.
6.50% due 11/15/2010	350,000	363,948

		1,042,510
Food And Beverage – 2.5%
Anheuser-Busch Cos., Inc. 5.625% due 10/1/2010	375,000	387,799
Anheuser-Busch InBev Worldwide, Inc. 3.00% due 10/15/2012(2)	1,000,000	1,004,685
Diageo Finance BV 3.875% due 4/1/2011	600,000	619,285
Dr. Pepper Snapple Group, Inc. 1.70% due 12/21/2011	1,200,000	1,198,796
Kraft Foods, Inc. Sr. Nt. 5.625% due 11/1/2011	1,200,000	1,274,478
PepsiAmericas, Inc. 5.625% due 5/31/2011	450,000	474,929
SABMiller PLC 6.20% due 7/1/2011(2)	500,000	529,151

		5,489,123

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	71

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2009	Principal Amount	Value
Government Related – 0.6%
Ras Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 4.50% due 9/30/2012(2)	$1,250,000	$1,292,318

		1,292,318
Health Insurance – 0.2%
UnitedHealth Group, Inc. Sr. Nt. 5.125% due 11/15/2010	350,000	362,110

		362,110
Healthcare – 2.4%
AmerisourceBergen Corp. 5.625% due 9/15/2012	750,000	798,565
CareFusion Corp. Sr. Nt. 4.125% due 8/1/2012(2)	1,085,000	1,118,548
Express Scripts, Inc. Sr. Nt. 5.25% due 6/15/2012	1,200,000	1,275,121
Fresenius Medical Care Capital Trust IV 7.875% due 6/15/2011	850,000	880,812
Thermo Fisher Scientific, Inc. Sr. Nt. 2.15% due 12/28/2012(2)	1,200,000	1,183,433

		5,256,479
Insurance - Life – 2.3%
Lincoln National Corp. Sr. Nt. 5.65% due 8/27/2012	935,000	967,666
Metropolitan Life Global Funding I Nt. 2.875% due 9/17/2012(2)	1,200,000	1,209,417
Sr. Sec. Nt.
4.50% due 5/5/2010(2)	400,000	403,573
New York Life Global Funding 2.25% due 12/14/2012(2)	1,200,000	1,193,126
Prudential Financial, Inc. Sr. Nt. Ser. D 5.10% due 12/14/2011	1,200,000	1,252,500

		5,026,282
Insurance P&C – 0.6%
CNA Financial Corp. Sr. Nt. 6.00% due 8/15/2011	1,250,000	1,270,601

		1,270,601

72	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2009	Principal Amount	Value
Media Cable – 1.5%
Comcast Corp. 5.45% due 11/15/2010	$500,000	$516,740
Cox Communications, Inc. 4.625% due 1/15/2010	350,000	350,291
Sr. Nt.
7.75% due 11/1/2010	1,000,000	1,046,865
Time Warner Cable, Inc. 5.40% due 7/2/2012	1,200,000	1,282,115

		3,196,011
Media Noncable – 0.4%
Rainbow National Services LLC 8.75% due 9/1/2012(2)	800,000	815,000

		815,000
Metals And Mining – 2.7%
BHP Billiton Finance USA Ltd. 5.00% due 12/15/2010	350,000	364,332
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.25% due 4/1/2015	1,200,000	1,308,000
Rio Tinto Alcan, Inc. Sr. Nt. 6.45% due 3/15/2011	900,000	944,237
Steel Dynamics, Inc. 7.375% due 11/1/2012	1,950,000	2,008,500
Xstrata Finance Canada Ltd. 5.50% due 11/16/2011(2)	1,200,000	1,259,496

		5,884,565
Non Captive Diversified – 0.6%
GATX Corp. Sr. Nt. 4.75% due 10/1/2012	1,200,000	1,225,366

		1,225,366
Packaging – 0.9%
Ball Corp. Note 6.875% due 12/15/2012	1,200,000	1,215,000
Bemis Co., Inc. Sr. Nt. 4.875% due 4/1/2012	790,000	821,244

		2,036,244

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	73

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2009	Principal Amount	Value
Paper - 0.6%
Rock-Tenn Co. Sr. Sec. Nt. 8.20% due 8/15/2011	$1,200,000	$1,273,500

		1,273,500
Pharmaceuticals – 1.4%
Eli Lilly & Co. Sr. Nt. 3.55% due 3/6/2012	650,000	676,446
Merck & Co., Inc. Sr. Nt. 1.875% due 6/30/2011	700,000	706,595
Pfizer, Inc. Sr. Nt. 4.45% due 3/15/2012	650,000	687,472
Roche Holdings, Inc. 4.50% due 3/1/2012(2)	1,050,000	1,102,833

		3,173,346
Pipelines – 1.7%
Energy Transfer Partners LP Sr. Nt. 5.65% due 8/1/2012	1,000,000	1,062,851
Enterprise Products Operating LLP 4.95% due 6/1/2010	850,000	861,579
Kinder Morgan Energy Partners LP 7.125% due 3/15/2012	550,000	599,752
Plains All American Pipeline LP 4.25% due 9/1/2012	1,250,000	1,289,980

		3,814,162
REITs – 3.7%
Camden Property Trust Sr. Nt. 5.875% due 11/30/2012	750,000	780,755
Liberty Property LP Sr. Nt. 6.375% due 8/15/2012	1,000,000	1,040,388
Mack-Cali Realty LP Sr. Nt. 7.75% due 2/15/2011	1,200,000	1,262,401
ProLogis Sr. Nt. 5.50% due 4/1/2012	1,000,000	1,012,365

74	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2009	Principal Amount	Value
REITs (continued)
Regency Centers LP 6.75% due 1/15/2012	$1,200,000	$1,260,225
7.95% due 1/15/2011	350,000	364,344
Simon Property Group LP Sr. Nt. 4.875% due 3/18/2010	350,000	352,315
5.00% due 3/1/2012	750,000	775,210
Westfield Capital Corp. Ltd. 4.375% due 11/15/2010(2)	1,150,000	1,181,625

		8,029,628
Retailers – 1.0%
Macy’s Retail Holdings, Inc. 6.625% due 4/1/2011	1,100,000	1,134,375
The Home Depot, Inc. Sr. Nt. 5.20% due 3/1/2011	1,000,000	1,037,685

		2,172,060
Supermarkets – 0.7%
New Albertsons, Inc. Sr. Nt. 7.50% due 2/15/2011	750,000	766,875
Safeway, Inc. 4.95% due 8/16/2010	300,000	307,901
The Kroger Co. 6.80% due 4/1/2011	550,000	584,039

		1,658,815
Technology – 1.2%
Agilent Technologies, Inc. Sr. Nt. 4.45% due 9/14/2012	1,300,000	1,345,052
Hewlett-Packard Co. Sr. Nt. 4.25% due 2/24/2012	500,000	524,468
National Semiconductor Corp. Sr. Nt. 6.15% due 6/15/2012	750,000	785,585

		2,655,105
Wireless – 0.3%
Verizon Wireless Capital LLC Sr. Nt. 5.25% due 2/1/2012	600,000	636,375

		636,375

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	75

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2009	Principal Amount	Value
Wirelines – 1.2%
Qwest Corp. Sr. Nt. 7.875% due 9/1/2011	$1,200,000	$1,257,000
Telecom Italia Capital S.A. 4.875% due 10/1/2010	1,250,000	1,279,371

		2,536,371
Total Corporate Bonds (Cost $88,316,360)		89,997,802

	Principal Amount	Value
Government Agencies – 6.9%
Bank of America Corp. 3.125% due 6/15/2012(4)	450,000	466,289
Federal Farm Credit Bank 1.875% due 12/7/2012	7,500,000	7,498,410
FHLMC 2.50% due 3/23/2012	1,910,000	1,917,486
FNMA 2.00% due 4/1/2011	1,495,000	1,501,273
5.00% due 10/15/2011	760,000	812,252
5.125% due 4/15/2011	1,800,000	1,901,428
General Electric Capital Corp. 2.20% due 6/8/2012(4)	450,000	456,311
PNC Funding Corp. 2.30% due 6/22/2012(4)	450,000	457,603

Total Government Agencies (Cost $14,825,064)		15,011,052

	Principal Amount	Value
Hybrid ARMS – 0.1%
FNMA 6.251% due 8/1/2046(1)	223,318	236,694

Total Hybrid ARMS (Cost $225,363)		236,694

76	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2009	Principal Amount	Value
Mortgage-Backed Securities – 0.1%
FHLMC 7.00% due 9/1/2038	$272,757	$297,475

Total Mortgage-Backed Securities (Cost $283,790)		297,475

	Principal Amount	Value
U.S. Treasury – 6.3%
U.S. Treasury Notes 1.00% due 12/31/2011	6,937,000	6,917,493
1.125% due 12/15/2012	7,080,000	6,966,579

Total U.S. Treasury (Cost $13,914,814)		13,884,072

	Principal Amount	Value
Repurchase Agreements – 2.0%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2009, maturity value of $4,359,000, due 1/4/2010(3)	4,359,000	4,359,000
Total Repurchase Agreements (Cost $4,359,000)		4,359,000
Total Investments - 98.0% (Cost $212,292,851)		214,673,833
Other Assets, Net - 2.0%		4,310,850
Total Net Assets - 100.0%		$218,984,683

(1)	Variable rate security. The rate shown is the rate in effect at December 31, 2009.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2009, the aggregate market value of these securities amounted to $25,632,529, representing 11.7% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLMC	4.375%	7/17/2015	$4,448,500

(4)	Classified under Government Agencies as a result of participation in the U.S. Government Troubled Asset Relief Program.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	77

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$33,172,067	$—	$33,172,067

Collateralized Mortgage Obligations	—	6,000,149	—	6,000,149

Commercial Mortgage-Backed Securities	—	51,715,522	—	51,715,522

Corporate Bonds	—	89,997,802	—	89,997,802

Government Agencies	—	15,011,052	—	15,011,052

Hybrid ARMS	—	236,694	—	236,694

Mortgage-Backed Securities	—	297,475	—	297,475

U.S. Treasury	—	13,884,072	—	13,884,072

Repurchase Agreements	—	4,359,000	—	4,359,000

Total	$—	$214,673,833	$—	$214,673,833

78	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND FUND

December 31, 2009	Principal Amount	Value
Corporate Bonds – 95.5%
Aerospace/Defense – 1.8%
BE Aerospace, Inc. Sr. Nt. 8.50% due 7/1/2018	$460,000	$487,600
L-3 Communications Corp. Sr. Sub. Nt. 5.875% due 1/15/2015	180,000	179,775
6.375% due 10/15/2015	600,000	602,250
Moog, Inc. Sr. Sub. Nt. 7.25% due 6/15/2018	450,000	434,812
Triumph Group, Inc. Sr. Sub. Nt. 8.00% due 11/15/2017(1)	290,000	292,538

		1,996,975
Airlines – 0.2%
Delta Air Lines, Inc. Sr. Sec. Nt. 9.50% due 9/15/2014(1)	270,000	280,463

		280,463
Automotive – 5.8%
American Axle & Manufacturing Holdings, Inc. Sr. Sec. Nt. 9.25% due 1/15/2017(1)	150,000	152,250
Ford Motor Credit Co. LLC Sr. Nt. 7.25% due 10/25/2011	2,550,000	2,575,225
7.50% due 8/1/2012	120,000	121,015
8.00% due 12/15/2016	700,000	700,930
8.70% due 10/1/2014	510,000	533,201
9.875% due 8/10/2011	570,000	596,803
Goodyear Tire & Rubber Co. Sr. Nt. 8.625% due 12/1/2011	91,000	94,412
10.50% due 5/15/2016	170,000	187,850
Navistar International Corp. 8.25% due 11/1/2021	700,000	717,500
Titan International, Inc. Sr. Nt. 8.00% due 1/15/2012	160,000	156,800
TRW Automotive, Inc. Sr. Nt. 8.875% due 12/1/2017(1)	600,000	624,000

		6,459,986

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	79

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND FUND

December 31, 2009	Principal Amount	Value
Banking – 1.0%
Bank of America Corp. Ser. M 8.125% due 5/15/2018(2)(3)	$650,000	$625,781
Zions Bancorporation Sr. Nt. 7.75% due 9/23/2014	550,000	485,375

		1,111,156
Brokerage – 0.6%
E*Trade Financial Corp. Sr. Nt. 12.50% due 11/30/2017(4)	584,000	663,570

		663,570
Building Materials – 2.8%
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	910,000	929,590
Mohawk Industries, Inc. Sr. Nt. 6.875% due 1/15/2016	330,000	328,350
Norcraft Cos. L.P. Sr. Sub. Nt. 9.00% due 11/1/2011	500,000	500,625
Sr Sec. Nt.
10.50% due 12/15/2015(1)	580,000	594,500
Texas Industries, Inc. 7.25% due 7/15/2013	760,000	746,700

		3,099,765
Chemical – 1.1%
Huntsman International LLC 5.50% due 6/30/2016(1)	270,000	239,625
Koppers, Inc. 7.875% due 12/1/2019(1)	300,000	303,000
NOVA Chemicals Corp. Sr. Nt. 8.375% due 11/1/2016(1)	240,000	243,600
8.625% due 11/1/2019(1)	240,000	244,200
Terra Capital, Inc. 7.75% due 11/1/2019(1)	220,000	235,400

		1,265,825
Construction Machinery – 1.3%
Terex Corp. Sr. Sub. Nt. 8.00% due 11/15/2017	290,000	279,125
Sr. Nt. 10.875% due 6/1/2016	500,000	557,500

80	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND FUND

December 31, 2009	Principal Amount	Value
Construction Machinery (continued)
United Rentals NA, Inc. Sr. Sub. Nt. 7.75% due 11/15/2013	$640,000	$601,600

		1,438,225
Consumer Cyclical Services – 1.8%
Corrections Corp. of America 7.75% due 6/1/2017	540,000	556,200
NCO Group, Inc. Sr. Nt. 5.148% due 11/15/2013(2)	165,000	133,031
Sr. Sub. Nt. 11.875% due 11/15/2014	180,000	137,925
Service Corp. International Sr. Nt. 7.625% due 10/1/2018	490,000	485,100
8.00% due 11/15/2021	350,000	344,750
Travelport LLC Sr. Nt. 4.881% due 9/1/2014(2)	440,000	398,750

		2,055,756
Consumer Products – 0.7%
Colt Defense LLC Sr. Nt. 8.75% due 11/15/2017(1)	280,000	289,100
Easton-Bell Sports, Inc. Sr. Sec. Nt. 9.75% due 12/1/2016(1)	270,000	279,788
Jarden Corp. Sr. Nt. 8.00% due 5/1/2016	170,000	175,525

		744,413
Distributors – 1.0%
Ferrellgas Partners L.P. Sr. Nt. 6.75% due 5/1/2014	380,000	374,300
Inergy LP 8.25% due 3/1/2016	600,000	609,000
8.75% due 3/1/2015	160,000	164,400

		1,147,700
Diversified Manufacturing – 0.1%
ESCO Corp. Sr. Nt. 8.625% due 12/15/2013(1)	90,000	89,550

		89,550

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	81

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND FUND

December 31, 2009	Principal Amount	Value
Electric – 6.7%
CMS Energy Corp. Sr. Nt. 6.55% due 7/17/2017	$530,000	$523,407
Dynegy Holdings, Inc. Sr. Nt. 7.50% due 6/1/2015(1)	360,000	331,200
7.75% due 6/1/2019	460,000	399,050
Edison Mission Energy Sr. Nt. 7.00% due 5/15/2017	800,000	632,000
Midwest Generation LLC Ser. B 8.56% due 1/2/2016	442,444	446,869
Mirant Americas Generation LLC Sr. Nt. 8.30% due 5/1/2011	180,000	184,500
Mirant Mid Atlantic Pass Through Tr. Ser. A 8.625% due 6/30/2012	187,626	191,613
Ser. B 9.125% due 6/30/2017	429,373	450,842
Mirant North America LLC 7.375% due 12/31/2013	380,000	375,725
North American Energy Alliance LLC Sr. Sec. Nt. 10.875% due 6/1/2016(1)	160,000	170,000
NRG Energy, Inc. Sr. Nt. 7.375% due 1/15/2017	645,000	646,612
RRI Energy, Inc. Sr. Nt. 7.625% due 6/15/2014	360,000	356,400
7.875% due 6/15/2017	560,000	550,200
Texas Competitive Electric Holdings Co. LLC Ser. A 10.25% due 11/1/2015(5)	1,180,000	955,800
Ser. B 10.25% due 11/1/2015(5)	740,000	599,400
The AES Corp. Sr. Nt. 8.00% due 10/15/2017-6/1/2020	720,000	735,750

		7,549,368
Energy – 12.9%
Allis-Chalmers Energy, Inc. 9.00% due 1/15/2014	570,000	544,350

82	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND FUND

December 31, 2009	Principal Amount	Value
Energy (continued)
Alon Refining Krotz Springs, Inc. Sr. Sec. Nt. 13.50% due 10/15/2014(1)	$480,000	$447,600
Antero Resources Finance Corp. Sr. Nt. 9.375% due 12/1/2017(1)	150,000	153,000
Atlas Energy Operating Co. LLC 10.75% due 2/1/2018	210,000	232,050
12.125% due 8/1/2017	280,000	317,800
Basic Energy Services, Inc. Sr. Sec. Nt. 11.625% due 8/1/2014	250,000	267,500
Berry Petroleum Co. Sr. Sub. Nt. 8.25% due 11/1/2016	110,000	108,350
Sr. Nt. 10.25% due 6/1/2014	450,000	489,375
Chaparral Energy, Inc. Sr. Nt. 8.50% due 12/1/2015	865,000	763,362
Chesapeake Energy Corp. 6.875% due 1/15/2016	360,000	360,000
7.50% due 9/15/2013	220,000	223,850
Sr. Nt. 7.625% due 7/15/2013	300,000	314,250
9.50% due 2/15/2015	500,000	548,750
Compagnie Generale de Geophysique-Veritas Sr. Nt. 7.75% due 5/15/2017	85,000	84,363
Complete Production Services, Inc. Sr. Nt. 8.00% due 12/15/2016	370,000	364,913
Connacher Oil and Gas Ltd. Sr. Sec. Nt. 10.25% due 12/15/2015(1)	600,000	549,000
11.75% due 7/15/2014(1)	300,000	331,500
Continental Resources, Inc. Sr. Nt. 8.25% due 10/1/2019(1)	270,000	283,500
Denbury Resources, Inc. 9.75% due 3/1/2016	320,000	341,600
Expro Finance Luxembourg SCA Sr. Sec. Nt. 8.50% due 12/15/2016(1)	380,000	377,150
Forest Oil Corp. 7.25% due 6/15/2019	180,000	177,750

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	83

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND FUND

December 31, 2009	Principal Amount	Value
Energy (continued)
Helix Energy Solutions Group, Inc. Sr. Nt. 9.50% due 1/15/2016(1)	$360,000	$369,000
Hercules Offshore, Inc. Sr. Sec. Nt. 10.50% due 10/15/2017(1)	160,000	168,800
Holly Corp. Sr. Nt. 9.875% due 6/15/2017(1)	180,000	189,450
Linn Energy LLC 9.875% due 7/1/2018	290,000	308,125
11.75% due 5/15/2017(1)	280,000	314,300
OPTI Canada, Inc. Sr. Sec. Nt. 7.875% due 12/15/2014	200,000	164,000
8.25% due 12/15/2014	1,315,000	1,083,231
9.00% due 12/15/2012(1)	200,000	204,500
Quicksilver Resources, Inc. 7.125% due 4/1/2016	860,000	801,950
8.25% due 8/1/2015	270,000	276,750
Sr. Nt. 11.75% due 1/1/2016	400,000	454,000
SandRidge Energy, Inc. 8.625% due 4/1/2015(4)	280,000	280,000
Sr. Nt. 9.875% due 5/15/2016(1)	250,000	263,125
Stallion Oilfield Services Sr. Nt. 9.75% due 2/1/2015(1)(6)	1,130,000	661,050
Stone Energy Corp. Sr. Sub. Nt. 6.75% due 12/15/2014	550,000	490,875
Venoco, Inc. Sr. Nt. 11.50% due 10/1/2017(1)	550,000	577,500
Western Refining, Inc. Sr. Sec. Nt. 11.25% due 6/15/2017(1)	200,000	181,000
Whiting Petroleum Corp. Sr. Sub. Nt. 7.00% due 2/1/2014	400,000	401,500

		14,469,169
Entertainment – 0.3%
WMG Acquisition Corp. Sr. Sec. Nt. 9.50% due 6/15/2016(1)	340,000	364,225

		364,225

84	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND FUND

December 31, 2009	Principal Amount	Value
Food And Beverage – 2.1%
Aramark Corp. Sr. Nt. 3.781% due 2/1/2015(2)	$135,000	$123,525
8.50% due 2/1/2015	855,000	880,650
Constellation Brands, Inc. Ser. B 7.25% due 5/15/2017	180,000	182,475
8.125% due 1/15/2012	160,000	160,600
Michael Foods, Inc. Sr. Sub. Nt. 8.00% due 11/15/2013	808,000	827,190
Smithfield Foods, Inc. Sr. Sec. Nt. 10.00% due 7/15/2014(1)	170,000	184,450

		2,358,890
Gaming – 3.9%
Boyd Gaming Corp. Sr. Sub. Nt. 6.75% due 4/15/2014	200,000	180,250
7.125% due 2/1/2016	400,000	348,000

Harrah’s Operating Co., Inc. Sr. Sec. Nt. 10.00% due 12/15/2018(1)	630,000	505,575
MGM Mirage, Inc. Sr. Nt. 7.50% due 6/1/2016	340,000	265,200
Sr. Sec. Nt.
10.375% due 5/15/2014(1)	140,000	151,900
11.125% due 11/15/2017(1)	290,000	321,175
Sr. Nt. 11.375% due 3/1/2018(1)	160,000	143,200
Pokagon Gaming Authority Sr. Nt. 10.375% due 6/15/2014(1)	186,000	193,440
Scientific Games Corp. 7.875% due 6/15/2016(1)	590,000	592,950
Scientific Games International, Inc. 9.25% due 6/15/2019 Sr. Sub. Nt.	340,000	357,000
9.25% due 6/15/2019(1)	280,000	294,000
Snoqualmie Entertainment Authority Sr. Nt. 9.125% due 2/1/2015(1)	545,000	288,850
Wynn Las Vegas LLC
6.625% due 12/1/2014	750,000	724,687

		4,366,227

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	85

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND FUND

December 31, 2009	Principal Amount	Value
Healthcare – 6.9%
Alliance HealthCare Services, Inc. Sr. Nt. 8.00% due 12/1/2016(1)	$1,200,000	$1,170,000
Apria Healthcare Group, Inc. Sr. Sec. Nt. 12.375% due 11/1/2014(1)	520,000	572,000
Bio-Rad Laboratories, Inc. Sr. Sub. Nt.
7.50% due 8/15/2013	300,000	306,375
8.00% due 9/15/2016(1)	425,000	448,375
Community Health Systems, Inc. 8.875% due 7/15/2015	60,000	62,100
DaVita, Inc. 7.25% due 3/15/2015	570,000	571,425
Fresenius Medical Care Capital Tr. 7.875% due 6/15/2011	570,000	590,662
HCA, Inc. Sr. Nt. 6.75% due 7/15/2013 Sr. Sec. Nt.	570,000	561,450
7.875% due 2/15/2020(1)	250,000	260,313
8.50% due 4/15/2019(1)	340,000	366,350
Sec. Nt. 9.125% due 11/15/2014	922,000	972,710
9.25% due 11/15/2016 Sr. Sec. Nt.	630,000	676,462
9.875% due 2/15/2017(1)	280,000	309,400
Health Management Associates, Inc. Sr. Nt. 6.125% due 4/15/2016	550,000	515,625
US Oncology, Inc. Sr. Sec. Nt. 9.125% due 8/15/2017	300,000	315,000

		7,698,247
Home Construction – 0.7%
K Hovnanian Enterprises, Inc. Sr. Sec. Nt. 10.625% due 10/15/2016(1)	320,000	334,400
KB Home 9.10% due 9/15/2017	170,000	178,500
The Ryland Group, Inc. 5.375% due 5/15/2012	290,000	294,350

		807,250
Industrial Other – 0.6%
Belden, Inc. 9.25% due 6/15/2019(1)	340,000	359,125
JohnsonDiversey Holdings, Inc. Sr. Nt. 8.25% due 11/15/2019(1)	300,000	303,750

		662,875

86	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND FUND

December 31, 2009	Principal Amount	Value
Lodging – 2.2%
Host Hotels & Resorts L.P. Sr. Nt. 9.00% due 5/15/2017(1)	$170,000	$183,813
Host Marriott L.P. Sr. Nt. Ser. O 6.375% due 3/15/2015	900,000	882,000
Royal Caribbean Cruises Ltd. Sr. Nt. 6.875% due 12/1/2013	360,000	353,700
7.00% due 6/15/2013	540,000	538,650
Starwood Hotels & Resorts Worldwide, Inc. Sr. Nt. 7.875% due 10/15/2014	510,000	545,062

		2,503,225
Media Cable – 3.8%
Cablevision Systems Corp. Sr. Nt. 8.00% due 4/15/2012(2)	510,000	539,325
CSC Holdings, Inc. Sr. Nt. 8.50% due 4/15/2014 -6/15/2015(1)	610,000	649,650
8.625% due 2/15/2019(1)	160,000	172,200
DISH DBS Corp. 7.875% due 9/1/2019	820,000	859,975
EchoStar DBS Corp. Sr. Nt. 6.625% due 10/1/2014	295,000	297,581
Mediacom LLC Sr. Nt. 9.125% due 8/15/2019(1)	170,000	173,400
Videotron Ltee. 9.125% due 4/15/2018	290,000	319,000
9.125% due 4/15/2018(1)	280,000	308,000
Virgin Media Finance PLC Ser. 1 9.50% due 8/15/2016	840,000	901,950

		4,221,081
Media Noncable – 8.6%
Block Communications, Inc. Sr. Nt. 8.25% due 12/15/2015(1)	1,120,000	1,087,800
Clear Channel Worldwide Holdings, Inc. Ser. A 9.25% due 12/15/2017(1)	350,000	357,000
Ser. B 9.25% due 12/15/2017(1)	460,000	473,800

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	87

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND FUND

December 31, 2009	Principal Amount	Value
Media Noncable (continued)
Gannett Co., Inc.
Sr. Nt. 8.75% due 11/15/2014(1)	$140,000	$144,900
9.375% due 11/15/2017(1)	140,000	144,550
GeoEye, Inc. Sr. Sec. Nt. 9.625% due 10/1/2015(1)	270,000	277,762
Hughes Network Systems LLC Sr. Nt. 9.50% due 4/15/2014	420,000	433,650
Inmarsat Finance PLC 7.375% due 12/1/2017(1)	150,000	153,375
Intelsat Corp. Sr. Nt. 9.25% due 8/15/2014	380,000	390,450
Intelsat Jackson Holdings Ltd. 8.50% due 11/1/2019(1)	270,000	278,100
11.25% due 6/15/2016	290,000	313,925
Intelsat Subsidiary Holding Co. Ltd.
8.50% due 1/15/2013	900,000	918,000
8.875% due 1/15/2015	160,000	165,600
8.875% due 1/15/2015(1)	140,000	144,200
Lamar Media Corp. Sr. Nt. 6.625% due 8/15/2015	500,000	483,600
Nielsen Finance LLC 11.50% due 5/1/2016	560,000	625,800
Quebecor Media, Inc. Sr. Nt. 7.75% due 3/15/2016	821,000	818,948
Rainbow National Services LLC 8.75% due 9/1/2012(1)	930,000	947,437
RH Donnelley, Inc. 11.75% due 5/15/2015(1)(6)	595,000	490,875
Sinclair Broadcast Group, Inc. 8.00% due 3/15/2012	830,000	811,325
Sinclair Television Group, Inc. Sr. Sec. Nt. 9.25% due 11/1/2017(1)	160,000	166,400

		9,627,497
Metals And Mining – 1.4%
Cloud Peak Energy Resources LLC
8.25% due 12/15/2017(1)	300,000	300,000
8.50% due 12/15/2019(1)	300,000	306,000

88	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND FUND

December 31, 2009	Principal Amount	Value
Metals And Mining (continued)
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.25% due 4/1/2015	$175,000	$190,750
Steel Dynamics, Inc. 7.375% due 11/1/2012	800,000	824,000

		1,620,750
Non Captive Diversified – 1.6%
CIT Group Funding Co. of Delaware LLC Sr. Sec. Nt. 10.25% due 5/1/2013	1,740,000	1,774,800

		1,774,800
Packaging – 1.5%
Ball Corp.
7.125% due 9/1/2016	200,000	205,000
7.375% due 9/1/2019	200,000	205,500
Crown Americas LLC
7.625% due 11/15/2013	72,000	74,340
Sr. Nt.
7.625% due 5/15/2017(1)	340,000	352,750
Owens-Brockway Glass Container, Inc. 7.375% due 5/15/2016	340,000	351,050
Reynolds Group Issuer, Inc. Sr. Sec. Nt. 7.75% due 10/15/2016 (1)	180,000	184,050
Silgan Holdings, Inc. Sr. Nt. 7.25% due 8/15/2016	300,000	308,250

		1,680,940
Paper – 2.3%
Cascades, Inc.
Sr. Nt.
7.75% due 12/15/2017(1)	300,000	303,000
7.875% due 1/15/2020(1)	440,000	446,600
Graphic Packaging International, Inc. Sr. Sub. Nt. 9.50% due 8/15/2013	1,022,000	1,055,215
Rock-Tenn Co.
9.25% due 3/15/2016	370,000	401,913
Sr. Nt.
9.25% due 3/15/2016 (1)	340,000	369,325

		2,576,053
Pipelines – 2.5%
Atlas Pipeline Partners L.P. 8.75% due 6/15/2018	760,000	672,600

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SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND FUND

December 31, 2009	Principal Amount	Value
Pipelines (continued)
El Paso Corp.
Sr. Nt.
8.25% due 2/15/2016	$160,000	$170,800
12.00% due 12/12/2013	640,000	750,400
MarkWest Energy Partners L.P.
Ser. B
6.875% due 11/1/2014	170,000	160,650
Sr. Nt. Ser. B
8.50% due 7/15/2016	400,000	407,000
Regency Energy Partners L.P. Sr. Nt. 9.375% due 6/1/2016(1)	340,000	362,100
SemGroup L.P. Sr. Nt. 8.75% due 11/15/2015(1)(6)	715,000	50,050
Targa Resources Partners L.P. 8.25% due 7/1/2016	180,000	178,425

		2,752,025
Railroads – 1.2%
American Railcar Industries, Inc. Sr. Nt. 7.50% due 3/1/2014	440,000	410,850
RailAmerica, Inc. Sr. Sec. Nt. 9.25% due 7/1/2017	900,000	957,375

		1,368,225
REITs – 0.8%
Reckson Operating Partnership L.P. Sr. Nt. 5.15% due 1/15/2011	900,000	896,820

		896,820
Retailers – 3.4%
Burlington Coat Factory Warehouse Corp. 11.125% due 4/15/2014	650,000	671,125
Duane Reade, Inc. Sr. Sec. Nt. 11.75% due 8/1/2015	140,000	151,900
J.C. Penney Corp., Inc. Sr. Nt. 7.65% due 8/15/2016	1,130,000	1,220,400
Macy’s Retail Holdings, Inc. 8.875% due 7/15/2015(5)	540,000	595,350
Susser Holdings LLC 10.625% due 12/15/2013	550,000	573,375

90	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND FUND

December 31, 2009	Principal Amount	Value
Retailers (continued)
The Neiman Marcus Group, Inc. 10.375% due 10/15/2015	$650,000	$637,000

		3,849,150
Supermarkets – 0.8%
Supervalu, Inc. Sr. Nt. 7.50% due 11/15/2014	600,000	607,500
The Great Atlantic & Pacific Tea Co., Inc. Sr. Sec. Nt. 11.375% due 8/1/2015(1)	170,000	178,925
Tops Markets LLC Sr. Sec. Nt. 10.125% due 10/15/2015(1)	160,000	164,800

		951,225
Technology – 7.0%
Anixter, Inc. 10.00% due 3/15/2014	510,000	563,550
Communications & Power Industries, Inc. Sr. Sub. Nt. 8.00% due 2/1/2012	490,000	488,163
DuPont Fabros Technology LP 8.50% due 12/15/2017(1)	530,000	538,612
First Data Corp.
9.875% due 9/24/2015	540,000	499,950
GXS Worldwide, Inc. Sr. Sec. Nt. 9.75% due 6/15/2015(1)	530,000	520,725
Iron Mountain, Inc.
6.625% due 1/1/2016	200,000	196,000
Sr. Sub. Nt.
8.375% due 8/15/2021	340,000	351,050
Jabil Circuit, Inc.
Sr. Nt.
7.75% due 7/15/2016	280,000	294,000
8.25% due 3/15/2018	580,000	620,600
JDA Software Group, Inc. Sr. Nt. 8.00% due 12/15/2014(1)	150,000	153,000
Nortel Networks Ltd.
Sr. Nt.
8.508% due 7/15/2011(2)(6)	270,000	187,650
10.75% due 7/15/2016(6)	330,000	235,950
Seagate Technology HDD Holdings 6.80% due 10/1/2016	580,000	561,150

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	91

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND FUND

December 31, 2009	Principal Amount	Value
Technology – 7.0%
Stream Global Services, Inc. Sr. Sec. Nt. 11.25% due 10/1/2014(1)	$320,000	$323,600
SunGard Data Systems, Inc. 10.625% due 5/15/2015	1,210,000	1,332,512
Terremark Worldwide, Inc. Sr. Sec. Nt. 12.00% due 6/15/2017(1)	500,000	552,500
Viasystems, Inc. Sr. Sec. Nt. 12.00% due 1/15/2015(1)	360,000	385,650

		7,804,662
Textile – 0.1%
Hanesbrands, Inc. Sr. Nt. 8.00% due 12/15/2016	150,000	152,813

		152,813
Transportation Services – 1.0%
Avis Budget Car Rental LLC
Sr. Nt.
2.773% due 5/15/2014(2)	100,000	82,500
7.625% due 5/15/2014	100,000	95,000
7.75% due 5/15/2016	300,000	280,500
Hertz Corp. 8.875% due 1/1/2014	330,000	337,425
Navios Maritime Holdings, Inc. Nt. 8.875% due 11/1/2017(1)	360,000	373,950

		1,169,375
Wireless – 3.9%
Nextel Communications, Inc.
Ser. F
5.95% due 3/15/2014	510,000	476,213
Ser. E
6.875% due 10/31/2013	550,000	533,500
Ser. D
7.375% due 8/1/2015	300,000	291,750
NII Capital Corp. 8.875% due 12/15/2019(1)	910,000	886,112
SBA Telecommunications, Inc.
8.00% due 8/15/2016(1)	430,000	449,350
8.25% due 8/15/2019(1)	280,000	296,800
Sprint Capital Corp.
6.90% due 5/1/2019	885,000	814,200
8.375% due 3/15/2012	210,000	217,350

92	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND FUND

December 31, 2009	Principal Amount	Value
Wireless (continued)
Sprint Nextel Corp. Sr. Nt. 8.375% due 8/15/2017	$180,000	$183,600
Wind Acquisition Finance SA Sr. Nt. 11.75% due 7/15/2017(1)	170,000	185,725

		4,334,600
Wirelines – 1.1%
Frontier Communications Corp. Sr. Nt. 8.125% due 10/1/2018	540,000	546,750
GCI, Inc. Sr. Nt. 8.625% due 11/15/2019(1)	180,000	181,575
Qwest Communications International, Inc. 8.00% due 10/1/2015(1)	150,000	154,125
Windstream Corp. 7.875% due 11/1/2017(1)	330,000	325,875

		1,208,325
Total Corporate Bonds (Cost $103,231,506)		107,121,201

	Shares	Value
Common Stocks – 0.5%
Banking – 0.5%
Citigroup, Inc.	166,615	$551,496

Total Common Stocks (Cost $501,612)		$551,496

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	93

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND FUND

	Principal Amount	Value
Repurchase Agreements – 2.4%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 12/31/2009, maturity value of $2,702,000, due 1/4/2010(7)	$2,702,000	$2,702,000
Total Repurchase Agreements (Cost $2,702,000)		2,702,000
Total Investments - 98.4% (Cost $106,435,118)		110,374,697
Other Assets, Net - 1.6%		1,789,777
Total Net Assets - 100.0%		$112,164,474

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2009, the aggregate market value of these securities amounted to $31,101,628, representing 27.7% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate security. The rate shown is the rate in effect at December 31, 2009.
(3)	Maturity is perpetual. Maturity date presented represents the next call date.
(4)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(5)	Step-up bond.
(6)

Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table presents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount	Acquisition Cost	Value

Nortel Networks Ltd. Sr. Nt.	8.508%	7/15/2011	$270,000	$271,678	$187,650

Nortel Networks Ltd. Sr. Nt.	10.75%	7/15/2016	330,000	328,386	235,950

RH Donnelley, Inc.	11.75%	5/15/2015	595,000	545,913	490,875

SemGroup L.P. Sr. Nt.	8.75%	11/15/2015	715,000	713,425	50,050

Stallion Oilfield Services Sr. Nt.	9.75%	2/1/2015	1,130,000	749,100	661,050

(7)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLMC	4.375%	7/17/2015	$2,761,325

94	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND FUND

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$107,121,201	$—	$107,121,201

Common Stocks	551,496	—	—	551,496

Repurchase Agreements	—	2,702,000	—	2,702,000

Total	$551,496	$109,823,201	$—	$110,374,697

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	95

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2009	Principal Amount	Value
Municipal Bonds – 92.5%
Alabama – 0.1%
Alabama 21st Century Auth. Tobacco Settlement Rev., 5.75% due 12/1/2019	$160,000	$163,075

		163,075
Arizona – 2.7%
Arizona St. Transn. Brd. Hwy. Rev. Ser. B 5.00% due 7/1/2032	1,000,000	1,048,600
AZ Wtr. Infrastructure Fin. Auth. Rev. Wtr Quality-Ser. A 5.00% due 10/1/2027	1,500,000	1,654,950
Chandler, AZ G.O. 5.00% due 7/1/2021	1,500,000	1,690,935
Mesa AZ Utility Sys. Rev. FGIC Insured 5.00% due 7/1/2027	575,000	595,591
Phoenix, AZ G.O. Ser. B, 5.375% due 7/1/2012(1)	1,000,000	1,074,390

		6,064,466
California – 6.6%
California St. Dept. Wtr. Res. Pwr. Supply Rev. 5.00% due 5/1/2022	1,500,000	1,611,780
California St. Pub. Wrks. Brd. Lease Rev.
Dept. Gen. Svcs. Bldgs. 8 & 9 Ser. A
6.125% due 4/1/2028	1,000,000	1,015,740
Trustees Calif. St. Univ. Ser. D
6.125% due 4/1/2028	1,245,000	1,293,331
Dept. Dev. Svcs. Porterville Ser. C
6.50% due 4/1/2029	1,500,000	1,555,650
California St. Var. Purp. G.O.
6.00% due 4/1/2035, 11/1/2035	3,000,000	3,077,090
6.50% due 4/1/2033	2,000,000	2,153,620
San Francisco Calif. Bay Area Rapid Tran Dist. 5.00% due 8/1/2023	1,500,000	1,636,980
Univ. of California Revs. Ser. O 5.75% due 5/15/2029	1,000,000	1,140,470
Western Mun. Wtr. Dist. Facs. Auth. Calif. Wtr. Rev. Ser. B 5.00% due 10/1/2034	1,500,000	1,535,910

		15,020,571

96	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2009	Principal Amount	Value
Colorado – 3.7%
Colorado Health Facs. Auth. Rev.
Ref-Adventist Health/Sunbelt Ser. D 5.25% due 11/15/2027, 11/15/2035	$3,725,000	$3,666,510
Colorado Hsg. & Fin. Auth. Single Family Mtg. Ser. A, FHA Insured 5.50% due 11/1/2029	1,500,000	1,566,345
North Metro Fire Rescue Dist. Colorado G.O., AMBAC insured 5.00% due 12/1/2027	1,000,000	1,067,220
West Metro Fire Protn. Dist. CO G.O. Ser. A, MBIA insured 5.25% due 12/1/2026	1,895,000	2,072,429

		8,372,504
Connecticut – 2.8%
Connecticut St. Revolving Fd. Ser. A 5.00% due 6/1/2026	1,500,000	1,667,475
Connecticut St. G.O. Ser. A 5.00% due 2/15/2029	1,500,000	1,630,215
Connecticut St. Hsg. Fin. Hsg. Mtg. Fin. Prog. Ser. C-4 5.00% due 11/15/2029	1,405,000	1,459,837
Connecticut St. Spl. Tax Oblig. Rev. Transn. Infrastructure Ser. A 5.00% due 11/1/2027	1,500,000	1,610,475

		6,368,002
Delaware – 0.6%
Wilmington Delaware G.O. Ser.A 5.00% due 12/1/2028	1,250,000	1,346,688

		1,346,688
Florida – 4.0%
Brevard Cnty. FLA Health Facs. Auth. Health Care Facs. Rev. Health First Inc. Proj. 7.00% due 4/1/2039	1,500,000	1,646,250
Florida St. Dept. Trans.–Right of Way 5.375% due 7/1/2027	1,500,000	1,646,505
Miami-Dade Cnty. FLA Aviation Rev. Ser. A 6.00% due 10/1/2027	1,500,000	1,610,790
Palm Beach Cnty. FLA Wtr. & Swr. Rev. FPL Reclaimed Wtr. Proj. 5.25% due 10/1/2033	1,500,000	1,608,585

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	97

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2009	Principal Amount	Value
Florida (continued)
Sarasota Cnty. FLA Pub. Hosp. Dist. Hosp. Rev.
Sarasota Memorial Hosp. Proj. Ser. A
5.50% due 7/1/2034	$1,000,000	$1,014,010
5.625% due 7/1/2039	1,500,000	1,529,250

		9,055,390
Georgia – 4.2%
Atlanta GA Wtr. & Wastewtr. Rev. Ser. A
6.00% due 11/1/2027, 11/1/2029	3,000,000	3,142,560
Gwinnett Cnty. GA Sch. Dist. G.O.
5.00% due 2/1/2027, 2/1/2036	4,500,000	4,867,425
Metropolitan Atlanta Rapid Tran. Auth. GA Sales Tax Rev. Ref-Third Indenture-Ser. B, FSA insured 5.00% due 7/1/2026	1,500,000	1,603,215

		9,613,200
Idaho – 0.8%
Boise St. Univ. Idaho. Revs. Ref-Gen-Ser. A 5.00% due 4/1/2034	1,750,000	1,835,645

		1,835,645
Illinois – 1.4%
Illinois St. G.O. 5.00% due 4/1/2025	1,500,000	1,585,935
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Ser. B 5.50% due 1/1/2033	1,500,000	1,613,220

		3,199,155
Iowa – 1.5%
Iowa Fin. Auth. Rev. Revolving Fd. 5.00% due 8/1/2029	1,750,000	1,908,305
Iowa St. Spl. Oblig. iJobs Prog. Ser. A 5.00% due 6/1/2027	1,500,000	1,626,330

		3,534,635
Kansas – 2.0%
Kansas St. Dept. Transn. Hwy. Rev. Ser. B-2 5.00% due 9/1/2022	1,500,000	1,691,730
Kansas St. Dev. Fin. Auth. Lease Rev. Ser. G-1, MBIA insured 5.125% due 4/1/2022	1,300,000	1,402,076
Kansas St. Dev. Fin. Auth. Hosp. Rev. Adventist Health 5.50% due 11/15/2029	1,500,000	1,538,910

		4,632,716

98	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2009	Principal Amount	Value
Louisiana – 0.7%
Louisiana Loc. Govt. Environmental Facs. & Cmnty. Dev. Auth. Jefferson Parish Ser. A 5.25% due 4/1/2022	$1,525,000	$1,634,373

		1,634,373
Maine – 0.7%
Maine St. Tpk. Auth. Tpk. Rev. 6.00% due 7/1/2034	1,500,000	1,682,010

		1,682,010
Maryland – 2.2%
Baltimore Cnty. MD Met. Dist. 71st Issue 5.00% due 2/1/2022	1,500,000	1,696,350
Maryland St. Dept. Transn. Cons. 5.00% due 2/15/2021	1,500,000	1,681,200
Maryland St. Dept. Transn. Cons. Transn. 5.25% due 12/15/2017	1,500,000	1,764,705

		5,142,255
Massachusetts – 6.5%
Massachusetts Bay Transn. Auth. Rev. Ser. A 5.25% due 7/1/2034	1,500,000	1,599,315
Massachusetts St. College Bldg. Auth. Proj. Rev. Ser. A, AMBAC insured 5.00% due 5/1/2026	950,000	994,963
Massachusetts St. College Bldg. Auth. Proj. Rev. Ser. B, 5.00% due 5/1/2030(2)	1,500,000	1,585,395
Massachusetts St. G.O. Ser. D, 5.50% due 10/1/2020	2,000,000	2,377,020
Massachusetts St. Health & Ed. Facs. Auth. Rev.
Harvard Univ. Ser. B,
5.00% due 10/1/2038	1,500,000	1,589,655
Harvard Univ. Ser. A
5.50% due 11/15/2036	1,500,000	1,665,180
Massachusetts St. Health & Ed. Facs. Auth. Rev. Ser. A, M.I.T. 5.00% due 7/1/2038	1,500,000	1,577,370
Massachusetts St. Health & Ed. Facs. Auth. Rev. Ser. O, M.I.T. 6.00% due 7/1/2036	1,500,000	1,724,550
Massachusetts St. Wtr. Poll. Abatement Tr. Ref. 5.00% due 8/1/2028	1,500,000	1,648,290

		14,761,738

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	99

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2009	Principal Amount	Value
Michigan – 0.6%
Michigan Tobacco Settlement Fin. Auth. Tobacco Settlement Asset Ser. A 6.00% due 6/1/2034	$1,500,000	$1,282,200

		1,282,200
Minnesota – 1.4%
Minnesota St. G.O. 5.00% due 8/1/2022	1,500,000	1,676,985
Rochester, MN Waste Wtr. Ser. A G.O., 5.00% due 2/1/2026	1,500,000	1,605,090

		3,282,075
Missouri – 3.0%
Metropolitan St. Louis MO Swr. Dist. Wastewtr Sys. Rev. Ser. A 5.75% due 5/1/2038	1,500,000	1,638,195
Missouri St. Environmental Impt. & Energy Res. Auth. Wtr. Poll. Ctl. St. Revolving Fds. Pgs. Ser. A 5.75% due 1/1/2029	1,500,000	1,751,985
Missouri St. Hwys & Trans Commn St. Rd. Rev.
5.00% due 5/1/2025 (1st Lein)	1,500,000	1,634,490
5.25% due 5/1/2018 (2nd Lein)	1,500,000	1,731,975

		6,756,645
New Jersey – 3.7%
Middlesex Cnty. NJ Impt. Auth. Lease Rev. Regl. Ed. Svc. Commn. 5.25% due 12/15/2033	1,500,000	1,633,860
New Jersey Economic Dev. Auth. Rev. Sch. Facs. Constr. Ser. O 5.25% due 3/1/2022	1,500,000	1,603,005
New Jersey Garden St. Preservation Tr. Ser. A , FSA insured 5.50% due 11/1/2015	1,500,000	1,772,550
New Jersey St. Ed. Facs. Auth. Rev. Princeton Univ. Ser. E 5.00% due 7/1/2033	1,500,000	1,615,305
New Jersey St. Transn. Tr. Fd. Auth. Transn. Sys. Ser. C, FSA Insured 5.50% due 12/15/2016	1,500,000	1,716,210

		8,340,930

100	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2009	Principal Amount	Value
New York – 6.0%
Erie Cnty. NY Indl. Dev. Agy. Sch. Fac. Rev. City of Buffalo Proj., FSA Insured 5.75% due 5/1/2023	$1,095,000	$1,163,963
Metropolitan Transn. Auth. NY Dedicated Tax Fd. Ser. B 5.00% due 11/15/2034	1,690,000	1,749,775
New York City Tr. Cultural Res. Rev. 5.00% due 4/1/2031	450,000	473,045
New York NY City Mun. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Ser. FF-2 5.50% due 6/15/2040	1,500,000	1,638,435
New York NY G.O. Ser. H-1 5.25% due 3/1/2021	1,500,000	1,656,975
New York NY Ser. D1 5.125% due 12/1/2024	1,500,000	1,599,705
New York St. Dorm. Auth. Rev. NonStruct. Supp. Debt. Columbia Univ. Ser. C, 5.00% due 7/1/2029	1,500,000	1,620,375
New York St. Dorm. Auth. Revs. Non St. Supp. Debt New York Univ. Ser. B 5.00% due 7/1/2029	2,050,000	2,166,050
New York State Thruway Auth. New York 5.25% due 3/15/2027	1,500,000	1,627,140

		13,695,463
North Carolina – 3.1%
Charlotte NC Wtr. & Swr. Sys. Rev. Ser. B 5.00% due 7/1/2033	1,750,000	1,889,335
Raleigh NC Combined Enterprise Sys. Rev. Ser. A 5.00% due 3/1/2026	1,600,000	1,725,312
University NC Univ. Revs. 5.00% due 12/1/2027	1,500,000	1,628,235
Wake Cnty. NC G.O. 5.00% due 3/1/2018	1,500,000	1,731,420

		6,974,302
Ohio – 5.0%
Buckeye OH Tobacco Settlement Fing. Auth.
Asset Bkd. Ser. A-1
5.00% due 6/1/2015	2,000,000	2,027,300
Asset Bkd. Ser. A-2
5.375% due 6/1/2024	1,345,000	1,228,254
5.75% due 6/1/2034	1,500,000	1,207,920

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	101

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2009	Principal Amount	Value
Ohio (continued)
Columbus OH Swr. Rev. Ser. A 5.00% due 6/1/2028	$1,500,000	$1,611,240
Franklin Cnty. OH Cnvtn. Facs. Ref. Tax & Lease Rev. Antic. Bds., AMBAC insured 5.25% due 12/1/2016	1,000,000	1,075,640
Ohio St. Air Quality Dev. Auth. Rev. Ref-Poll. Ctl. FirstEnergy Generation Corp. Ser. C 5.625% due 6/1/2018	1,500,000	1,608,240
Ohio St. Hosp. Fac. Rev. Cleveland Clinic Health Ser. B 5.50% due 1/1/2034	1,500,000	1,551,555
Univ. of Cincinnati, OH Gen. Rcpts. Ser. A, FGIC insured 5.50% due 6/1/2011	1,050,000	1,119,153

		11,429,302
Oregon – 2.6%
Deschutes & Jefferson Cnty. OR Sch. Dist. G.O. 6.125% due 6/15/2032	1,500,000	1,745,100
Oregon St. Dept. Trans. Hwy. User Tax Rev.
Ser. A
5.00% due 11/15/2028	1,500,000	1,606,770
Sr. Lien-Ser. A
5.00% due 11/15/2033	1,500,000	1,602,765
Oregon St. Facs. Auth. Rev. Ref-Legacy Health Sys. Ser. A 5.00% due 3/15/2030(2)	1,000,000	993,640

		5,948,275
Pennsylvania – 0.8%
Pennsylvania St. G.O. Ser. A, 5.00% due 11/1/2017(1)	1,500,000	1,743,975

		1,743,975
Puerto Rico – 8.0%
Puerto Rico Comwlth. G.O. Ref. Pub. Impt. Ser. B 6.50% due 7/1/2037	500,000	525,255
Puerto Rico Comwlth. Govt. Dev. Bk.
Ser. B Sr. Nts. 5.00% due 12/1/2011, 12/1/2014	3,500,000	3,634,355
Puerto Rico Comwlth. Hwy. & Transn. Auth. Transn. Rev. Ser. I FGIC insured 5.00% due 7/1/2024	1,500,000	1,435,860

102	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2009	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. UU FSA insured 5.00% due 7/1/2022	$1,500,000	$1,587,255
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. WW 5.50% due 7/1/2021	1,500,000	1,570,350
Puerto Rico Pub. Bldgs. Auth. Rev. Gtd.
Ref-Govt. Facs. Ser. H
5.25% due 7/1/2013	2,605,000	2,770,965
Ref-Govt. Facs. Ser. P
7.00% due 7/1/2021	1,500,000	1,621,095
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. Ser. A
5.00% due 8/1/2024	2,000,000	2,048,840
5.25% due 8/1/2027	1,500,000	1,550,085
6.125% due 8/1/2029	1,500,000	1,569,240

		18,313,300
Rhode Island – 1.0%
Tobacco Settlement Fing. Corp. RI
Asset Bkd. Ser. A
6.00% due 6/1/2023	1,750,000	1,771,297
6.125% due 6/1/2032	515,000	481,989

		2,253,286
South Carolina – 1.5%
South Carolina St. Pub. Svc. Auth. Rev. Ref. Ser. A, 5.50% due 1/1/2015	1,500,000	1,743,315
South Carolina St. Pub. Svc. Auth. Rev. Ser. B 5.25% due 1/1/2034	1,500,000	1,607,595

		3,350,910
Tennessee – 2.8%
Metropolitan Govt. Nashville & Davidson Cnty. Tenn Hlth. & Ed. Facs. Brd. Rev.
Vanderbilt Univ. Ser. A
5.00% due 10/1/2034	1,500,000	1,585,155
Vanderbilt Univ. Ser. B
5.50% due 10/1/2034	1,500,000	1,650,630
Tennessee St. G.O. Ser. C 5.00% due 5/1/2025	1,425,000	1,584,571
Tennessee St. Sch. Bd. Auth. Higher Ed. Facs. Ser. B 5.125% due 5/1/2033	1,500,000	1,600,830

		6,421,186

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	103

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2009	Principal Amount	Value
Texas – 7.8%
Fort Bend Tex. Indpt. Sch. Dist. G.O. Sch. Bldg. 5.00% due 2/15/2029	$1,500,000	$1,609,965
Grand Prairie Tex. Indpt. Sch. Dist. G.O. Sch. Bldg. Ser. A PSF-GTD Insured 5.00% due 2/15/2022	1,760,000	1,932,938
Harris Cnty. Tex. G.O. Ref-Rd. Ser. A 5.00% due 10/1/2023	1,500,000	1,693,455
North Tex. Mun. Wtr. Dist. Regl. Wastewtr. Rev. 5.00% due 6/1/2028	1,500,000	1,605,000
North Tex. Twy. Auth. Dallas North Twy. Sys. Rev. Ser. C
6.00% due 1/1/2023, 1/1/2025	4,250,000	4,578,865
Round Rock Tex. Indpt. Sch. Dist. G.O. Sch. Bldg. 5.25% due 8/1/2034	1,500,000	1,606,755
Tarrant Cnty. Tex. Cultural Ed. Facs. Fin. Corp. Hospital Rev. Ref-Baylor Health Care Sys. Proj. 6.25% due 11/15/2029	1,500,000	1,607,250
Texas St. Dept. of Hsg. & Cmnty. Affairs Residential Mtg. Rev. Ser. A 5.10% due 7/1/2029	1,500,000	1,530,105
Texas St. Univ. Sys. Fing. Rev. 5.25% due 3/15/2027	1,500,000	1,644,150

		17,808,483
Virginia – 2.9%
Fairfax Cnty. VA Indl. Dev. Auth. Rev. Health Care Inova Ser. C 5.00% due 5/15/2025	500,000	516,965
Tobacco Settlement Fin. Corp. VA Asset Bkd., 5.50% due 6/1/2012(1)	1,500,000	1,677,255
Upper Occoquan Sew. Auth. Regl. Sew. Rev. Ref., FSA Insured 5.00% due 7/1/2025	1,500,000	1,615,305
Virginia St. Pub. Sch. Auth. Ser. B
5.00% due 8/1/2028	1,500,000	1,629,420
5.25% due 8/1/2033	1,000,000	1,085,370

		6,524,315

104	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2009	Principal Amount	Value
Washington – 0.9%
King Cnty. WA Swr. Rev. 5.50% due 1/1/2030	$1,815,000	$1,999,549

		1,999,549
Wisconsin – 0.9%
Wisconsin St. Health & Edl. Facs. Auth. Rev. Aurora Health Care 6.50% due 4/15/2033	2,000,000	2,041,580

		2,041,580
Total Municipal Bonds (Cost $200,452,308)		210,592,199

December 31, 2009	Principal Amount	Value
Short-Term Investments – 1.5%
Illinois – 1.5%
Chicago Illinois Brd. Of Ed. G.O., Daily VRDN 3.10% due 3/1/2036(3)	3,500,000	3,500,000

		3,500,000
Total Short-Term Investments (Cost $3,500,000)		3,500,000

Total Investments - 94.0% (Cost $203,952,308)		214,092,199
Other Assets, Net - 6.0%		13,623,392
Total Net Assets - 100.0%		$227,715,591

(1)	Pre-refunded.
(2)	When-issued security.
(3)

Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The rate shown is the rate in effect at December 31, 2009.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$210,592,199	—	$210,592,199
Short-Term Investments	—	3,500,000	—	3,500,000
Total	$—	$214,092,199	$—	$214,092,199

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	105

SCHEDULE OF INVESTMENTS — RS HIGH YIELD MUNICIPAL BOND FUND

December 31, 2009	Principal Amount	Value
Municipal Bonds – 97.4%
California – 19.7%
California Health Facs. Fing. Auth. Rev. Episcopal Home Ser. B 6.00% due 2/1/2032(1)	$1,500,000	$1,489,050
California St. Pub. Wrks. Brd. Lease Rev. Var. Cap. Projs. Ser. I-1 6.125% due 11/1/2029	1,500,000	1,515,825
6.625% due 11/1/2034	2,000,000	2,079,480
California St. Var. Purp. G.O. 6.00% due 4/1/2035 -4/1/2038	1,855,000	1,895,263

		6,979,618
District Of Columbia – 2.0%
District of Columbia Tobacco Settlement Fing. Corp. Asset Bkd. Bds. 6.50% due 5/15/2033	750,000	718,605

		718,605
Florida – 9.0%
Brevard Cnty. FLA Health Facs. Auth. Health Care Facs. Rev. Health First Inc. Proj. 7.00% due 4/1/2039	1,500,000	1,645,125
Highlands Cnty. FLA Health Facs. Auth. Rev. Adventist Health/Sunbelt Ser. B 6.00% due 11/15/2037	1,500,000	1,544,865

		3,189,990
Illinois – 4.2%
Illinois Fin. Auth. Rev. Ref-Roosevelt Univ. Proj. 6.25% due 4/1/2029	1,500,000	1,491,525

		1,491,525
Louisiana – 3.8%
St. John The Baptist Parish LA Rev. Marathon Oil Corp. Ser. A 5.125% due 6/1/2037	1,500,000	1,333,635

		1,333,635
Maryland – 4.2%
Gaithersburg MD Economic Dev. Rev. Ref-Asbury Oblig. Ser. B 6.00% due 1/1/2023	1,500,000	1,476,120

		1,476,120

106	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD MUNICIPAL BOND FUND

December 31, 2009	Principal Amount	Value
Massachusetts – 5.6%
Massachusetts Dev. Fin. Agy. Sr. Living Fac. Rev. Groves-Lincoln Ser. A 7.50% due 6/1/2029	$1,000,000	$964,350
Massachusetts Dev. Fin. Agy. Sr. Living Fac. Rev. Ser. B-1 7.25% due 6/1/2016	1,000,000	997,880

		1,962,230
New York – 4.1%
Hempstead Town NY Loc. Dev. Corp. Rev. Molloy College Proj. 5.75% due 7/1/2039	1,500,000	1,452,450

		1,452,450
Pennsylvania – 8.4%
Cumberland Cnty. PA Mun. Auth. Rev. Diakon Lutheran 6.125% due 1/1/2029	1,500,000	1,445,460
Dauphin Cnty. PA Gen. Auth. Health Sys. Rev. Pinnacle Health Sys Proj. Ser. A 6.00% due 6/1/2036	1,500,000	1,534,500

		2,979,960
Puerto Rico – 7.3%
Puerto Rico Comwlth. G.O. Ref-Pub. Impt. Ser. B 5.875% due 7/1/2036	1,000,000	1,002,910
6.50% due 7/1/2037	1,500,000	1,574,655

		2,577,565
South Carolina – 8.4%
Richland Cnty. SC Environmental Impt. Rev. International Paper 6.10% due 4/1/2023	1,500,000	1,502,040
South Carolina Jobs-Economic Dev. Auth. Student Hsg. Rev. Coastal Hsg. Fndtn. Ser. A 6.00% due 4/1/2030	1,500,000	1,475,685

		2,977,725
Texas – 11.5%
Lufkin Tex. Health Facs. Dev. Corp. Health Sys. Rev. Ref-Memorial Health Sys. of East Tex. 6.25% due 2/15/2037	1,000,000	964,550
Tarrant Cnty. Tex. Cultural Ed. Facs. Fin. Corp. Ret. Fac. CC Young Memorial Home Ser. B-1 7.25% due 2/15/2016	1,500,000	1,496,190

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	107

SCHEDULE OF INVESTMENTS — RS HIGH YIELD MUNICIPAL BOND FUND

December 31, 2009	Principal Amount	Value
Texas (continued)
Tex. Private Activity Bd. Surface Transn. Corp. Sr. Lien-NTE Mobility 7.50% due 12/31/2031	$1,500,000	$1,604,370

		4,065,110
Washington – 4.9%
Tobacco Settlement Auth. WA Tobacco Settlement Rev. Asset Bkd. 6.625% due 6/1/2032	1,750,000	1,726,550

		1,726,550
Wisconsin – 4.3%
Wisconsin St. Health & Edl. Facs. Auth. Rev. Aurora Health Care 6.40% due 4/15/2033	1,500,000	1,526,325

		1,526,325
Total Municipal Bonds (Cost $34,207,908)		34,457,408
Total Investments - 97.4% (Cost $34,207,908)		34,457,408
Other Assets, Net - 2.6%		933,022
Total Net Assets - 100.0%		$35,390,430

(1)	When-issued security.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$—	$34,457,408	$—	$34,457,408

Total	$—	$34,457,408	$—	$34,457,408

108	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2009	Principal Amount	Value
Collateralized Senior Loans – 65.3%
Aerospace/Defense – 4.0%
Ashland Chemicals, Inc. Term Loan B 7.65% due 5/13/2014(1)	$1,000,000	$1,012,290
BE Aerospace, Inc. Term Loan B 5.75% due 7/28/2014(1)	1,000,000	1,002,920

		2,015,210
Automotive – 1.8%
Allison Transmission, Inc. Term Loan B 2.98% due 8/7/2014(1)	1,000,000	917,500

		917,500
Capital Goods – 1.9%
The Manitowoc Co., Inc. Term Loan B 7.50% due 11/6/2014(1)	1,000,000	971,500

		971,500
Chemicals – 7.8%
Celanese U.S. Holdings LLC Dollar Term Loan 2.00% due 4/2/2014(1)	1,000,000	949,720
Huntsman International LLC New Term Loan 1.99% due 4/21/2014(1)	1,000,000	940,880
Nalco Co. Term Loan 6.50% due 5/13/2016(1)	1,000,000	1,007,680
Solutia, Inc. Term Loan 7.25% due 2/28/2014(1)	1,000,000	1,013,630

		3,911,910
Consumer Products – 2.0%
Jarden Corp. Term Loan B4 3.50% due 1/26/2015(1)	997,494	985,913

		985,913
Electric – 3.5%
Mirant North America LLC Term Loan 1.98% due 1/3/2013(1)	1,000,000	959,690

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	109

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2009	Principal Amount	Value
Electric (continued)
Texas Competitive Electric Holdings Co. LLC Term Loan B2 3.73% due 10/10/2014(1)	$1,000,000	$809,690

		1,769,380
Energy – 2.0%
MEG Energy Corp. Term Loan D 6.00% due 4/3/2016(1)	1,000,000	982,500

		982,500
Financial Other – 2.0%
Pinnacle Foods Holdings Corp. Term Loan C 7.50% due 4/2/2014(1)	1,000,000	1,003,920

		1,003,920
Healthcare – 7.8%
Alliance Healthcare Services, Inc. Term Loan B 5.50% due 1/4/2016(1)	1,000,000	987,080
DaVita, Inc. Tranche B-1 Term Loan 1.76% due 10/5/2012(1)	1,000,000	970,310
HCA, Inc. Term Loan B 2.50% due 11/18/2013(1)	1,000,000	955,630
Vanguard Health Holding Co. II, LLC Replacement Term Loan 5.00% due 9/23/2011(1)	1,000,000	980,000

		3,893,020
Industrial Other – 2.0%
JohnsonDiversey, Inc. Term Loan B 5.50% due 11/24/2015(1)	1,000,000	1,001,250

		1,001,250
Media Cable – 3.9%
Mediacom Illinois LLC Tranche C Term Loan 1.96% due 1/31/2015(1)	1,000,000	922,500
Weather Channel Term Loan 7.25% due 9/14/2015(1)	1,000,000	1,007,500

		1,930,000

110	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

December 31, 2009	Principal Amount	Value
Media Noncable – 5.6%
Intelsat Jackson Holdings Ltd. Term Loan 3.23% due 2/2/2014(1)	$1,000,000	$902,500
Nielsen Finance LLC Class B Term loan 3.98% due 5/2/2016(1)	1,000,000	940,000
Virgin Media Investment Holdings Ltd. Term Loan B10 3.75% due 9/3/2012(1)	1,000,000	986,670

		2,829,170
Packaging – 1.9%
Graphic Packaging International, Inc. Term Loan C 3.00% due 5/16/2014(1)	1,000,000	971,790

		971,790
Paper – 1.9%
Georgia-Pacific Corp. New Term Loan B 2.25% due 12/20/2012(1)	1,000,000	966,250

		966,250
Pharmaceuticals – 2.0%
Mylan Laboratories, Inc. Term Loan B 3.49% due 10/2/2014(1)	1,000,000	976,770

		976,770
Pipelines – 2.0%
Targa Resources, Inc. New Term Loan 6.00% due 6/4/2017(1)	1,000,000	1,003,130

		1,003,130
Retailers – 3.7%
Dollar General Corp. Tranche B-1 Term Loan 2.98% due 7/7/2014(1)	1,000,000	962,970
The Neiman Marcus Group, Inc. Term Loan B 2.25% due 4/6/2013(1)	1,000,000	900,500

		1,863,470
Technology – 3.7%
First Data Corp. Term Loan B3 3.00% due 9/24/2014(1)	1,000,000	884,310

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	111

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2009	Principal Amount	Value
Technology (continued)
SunGard Data Systems, Inc. Tranche B 3.86% due 2/26/2016(1)	$997,436	$966,266

		1,850,576
Textile – 2.0%
Hanesbrands, Inc. New Term Loan 5.25% due 12/10/2015(1)	1,000,000	1,005,970

		1,005,970
Transportation – 1.9%
Avis Budget Car Rental LLC Term Loan 4.03% due 4/19/2012(1)	1,000,000	970,970

		970,970
Wireless – 1.9%
Crown Castle Operating Co. Term Loan B 1.73% due 3/6/2014(1)	1,000,000	971,110

		971,110
Total Collateralized Senior Loans (Cost $32,642,806)		32,791,309

	Principal Amount	Value
Corporate Bonds – 22.8%
Automotive – 1.8%
Ford Motor Credit Co. LLC Sr. Nt. 3.034% due 1/13/2012(1)	1,000,000	930,000

		930,000
Energy – 5.8%
Denbury Resources, Inc. 7.50% due 12/15/2015	1,000,000	997,500
OPTI Canada, Inc. Sr. Sec. Nt. 9.00% due 12/15/2012(2)	1,000,000	1,022,500
SandRidge Energy, Inc. 3.915% due 4/1/2014(1)	1,000,000	896,498

		2,916,498

112	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

December 31, 2009	Principal Amount	Value
Food And Beverage – 1.8%
Aramark Corp. Sr. Nt. 3.781% due 2/1/2015(1)	$1,000,000	$915,000

		915,000
Gaming – 2.0%
Scientific Games Corp. 6.25% due 12/15/2012	1,000,000	985,000

		985,000
Metals And Mining – 4.0%
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 3.881% due 4/1/2015(1)	1,000,000	994,380
Steel Dynamics, Inc. 6.75% due 4/1/2015	1,000,000	991,250

		1,985,630
Packaging – 1.8%
Berry Plastics Corp. Sr. Sec. Nt. 5.034% due 2/15/2015(1)	1,000,000	913,750

		913,750
Retailers – 1.9%
AutoNation, Inc. Sr. Nt. 2.284% due 4/15/2013(1)	1,000,000	951,250

		951,250
Technology – 1.8%
Sanmina-SCI Corp. 3.004% due 6/15/2014(1)(2)	1,000,000	917,500

		917,500
Wirelines – 1.9%
Qwest Corp. Sr. Nt. 3.504% due 6/15/2013(1)	1,000,000	962,500

		962,500
Total Corporate Bonds (Cost $11,443,138)		11,477,128

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	113

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

	Principal Amount	Value
Repurchase Agreements – 8.0%
State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 12/31/2009, maturity value of $4,000,000, due 1/4/2010 (3)	$4,000,000	$4,000,000
Total Repurchase Agreements (Cost $4,000,000)		4,000,000
Total Investments - 96.1% (Cost $48,085,944)		48,268,437
Other Assets, Net - 3.9%		1,959,607
Total Net Assets - 100.0%		$50,228,044

(1)	Variable rate security. The rate shown is the rate in effect at December 31, 2009.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2009, the aggregate market value of these securities amounted to $1,940,000, representing 3.9% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Bill	0.00%	7/1/2010	$4,080,915

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Collateralized Senior Loans	$—	$32,791,309	$—	$32,791,309

Corporate Bonds	—	11,477,128	—	11,477,128

Repurchase Agreements	—	4,000,000	—	4,000,000

Total	$—	$48,268,437	$—	$48,268,437

114	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2009	Principal Amount	Value
Asset Backed Securities – 2.0%
American Express Credit Account Master Trust 2006-B A 0.273% due 8/15/2013(1)(2)	$500,000	$497,389
Chase Issuance Trust 2007-A9 A9 0.263% due 6/16/2014(1)	500,000	493,026
Total Asset Backed Securities (Cost $992,159)		990,415

	Principal Amount	Value
Collateralized Mortgage Obligations – 5.9%
Chase Mortgage Finance Corp. 2003-S10 A1 4.75% due 11/25/2018	485,962	488,392
2003-S14 2A2
5.00% due 1/25/2034	469,527	469,179
CS First Boston Mortgage Securities Corp. 2003-27 5A2 5.25% due 1/25/2018	484,523	493,989
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	472,450	474,812
Residential Funding Mortgage Securities I 2005-S1 2A1 4.75% due 2/25/2020	496,180	483,776
Wells Fargo Mortgage Backed Securities Trust 2005-2 2A1 4.75% due 4/25/2020	515,874	513,295
Total Collateralized Mortgage Obligations (Cost $2,958,458)		2,923,443

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 6.1%
Bear Stearns Commercial Mortgage Securities 2003-PWR2 A4 5.186% due 5/11/2039(1)(3)	500,000	510,015
CS First Boston Mortgage Securities Corp. 2003-C3 A5 3.936% due 5/15/2038(3)	500,000	492,095

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	115

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2009		Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
First Union National Bank Commercial Mortgage Trust 2001-C4 A2 6.223% due 12/12/2033(3)		$500,000	$523,540
LB UBS Commercial Mortgage Trust 2002-C1 A4 6.462% due 3/15/2031		500,000	529,064
Morgan Stanley Dean Witter Capital I 2002-IQ2 B 5.93% due 12/15/2035		500,000	517,907
Wachovia Bank Commercial Mortgage Trust 2004-C10 A4 4.748% due 2/15/2041		500,000	493,735
Total Commercial Mortgage-Backed Securities (Cost $3,086,413)			3,066,356

	Foreign Currency(5)	Principal Amount	Value
Corporate Bonds – 67.1%
Aerospace/Defense – 1.0%
BE Aerospace, Inc. Sr. Nt. 8.50% due 7/1/2018		250,000	265,000
L-3 Communications Corp. 6.375% due 10/15/2015		250,000	250,937

			515,937
Airlines – 0.5%
Delta Air Lines, Inc. Sr. Sec. Nt. 9.50% due 9/15/2014(2)		250,000	259,687

			259,687
Automotive – 3.4%
American Axle & Manufacturing Holdings, Inc. Sr. Sec. Nt. 9.25% due 1/15/2017(2)		250,000	253,750
Daimler Finance North America LLC 5.875% due 3/15/2011(3)		500,000	522,787
Ford Motor Credit Co. LLC Sr. Nt. 8.125% due 1/15/2020		250,000	245,675
Navistar International Corp. 8.25% due 11/1/2021		250,000	256,250
Volvo Treasury AB 4.50% due 4/4/2014(3)	SEK	3,000,000	412,275

			1,690,737

116	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

December 31, 2009	Foreign Currency(5)	Principal Amount	Value
Banking – 11.3%
American Express Travel Related Services Co., Inc. Sr. Nt. 5.25% due 11/21/2011(2)		$500,000	$524,339
Australia & New Zealand Banking Group Ltd. 6.75% due 11/10/2014(3)	AUD	1,000,000	896,038
Bank Nederlandse Gemeenten NV Sr. Nt. 5.875% due 1/30/2015(3)	NZD	500,000	358,070
Citigroup, Inc. Sr. Nt. 5.50% due 10/15/2014		500,000	506,266
JPMorgan Chase & Co. Sr. Nt. 6.00% due 1/15/2018		500,000	537,497
Kreditanstalt fuer Wiederaufbau 4.75% due 8/12/2015(3)	SEK	3,000,000	451,405
Morgan Stanley Sr. Nt. 4.20% due 11/20/2014		500,000	500,349
Rabobank Nederland NV Sr. Nt. 6.50% due 1/15/2015(3)	AUD	1,000,000	887,759
The Goldman Sachs Group, Inc. Sr. Nt. 5.95% due 1/18/2018		500,000	527,986
Westpac Banking Corp. Sr. Nt. 7.25% due 11/18/2016(3)	AUD	500,000	445,112

			5,634,821
Brokerage – 1.9%
BlackRock, Inc. Sr. Nt. 3.50% due 12/10/2014		500,000	493,721
Investor AB Sr. Nt. 5.25% due 9/4/2019(3)	SEK	3,000,000	430,897

			924,618
Chemicals – 0.5%
FMC Corp. Sr. Nt. 5.20% due 12/15/2019		250,000	248,257

			248,257

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	117

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2009	Foreign Currency(5)	Principal Amount	Value
Consumer Cyclical Services – 0.5%
Service Corp. International Sr. Nt. 8.00% due 11/15/2021		$250,000	$246,250

			246,250
Electric – 1.0%
Mirant Mid Atlantic Pass Through Tr. Ser. A 8.625% due 6/30/2012		243,219	248,387
RRI Energy, Inc. Sr. Nt. 7.875% due 6/15/2017		250,000	245,625

			494,012
Energy – 3.0%
Chesapeake Energy Corp. 6.875% due 1/15/2016		250,000	250,000
Denbury Resources, Inc. 7.50% due 12/15/2015		250,000	249,375
OPTI Canada, Inc. Sr. Sec. Nt. 9.00% due 12/15/2012(2)		250,000	255,625
SandRidge Energy, Inc. 3.915% due 4/1/2014(1)		250,000	224,125
Suncor Energy, Inc. Sr. Nt. 6.10% due 6/1/2018(3)		500,000	536,515

			1,515,640
Food And Beverage – 2.5%
Anheuser-Busch InBev Worldwide, Inc. 4.125% due 1/15/2015(2)		500,000	507,675
Aramark Corp. Sr. Nt. 3.781% due 2/1/2015(1)		250,000	228,750
Mead Johnson Nutrition Co. 4.90% due 11/1/2019(2)		500,000	495,745

			1,232,170
Gaming – 0.5%
Wynn Las Vegas LLC 6.625% due 12/1/2014		250,000	241,563

			241,563
Government Related – 10.3%
Asian Development Bank Sr. Nt. 2.35% due 6/21/2027(3)	JPY	70,000,000	777,156

118	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

December 31, 2009	Foreign Currency(5)	Principal Amount	Value
Government Related (continued)
Development Bank of Japan 2.30% due 3/19/2026(3)	JPY	70,000,000	$779,930
European Investment Bank Sr. Nt. 1.90% due 1/26/2026	JPY	50,000,000	518,714
5.00% due 12/1/2020(3)	SEK	4,000,000	596,851
Kreditanstalt fuer Wiederaufbau
6.00% due 3/28/2017(3)	AUD	500,000	437,491
6.375% due 2/17/2015	NZD	500,000	370,383
Petrobras International Finance Co. 5.875% due 3/1/2018(3)		$500,000	504,205
Province of Ontario Canada 6.25% due 6/16/2015(3)	NZD	500,000	365,768
Svensk Exportkredit AB Sr. Nt. 7.625% due 6/30/2014(3)	NZD	1,000,000	769,679

			5,120,177
Healthcare – 0.5%
HCA, Inc. Sr. Sec. Nt. 8.50% due 4/15/2019(2)		$250,000	269,375

			269,375
Insurance - Life – 0.9%
Prudential Financial, Inc. Sr. Nt. Ser. D 5.70% due 12/14/2036		500,000	451,762

			451,762
Insurance P&C – 1.6%
ACE INA Holdings, Inc. 5.70% due 2/15/2017		300,000	318,386
CNA Financial Corp. Sr. Nt. 7.35% due 11/15/2019		500,000	500,584

			818,970
Media Cable – 4.7%
Comcast Corp. 6.40% due 5/15/2038		500,000	514,514
CSC Holdings, Inc. Sr. Nt. 8.625% due 2/15/2019(2)		250,000	269,062
DirecTV Holdings LLC 4.75% due 10/1/2014(2)		500,000	509,668
DISH DBS Corp. 7.875% due 9/1/2019		250,000	262,188

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	119

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2009	Principal Amount	Value
Media Cable (continued)
Time Warner Cable, Inc. 6.55% due 5/1/2037	$500,000	$509,498
Virgin Media Finance PLC Ser. 1 9.50% due 8/15/2016	250,000	268,437

		2,333,367
Media Noncable – 3.1%
Discovery Communications LLC 5.625% due 8/15/2019	500,000	516,264
Intelsat Jackson Holdings Ltd. 8.50% due 11/1/2019(2)	250,000	257,500
News America, Inc. 5.65% due 8/15/2020(2)	500,000	520,627
Quebecor Media, Inc. Sr. Nt. 7.75% due 3/15/2016	250,000	249,375

		1,543,766
Metals And Mining – 2.1%
ArcelorMittal Sr. Nt. 6.125% due 6/1/2018(3)	500,000	515,918
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.25% due 4/1/2015	500,000	545,000

		1,060,918
Paper – 0.5%
Cascades, Inc. 7.875% due 1/15/2020(2)	250,000	253,750

		253,750
Pipelines – 1.0%
Plains All American Pipeline LP 4.25% due 9/1/2012(3)	500,000	515,992

		515,992
REITs – 4.1%
Equity One, Inc. 6.25% due 12/15/2014	500,000	491,912
Mack-Cali Realty LP Sr. Nt. 7.75% due 2/15/2011	500,000	526,000
Simon Property Group LP Sr. Nt. 4.90% due 1/30/2014	500,000	499,436
WCI Finance LLC 5.70% due 10/1/2016(2)	500,000	514,210

		2,031,558

120	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

December 31, 2009	Principal Amount	Value
Retailers – 1.6%
Nordstrom, Inc. Sr. Nt. 6.25% due 1/15/2018	$500,000	$541,235
Susser Holdings LLC 10.625% due 12/15/2013	250,000	260,625

		801,860
Technology – 3.0%
Agilent Technologies, Inc. Sr. Nt. 5.50% due 9/14/2015	500,000	524,101
DuPont Fabros Technology LP 8.50% due 12/15/2017(2)	250,000	254,063
GXS Worldwide, Inc. Sr. Sec. Nt. 9.75% due 6/15/2015(2)	250,000	245,625
JDA Software Group, Inc. Sr. Nt. 8.00% due 12/15/2014(2)	250,000	255,000
Sanmina-SCI Corp. 3.004% due 6/15/2014(1)(2)	250,000	229,375

		1,508,164
Textile – 0.5%
Hanesbrands, Inc. Sr. Nt. 8.00% due 12/15/2016	250,000	254,688

		254,688
Wireless – 3.0%
America Movil SAB de C.V. 5.625% due 11/15/2017	500,000	517,669
American Tower Corp. Sr. Nt. 4.625% due 4/1/2015(2)	500,000	505,727
Nextel Communications, Inc. Ser. D 7.375% due 8/1/2015	250,000	243,125
NII Capital Corp. 8.875% due 12/15/2019(2)	250,000	243,438

		1,509,959
Wirelines — 4.1%
AT&T, Inc. Sr. Nt. 6.30% due 1/15/2038	500,000	507,867

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	121

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2009	Principal Amount	Value
Wirelines (continued)
Qwest Corp. Sr. Nt. 3.504% due 6/15/2013(1)	$250,000	$240,625
Telecom Italia Capital S.A. 4.95% due 9/30/2014	500,000	518,239
Verizon Communications, Inc. Sr. Nt. 6.40% due 2/15/2038	500,000	522,704
Windstream Corp. 7.875% due 11/1/2017(2)	250,000	246,875

		2,036,310
Total Corporate Bonds (Cost $33,728,697)		33,514,308

	Principal Amount	Value
Municipal Bonds — 3.0%
California St. Pub. Wrks. Brd. Lease Rev. Var. Cap. Projs. Ser. I-1 6.125% due 11/1/2029	500,000	505,275
California St. Var. Purp. G.O. 6.00% due 4/1/2038	500,000	509,525
Puerto Rico Comwlth. G.O. Ref. Pub. Impt. Ser. C 6.00% due 7/1/2039	500,000	501,785

Total Municipal Bonds (Cost $1,504,662)		1,516,585

	Principal Amount	Value
Repurchase Agreements — 8.0%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 12/31/2009, maturity value of $4,000,000, due 1/4/2010(4)	4,000,000	4,000,000
Total Repurchase Agreements (Cost $4,000,000)		4,000,000
Total Investments - 92.1% (Cost $46,270,389)		46,011,107
Other Assets, Net - 7.9%		3,922,293
Total Net Assets - 100.0%		$49,933,400

122	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

(1)	Variable rate security. The rate shown is the rate in effect at December 31, 2009.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2009, the aggregate market value of these securities amounted to $7,368,505, representing 14.8% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Security is segregated as collateral to cover margin requirements on open forwards contracts.

At December 31, 2009, the Fund had entered into the following forward currency contracts:

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation\ (Depreciation)

AUD	$2,138,828	$2,157,720	3/16/2010	$18,892

JPY	2,041,802	2,103,149	3/16/2010	61,347

NZD	1,443,461	1,416,560	3/16/2010	(26,901)

SEK	1,957,423	1,975,364	3/16/2010	17,941
Total				$71,279

Currency Legend:

  AUD – Australian Dollar

  JPY – Japanese Yen

  NZD – New Zealand Dollar

  SEK – Swedish Krona

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon		Maturity Date	Value

U.S. Treasury Bill	0.00%	*	7/1/2010	$4,080,915

(*)	Less than 0.01%

(5)	See currency legend above.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	123

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$990,415	$—	$990,415

Collateralized Mortgage Obligations	—	2,923,443	—	2,923,443

Commercial Mortgage-Backed Securities	—	3,066,356	—	3,066,356

Corporate Bonds	—	33,514,308	—	33,514,308

Municipal Bonds	—	1,516,585	—	1,516,585

Repurchase Agreements	—	4,000,000	—	4,000,000

Forward Currency Contracts	—	71,279	—	71,279

Total	—	$46,082,386	$—	$46,082,386

124	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS MONEY MARKET FUND

December 31, 2009	Principal Amount	Value
Commercial Paper – 66.1%
Agricultural – 2.0%
Cargill, Inc. 0.14% due 2/8/2010(1)	$3,000,000	$2,999,557
0.15% due 2/1/2010(1)	7,000,000	6,999,096

		9,998,653
Airport Development & Maintenance – 2.0%
Los Angeles Department of Airports 0.35% due 2/10/2010(1)	10,000,000	9,996,111

		9,996,111
Computers – 1.0%
Dell, Inc. 0.11% due 1/27/2010	5,000,000	4,999,603

		4,999,603
Conglomerates – 3.1%
General Electric Capital Corp.
0.07% due 1/4/2010	5,000,000	4,999,971
0.09% due 1/19/2010	5,000,000	4,999,775
0.10% due 1/26/2010	5,000,000	4,999,653

		14,999,399
Diversified Financial Services – 4.1%
Glaxosmithkline Finance PLC 0.11% due 1/6/2010 -1/20/2010(1)	15,000,000	14,999,343
Goldman Sachs Group, Inc. 0.10% due 1/4/2010	5,000,000	4,999,958

		19,999,301
Education Revenue – 4.2%
Pres & Fell Harvard 0.10% due 1/8/2010	5,000,000	4,999,903
0.20% due 1/19/2010	10,000,000	9,999,000
Yale University 0.33% due 2/12/2010	3,000,000	2,998,845
0.34% due 1/12/2010	2,500,000	2,499,740

		20,497,488
Electric – 3.7%
American Transmission Co., LLC 0.20% due 1/11/2010(1)	3,000,000	2,999,833
Emerson Electric Co. 0.07% due 1/5/2010(1)	10,000,000	9,999,922
0.08% due 1/7/2010(1)	5,000,000	4,999,934

		17,999,689

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	125

SCHEDULE OF INVESTMENTS — RS MONEY MARKET FUND

December 31, 2009	Principal Amount	Value
Energy – 2.3%
FPL Fuels, Inc. 0.15% due 2/1/2010	$6,000,000	$5,999,225
0.16% due 2/5/2010	5,000,000	4,999,222

		10,998,447
Finance Companies – 1.0%
Private Export Funding Corp. 0.10% due 1/12/2010(1)	5,000,000	4,999,847

		4,999,847
Financial – Banks – 4.1%
BNP Paribas Finance, Inc. 0.18% due 1/4/2010	10,000,000	9,999,850
Societe Generale N.A. 0.18% due 1/4/2010	10,000,000	9,999,850

		19,999,700
Food & Beverage – 7.1%
Nestle Capital Corp. 0.07% due 1/25/2010(1)	5,000,000	4,999,767
0.09% due 1/26/2010(1)	10,000,000	9,999,375
0.17% due 5/21/2010(1)	5,000,000	4,996,694
The Coca-Cola Co. 0.10% due 1/20/2010(1)	5,000,000	4,999,736
0.15% due 2/2/2010(1)	5,000,000	4,999,333
0.20% due 6/7/2010(1)	5,000,000	4,995,639

		34,990,544
Household Products - Wares – 2.0%
Proctor & Gamble Co. 0.10% due 1/12/2010(1)	10,000,000	9,999,694

		9,999,694
Machinery – 1.0%
John Deere Bank S.A. 0.12% due 1/19/2010(1)	5,000,000	4,999,700

		4,999,700
Personal Products – 2.0%
L’Oreal U.S.A., Inc. 0.17% due 1/7/2010(1)	10,000,000	9,999,717

		9,999,717
Pharmaceuticals – 7.1%
Abbot Laboratories 0.07% due 1/19/2010(1)	5,000,000	4,999,825
Johnson & Johnson 0.10% due 1/19/2010(1)	10,000,000	9,999,500
0.13% due 2/17/2010(1)	5,000,000	4,999,151

126	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MONEY MARKET FUND

December 31, 2009	Principal Amount	Value
Pharmaceuticals (continued)
Medtronic, Inc. 0.08% due 1/28/2010(1)	$5,000,000	$4,999,700
0.12% due 3/1/2010(1)	5,000,000	4,999,017
0.13% due 2/9/2010(1)	5,000,000	4,999,296

		34,996,489
Software – 4.1%
Microsoft Corp. 0.08% due 1/26/2010(1)	5,000,000	4,999,722
0.11% due 1/19/2010(1)	5,000,000	4,999,725
0.16% due 5/26/2010(1)	10,000,000	9,993,556

		19,993,003
Tobacco – 4.1%
Philip Morris International, Inc. 0.12% due 3/1/2010(1)	10,000,000	9,998,033
0.30% due 8/11/2010(1)	10,000,000	9,981,500

		19,979,533
Transportation – 6.1%
NetJets, Inc. 0.13% due 3/1/2010(1)	5,000,000	4,998,935
0.15% due 1/4/2010(1)	10,000,000	9,999,875
United Parcel Service, Inc. 0.07% due 1/4/2010(1)	10,000,000	9,999,942
0.09% due 2/1/2010(1)	5,000,000	4,999,612

		29,998,364
Utilities - Electric & Water – 5.1%
Florida Power & Light Co. 0.11% due 1/11/2010	5,000,000	4,999,847
Southern Co. 0.12% due 1/12/2010(1)	5,000,000	4,999,817
0.16% due 2/1/2010(1)	5,000,000	4,999,311
0.17% due 1/11/2010(1)	10,000,000	9,999,528

		24,998,503
Total Commercial Paper (Cost $324,443,785)		$324,443,785

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	127

SCHEDULE OF INVESTMENTS — RS MONEY MARKET FUND

December 31, 2009	Principal Amount	Value
Municipal Securities – 16.5%
California – 1.0%
Univ. of California Ser. B 0.15% due 2/18/2010	$5,000,000	$4,999,000

		4,999,000
Connecticut – 3.6%
Connecticut St. Housing Fin. Auth. Ser. B-4 0.60% due 1/7/2010(2)	17,860,000	17,860,000

		17,860,000
District Of Columbia – 0.4%
District of Columbia Univ. Rev. Ref-Georgetown Univ. Ser. C 0.20% due 1/7/2010(2)	2,000,000	2,000,000

		2,000,000
Iowa – 1.0%
Iowa Fin. Auth. Single Family Mtg. Rev. Mtg. Bkd. Secs. Prog. Ser. C 0.25% due 1/7/2010(2)	4,735,000	4,735,000

		4,735,000
New Jersey – 2.1%
New Jersey St. Tax & Rev. Antic. Nts. 2.50% due 6/24/2010	10,000,000	10,093,057

		10,093,057
New York – 8.4%
New York St. Environmental Facs. Corp. St. Personal Income Tax Rev. 3.50% due 12/15/2010	5,000,000	5,130,387
New York St. Pwr. Auth. 0.25% due 1/8/2010	6,000,000	5,999,708
0.72% due 2/8/2010	5,000,000	4,996,200
New York St. Urban Dev. Corp. Rev. St. Facs. Ser. A3A 0.33% due 1/7/2010(2)	5,000,000	5,000,000
St. Facs. Ser. A3C 0.33% due 1/7/2010(2)	10,000,000	10,000,000
Triborough Brdg. & Tunl. Auth. NY Revs. Bd. Antic. Nts. 2.00% due 11/15/2010	10,000,000	10,135,260

		41,261,555

128	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MONEY MARKET FUND

December 31, 2009	Principal Amount	Value
Total Municipal Securities (Cost $80,948,612)		$80,948,612

	Principal Amount	Value
Repurchase Agreements — 17.5%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 12/31/2009, maturity value of $86,192,000, due 1/4/2010 (3)	$86,192,000	86,192,000
Total Repurchase Agreements (Cost $86,192,000)		86,192,000
Total Investments - 100.1% (Cost $491,584,397)		491,584,397
Other Liabilities, Net - (0.1)%		(713,435)
Total Net Assets - 100.0%		$490,870,962

(1)

Security issued in an exempt transaction without registration under the Securities Act of 1933. At December 31, 2009, the aggregate market value of these securities amounted to $242,949,343, representing 49.5% of the net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate demand note. The rate shown is the rate in effect at December 31, 2009.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLB	4.375%	9/17/2010	$87,920,955

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Commercial Paper	$—	$324,443,785	$—	$324,443,785

Municipal Securities	—	80,948,612	—	80,948,612

Repurchase Agreements	—	86,192,000	—	86,192,000

Total	$—	$491,584,397	$—	$491,584,397

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	129

FINANCIAL INFORMATION

Statement of Assets and Liabilities As of December 31, 2009	RS Investment Quality Bond	RS Low Duration Bond	RS High Yield Bond
Assets
Investments, at value	$154,514,938	$210,314,833	$107,672,697
Repurchase agreements	2,289,000	4,359,000	2,702,000

Total investments	156,803,938	214,673,833	110,374,697
Cash and cash equivalents	967	822	402
Foreign currency, at value	—	—	—
Dividends/interest receivable	1,276,096	1,673,255	1,986,229
Receivable for fund shares subscribed	120,058	3,687,932	107,251
Due from distributor	17,780	3,945	20,506
Receivable for regulatory settlements	11,962	—	2,548
Due from adviser	—	—	—
Prepaid expenses	—	—	—
Unrealized appreciation for open forward currency contracts	—	—	—

Total Assets	158,230,801	220,039,787	112,491,633

Liabilities
Payable for investments purchased	991,349	—	—
Payable for fund shares redeemed	109,593	785,623	144,642
Payable to adviser	67,724	82,835	55,910
Distributions payable	30,342	131,334	76,183
Accrued trustees’ fees	2,470	2,632	1,524
Unrealized depreciation for open forward currency contracts	—	—	—
Payable to distributor	—	—	—
Payable organization costs and offering costs	—	—	—
Accrued expenses/other liabilities	92,898	52,680	48,900

Total Liabilities	1,294,376	1,055,104	327,159

Total Net Assets	$156,936,425	$218,984,683	$112,164,474

Net Assets Consist of:
Paid-in capital	$155,434,143	$216,458,058	$123,249,179
Distributions in excess of net investment income	—	—	—
Accumulated undistributed net investment income	16,549	—	48,875
Accumulated net realized gain/(loss) from investments and foreign currency transactions	(1,161,938)	145,643	(15,073,159)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	2,647,671	2,380,982	3,939,579

Total Net Assets	$156,936,425	$218,984,683	$112,164,474

Investments, at Cost	$154,156,267	$212,292,851	$106,435,118

Foreign Currency, at Cost	$—	$—	$—

Pricing of Shares
Net Assets:
Class A	$127,155,394	$162,209,373	$76,327,403
Class B	3,891,090	1,002,143	3,019,278
Class C	11,700,474	44,681,168	15,088,137
Class K	13,096,311	3,745,401	16,522,203
Class Y	1,093,156	7,346,598	1,207,453
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	12,855,302	15,951,661	11,588,487
Class B	393,623	98,606	458,540
Class C	1,183,254	4,394,262	2,292,072
Class K	1,322,634	368,328	2,507,573
Class Y	110,519	722,517	183,528
Net Asset Value Per Share:
Class A	$9.89	$10.17	$6.59
Class B	9.89	10.16	6.58
Class C	9.89	10.17	6.58
Class K	9.90	10.17	6.59
Class Y	9.89	10.17	6.58
Sales Charge Class A (Load)	3.75%	2.25%	3.75%
Maximum Offering Price Per Class A Share	$10.28	$10.40	$6.85

130	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Tax-Exempt	RS High Yield Municipal Bond	RS Floating Rate	RS Strategic Income	RS Money Market

$214,092,199	$34,457,408	$44,268,437	$42,011,107		$405,392,397
—	—	4,000,000	4,000,000		86,192,000

214,092,199	34,457,408	48,268,437	46,011,107		491,584,397
7,965,228	2,201,132	30,710,120	3,355,533		358
—	—	—	27,708		—
2,859,927	231,890	86,295	467,772		151,662
4,203,531	—	7,000	—		761,250
—	—	—	—		34,277
17,306	—	—	—		—
—	31,192	36,375	33,893		—
—	101,110	109,635	109,635		—
—	—	—	98,180		—

229,138,191	37,022,732	79,217,862	50,103,828		492,531,944

975,120	1,500,000	28,843,808	—		—
99,681	—	—	—		1,316,267
92,416	—	—	—		188,771
196,227	—	—	—		311
3,135	300	300	300		8,447
—	—	—	26,901		—
6,989	—	—	—		—
—	101,110	109,635	109,635		—
49,032	30,892	36,075	33,592		147,186

1,422,600	1,632,302	28,989,818	170,428		1,660,982

$227,715,591	$35,390,430	$50,228,044	$49,933,400		$490,870,962

$220,957,691	$35,140,930	$50,045,525	$50,128,240		$490,883,397
—	—	—	(44,575)		—
—	—	—	—		39,838
(3,381,991)	—	26	37,569		(52,273)
10,139,891	249,500	182,493	(187,834)		—

$227,715,591	$35,390,430	$50,228,044	$49,933,400		$490,870,962

$203,952,308	$34,207,908	$48,085,944	$46,270,389		$491,584,397

$ —	$—	$—	$27,522		$—

$181,691,855	$31,345,810	$44,195,280	$43,941,392		$461,791,471
—	—	—	—		1,375,446
43,667,777	2,022,310	2,008,588	1,997,336		2,194,374
—	—	2,008,588	1,997,336		25,509,671
2,355,959	2,022,310	2,015,588	1,997,336		—

17,838,540	3,112,396	4,404,371	4,411,330		461,804,113
—	—	—	—		1,375,491
4,287,866	200,800	200,157	200,515		2,194,548
—	—	200,157	200,515		25,511,243
231,354	200,800	200,854	200,515		—

$10.19	$10.07	$10.03	$9.96		$1.00
—	—	—	—		1.00
10.18	10.07	10.04	9.96		1.00
—	—	10.04	9.96		1.00
10.18	10.07	10.04	9.96		—
3.75%	3.75%	3.75%	3.75%		NA
$10.59	$10.46	$10.42	$10.35	$	NA

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	131

FINANCIAL INFORMATION

Statement of Operations For the Year Ended December 31, 2009	RS Investment Quality Bond	RS Low Duration Bond	RS High Yield Bond
Investment Income
Interest	$7,140,143	$4,356,323	$8,145,376
Dividends	—	—	110
Withholding taxes on foreign interest	(153)	—	—

Total Investment Income	7,139,990	4,356,323	8,145,486

Expenses
Investment advisory fees	700,795	539,182	527,977
Distribution fees	532,768	578,477	390,001
Transfer agent fees	183,649	128,372	80,356
Custodian fees	74,644	54,476	58,340
Registration fees	57,930	55,716	53,450
Professional fees	48,054	43,131	40,786
Administrative service fees	28,386	22,149	17,242
Shareholder reports	17,594	16,402	11,064
Trustees’ fees	9,942	7,788	6,004
Insurance expense	6,444	2,871	3,554
Other expenses	7,060	4,773	4,465

Total Expenses	1,667,266	1,453,337	1,193,239
Less: Fee/Expense waiver by distributor	(293,182)	(214,894)	(274,836)
Less: Custody credits	(48)	(39)	(54)

Total Expenses, Net	1,374,036	1,238,404	918,349

Net Investment Income	5,765,954	3,117,919	7,227,137

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain/(loss) from investments	(656,334)	346,718	(1,818,638)
Net realized loss from foreign currency transactions	—	—	—
Net change in unrealized appreciation/depreciation on investments	8,849,058	2,632,148	22,814,583
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	—	—	—

Net Gain/(Loss) on Investments and Foreign Currency Transactions	8,192,724	2,978,866	20,995,945

Net Increase/(Decrease) in Net Assets Resulting from Operations	$13,958,678	$6,096,785	$28,223,082

132	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Tax-Exempt	RS High Yield Municipal Bond(1)	RS Floating Rate(2)	RS Strategic Income(1)	RS Money Market

$7,547,844	$140,930	$38,525	$129,002	$2,042,172
—	—	—	—	—
—	—	—	(762)	—

7,547,844	140,930	38,525	128,240	2,042,172

836,464	18,308	19,945	31,199	2,413,712
601,487	—	—	—	1,516,932
95,899	6,000	8,000	8,000	289,525
47,824	4,062	3,917	4,762	105,100
43,438	—	—	—	48,432
51,399	10,500	10,700	10,500	110,798
33,396	5,330	4,208	5,331	116,137
21,883	1,000	2,000	1,000	36,569
11,822	300	300	300	41,193
6,434	—	—	—	29,885
7,689	4,000	7,250	4,000	22,363

1,757,735	49,500	56,320	65,092	4,730,646
(151,451)	(49,500)	(56,320)	(65,092)	(2,966,541)
(326)	—	—	—	(51)

1,605,958	—	—	—	1,764,054

5,941,886	140,930	38,525	128,240	278,118

1,059,661	—	26	37,569	—

—	—	—	(44,575)	—

9,652,186	249,500	182,493	(259,282)	—

—	—	—	71,448	—

10,711,847	249,500	182,519	(194,840)	—

$16,653,733	$390,430	$221,044	$(66,600)	$278,118

(1)	Commenced operations on November 24, 2009.

(2)	Commenced operations on December 8, 2009.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	133

FINANCIAL INFORMATION

Statement of Changes in Net Assets	RS Investment Quality Bond		RS Low Duration Bond

	For the Year Ended 12/31/09	For the Year Ended 12/31/08	For the Year Ended 12/31/09	For the Year Ended 12/31/08

Operations
Net investment income	$5,765,954	$5,199,730	$3,117,919	$1,199,479
Net realized gain/(loss) from investments and foreign currency transactions	(656,334)	1,205,198	346,718	470,534
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	8,849,058	(7,323,437)	2,632,148	(534,379)

Net Increase/(Decrease) in Net Assets Resulting from Operations	13,958,678	(918,509)	6,096,785	1,135,634

Distributions to Shareholders
Net investment income
Class A	(4,645,547)	(4,215,233)	(2,152,555)	(424,560)
Class B	(293,494)	(298,073)	(171,619)	(229,782)
Class C	(341,003)	(275,321)	(484,073)	(227,331)
Class K	(469,088)	(410,729)	(273,523)	(317,689)
Class Y	(28,682)	—	(36,117)	—
Net realized gain on investments
Class A	—	—	(27,751)	—
Class B	—	—	(450)	—
Class C	—	—	(8,247)	—
Class K	—	—	(2,205)	—
Class Y	—	—	(1,046)	—

Total Distributions	(5,777,814)	(5,199,356)	(3,157,586)	(1,199,362)

Capital Share Transactions
Proceeds from sales of shares	63,997,831	37,997,604	244,656,404	11,172,616
Reinvestment of distributions	5,540,804	5,150,177	2,547,713	1,176,997
Cost of shares redeemed	(35,679,116)	(42,012,463)	(77,238,711)	(3,571,121)

Net Increase in Net Assets Resulting from Capital Share Transactions	33,859,519	1,135,318	169,965,406	8,778,492

Increase from Regulatory Settlements	33,319	—	—	—

Net Increase/(Decrease) in Net Assets	42,073,702	(4,982,547)	172,904,605	8,714,764

Net Assets
Beginning of year	114,862,723	119,845,270	46,080,078	37,365,314

End of year	$156,936,425	$114,862,723	$218,984,683	$46,080,078

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(104)	$—	$(32)

Accumulated Undistributed Net Investment Income Included in Net Assets	$16,549	$—	$—	$—

Other Information:
Shares
Sold	6,666,792	3,933,848	24,212,936	1,131,096
Reinvested	574,033	538,442	252,132	118,888
Redeemed	(3,675,624)	(4,411,743)	(7,593,918)	(362,287)

Net Increase	3,565,201	60,547	16,871,150	887,697

134	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS High Yield Bond		RS Tax-Exempt

For the Year Ended 12/31/09	For the Year Ended 12/31/08	For the Year Ended 12/31/09	For the Year Ended 12/31/08

$7,227,137	$6,149,159	$5,941,886	$3,613,045

(1,818,638)	(7,614,678)	1,059,661	(3,237,337)

22,814,583	(15,191,701)	9,652,186	(881,657)

28,223,082	(16,657,220)	16,653,733	(505,949)

(4,849,756)	(3,803,535)	(5,205,746)	(3,306,334)
(286,837)	(504,364)	—	—
(890,773)	(783,007)	(719,920)	(306,364)
(1,144,108)	(1,057,968)	—	—
(58,145)	—	(33,436)	—

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

(7,229,619)	(6,148,874)	(5,959,102)	(3,612,698)

36,548,171	8,404,868	163,777,714	9,749,778
6,810,752	6,092,601	4,727,672	3,394,713
(17,182,792)	(9,994,460)	(60,104,026)	(7,534,506)

26,176,131	4,503,009	108,401,360	5,609,985

9,396	—	17,306	—

47,178,990	(18,303,085)	119,113,297	1,491,338

64,985,484	83,288,569	108,602,294	107,110,956

$112,164,474	$64,985,484	$227,715,591	$108,602,294

$—	$(67)	$—	$(770)

$48,875	$—	$—	$—

6,128,169	1,316,308	16,357,769	1,006,446
1,145,639	995,267	473,663	354,942
(2,840,206)	(1,569,908)	(5,934,930)	(793,095)

4,433,602	741,667	10,896,502	568,293

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	135

FINANCIAL INFORMATION

Statement of Changes in Net Assets (continued)	RS High Yield Municipal Bond

For the Period Ended 12/31/09(1)

Operations
Net investment income	$140,930
Net realized gain/(loss) from investments and foreign currency transactions	—
Net change in unrealized appreciation/depreciation on investments, loans and translation of assets and liabilities in foreign currencies	249,500
Voluntary contribution by distributor for loss from investments (See Note 2c)	—

Net Increase/(Decrease) in Net Assets Resulting from Operations	390,430

Distributions to Shareholders
Net investment income
Class A	(124,824)
Class B	—
Class C	(8,053)
Class K	—
Class Y	(8,053)

Total Distributions	(140,930)

Capital Share Transactions
Proceeds from sales of shares	35,000,000
Reinvestment of distributions	140,930
Cost of shares redeemed	—

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	35,140,930

Net Increase/(Decrease) in Net Assets	35,390,430

Net Assets
Beginning of year	—

End of year	$35,390,430

Distributions in Excess of Net Investment Income/(Loss) Included in Net Assets	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$—

Other Information:
Shares
Sold	3,500,000
Reinvested	13,996
Redeemed	—

Net Increase/(Decrease)	3,513,996

136	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Floating Rate	RS Strategic Income	RS Money Market

For the Period Ended 12/31/09(2)	For the Period Ended 12/31/09(1)	For the Year Ended 12/31/09	For the Year Ended 12/31/08

$38,525	$128,240	$278,118	$9,036,961
26	(7,006)	—	(263,207)

182,493	(187,834)	—	902
—	—	—	224,014

221,044	(66,600)	278,118	8,998,670

(33,794)	(112,851)	(259,858)	(8,675,334)
—	—	(829)	(22,406)
(1,577)	(5,130)	(3,892)	(89,806)
(1,577)	(5,130)	(13,134)	(221,569)
(1,577)	(5,129)	—	—

(38,525)	(128,240)	(277,713)	(9,009,115)

50,007,000	50,000,000	184,632,006	308,388,099
38,525	128,240	275,798	8,947,601
—	—	(237,806,192)	(256,081,207)

50,045,525	50,128,240	(52,898,388)	61,254,493

50,228,044	49,933,400	(52,897,983)	61,244,048

—	—	543,768,945	482,524,897

$50,228,044	$49,933,400	$490,870,962	$543,768,945

$—	$(44,575)	$—	$—

$—	$—	$39,838	$39,433

5,001,698	5,000,000	184,632,006	308,388,099
3,841	12,875	275,798	8,947,601
—	—	(237,806,192)	(256,081,207)

5,005,539	5,012,875	(52,898,388)	61,254,493

(1)	Commenced operations on November 24, 2009.

(2)	Commenced operations on December 8, 2009.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	137

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period since inception of each Fund's share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Investment Quality Bond Fund
Class A
Year Ended 12/31/09	$9.34	$0.41	$0.55	$0.96	$(0.41)	$—
Year Ended 12/31/08	9.79	0.42	(0.45)	(0.03)	(0.42)	—
Year Ended 12/31/07	9.69	0.44	0.10	0.54	(0.44)	—
Year Ended 12/31/06	9.76	0.42	(0.04)	0.38	(0.42)	(0.03)
Year Ended 12/31/05	10.02	0.38	(0.18)	0.20	(0.38)	(0.08)

Class B
Year Ended 12/31/09	$9.33	$0.34	$0.56	$0.90	$(0.34)	$—
Year Ended 12/31/08	9.79	0.35	(0.46)	(0.11)	(0.35)	—
Year Ended 12/31/07	9.68	0.37	0.11	0.48	(0.37)	—
Year Ended 12/31/06	9.76	0.35	(0.05)	0.30	(0.35)	(0.03)
Year Ended 12/31/05	10.01	0.31	(0.17)	0.14	(0.31)	(0.08)

Class C
Year Ended 12/31/09	$9.34	$0.34	$0.55	$0.89	$(0.34)	$—
Year Ended 12/31/08	9.79	0.35	(0.45)	(0.10)	(0.35)	—
Year Ended 12/31/07	9.68	0.37	0.11	0.48	(0.37)	—
Year Ended 12/31/06	9.76	0.35	(0.05)	0.30	(0.35)	(0.03)
Year Ended 12/31/05	10.01	0.31	(0.17)	0.14	(0.31)	(0.08)

Class K
Year Ended 12/31/09	$9.35	$0.37	$0.55	$0.92	$(0.37)	$—
Year Ended 12/31/08	9.80	0.38	(0.45)	(0.07)	(0.38)	—
Year Ended 12/31/07	9.70	0.40	0.10	0.50	(0.40)	—
Year Ended 12/31/06	9.77	0.39	(0.04)	0.35	(0.39)	(0.03)
Year Ended 12/31/05	10.03	0.34	(0.18)	0.16	(0.34)	(0.08)

Class Y
Period From 5/13/09[1] to 12/31/09[2]	$9.47	$0.27	$0.42	$0.69	$(0.27)	$—

See notes to Financial Highlights on Pages 148-149

138	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[4]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.41)	$9.89	10.50%	$127,155	0.85%	1.05%	4.24%	4.04%	169%
(0.42)	9.34	(0.35)%	88,118	0.85%	1.01%	4.34%	4.18%	172%
(0.44)	9.79	5.73%	94,057	0.85%	1.04%	4.56%	4.37%	154%
(0.45)	9.69	4.08%	89,505	0.86%	1.04%	4.40%	4.22%	147%
(0.46)	9.76	2.07%	99,230	0.85%	1.00%	3.83%	3.68%	189%

$(0.34)	$9.89	9.79%	$3,891	1.60%	1.84%	3.51%	3.27%	169%
(0.35)	9.33	(1.20)%	8,148	1.60%	1.82%	3.59%	3.37%	172%
(0.37)	9.79	5.05%	8,800	1.61%	1.84%	3.81%	3.58%	154%
(0.38)	9.68	3.20%	9,182	1.61%	2.00%	3.65%	3.26%	147%
(0.39)	9.76	1.41%	13,925	1.60%	1.93%	3.08%	2.75%	189%

$(0.34)	$9.89	9.68%	$11,701	1.60%	1.81%	3.49%	3.28%	169%
(0.35)	9.34	(1.10)%	7,794	1.60%	1.80%	3.60%	3.40%	172%
(0.37)	9.79	5.05%	7,293	1.61%	1.82%	3.81%	3.60%	154%
(0.38)	9.68	3.20%	6,863	1.61%	2.04%	3.65%	3.22%	147%
(0.39)	9.76	1.41%	10,008	1.60%	1.98%	3.08%	2.70%	189%

$(0.37)	$9.90	10.05%	$13,096	1.25%	1.55%	3.86%	3.56%	169%
(0.38)	9.35	(0.74)%	10,804	1.25%	1.39%	3.95%	3.81%	172%
(0.40)	9.80	5.31%	9,695	1.25%	1.63%	4.17%	3.79%	154%
(0.42)	9.70	3.67%	8,530	1.26%	1.42%	4.01%	3.85%	147%
(0.42)	9.77	1.67%	9,251	1.25%	1.37%	3.43%	3.31%	189%

$(0.27)	$9.89	7.32%	$1,093	0.66%	0.84%	4.28%	4.10%	169%

See notes to Financial Highlights on Pages 148-149

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	139

FINANCIAL INFORMATION

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Low Duration Bond Fund
Class A
Year Ended 12/31/09	$9.88	$0.28	$0.29	$0.57	$(0.28)	$	—[5]
Year Ended 12/31/08	9.89	0.34	(0.01)	0.33	(0.34)		—
Year Ended 12/31/07	9.80	0.42	0.09	0.51	(0.42)		—
Year Ended 12/31/06	9.77	0.37	0.03	0.40	(0.37)		—
Year Ended 12/31/05	9.93	0.29	(0.16)	0.13	(0.29)		—

Class B
Year Ended 12/31/09	$9.88	$0.21	$0.28	$0.49	$(0.21)	$	— [5]
Year Ended 12/31/08	9.89	0.26	(0.01)	0.25	(0.26)		—
Year Ended 12/31/07	9.80	0.34	0.09	0.43	(0.34)		—
Year Ended 12/31/06	9.77	0.29	0.03	0.32	(0.29)		—
Year Ended 12/31/05	9.93	0.22	(0.16)	0.06	(0.22)		—

Class C
Year Ended 12/31/09	$9.88	$0.21	$0.29	$0.50	$(0.21)	$	—[5]
Year Ended 12/31/08	9.89	0.26	(0.01)	0.25	(0.26)		—
Year Ended 12/31/07	9.80	0.34	0.09	0.43	(0.34)		—
Year Ended 12/31/06	9.77	0.29	0.03	0.32	(0.29)		—
Year Ended 12/31/05	9.93	0.22	(0.16)	0.06	(0.22)		—

Class K
Year Ended 12/31/09	$9.88	$0.24	$0.29	$0.53	$(0.24)	$	—[5]
Year Ended 12/31/08	9.89	0.30	(0.01)	0.29	(0.30)		—
Year Ended 12/31/07	9.80	0.38	0.09	0.47	(0.38)		—
Year Ended 12/31/06	9.77	0.33	0.03	0.36	(0.33)		—
Year Ended 12/31/05	9.93	0.25	(0.16)	0.09	(0.25)		—

Class Y
Period From 5/13/09[1] to 12/31/09[2]	$9.98	$0.20	$0.19	$0.39	$(0.20)	$	—[5]

See notes to Financial Highlights on pages 148-149.

140	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[4]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.28)	$10.17	5.89%	$162,209	0.80%	0.97%	2.84%	2.67%	393%
(0.34)	9.88	3.35%	17,326	0.80%	1.23%	3.37%	2.94%	127%
(0.42)	9.89	5.29%	10,320	0.80%	1.29%	4.25%	3.76%	53%
(0.37)	9.80	4.16%	9,759	0.80%	1.50%	3.77%	3.07%	67%
(0.29)	9.77	1.34%	9,316	0.80%	1.53%	2.95%	2.22%	122%

$(0.21)	$10.16	4.99%	$1,002	1.55%	1.77%	2.05%	1.83%	393%
(0.26)	9.88	2.58%	8,744	1.55%	1.94%	2.65%	2.26%	127%
(0.34)	9.89	4.51%	8,585	1.55%	1.97%	3.50%	3.08%	53%
(0.29)	9.80	3.38%	8,329	1.55%	2.27%	3.01%	2.29%	67%
(0.22)	9.77	0.58%	8,317	1.55%	2.30%	2.20%	1.45%	122%

$(0.21)	$10.17	5.10%	$44,681	1.55%	1.71%	2.09%	1.93%	393%
(0.26)	9.88	2.58%	9,156	1.55%	1.93%	2.65%	2.27%	127%
(0.34)	9.89	4.51%	8,290	1.55%	1.98%	3.50%	3.07%	53%
(0.29)	9.80	3.38%	7,949	1.55%	2.29%	3.01%	2.27%	67%
(0.22)	9.77	0.58%	7,730	1.55%	2.32%	2.20%	1.43%	122%

$(0.24)	$10.17	5.47%	$3,746	1.20%	1.42%	2.42%	2.20%	393%
(0.30)	9.88	2.94%	10,854	1.20%	1.56%	3.00%	2.64%	127%
(0.38)	9.89	4.87%	10,171	1.20%	1.67%	3.85%	3.38%	53%
(0.33)	9.80	3.74%	9,512	1.20%	1.58%	3.37%	2.99%	67%
(0.25)	9.77	0.93%	8,428	1.20%	1.59%	2.56%	2.17%	122%

$(0.20)	$10.17	3.91%	$7,347	0.63%	0.73%	3.07%	2.97%	393%

See notes to Financial Highlights on pages 148-149.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	141

FINANCIAL INFORMATION

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS High Yield Bond Fund
Class A
Year Ended 12/31/09	$5.16	$0.50	$1.43	$1.93	$(0.50)	$—
Year Ended 12/31/08	7.03	0.52	(1.87)	(1.35)	(0.52)	—
Year Ended 12/31/07	7.49	0.54	(0.46)	0.08	(0.54)	—
Year Ended 12/31/06	7.35	0.51	0.14	0.65	(0.51)	—
Year Ended 12/31/05	7.58	0.47	(0.23)	0.24	(0.47)	—

Class B
Year Ended 12/31/09	$5.16	$0.45	$1.42	$1.87	$(0.45)	$—
Year Ended 12/31/08	7.02	0.47	(1.86)	(1.39)	(0.47)	—
Year Ended 12/31/07	7.48	0.49	(0.46)	0.03	(0.49)	—
Year Ended 12/31/06	7.35	0.45	0.13	0.58	(0.45)	—
Year Ended 12/31/05	7.57	0.42	(0.22)	0.20	(0.42)	—

Class C
Year Ended 12/31/09	$5.16	$0.45	$1.42	$1.87	$(0.45)	$—
Year Ended 12/31/08	7.02	0.47	(1.86)	(1.39)	(0.47)	—
Year Ended 12/31/07	7.48	0.49	(0.46)	0.03	(0.49)	—
Year Ended 12/31/06	7.34	0.45	0.14	0.59	(0.45)	—
Year Ended 12/31/05	7.57	0.42	(0.23)	0.19	(0.42)	—

Class K
Year Ended 12/31/09	$5.16	$0.48	$1.43	$1.91	$(0.48)	$—
Year Ended 12/31/08	7.03	0.50	(1.87)	(1.37)	(0.50)	—
Year Ended 12/31/07	7.49	0.51	(0.46)	0.05	(0.51)	—
Year Ended 12/31/06	7.35	0.48	0.14	0.62	(0.48)	—
Year Ended 12/31/05	7.58	0.44	(0.23)	0.21	(0.44)	—

Class Y
Period From 5/13/09[1] to 12/31/09[2]	$5.74	$0.33	$0.84	$1.17	$(0.33)	$—

See notes to Financial Highlights on pages 148-149.

142	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[4]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.50)	$—	$6.59	38.92%	$76,328	0.85%	1.14%	8.39%	8.10%	66%
(0.52)	—	5.16	(20.10)%	41,222	0.85%	1.18%	8.38%	8.05%	72%
(0.54)	—	7.03	1.04%	48,425	0.85%	1.17%	7.37%	7.05%	95%
(0.51)	0.00[5]	7.49	9.14%	49,616	0.85%	1.19%	6.90%	6.56%	82%
(0.47)	0.00[5]	7.35	3.34%	48,246	0.85%	1.19%	6.38%	6.04%	89%

$(0.45)	$—	$6.58	37.67%	$3,019	1.60%	1.98%	7.72%	7.34%	66%
(0.47)	—	5.16	(20.60)%	3,203	1.60%	1.97%	7.28%	6.91%	72%
(0.49)	—	7.02	0.28%	9,257	1.60%	1.95%	6.62%	6.27%	95%
(0.45)	0.00[5]	7.48	8.19%	9,434	1.60%	2.23%	6.14%	5.51%	82%
(0.42)	0.00[5]	7.35	2.70%	9,874	1.60%	2.19%	5.63%	5.04%	89%

$(0.45)	$—	$6.58	37.69%	$15,088	1.60%	1.93%	7.67%	7.34%	66%
(0.47)	—	5.16	(20.58)%	8,897	1.60%	1.93%	7.59%	7.26%	72%
(0.49)	—	7.02	0.28%	11,277	1.60%	1.93%	6.62%	6.29%	95%
(0.45)	0.00[5]	7.48	8.33%	11,258	1.60%	2.16%	6.14%	5.58%	82%
(0.42)	0.00[5]	7.34	2.56%	10,463	1.60%	2.15%	5.63%	5.08%	89%

$(0.48)	$—	$6.59	38.36%	$16,522	1.25%	1.60%	8.04%	7.69%	66%
(0.50)	—	5.16	(20.42)%	11,663	1.25%	1.57%	7.94%	7.62%	72%
(0.51)	—	7.03	0.64%	14,330	1.25%	1.65%	6.97%	6.57%	95%
(0.48)	0.00[5]	7.49	8.71%	13,774	1.25%	1.54%	6.50%	6.21%	82%
(0.44)	0.00[5]	7.35	2.93%	11,772	1.25%	1.52%	5.98%	5.71%	89%

$(0.33)	$—	$6.58	20.76%	$1,207	0.66%	0.97%	8.25%	7.94%	66%

See notes to Financial Highlights on pages 148-149.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	143

FINANCIAL INFORMATION

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Tax-Exempt Fund
Class A
Year Ended 12/31/09	$9.48	$0.37	$0.71	$1.08	$(0.37)	$—
Year Ended 12/31/08	9.83	0.33	(0.35)	(0.02)	(0.33)	—
Year Ended 12/31/07	10.08	0.36	(0.22)	0.14	(0.36)	(0.03)
Year Ended 12/31/06	9.98	0.36	0.13	0.49	(0.36)	(0.03)
Year Ended 12/31/05	10.19	0.36	0.05	0.41	(0.36)	(0.26)

Class C
Year Ended 12/31/09	$9.47	$0.29	$0.71	$1.00	$(0.29)	$—
Year Ended 12/31/08	9.83	0.25	(0.36)	(0.11)	(0.25)	—
Year Ended 12/31/07	10.08	0.29	(0.22)	0.07	(0.29)	(0.03)
Year Ended 12/31/06	9.98	0.28	0.13	0.41	(0.28)	(0.03)
Year Ended 12/31/05	10.19	0.28	0.05	0.33	(0.28)	(0.26)

Class Y
Period From 5/13/09[1] to 12/31/09[2]	$9.94	$0.25	$0.24	$0.49	$(0.25)	$—

RS High Yield Municipal Bond Fund
Class A
Period From 11/23/09[1] to 12/31/09[2]	$10.00	$0.04	$0.07	$0.11	$(0.04)	$—

Class C
Period From 11/23/09[1] to 12/31/09[2]	$10.00	$0.04	$0.07	$0.11	$(0.04)	$—

Class Y
Period From 11/23/09[1] to 12/31/09[2]	$10.00	$0.04	$0.07	$0.11	$(0.04)	$—

RS Floating Rate Fund
Class A
Period From 12/7/09[1] to 12/31/09[2]	$10.00	$0.01	$0.03	$0.04	$(0.01)	$—

Class C
Period From 12/7/09[1] to 12/31/09[2]	$10.00	$0.01	$0.04	$0.05	$(0.01)	$—

Class K
Period From 12/7/09[1] to 12/31/09[2]	$10.00	$0.01	$0.04	$0.05	$(0.01)	$—

Class Y
Period From 12/7/09[1] to 12/31/09[2]	$10.00	$0.01	$0.04	$0.05	$(0.01)	$—

See notes to Financial Highlights on pages 148-149

144	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[4]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.37)	$10.19	11.52%	$181,692	0.85%	0.94%	3.66%	3.57%	44%
(0.33)	9.48	(0.23)%	96,557	0.85%	0.96%	3.38%	3.27%	113%
(0.39)	9.83	1.47%	95,533	0.85%	0.97%	3.68%	3.56%	158%
(0.39)	10.08	5.03%	93,205	0.87%	0.95%	3.60%	3.52%	141%
(0.62)	9.98	4.02%	86,515	0.86%	0.96%	3.48%	3.38%	160%

$(0.29)	$10.18	10.69%	$43,668	1.60%	1.71%	2.90%	2.79%	44%
(0.25)	9.47	(1.08)%	12,045	1.60%	1.73%	2.64%	2.51%	113%
(0.32)	9.83	0.71%	11,577	1.60%	1.75%	2.93%	2.78%	158%
(0.31)	10.08	4.25%	11,434	1.62%	1.95%	2.85%	2.52%	141%
(0.54)	9.98	3.24%	11,060	1.61%	1.94%	2.73%	2.40%	160%

$(0.25)	$10.18	4.95%	$2,356	0.69%	0.77%	3.80%	3.72%	44%

$(0.04)	$10.07	1.10%	$31,346	—%[6]	1.25%	3.85%	2.60%	—%[7]

$(0.04)	$10.07	1.10%	$2,022	—%[6]	2.14%	3.85%	1.71%	—%[7]

$(0.04)	$10.07	1.10%	$2,022	—%[6]	2.14%	3.85%	1.71%	—%[7]

$(0.01)	$10.03	0.38%	$44,195	—%[6]	1.65%	1.26%	(0.39)%	—%[7]

$(0.01)	$10.04	0.48%	$2,009	—%[6]	3.09%	1.20%	(1.89)%	—%[7]

$(0.01)	$10.04	0.48%	$2,009	—%[6]	3.09%	1.20%	(1.89)%	—%[7]

$(0.01)	$10.04	0.48%	$2,015	—%[6]	3.09%	1.20%	(1.89)%	—%[7]
See notes to Financial Highlights on pages 148-149

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	145

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Strategic Income Fund
Class A
Period From 11/23/09[1] to 12/31/09[2]	$10.00	$0.03	$(0.04)	$(0.01)	$(0.03)	$—
Class C
Period From 11/23/09[1] to 12/31/09[2]	$10.00	$0.03	$(0.04)	$(0.01)	$(0.03)	$—
Class K
Period From 11/23/09[1] to 12/31/09[2]	$10.00	$0.03	$(0.04)	$(0.01)	$(0.03)	$—
Class Y
Period From 11/23/09[1] to 12/31/09[2]	$10.00	$0.03	$(0.04)	$(0.01)	$(0.03)	$—

See notes to Financial Highlights on pages 148-149

146	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[4]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.03)	$9.96	(0.14)%	$43,942	—%[6]	1.14%	2.47%	1.33%	2%

$(0.03)	$9.96	(0.14)%	$1,997	—%[6]	2.06%	2.47%	0.41%	2%

$(0.03)	$9.96	(0.14)%	$1,997	—%[6]	2.06%	2.47%	0.41%	2%

$(0.03)	$9.96	(0.14)%	$1,997	—%[6]	2.06%	2.47%	0.41%	2%

See notes to Financial Highlights on pages 148-149

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	147

FINANCIAL INFORMATION

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/ (Loss)	Total Operations		Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Money Market Fund
Class A
Year Ended 12/31/09	$1.00	$—	[8]	$—	$—	[8]	$— [8]	$—
Year Ended 12/31/08	1.00	0.018		—	0.018		(0.018)	—
Year Ended 12/31/07	1.00	0.044		—	0.044		(0.044)	—
Year Ended 12/31/06	1.00	0.042		—	0.042		(0.042)	—
Year Ended 12/31/05	1.00	0.024		—	0.024		(0.024)	—
Class B
Year Ended 12/31/09	$1.00	$—	[8]	$—	$—	[8]	$— [8]	$—
Year Ended 12/31/08	1.00	0.011		—	0.011		(0.011)	—
Year Ended 12/31/07	1.00	0.036		—	0.036		(0.036)	—
Year Ended 12/31/06	1.00	0.034		—	0.034		(0.034)	—
Year Ended 12/31/05	1.00	0.017		—	0.017		(0.017)	—
Class C
Year Ended 12/31/09	$1.00	$—	[8]	$—	$—	[8]	$— [8]	$—
Year Ended 12/31/08	1.00	0.011		—	0.011		(0.011)	—
Year Ended 12/31/07	1.00	0.036		—	0.036		(0.036)	—
Year Ended 12/31/06	1.00	0.034		—	0.034		(0.034)	—
Year Ended 12/31/05	1.00	0.017		—	0.017		(0.017)	—
Class K
Year Ended 12/31/09	$1.00	$—	[8]	$—	$—	[8]	$— [8]	$—
Year Ended 12/31/08	1.00	0.014		—	0.014		(0.014)	—
Year Ended 12/31/07	1.00	0.040		—	0.040		(0.040)	—
Year Ended 12/31/06	1.00	0.038		—	0.038		(0.038)	—
Year Ended 12/31/05	1.00	0.020		—	0.020		(0.020)	—

Distributions reflect actual per–share amounts distributed for the period.

[1]	Inception date.

[2]	Ratios for periods of less than one year have been annualized, except for total return and portfolio turnover rate.

[3]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[4]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitation, interest expense associated with reverse repurchase agreements and custody credits, if applicable.

148	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions		Net Asset Value, End of Period	Total Return[3]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[4]		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets

$	—[8]	$1.00	0.05%		$461,792	0.33%	[10]	0.84%	0.05%	[10]	(0.46)%
	(0.018)	1.00	1.82%	[9]	510,931	0.75%		0.86%	1.79%		1.68%
	(0.044)	1.00	4.45%		458,233	0.84%		0.90%	4.36%		4.30%
	(0.042)	1.00	4.26%		409,170	0.85%		0.92%	4.18%		4.11%
	(0.024)	1.00	2.41%		396,012	0.85%		0.91%	2.37%		2.31%

$	—[8]	$1.00	0.05%		1,375	0.34%	[10]	1.95%	0.05%	[10]	(1.56)%
	(0.011)	1.00	1.08%	[9]	1,918	1.48%	[10]	1.85%	1.12%	[10]	0.75%
	(0.036)	1.00	3.67%		2,542	1.59%		1.84%	3.62%		3.37%
	(0.034)	1.00	3.48%		2,763	1.60%		1.87%	3.38%		3.11%
	(0.017)	1.00	1.76%		5,030	1.47%		1.86%	1.68%		1.29%

$	—[8]	$1.00	0.05%		2,194	0.34%	[10]	1.69%	0.05%	[10]	(1.30)%
	(0.011)	1.00	1.08%	[9]	7,950	1.48%	[10]	1.69%	1.09%	[10]	0.88%
	(0.036)	1.00	3.67%		8,456	1.59%		1.74%	3.60%		3.45%
	(0.034)	1.00	3.48%		6,378	1.60%		1.71%	3.43%		3.32%
	(0.017)	1.00	1.76%		6,233	1.47%		1.68%	1.69%		1.48%

$	—[8]	$1.00	0.05%		25,510	0.32%	[10]	1.45%	0.05%	[10]	(1.08)%
	(0.014)	1.00	1.42%	[9]	22,970	1.14%	[10]	1.26%	1.32%	[10]	1.20%
	(0.040)	1.00	4.03%		13,294	1.23%		1.61%	3.94%		3.56%
	(0.038)	1.00	3.84%		9,686	1.25%		1.35%	3.76%		3.66%
	(0.020)	1.00	2.00%		10,083	1.25%		1.32%	1.96%		1.89%

[5]	Rounds to $0.00 per share.

[6]	Expenses for the period ended December 31, 2009 were reimbursed by Guardian Investor Services LLC (See Note 2a).

[7]	For the period ended December 31, 2009 no long-term securities were sold.

[8]	Rounds to $0.000 per share.

[9]	Without the effect of the voluntary contribution by the distributor, the total return would have been 1.78%, 1.04%, 1.04% and 1.38% for Class A, Class B, Class C and Class K, respectively.

[10]	Includes additional subsidies to maintain a minimum yield threshold.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	149

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2009

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to eight series offered by the Trust: RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, RS High Yield Municipal Bond Fund, RS Floating Rate Fund, RS Strategic Income Fund and RS Money Market Fund (each a “Fund,” collectively the “Funds”). RS High Yield Municipal Bond Fund, RS Floating Rate Fund and RS Strategic Income Fund commenced operations on November 24, 2009, December 8, 2009 and November 24, 2009, respectively. All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund and RS High Yield Municipal Bond Fund offer Class A, B, C and K shares. RS Tax-Exempt Fund offers Class A and C shares. Effective May 1, 2009, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund and RS Tax-Exempt Fund began offering Class Y Shares. RS Floating Rate Fund and RS Strategic Income Fund began offering Class A, C, K and Y shares and RS High Yield Municipal Bond Fund began offering Class A, C, and Y shares effective December 31, 2009. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, and differ only as to class-specific expenses and voting rights with respect to matters affecting fewer than all classes.

The Trust has an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of a Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Funds are responsible for the valuation of portfolio securities and use independent pricing services (each, a “Service”). The valuations of debt securities, including bank loans, with more than 60 days to maturity for which quoted bid prices are readily available and representative of the bid side of the market are valued by a relevant Service at the bid price (with respect to all Funds other than RS Tax-Exempt Fund) or the mean between the bid and asked prices (with respect to RS Tax-Exempt Fund). Debt securities with more than 60 days to maturity for which quoted bid prices are not, readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include

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consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5d). RS Money Market Fund values its investments based on amortized cost in accordance with Rule 2a-7 of the 1940 Act. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC Topic 820 established a hierarchy to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the

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asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated

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by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2009, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005, except for RS High Yield Municipal Bond Fund, RS Floating Rate Fund and RS Strategic Income Fund which incepted during the fiscal year 2009 and are therefore not subject to U.S. federal and state authority examination for tax years prior to 2009.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a Fund’s counterparty to meet the terms of a contract

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and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When a forward contract is closed, a Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Credit Derivatives The Funds may enter into credit derivatives, including credit default swaps and credit default index investments. The Funds may use these investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust a Funds’ asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information. There were no credit derivatives held as of December 31, 2009.

g. Derivative Instruments and Hedging Activities Financial Accounting Standards Board Codification Topic 815, requires enhanced disclosures about the Funds’ derivative and hedging activities.

The following is a summary of the fair valuation of RS Strategic Income Fund’s derivative instruments categorized by risk exposure at December 31, 2009.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Forward Foreign Currency Contracts	Receivable for open forward currency contracts	$98,180
Forward Foreign Currency Contracts	Payable for open forward currency contracts	$26,901

* The cumulative appreciation/depreciation of financial forward foreign currency contracts is reported in the notes to the Schedule of Investments. See Note 1e for additional information on forward foreign currency contracts.

The following is a summary of the effect of RS Strategic Income Fund’s foreign currency hedging activity on the Statement of Operations for the period November 24, 2009 to December 31, 2009.

Derivative Instrument Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Amount
Forward Foreign Currency Contracts	Net realized gain/(loss) from foreign currency transactions	$—
	Net change in unrealized appreciation/depreciation on forward currency contracts	$71,279

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Open forward currency contracts as of December 31, 2009, approximates the average outstanding contracts during the period then ended.

The Funds may, but will not necessarily enter into derivative transactions, such as forward foreign currency contracts, to hedge foreign currency exposure or for other purposes.

h. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

i. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

j. Custody Credits The Funds have entered into an arrangement with their custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

k. Distributions to Shareholders Distributions of net investment income are declared and accrued daily and each Fund intends to distribute substantially all net investment income, as determined on a federal tax basis if any, monthly. Distributions of net realized capital gains, if any, are declared and paid at least once a year, except from RS Money Market Fund, which distributes its short-term gains monthly and is not expected to realize long-term capital gains. Distributions to shareholders are recorded on the ex-dividend date.

l. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

m. Temporary Borrowings The Funds, excluding RS Money Market Fund but including other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

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For the period ended December 31, 2009, the Funds did not borrow from the facility.

n. Offering Costs Offering cost are accounted for on an accrual basis. Offering costs are expensed over a 12-month period. These costs include legal, printing, administration and other expenses associated with the initial registration of a Fund.

o. Organizational Cost RS High Yield Municipal Bond Fund, RS Floating Rate Fund and RS Strategic Income Fund did not incur any organizational cost for the period ended December 31, 2009.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Investment Quality Bond Fund	0.50%
RS Low Duration Bond Fund	0.45%
RS High Yield Bond Fund	0.60%
RS Tax-Exempt Fund	0.50%
RS High Yield Municipal Bond Fund	0.50%
RS Floating Rate Fund	0.65%
RS Strategic Income Fund	0.60%
RS Money Market Fund	0.45%

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Funds, subject to the supervision of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at annual rates of 0.475%, 0.4275%, 0.57%, 0.475%, 0.475%, 0.6175%, 0.57% and 0.4275% of the average daily net assets of RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, RS High Yield Municipal Bond Fund, RS Floating Rate Fund, RS Strategic Income Fund and RS Money Market Fund, respectively. Payment of the sub-investment advisory fees does not represent a separate or additional expense to the Funds.

Pursuant to a written agreement in effect through April 30, 2010, except for the RS High Yield Municipal Bond Fund, RS Floating Rate Fund and RS Strategic Income Fund which are in effect through April 30, 2011, expense limitations have been imposed

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whereby RS Investments and certain affiliates, including GIS, agreed to limit the Funds’ total annual fund operating expenses to the following rates:

Fund	Expense Limitation
	Class A	Class B	Class C	Class K	Class Y
RS Investment Quality Bond Fund	0.85%	1.60%	1.60%	1.25%	0.66%
RS Low Duration Bond Fund	0.80%	1.55%	1.55%	1.20%	0.63%
RS High Yield Bond Fund	0.85%	1.60%	1.60%	1.25%	0.66%
RS Tax-Exempt Fund	0.85%	NA	1.60%	NA	0.69%
RS High Yield Municipal Bond Fund	0.35%	NA	1.10%	NA	0.10%
RS Floating Rate Fund	0.35%	NA	1.10%	0.75%	0.10%
RS Strategic Income Fund	0.35%	NA	1.10%	0.75%	0.10%
RS Money Market Fund	0.65%	1.40%	1.40%	1.05%	NA

For the period ended December 31, 2009, all expenses including advisory fees are waived or reimbursed for RS High Yield Municipal Bond Fund, RS Floating Rate Fund and RS Strategic Income Fund.

In addition to fees waived by GIS with respect to the expense limitations then in effect for RS Money Market Fund, GIS voluntarily waived expenses to maintain a minimum yield threshold for RS Money Market Fund during the period ended December 31, 2009. There is no guarantee that the waiver will be in effect for subsequent periods.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund or under the previous two paragraphs.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

c. Voluntary Contribution by Distributor During the year ended December 31, 2008, GIS voluntarily reimbursed RS Money Market Fund in the amount of $224,014 to offset the effect of realized investment losses. GIS received no shares of the Fund in exchange for this payment, which increased the net asset value of the Fund. This payment is shown in the accompanying Statement of Changes in Net Assets.

d. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including

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its expenses in connection with the promotion and distribution of shares of each Fund. For the period ended December 31, 2009, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS Investment Quality Bond Fund	Class A	0.25%	$273,250
	Class B	1.00%	83,391
	Class C	1.00%	97,344
	Class K	0.65%	78,783
	Class Y	0.00%	—
RS Low Duration Bond Fund	Class A	0.25%	189,444
	Class B	1.00%	83,573
	Class C	1.00%	231,876
	Class K	0.65%	73,584
	Class Y	0.00%	—
RS High Yield Bond Fund	Class A	0.25%	144,393
	Class B	1.00%	37,125
	Class C	1.00%	116,062
	Class K	0.65%	92,421
	Class Y	0.00%	—
RS Tax-Exempt Fund	Class A	0.25%	354,239
	Class C	1.00%	247,248
	Class Y	0.00%	—
RS High Yield Municipal Bond Fund	Class A	0.25%	—
	Class C	1.00%	—
	Class Y	0.00%	—
RS Floating Rate Fund	Class A	0.25%	—
	Class C	1.00%	—
	Class K	0.65%	—
	Class Y	0.00%	—
RS Strategic Income Fund	Class A	0.25%	—
	Class C	1.00%	—
	Class K	0.65%	—
	Class Y	0.00%	—
RS Money Market Fund	Class A	0.25%	1,251,657
	Class B	1.00%	16,596
	Class C	1.00%	78,002
	Class K	0.65%	170,677

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS makes payments from the amounts it receives from the Funds pursuant to the distribution plan for any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS

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makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the period ended December 31, 2009, PAS informed the Trust it received $2,192,311 directly or indirectly from GIS as continuing compensation for its services on behalf of all series in the Trust.

For the period ended December 31, 2009, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Investment Quality Bond Fund	$31,385
RS Low Duration Bond Fund	39,046
RS High Yield Bond Fund	11,996
RS Tax-Exempt Fund	114,885
RS High Yield Municipal Bond Fund	—
RS Floating Rate Fund	—
RS Strategic Income Fund	—
RS Money Market Fund	—

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the period ended December 31, 2009, GIS received CDSL charges as follows:

Fund	CDSL
RS Investment Quality Bond Fund	$932
RS Low Duration Bond Fund	13,865
RS High Yield Bond Fund	1,892
RS Tax-Exempt Fund	15,483
RS High Yield Municipal Bond Fund	—
RS Floating Rate Fund	—
RS Strategic Income Fund	—
RS Money Market Fund	5,425

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Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the periods ended December 31, 2008 and December 31, 2009 was as follows:

Fund	Tax-Exempt		Ordinary Income		Long-Term Capital Gains
	2009	2008	2009	2008	2009	2008
RS Investment Quality Bond Fund	$—	$—	$5,777,814	$5,199,356	$—	$—
RS Low Duration Bond Fund	—	—	3,117,887	1,199,362	39,699	—
RS High Yield Bond Fund	—	—	7,229,619	6,148,874	—	—
RS Tax-Exempt Fund	5,914,993	3,587,767	44,109	24,931	—	—
RS High Yield Municipal Bond Fund	140,733	—	197	—	—	—
RS Floating Rate Fund	—	—	38,525	—	—	—
RS Strategic Income Fund	—	—	128,240	—	—	—
RS Money Market Fund	—	—	277,713	9,009,115	—	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss)
RS Investment Quality Bond Fund	$ (28,513)	$28,513	$—
RS Low Duration Bond Fund	—	—	—
RS High Yield Bond Fund	(7,607,781)	51,424	7,556,357
RS Tax-Exempt Fund	(17,989)	17,986	3
RS High Yield Municipal Bond Fund	—	—	—
RS Floating Rate Fund	—	—	—
RS Strategic Income Fund	—	(44,575)	44,575
RS Money Market Fund	—	—	—

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See the chart below for the tax basis of distributable earnings as of December 31, 2009.

Fund	Tax-Exempt	Undistributed Ordinary Income	Undistributed Long- Term Capital Gains
RS Investment Quality Bond Fund	$—	$24,514	$—
RS Low Duration Bond Fund	—	246,170	45,408
RS High Yield Bond Fund	—	160,470	—
RS Tax-Exempt Fund	—	—	—
RS High Yield Municipal Bond Fund	—	—	—
RS Floating Rate Fund	—	26	—
RS Strategic Income Fund	—	64,273	—
RS Money Market Fund	—	39,838	—

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the period ended December 31, 2009, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Investment Quality Bond Fund	$—
RS Low Duration Bond Fund	161,376
RS High Yield Bond Fund	—
RS Tax-Exempt Fund	—
RS High Yield Municipal Bond Fund	—
RS Floating Rate Fund	—
RS Strategic Income Fund	—
RS Money Market Fund	—

For RS High Yield Bond Fund, $7,587,223 of capital loss carryovers expired in the period ended December 31, 2009.

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See the chart for capital loss carryovers available to the Funds at December 31, 2009.

	Expiring
Fund	2010	2011	2012	2013	2014	2015	2016	2017	Total
RS Investment Quality Bond Fund	$—	$—	$—	$—	$420,660	$49,025	$—	$586,864	$1,056,549
RS Low Duration Bond Fund	—	—	—	—	—	—	—	—	—
RS High Yield Bond Fund	5,307,217	—	—	—	—	—	6,462,203	3,303,739	15,073,159
RS Tax-Exempt Fund	—	—	—	—	—	922,886	1,961,919	488,356	3,373,161
RS High Yield Municipal Bond Fund	—	—	—	—	—	—	—	—	—
RS Floating Rate Fund	—	—	—	—	—	—	—	—	—
RS Strategic Income Fund	—	—	—	—	—	—	—	—	—
RS Money Market Fund	—	5,073	432	—	—	7,575	35,926	3,268	52,274

In determining its taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the period ended December 31, 2009, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Investment Quality Bond Fund	$—
RS Low Duration Bond Fund	—
RS High Yield Bond Fund	—
RS Tax-Exempt Fund	8,830
RS High Yield Municipal Bond Fund	—
RS Floating Rate Fund	—
RS Strategic Income Fund	—
RS Money Market Fund	—

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2009, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Investment Quality Bond Fund	$154,261,659	$2,542,279	$4,787,771	$(2,245,492)
RS Low Duration Bond Fund	212,307,451	2,366,382	2,780,165	(413,783)
RS High Yield Bond Fund	106,435,118	3,939,579	6,765,863	(2,826,284)

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Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Tax-Exempt Fund	$203,952,308	$10,139,891	$10,317,715	$(177,824)
RS High Yield Municipal Bond Fund	34,207,908	249,500	299,855	(50,355)
RS Floating Rate Fund	48,085,944	182,493	313,761	(131,268)
RS Strategic Income Fund	46,270,389	(259,284)	199,416	(458,700)
RS Money Market Fund	491,584,397	—	—	—

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Investment Quality Bond Fund

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,780,156	$55,509,078	3,465,024	$33,501,650
Shares reinvested	461,349	4,454,423	435,552	4,166,665
Shares redeemed	(2,822,776)	(27,293,480)	(4,070,349)	(38,740,357)

Net increase/(decrease)	3,418,729	$32,670,021	(169,773)	$(1,072,042)

Class B
Shares sold	54,229	$517,815	38,543	$362,510
Shares reinvested	29,753	286,026	31,137	297,665
Shares redeemed	(563,275)	(5,592,354)	(95,764)	(927,819)

Net decrease	(479,293)	$(4,788,513)	(26,084)	$(267,644)

Class C
Shares sold	376,231	$3,617,830	95,047	$916,741
Shares reinvested	31,541	304,022	28,222	269,614
Shares redeemed	(59,401)	(577,722)	(33,467)	(317,965)

Net increase	348,371	$3,344,130	89,802	$868,390

Class K
Shares sold	348,581	$3,333,107	335,234	$3,216,703
Shares reinvested	48,466	467,651	43,531	416,233
Shares redeemed	(230,172)	(2,215,560)	(212,163)	(2,026,322)

Net increase	166,875	$1,585,198	166,602	$1,606,614

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NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Investment Quality Bond Fund — continued

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount
Class Y*
Shares sold	107,595	$1,020,001	N/A	$	N/A
Shares reinvested	2,924	28,682	N/A		N/A

Net increase	110,519	$1,048,683	N/A	$	N/A

*	Inception date was May 12, 2009.

RS Low Duration Bond Fund

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount
Class A
Shares sold	18,879,142	$190,683,894	908,906		$8,976,640
Shares reinvested	166,901	1,688,426	40,845		404,176
Shares redeemed	(4,848,140)	(49,260,464)	(239,044)		(2,354,661)

Net increase	14,197,903	$143,111,856	710,707		$7,026,155

Class B
Shares sold	35,818	$360,950	23,895		$235,156
Shares reinvested	17,073	171,547	23,159		229,357
Shares redeemed	(839,369)	(8,574,003)	(29,603)		(292,362)

Net increase/(decrease)	(786,478)	$(8,041,506)	17,451		$172,151

Class C
Shares sold	4,453,889	$45,038,117	75,901		$750,553
Shares reinvested	37,261	376,581	22,832		226,106
Shares redeemed	(1,023,626)	(10,432,078)	(9,855)		(97,275)

Net increase	3,467,524	$34,982,620	88,878		$879,384

Class K
Shares sold	114,015	$1,145,440	122,394		$1,210,267
Shares reinvested	27,367	275,326	32,052		317,358
Shares redeemed	(871,698)	(8,858,947)	(83,785)		(826,823)

Net increase/(decrease)	(730,316)	$(7,438,181)	70,661		$700,802

Class Y*
Shares sold	730,072	$7,428,003	N/A	$	N/A
Shares reinvested	3,530	35,833	N/A		N/A
Shares redeemed	(11,085)	(113,219)	N/A		N/A

Net increase	722,517	$7,350,617	N/A	$	N/A

*	Inception date was May 12, 2009.

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RS High Yield Bond Fund

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,141,106	$30,720,388	1,062,628		$6,852,039
Shares reinvested	753,853	4,485,101	615,995		3,755,030
Shares redeemed	(2,296,553)	(13,815,290)	(580,263)		(3,627,909)

Net increase	3,598,406	$21,390,199	1,098,360		$6,979,160

Class B
Shares sold	57,260	$331,516	4,946		$33,409
Shares reinvested	45,679	269,007	78,153		496,254
Shares redeemed	(265,393)	(1,695,178)	(780,785)		(5,070,717)

Net decrease	(162,454)	$(1,094,655)	(697,686)		$(4,541,054)

Class C
Shares sold	497,834	$3,001,476	13,755		$79,928
Shares reinvested	144,621	858,248	128,117		782,971
Shares redeemed	(76,080)	(465,414)	(22,096)		(135,765)

Net increase	566,375	$3,394,310	119,776		$727,134

Class K
Shares sold	257,753	$1,494,790	234,979		$1,439,492
Shares reinvested	192,174	1,140,251	173,002		1,058,346
Shares redeemed	(202,180)	(1,206,910)	(186,764)		(1,160,069)

Net increase	247,747	$1,428,131	221,217		$1,337,769

Class Y*
Shares sold	174,216	$1,000,001	N/A	$	N/A
Shares reinvested	9,312	58,145	N/A		N/A

Net increase	183,528	$1,058,146	N/A	$	N/A

*	Inception date was May 12, 2009.

RS Tax-Exempt Fund

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount
Class A
Shares sold	13,010,231	$130,200,709	923,256	$8,961,821
Shares reinvested	418,555	4,175,817	323,721	3,096,145
Shares redeemed	(5,780,212)	(58,536,219)	(772,531)	(7,339,385)

Net increase	7,648,574	$75,840,307	474,446	$4,718,581

Class C
Shares sold	3,116,946	$31,247,851	83,190	$787,957
Shares reinvested	51,827	518,714	31,221	298,568
Shares redeemed	(152,199)	(1,542,241)	(20,564)	(195,121)

Net increase	3,016,574	$30,224,324	93,847	$891,404

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NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Tax-Exempt Fund — continued

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount
Class Y*
Shares sold	230,592	$2,329,154	N/A	N/A
Shares reinvested	3,281	33,141	N/A	N/A
Shares redeemed	(2,519)	(25,566)	N/A	N/A

Net increase	231,354	$2,336,729	N/A	N/A

*	Inception date was May 12, 2009.

RS High Yield Municipal Bond Fund

	For the Period Ended 12/31/09
	Shares	Amount
Class A*
Shares sold	3,100,000	$31,000,000
Shares reinvested	12,396	124,824

Net increase	3,112,396	$31,124,824

Class C*
Shares sold	200,000	$2,000,000
Shares reinvested	800	8,053

Net increase	200,800	$2,008,053

Class Y*
Shares sold	200,000	$2,000,000
Shares reinvested	800	8,053

Net increase	200,800	$2,008,053

*	Inception date was November 23, 2009.

RS Floating Rate Fund

	For the Period Ended 12/31/09
	Shares	Amount
Class A*
Shares sold	4,401,001	$44,000,000
Shares reinvested	3,370	33,794

Net increase	4,404,371	$44,033,794

Class C*
Shares sold	200,000	$2,000,000
Shares reinvested	157	1,577

Net increase	200,157	$2,001,577

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RS Floating Rate Fund — continued

	For the Period Ended 12/31/09
	Shares	Amount
Class K*
Shares sold	200,000	$2,000,000
Shares reinvested	157	1,577

Net increase	200,157	$2,001,577

Class Y*
Shares sold	200,697	$2,007,000
Shares reinvested	157	1,577

Net increase	200,854	$2,008,577

*	Inception date was December 7, 2009.

RS Strategic Income Fund

	For the Period Ended 12/31/09
	Shares	Amount
Class A*
Shares sold	4,400,000	$44,000,000
Shares reinvested	11,330	112,851

Net increase	4,411,330	$44,112,851

Class C*
Shares sold	200,000	$2,000,000
Shares reinvested	515	5,130

Net increase	200,515	$2,005,130

Class K*
Shares sold	200,000	$2,000,000
Shares reinvested	515	5,130

Net increase	200,515	$2,005,130

Class Y*
Shares sold	200,000	$2,000,000
Shares reinvested	515	5,129

Net increase	200,515	$2,005,129

*	Inception date was November 23, 2009.

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NOTES TO FINANCIAL STATEMENTS

RS Money Market Fund

	For the Year Ended 12/31/09		For the Year Ended 12/31/08
	Shares	Amount	Shares	Amount
Class A
Shares sold	158,208,530	$158,208,530	279,991,370	$279,991,370
Shares reinvested	258,449	258,449	8,618,855	8,618,855
Shares redeemed	(207,606,785)	(207,606,785)	(235,903,782)	(235,903,782)

Net increase/(decrease)	(49,139,806)	$(49,139,806)	52,706,443	$52,706,443

Class B
Shares sold	730,601	$730,601	849,876	$849,876
Shares reinvested	794	794	20,294	20,294
Shares redeemed	(1,274,264)	(1,274,264)	(1,494,160)	(1,494,160)

Net decrease	(542,869)	$(542,869)	(623,990)	$(623,990)

Class C
Shares sold	2,213,745	$2,213,745	2,074,768	$2,074,768
Shares reinvested	3,639	3,639	89,338	89,338
Shares redeemed	(7,972,481)	(7,972,481)	(2,670,179)	(2,670,179)

Net decrease	(5,755,097)	$(5,755,097)	(506,073)	$(506,073)

Class K
Shares sold	23,479,130	$23,479,130	25,472,085	$25,472,085
Shares reinvested	12,916	12,916	219,114	219,114
Shares redeemed	(20,952,662)	(20,952,662)	(16,013,086)	(16,013,086)

Net increase	2,539,384	$2,539,384	9,678,113	$9,678,113

b. Shareholder Concentration As of December 31, 2009, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Investment Quality Bond Fund	4	60.21%
RS Low Duration Bond Fund	3	29.54%
RS High Yield Bond Fund	2	74.12%
RS Tax-Exempt Fund	2	41.60%
RS High Yield Municipal Bond Fund	1	100%	*
RS Floating Rate Fund	1	99.99%	*
RS Strategic Income Fund	1	100%	*
RS Money Market Fund	2	79.75%
*	Represents Guardian Life Insurance Company of America and affiliates’ contributions into the Fund for the period ended December 31, 2009.

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Note 5 Investments

a. Investment Purchases and Sales The cost of investments and U.S. Government agency obligations purchased and the proceeds from investments and U.S. government agency obligations sold (excluding short-term investments) for the period ended December 31, 2009, were as follows:

Fund	Cost of Investments Purchased		Proceeds from Investments Sold
	Investments	U.S. Government Agency Obligations	Investments	U.S. Government Agency Obligations
RS Investment Quality Bond Fund	$82,761,362	$200,908,588	$31,654,738	$202,643,590
RS Low Duration Bond Fund	180,999,678	448,983,338	16,503,500	443,238,053
RS High Yield Bond Fund	83,794,528	—	55,183,463	—
RS Tax-Exempt Fund	162,590,951	—	69,211,855	—
RS High Yield Municipal Bond Fund	34,207,932	—	—	—
RS Floating Rate Fund	44,080,058	—	—	—
RS Strategic Income Fund	42,775,625	—	503,438	—

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral

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NOTES TO FINANCIAL STATEMENTS

by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

e. Loans Floating rate loans in which the Funds invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Funds’ floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subjects to greater credit risk (including default and bankruptcy) than many other investments.

The RS Floating Rate Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

f. Municipal Obligations The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

g. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to a Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted on each Fund’s schedule of investments.

h. Below Investment Grade Securities RS High Yield Bond Fund, RS High Yield Municipal Bond Fund and RS Floating Rate Fund invest primarily in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

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Note 6 Regulatory Settlements

During the year ended December 31, 2009, the Funds received payments relating to certain regulatory settlements which were distributed under the direction of the Securities and Exchange Commission. These payments for the year ended December 31, 2009 were as follows:

Fund	Amount
RS Investment Quality Bond Fund	$33,319
RS High Yield Bond Fund	9,396
RS Tax-Exempt Fund	17,306

These payments are included in “Increase from Regulatory Settlements” on the Statement of Changes in Net Assets and resulted in less than $0.01 per share net asset value impact as well as a less than 0.01% performance impact to the total return for the year ended December 31, 2009.

Note 7 Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Funds’ financial statements through February 19, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS Investment Quality Bond Fund

RS Low Duration Bond Fund

RS High Yield Bond Fund

RS Tax-Exempt Fund

RS High Yield Municipal Bond Fund

RS Floating Rate Fund

RS Strategic Income Fund

RS Money Market Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, RS High Yield Municipal Bond Fund, RS Floating Rate Fund, RS Strategic Income Fund and RS Money Market Fund (eight of the portfolios constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2009, the results of each of their operations for the year or period then ended, the changes in each of their net assets for the periods presented and the financial highlights for each of the four years or periods in the period ended December 31, 2009 for RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund and RS Money Market Fund, and for each of the periods presented for RS High Yield Municipal Bond Fund, RS Floating Rate Fund and RS Strategic Income Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for the year ended December 31, 2005 of the RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund and RS Money Market Fund were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2010

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TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

RS Tax-Exempt Fund

Of the distributions paid from net investment income for the year ended December 31, 2009, 99.26% are designated as exempt interest dividends for federal tax purposes.

RS High Yield Municipal Bond Fund

Of the distributions paid from net investment income for the year ended December 31, 2009, 99.86% are designated as exempt interest dividends for federal tax purposes.

RS Low Duration Bond Fund

Capital Gain Distributions for the year ended December 31, 2009	$39,699

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The Board of Trustees of the RS Investment Trust, including all the disinterested Trustees, met in person on August 11—12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for

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SUPPLEMENTAL INFORMATION (UNAUDITED)

example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints

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would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

RS Investments has provided all necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	34	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder, TriLine Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	34	None

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees (continued)
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	34	None
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	34	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co-President and Co-Principal Executive Officer November 2004 through September 2005; Treasurer and Principal Financial and Accounting Officer May 2004 through September 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments.	34	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm.	N/A	N/A

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.
***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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388 Market Street San Francisco CA 94111

www.RSinvestments.com | 800-766-3863

Six-time winner of Dalbar Service Award EB 015098 (12/09)

2009 Annual Report

All data as of December 31, 2009

RS International Funds

Class A, B, C, K, and Y Shares

•	RS International Growth Fund

•	RS Emerging Markets Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Growth | International | Fixed Income

RS Funds provide clients with access to four deep and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

RS Value Funds	RS Growth Funds	RS Fixed Income Funds
RS Partners Fund*	RS Small Cap Growth Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Select Growth Fund	RS Low Duration Bond Fund
RS Large Cap Alpha Fund	RS Mid Cap Growth Fund	RS High Yield Bond Fund
RS Investors Fund	RS Growth Fund	RS Tax-Exempt Fund
RS Global Natural Resources Fund	RS Technology Fund	RS High Yield Municipal Bond Fund
	RS Small Cap Equity Fund**	RS Floating Rate Fund
RS International Funds		RS Strategic Income Fund
RS International Growth Fund	Other RS Funds	RS Money Market Fund
RS Emerging Markets Fund	RS S&P 500 Index Fund

*	RS Partners Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. Please see the prospectus for more information.
**	Closed to new investors.

CEO’S LETTER

Terry R. Otton CEO, RS Investments

Dear Fellow Shareholder,

Thank you for your continued investment with RS Investments. We sincerely appreciate your choice of RS Investments as your trusted investment partner. As stewards of your capital, our goal of maintaining your confidence remains at the forefront of every decision we make.

Over the last 24 years — through all the economic ups and downs — RS Investments has remained committed to your long-term success and focused on deep fundamental research as the means to help you get there. We apply a long-term view to every investment we make — whether it’s in a company in one of our mutual funds or in our people who work on your behalf.

Benefit from Our Strengths

Over the last three years, in particular, the financial markets have experienced periods of extreme volatility, the likes of which have not been seen in 70 years. Through this challenging time, our shareholders have benefited from the financial strength of our firm, which has allowed us to continue to reinvest in our most important resource, our people, and from our constant focus on aligning our interests with yours. Our history of results and continued investment in our core strengths serve as evidence that RS Investments is in a better position to meet our investors’ needs than at any other time in our long history.

As we have grown our business over the years, we have worked hard to align our own goals with yours. As evidence of this, directors, employees and portfolio managers at RS Investments have invested $50 million in the investment strategies we manage, right alongside our shareholders and clients. RS employees have a significant ownership stake in our business, and our majority owner, The Guardian Life Insurance Company of America, a well-respected 150-year-old mutual insurance company, provides further stability and strategic long-term resources. We are all in this, together with you, for the long term.

Over the last several years, virtually every functional area of our firm has benefited from investments in people, technology, and training. Even last year, during a time when many other firms were unable or unwilling to hire, we further strengthened our research capabilities by hiring experienced professionals. Each of our new investment team members brings high quality of character and depth of experience, adding meaningfully to our already strong bench of investment talent.

“Best of the Decade” Honors

Recently, The Wall Street Journal1 recognized RS Partners Fund as one of the “Best Funds of the Decade.” This recognition is particularly rewarding as it comes on the heels of one of the most challenging decades for investing in the history of modern capital markets. We credit the Fund’s results to a durable and consistently applied investment philosophy, one that is predicated on diligent research, improving returns on invested capital, and downside risk awareness. The same investment approach — requiring patience and a long-term view — is applied across the entire suite of RS Value funds.

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CEO’S LETTER

We invite you to review the long-term performance of our entire fund family — including growth, fixed income and international equity funds — in greater detail on our website and in the pages that follow.

New Wealth Planning Solutions from RS

In December, we introduced three new fixed income funds: RS Strategic Income Fund, RS Floating Rate Fund, and RS High Yield Municipal Bond Fund. These funds, supported by an experienced fixed income team, join an already broad stable of investment options that address a wide range of investor needs. Whether to address inflation, participate in the global growth of emerging and developed economies, generate retirement income, protect against a declining dollar or rising taxes, or to benefit from good old-fashioned long-term capital appreciation, the RS fund family offers a potential solution.

We have also enhanced the value we provide to you by implementing and/or enhancing expense caps on RS Value Fund, RS Investors Fund, RS Small Cap Growth Fund, and RS Select Growth Fund (Class A shares). These expense caps place each of these funds’ fees for Class A shares within the least expensive one-third of their peers2, providing a unique combination of strong value and premium investment management.

Looking Ahead

Today, our firm is well positioned for you:

1.	We are financially stable — our shareholders can rely on us to be here when they need us most.

2.	We have the ability to attract and retain exceptional people — our people are focused on your long-term success.

3.	We follow our durable investment approaches consistently across a wide variety of market environments.

4.	We are committed to your long-term success — our interests are aligned with yours through ownership in our funds and in our business.

The term “trusted advisor” has never meant more than it does today. As a large segment of the financial services industry continues to reel from the challenges of the last several years, we have never wavered from our primary mission: do right by shareholders every day and deliver long-term results. We believe RS Investments is stronger than ever and well positioned to be your trusted advisor today and tomorrow.

We thank you again for the trust and confidence you’ve placed in RS Investments and look forward to our continued partnership.

Sincerely,

Terry R. Otton

CEO, RS Investments

1	The Wall Street Journal, “Best Stock Fund of the Decade,” December 31, 2009. Rankings were provided to the Wall Street Journal by Morningstar and include all diversified equity funds (excluding sector funds and leveraged funds). Rankings are based on the fund’s total returns for the ten-year period ending December 29, 2009.
2	Source: Lipper Analytical Services

2	www.RSinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will change.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. Class B share performance quoted “with sales charge” reflects the maximum contingent deferred sales charge of 3.00%. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1%. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS INTERNATIONAL GROWTH FUND

Investment Style:

International Growth

RS International Growth Fund Commentary

Highlights

•

International equity markets got off to a dismal start in 2009, but rallied mid-year, buoyed by coordinated global government stimulus efforts. The rate of market recovery began to level off toward the end of the year, however.

•

For the twelve-month period, RS International Growth Fund delivered strong absolute returns, while also outperforming both of the Fund’s benchmarks, the MSCI EAFE Index[2] and the MSCI EAFE Growth Index[3].

•	During the fourth quarter we shifted the Fund’s investment focus to a more concentrated, high conviction growth strategy.

Market Overview

While it felt quite brave to be optimistic at the start of 2009, it seemed the obvious thing to be: confidence was at rock-bottom, policy measures were assumed to be completely ineffective, and it appeared to us that markets had become impervious to readily available evidence that the real world was much more resilient and robust than most of the financial sector had proven to be. It seemed that investors and financial markets were generating so much noise that it had drowned out the rest of the world.

The situation is more balanced now. Market indices have rebounded strongly from the low points reached last March — improvement that was all the more vigorous coming as a reaction against excessive pessimism. Investor confidence has also been boosted by growing signs of economic improvement, a turn in the inventory cycle, and an acceptance that, after several false starts, quantitative central bank easing is finally having the desired effect. Company profits have also been stronger than many anticipated at the start of the year. This is partly because expectations were so low, but also reflects the effects of aggressive cost-cutting.

Fund Performance Overview

RS International Growth Fund (Class A shares) returned 35.72% for the twelve-month period ended December 31, 2009. This compared with a 32.46% return for the MSCI EAFE Index and a 29.91% return for the MSCI EAFE Growth Index.

As bottom-up investors, we continue to select investments for the Fund on a stock-by-stock basis. Consequently, the Fund’s relative regional and sector weightings are primarily the result of our stock selection process, rather than broad allocation decisions.

Exposure to emerging markets was particularly positive for the Fund’s twelve-month performance, as many of these economies emerged earlier and stronger from the economic downturn. Stock selection was strong within the financials, energy, and industrial sectors and stock selection within European countries was beneficial to both absolute and relative returns.

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RS INTERNATIONAL GROWTH FUND

Outlook

Our view is broadly optimistic. We believe that the prospects for growth remain clearest in the emerging world. Nonetheless, we feel there is mounting evidence that many developed economies may also recover more quickly than expected.

Looking at emerging countries, we believe the shift to domestic growth in China is happening faster than it could have without the crisis. The Indian economy is also growing strongly, while Brazil is now lending to the IMF.

In the developed world, the corporate sector has come through the crisis in surprisingly robust shape, and we believe that a revival in capital expenditures and a recovery in employment may be closer than many expect.

We recognize that problems remain, but we believe they are mainly toxic legacies from the past, rather than portents for the future. Recessions are a cruel sorting process and some companies and countries may not really recover. That said, we continue to be generally optimistic and to expect the next decade to be better for equity investments than the last.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2009.

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RS INTERNATIONAL GROWTH FUND

Characteristics

Total Net Assets: $51,927,413

Geographical Location[1]

Top Ten Holdings[1]

Holding	Country	% of Total Net Assets
Petroleo Brasileiro S.A., ADR	Brazil	3.65%
Banco Santander S.A.	Spain	3.31%
Standard Chartered PLC	United Kingdom	2.87%
BHP Billiton Ltd.	Australia	2.78%
Canon, Inc.	Japan	2.75%
British American Tobacco PLC	United Kingdom	2.69%
Atlas Copco AB, Class B	Sweden	2.41%
Nintendo Co. Ltd.	Japan	2.21%
Tesco PLC	United Kingdom	2.17%
Toyota Motor Corp.	Japan	2.05%
Total		26.89%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2	The Morgan Stanley Capital International (MSCI) Index for Europe, Australasia, and Far East (EAFE) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike the Fund, the index does not incur fees or expenses.
3	The Morgan Stanley Capital International (MSCI) Growth Index for Europe, Australia, and Far East (EAFE) is generally considered to be representative of international stock market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

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RS INTERNATIONAL GROWTH FUND

Performance Update

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	35.72%	-4.18%	4.49%	-1.22%	5.91%
with maximum sales charge	29.25%	-5.73%	3.48%	-1.70%	5.61%
Class B Shares (5/1/96)
without sales charge	34.75%	-4.94%	3.49%	-2.11%	3.24%
with sales charge	31.75%	-5.56%	3.31%	-2.11%	3.24%
Class C Shares (8/7/00)
without sales charge	34.77%	-4.88%	3.65%	—	-0.66%
with sales charge	33.77%	-4.88%	3.65%	—	-0.66%
Class K Shares (5/15/01)
without sales charge	35.53%	-4.48%	4.20%	—	2.52%
Class Y Shares** (3/10/09)
without sales charge	—	—	—	—	72.17%
MSCI EAFE Index[2]	32.46%	-5.57%	4.02%	1.58%	6.95%	*
MSCI EAFE Growth Index[3]	29.91%	-4.41%	4.02%	-1.00%	4.93%	*

*	Since Class A shares inception. Since inception performance for the indices is measured from 1/31/93, the month end prior to the Fund’s commencement of operations.
**	RS International Growth Fund Class Y shares since inception return is not annualized and represents cumulative total return.

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RS INTERNATIONAL GROWTH FUND

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS International Growth Fund, in the MSCI EAFE Index, and in the MSCI EAFE Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made 10 years ago in Class B shares and upon the inception of Class C shares (8/7/00), and Class K shares (5/15/01) would have the following values as of December 31, 2009: $8,082 (Class B), $9,398 (Class C), and $12,399 (Class K). While Class B shares, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. A hypothetical $1,000,000 investment made upon the inception of Class Y shares (3/10/09) would have the following value as of December 31, 2009: $1,721,739. The MSCI EAFE Index was added on May 1, 2009 to RS International Growth Fund for a general comparison to an additional broad based International Index.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS EMERGING MARKETS FUND

Investment Style:

Emerging Growth

RS Emerging Markets Fund Commentary

Highlights

•

While international equity markets got off to a dismal start in 2009, they rebounded strongly mid-year, buoyed by coordinated global government stimulus efforts. Performance was particularly strong in the emerging markets, which delivered their strongest annual returns on record.

•	RS Emerging Markets Fund delivered robust absolute returns for the period, while also outperforming its benchmark, the MSCI Emerging Markets Index[2].

•	The Fund’s strong relative and absolute performance throughout 2009 reflected stock selection, rather than any particular theme, macro viewpoint or sector or country positioning.

Market Overview

Since the lows of March 2009, stock markets in the emerging economies have enjoyed strong rallies, fueled by cash-rich domestic consumer markets and, in aggregate, healthier corporate balance sheets than those of companies in the more developed economies. In particular, the stock markets of India, Brazil, Indonesia, and Russia all doubled in market capitalization over the past year.

We believe share price performance in these markets has been supported by investor confidence in the abilities of these emerging economies to not only withstand but blossom in this difficult macro environment. Having entered the downturn in decent shape, these economies have found their scope for implementing centralized fiscal and monetary stimulus to be unprecedented, both relative to their own histories and to the current capabilities of their developed market peers. Crucially, we believe their ability to lower interest rates and stimulate their economies from reserves rather than by borrowing from the credit markets has been a key differentiating factor. Nonetheless, there are still meaningful risks present in some markets, as the recent crisis in Dubai highlights.

Fund Performance Overview

RS Emerging Markets Fund (Class A shares) returned 92.96% for the twelve-month period ended December 31, 2009, outperforming a 79.02% return by the MSCI Emerging Markets Index.

Among the contributors to the Fund’s relative performance for the year were companies as diverse as BYD (a Chinese battery and auto producer), OGX (a Brazilian exploration and production-focused oil company), Garanti Bankasi (a Turkish bank), and Jindal Steel and Power (an Indian steel and power producer).

Throughout the year, the overall shape of the portfolio has remained relatively consistent, both in terms of its bias toward many of the more pro-cyclical sectors (information technology, consumer discretionary, and financials) and its overweight positions in some of the smaller emerging economies, such as Indonesia and Turkey.

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RS EMERGING MARKETS FUND

The Fund has also benefited from its increased relative positions in both India and China, two markets where we have found what we believe are many attractive new investment ideas.

In terms of positioning, we have recently been reducing holdings that we felt were no longer as attractively valued, following their strong share price performance of the past year.

Outlook

We believe that the fact that recent events in Dubai failed to cause more than a temporary wobble in emerging stock market performance perhaps highlights a renewed willingness on the part of investors to look beyond the weaknesses of individual countries, and instead judge each investment opportunity on its own merits. Nonetheless, the year ahead may bring a different collection of challenges, as policymakers negotiate the winding down of their stimulus programs, and while investors grapple with valuations that, in some cases, have moved considerably higher in a short time. Despite this appreciation, most emerging market shares still trade at a modest discount to their developed market counterparts — a gap that we believe should narrow over time. We would still argue, however, that emerging market share prices are not yet in bubble territory.

Inflationary concerns are gathering force and are likely to persist. The dilemma for most emerging market central bankers is how to cool domestic inflation and asset prices without attracting further capital flows. We believe India and South Korea are the most likely candidates to raise interest rates. Additionally, Brazil’s yield curve is pricing in the largest interest rate hikes of all emerging market countries, even though drastic monetary policy tightening there seems unlikely in our view. Higher interest rates would heighten upward pressure on emerging market currencies — an outcome that many policymakers seem inclined to avoid.

The emerging economies as a whole grew by around 2% in 2009, compared with an average 0.3% economic contraction in the developed economies for the same period. The resilience of these emerging economies marks a departure from their boom-and-bust of cycles of the past, when emerging markets were often the source of global economic instability. We believe that recent performance lends credence to the view that, with some exceptions, the emerging markets should grow at a faster pace than the global economy over the longer term.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. These risks are even greater when investing in emerging markets. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2009.

10	www.RSinvestments.com

RS EMERGING MARKETS FUND

Characteristics

Total Net Assets: $1,338,991,779

Geographical Location[1]

Top Ten Holdings[1]

Holding	Country	% of Total Net Assets
Samsung Electronics Co. Ltd.	South Korea	3.22%
Petroleo Brasileiro S.A., ADR	Brazil	2.66%
OGX Petroleo e Gas Participacoes S.A.	Brazil	2.48%
SINA Corp.	People's Republic of China	2.33%
Dragon Oil PLC	Other Emerging Markets Countries	2.30%
Hon Hai Precision Industry Co. Ltd.	Taiwan	2.23%
Turkiye Garanti Bankasi A.S.	Turkey	2.04%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	2.01%
Vale S.A., ADR	Brazil	1.99%
Jindal Steel & Power Ltd.	India	1.81%
Total		23.07%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2	The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index is generally considered to be representative of the stock market activity of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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RS EMERGING MARKETS FUND

Performance Update

Average Annual Total Returns

	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/1/97)
without sales charge	92.96%	7.10%	18.46%	12.58%	10.72%
with maximum sales charge	83.73%	5.37%	17.32%	12.03%	10.29%
Class B Shares (5/6/97)
without sales charge	91.62%	6.28%	17.48%	11.55%	9.50%
with sales charge	88.62%	5.69%	17.38%	11.55%	9.50%
Class C Shares (8/7/00)
without sales charge	91.61%	6.31%	17.55%	—	13.07%
with sales charge	90.61%	6.31%	17.55%	—	13.07%
Class K Shares (5/15/01)
without sales charge	92.21%	6.69%	18.04%	—	17.75%
Class Y Shares** (3/10/09)
without sales charge	—	—	—	—	115.89%
MSCI EM Index[2]	79.02%	5.42%	15.88%	10.11%	7.98%	*

*	Since Class A shares inception. Since inception performance for the index is measured from 4/30/97, the month end prior to the Fund’s commencement of operations.
**	RS Emerging Markets Fund Class Y shares since inception return is not annualized and represents cumulative total return.

12	www.RSinvestments.com

RS EMERGING MARKETS FUND

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Emerging Markets Fund and the MSCI EM Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made 10 years ago in Class B shares and upon the inception of Class C shares (8/7/00), and Class K shares (5/15/01) would have the following values as of December 31, 2009: $29,863 (Class B), $31,734 (Class C), and $40,949 (Class K). While Class B shares, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. A hypothetical $1,000,000 investment made upon the inception of Class Y shares (3/10/09) would have the following value as of December 31, 2009: $2,158,938.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

www.RSinvestments.com	13

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The following tables show the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Based on Actual Return		Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09	Expense Ratio During Period 7/1/09-12/31/09
RS International Growth Fund	Class A	$1,000.00	$1,235.70	$9.75	1.73%
	Class B	$1,000.00	$1,230.00	$13.88	2.47%
	Class C	$1,000.00	$1,231.80	$13.32	2.37%
	Class K	$1,000.00	$1,234.80	$11.04	1.96%
	Class Y	$1,000.00	$1,221.30	$23.23	4.15%

14	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09	Expense Ratio During Period 7/1/09-12/31/09
RS Emerging Markets Fund	Class A	$1,000.00	$1,351.70	$9.30	1.57%
	Class B	$1,000.00	$1,347.40	$13.02	2.20%
	Class C	$1,000.00	$1,346.30	$13.69	2.31%
	Class K	$1,000.00	$1,348.50	$11.36	1.92%
	Class Y	$1,000.00	$1,348.50	$7.18	1.21%
Based on Hypothetical Return (5% Return Before Expenses)
RS International Growth Fund	Class A	$1,000.00	$1,016.48	$8.79	1.73%
	Class B	$1,000.00	$1,012.76	$12.53	2.47%
	Class C	$1,000.00	$1,013.27	$12.01	2.37%
	Class K	$1,000.00	$1,015.33	$9.96	1.96%
	Class Y	$1,000.00	$1,004.29	$20.96	4.15%
RS Emerging Markets Fund	Class A	$1,000.00	$1,017.29	$7.98	1.57%
	Class B	$1,000.00	$1,014.11	$11.17	2.20%
	Class C	$1,000.00	$1,013.54	$11.75	2.31%
	Class K	$1,000.00	$1,015.53	$9.75	1.92%
	Class Y	$1,000.00	$1,019.09	$6.18	1.21%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

www.RSinvestments.com	15

Financial Information

Year Ended December 31, 2009

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL GROWTH FUND

December 31, 2009	Shares	Value
Common Stocks – 91.2%
Australia – 7.6%
BHP Billiton Ltd.	37,750	$1,444,569
Brambles Ltd.	115,086	697,987
James Hardie Industries N.V.(1)	31,300	238,077
Woodside Petroleum Ltd.	17,631	743,538
Woolworths Ltd.	33,805	847,858

		3,972,029
Brazil – 1.2%
B2W Companhia Global do Varejo	8,600	236,117
BM&F BOVESPA S.A.	53,600	377,140

		613,257
Denmark – 3.7%
Novo Nordisk A/S, Class B	11,893	759,269
Novozymes A/S, Class B	2,712	282,150
Vestas Wind Systems A/S(1)	14,344	873,303

		1,914,722
France – 4.6%
Essilor International S.A.	14,221	850,581
L’Oreal S.A.	8,826	985,739
PPR	4,529	543,639

		2,379,959
Germany – 4.7%
Adidas AG	14,268	772,832
Celesio AG	9,365	237,125
Q-Cells SE(1)	12,535	204,535
SAP AG	19,039	907,650
TUI AG(1)	36,117	301,957

		2,424,099
Hong Kong – 3.1%
Esprit Holdings Ltd.	90,891	603,031
Hong Kong Exchanges & Clearing Ltd.	36,600	651,202
Li & Fung Ltd.	60,400	248,558
Ports Design Ltd.	38,000	117,649

		1,620,440
India – 0.9%
Housing Development Finance Corp. Ltd.	3,600	206,913
Reliance Capital Ltd.	13,482	247,466

		454,379
Israel – 0.5%
Teva Pharmaceutical Industries Ltd., ADR	5,000	280,900

		280,900

18	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL GROWTH FUND

December 31, 2009	Shares	Value
Italy – 1.4%
Intesa Sanpaolo(1)	166,497	$749,240

		749,240
Japan – 18.1%
Canon, Inc.	33,600	1,429,292
Hoya Corp.	19,700	525,645
Japan Tobacco, Inc.	235	793,476
Kyocera Corp.	3,100	273,018
Mitsui Sumitomo Insurance Group Holdings, Inc.	36,400	929,699
Nintendo Co. Ltd.	4,800	1,146,417
Rakuten, Inc.	1,210	921,209
Rohm Co. Ltd.	5,200	339,367
SMC Corp.	6,800	776,437
Toyota Motor Corp.	25,300	1,066,672
Trend Micro, Inc.	7,000	265,890
Yamada Denki Co. Ltd.	10,090	680,688
Yamaha Motor Co. Ltd.(1)	20,700	261,795

		9,409,605
Luxembourg – 0.1%
Reinet Investments SCA(1)	3,406	53,583

		53,583
Mexico – 1.0%
America Movil S.A.B. de C.V., ADR, Series L	6,800	319,464
Wal-Mart de Mexico S.A.B. de C.V., Series V	47,700	212,575

		532,039
People’s Republic of China – 3.8%
Baidu, Inc., ADR(1)	1,100	452,353
China Merchants Bank Co. Ltd., H shares	127,500	331,742
China Unicom (Hong Kong) Ltd.	274,000	359,560
CNOOC Ltd.	296,000	460,395
Tencent Holdings Ltd.	17,000	368,107

		1,972,157
Russia – 1.6%
OAO Gazprom, ADR	31,950	806,805

		806,805
Singapore – 0.7%
Singapore Exchange Ltd.	62,000	365,067

		365,067
South Africa – 0.6%
Impala Platinum Holdings Ltd.	11,300	308,877

		308,877

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	19

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL GROWTH FUND

December 31, 2009	Shares	Value
South Korea – 1.5%
Samsung Electronics Co. Ltd.	810	$555,441
Samsung Fire & Marine Insurance Co. Ltd.	1,384	236,897

		792,338
Spain – 5.2%
Banco Santander S.A.	104,035	1,719,144
Industria de Diseno Textil S.A.	15,392	961,268

		2,680,412
Sweden – 6.0%
Atlas Copco AB, Class B	96,055	1,252,468
Oriflame Cosmetics S.A.	5,524	329,357
Sandvik AB	61,341	738,664
Svenska Handelsbanken AB, Class A	27,235	775,919

		3,096,408
Switzerland – 6.2%
ABB Ltd. (Reg S)(1)	21,551	415,273
Compagnie Financiere Richemont S.A., Class A	23,576	792,786
Geberit AG	3,062	542,828
Syngenta AG (Reg S)	3,150	889,584
UBS AG(1)	37,823	588,988

		3,229,459
Taiwan – 1.3%
Taiwan Semiconductor Mfg. Co. Ltd., ADR	57,607	659,024

		659,024
Turkey – 1.1%
Turkiye Garanti Bankasi A.S., ADR(2)	135,298	569,592

		569,592
United Kingdom – 16.3%
BG Group PLC	31,027	560,233
British American Tobacco PLC	43,000	1,395,925
Bunzl PLC	33,000	358,721
Capita Group PLC	27,680	334,693
Lloyds Banking Group PLC(1)	402,480	323,827
Meggitt PLC	129,023	540,133
Prudential PLC	75,000	767,720
Rolls-Royce Group PLC(1)	96,000	747,594
SABMiller PLC	19,000	558,488
Signet Jewelers Ltd.(1)	9,906	264,139
Standard Chartered PLC	58,957	1,488,424
Tesco PLC	163,000	1,124,503

		8,464,400
Total Common Stocks (Cost $42,632,605)		47,348,791

20	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL GROWTH FUND

December 31, 2009	Shares	Value
Preferred Stocks – 6.4%
Brazil – 5.4%
Itau Unibanco Holding S.A., ADR	39,940	$912,230
Petroleo Brasileiro S.A., ADR	44,700	1,894,833

		2,807,063
Germany – 1.0%
Porsche Automobil Holding SE	8,605	538,107

		538,107
Total Preferred Stocks (Cost $3,242,401)		3,345,170

	Principal Amount	Value
Repurchase Agreements – 1.1%

State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2009, maturity value of $577,000, due 1/4/2010(3)	$577,000	577,000
Total Repurchase Agreements (Cost $577,000)		577,000
Total Investments - 98.7% (Cost $46,452,006)		51,270,961
Other Assets, Net - 1.3%		656,452
Total Net Assets - 100.0%		$51,927,413

(1)	Non-income producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bill	0.00%	7/1/2010	$589,410

ADR – American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	21

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL GROWTH FUND

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks	$2,537,573	$44,811,218	*	$—	$47,348,791

Preferred Stocks	3,345,170	—		—	3,345,170

Repurchase Agreements	—	577,000		—	577,000

Total	$5,882,743	$45,388,218		$—	$51,270,961

*

Consists of certain foreign securities whose values were determined by a pricing service as a result of movement in the U.S. markets that exceeded a specified threshold. These investments in securities, common stocks with a value of $44,241,626, were classified as Level 2 rather than Level 1.

22	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

December 31, 2009	Shares	Value
Common Stocks – 86.7%
Brazil – 8.8%
B2W Companhia Global do Varejo	314,200	$8,626,513
BM&F BOVESPA S.A.	897,900	6,317,792
Lojas Renner S.A.	302,100	6,819,374
OGX Petroleo e Gas Participacoes S.A.	3,380,000	33,198,162
Petroleo Brasileiro S.A., ADR	748,100	35,669,408
Vale S.A., ADR	919,800	26,701,794

		117,333,043
India – 9.7%
ACC Ltd.	391,500	7,346,252
Cairn Energy PLC(1)	2,570,000	13,757,971
Hero Honda Motors Ltd.	315,500	11,644,870
Housing Development Finance Corp. Ltd.	224,000	12,874,600
Infrastructure Development Finance Co. Ltd.	2,950,800	9,775,769
Jindal Steel & Power Ltd.	1,605,838	24,244,516
Mahindra & Mahindra Ltd.	942,600	21,899,020
Reliance Capital Ltd.	942,494	17,299,735
Reliance Industries Ltd.	484,500	11,349,807

		130,192,540
Indonesia – 3.3%
PT Astra International Tbk	5,077,500	18,666,890
PT Bank Mandiri	23,765,000	11,713,273
PT Bank Rakyat Indonesia	17,646,500	14,183,072

		44,563,235
Malaysia – 0.5%
Public Bank Berhad	1,908,100	6,272,243

		6,272,243
Mexico – 4.4%
America Movil S.A.B. de C.V., ADR, Series L	466,500	21,916,170
Fomento Economico Mexicano S.A.B. de C.V., ADR	248,600	11,902,968
Grupo Financiero Banorte S.A.B. de C.V.	2,727,646	9,837,207
Wal-Mart de Mexico S.A.B. de C.V.	3,382,622	15,074,672

		58,731,017
People’s Republic of China – 21.1%
Baidu, Inc., ADR(1)	28,500	11,720,055
Bank of China Ltd., H shares	35,991,000	19,341,252
BYD Co. Ltd., H shares(1)	2,513,000	22,044,459
China Construction Bank Corp., H shares	24,715,000	21,110,197
China Life Insurance Co. Ltd., H shares	2,382,000	11,670,972
China Longyuan Power Group Corp., H shares(1)	10,904,000	14,119,762

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	23

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

December 31, 2009	Shares	Value
People’s Republic of China (continued)
China Merchants Bank Co. Ltd., H shares	5,678,550	$14,775,015
China National Building Material Co. Ltd., H shares	3,022,000	6,208,958
China Petroleum & Chemical Corp., H shares	14,928,000	13,171,246
China Shenhua Energy Co. Ltd., H shares	3,233,000	15,693,967
China South Locomotive and Rolling Stock Corp., H shares	13,950,000	10,187,230
China Taiping Insurance Holdings Co. Ltd.(1)	4,948,000	15,991,101
China Unicom Ltd.	9,728,000	12,765,702
CNPC Hong Kong Ltd.	14,910,000	19,700,611
Dongfeng Motor Group Co. Ltd., H shares	4,354,000	6,217,361
Evergrande Real Estate Group Ltd.(1)	17,688,000	9,809,684
Parkson Retail Group Ltd.	4,887,500	8,613,164
PetroChina Co. Ltd., H shares	9,912,000	11,783,868
Renhe Commercial Holdings	30,134,000	6,816,233
SINA Corp.(1)	690,200	31,183,236

		282,924,073
Russia – 3.7%
LUKOIL, ADR	200,100	11,339,068
Mobile TeleSystems, ADR	102,900	5,030,781
Rosneft Oil Co., GDR	2,120,200	18,095,818
Vimpel-Communications, ADR	302,800	5,629,052
X5 Retail Group N.V., GDR (Reg S)(1)	285,220	9,041,334

		49,136,053
South Africa – 4.1%
AngloGold Ashanti Ltd.	122,900	4,978,282
AngloGold Ashanti Ltd., ADR	129,400	5,199,292
Gold Fields Ltd.	1,359,400	17,851,426
Gold Fields Ltd., ADR	470,800	6,172,188
Massmart Holdings Ltd.	834,101	10,099,189
Naspers Ltd., N shares	274,600	11,113,107

		55,413,484
South Korea – 11.0%
Cheil Industries, Inc.	261,100	12,643,681
GLOVIS Co. Ltd.	103,300	10,079,211
Hyundai Development Co.	279,100	9,037,362
Hyundai Mobis	69,100	10,125,849
KB Financial Group, Inc.(1)	281,140	14,315,718
Mirae Asset Securities Co. Ltd.	164,700	9,177,178
NHN Corp.(1)	63,300	10,462,089
Samsung Electronics Co. Ltd.	62,900	43,132,394
Samsung Fire & Marine Insurance Co. Ltd.	72,100	12,341,262

24	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS FUND

December 31, 2009	Shares	Value
South Korea (continued)
Shinsegae Co. Ltd.	33,060	$15,270,033

		146,584,777
Taiwan – 10.3%
Advanced Semiconductor Engineering, Inc.	8,518,000	7,645,709
China Life Insurance Co. Ltd.(1)	20,096,264	15,528,372
China Steel Corp.	12,778,000	13,175,674
Evergreen Marine Corp.(1)	14,186,000	7,902,889
Far Eastern Department Stores Ltd.	11,520,474	13,212,672
Hon Hai Precision Industry Co. Ltd.	6,379,605	29,835,203
MediaTek, Inc.	467,186	8,117,147
Polaris Securities Co. Ltd.(1)	10,410,000	6,169,785
SinoPac Financial Holdings Co. Ltd.(1)	14,728,000	5,901,738
Taiwan Cement Corp.	3,849,000	4,086,976
Taiwan Semiconductor Manufacturing Co. Ltd.	13,326,534	26,859,273

		138,435,438
Thailand – 2.3%
Bank of Ayudhya Public Co. Ltd.	32,950,000	22,272,159
Thoresen Thai Agencies Public Co. Ltd.	10,075,800	8,220,488

		30,492,647
Turkey – 3.5%
Turkiye Garanti Bankasi A.S.	6,402,048	27,272,124
Turkiye Is Bankasi	4,650,305	19,636,670

		46,908,794
Vietnam – 0.0%
Vietnam Resource Investments Holdings Ltd.(1)(2)(3)	232,000	522,000

		522,000
Other African Countries – 1.7%
Afren PLC(1)	4,360,300	5,969,261
Kenmare Resources PLC(1)	11,094,570	3,942,391
Tullow Oil PLC	606,300	12,720,442

		22,632,094
Other Emerging Markets Countries – 2.3%
Dragon Oil PLC(1)	4,936,403	30,809,084

		30,809,084
Total Common Stocks (Cost $888,072,111)		1,160,950,522

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	25

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

December 31, 2009	Shares	Value
Preferred Stocks – 8.7%
Brazil – 7.2%
All America Latina Logistica (Units)	1,638,190	$15,337,448
Banco Bradesco S.A.	942,750	19,699,738
Bradespar S.A.	1,057,100	23,394,637
Comp. Lorenz S.A.(1)(2)(3)	4,700,000	—
Companhia Energetica de Minas Gerais	742,775	13,481,729
Itausa-Investimentos Itau S.A.	3,515,127	23,925,477

		95,839,029
Colombia – 0.4%
BanColombia S.A., ADR (Reg S)	133,000	6,052,830

		6,052,830
South Korea – 1.1%
Samsung Electronics Co. Ltd.	33,053	14,898,417

		14,898,417
Total Preferred Stocks (Cost $88,405,087)		116,790,276

	Warrants	Value
Warrants – 0.0%
Vietnam – 0.0%
Vietnam Resource Investments Holdings Ltd.(1)(2)(3)	23,200	—

		—
Total Warrants (Cost $0)		—

	Principal Amount	Value
Repurchase Agreements – 4.8%

State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2009, maturity value of $63,554,035, due 1/4/2010(4)	$63,554,000	63,554,000
Total Repurchase Agreements (Cost $63,554,000)		63,554,000
Total Investments - 100.2% (Cost $1,040,031,198)		1,341,294,798
Other Liabilities, Net - (0.2)%		(2,303,019)
Total Net Assets - 100.0%		$1,338,991,779

(1)	Non-income producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.

26	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS FUND

(3)	The table below presents securities deemed illiquid by the investment adviser.

Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets

Comp. Lorenz S.A.	4,700,000	$179,645	$—	6/27/1997	0.00%

Vietnam Resource Investments Holdings Ltd.	232,000	2,348,600	522,000	6/27/2007- 4/8/2008	0.04%

Vietnam Resource Investments Holdings Ltd. – Warrants	23,200	—	—	6/25/2008	0.00%

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	3.25%	12/31/2016	$64,825,138

ADR – American Depositary Receipt.

GDR – Global Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3(2)(3)	Total

Common Stocks	$240,998,664	$919,429,858	*	$522,000	$1,160,950,522

Preferred Stocks	101,891,859	14,898,417	*	—	116,790,276

Warrants	—	—		—	—

Repurchase Agreements	—	63,554,000		—	63,554,000

Total	$342,890,523	$997,882,275		$522,000	$1,341,294,798

*	Consists of certain foreign securities whose values were determined by a pricing service as a result of movement in the U.S. markets that exceeded a specified threshold. These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	27

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities

Balance as of 12/31/08	$—

Change in unrealized appreciation/depreciation	58,000

Net purchases/sales	—

Net transfers in and/or out of Level 3	464,000

Balance as of 12/31/09	$522,000

All net realized gains/losses and change in unrealized appreciation/depreciation in the table above are reflected on the accompanying Statement of Operations. Changes in net unrealized appreciation/depreciation for Level 3 investments held by the Fund at December 31, 2009 approximate the change in unrealized appreciation/depreciation in the table above.

28	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities As of December 31, 2009	RS International Growth	RS Emerging Markets
Assets
Investments, at value	$51,270,961	$1,341,294,798
Cash and cash equivalents	625	765
Foreign currency, at value	—	10,662,854
Receivable for Regulatory Settlements	693,193	10,315
Dividends/interest receivable	96,876	1,506,604
Receivable for fund shares subscribed	56,138	9,926,379

Total Assets	52,117,793	1,363,401,715

Liabilities
Payable for fund shares redeemed	81,903	693,245
Payable to adviser	34,922	1,108,481
Payable to distributor	5,622	95,015
Accrued foreign capital gains tax	4,036	3,427,345
Accrued trustees’ fees	820	14,330
Payable for investments purchased	—	18,620,329
Accrued expenses/other liabilities	63,077	451,191

Total Liabilities	190,380	24,409,936

Total Net Assets	$51,927,413	$1,338,991,779

Net Assets Consist of:
Paid-in capital	$64,969,387	$1,192,107,579
Distributions in excess of net investment income	—	(15,406,161)
Accumulated undistributed net investment income	663,085	—
Accumulated net realized loss from investments, foreign currency transactions and foreign capital gains tax	(18,521,420)	(135,544,034)
Net unrealized appreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	4,816,361	297,834,395

Total Net Assets	$51,927,413	$1,338,991,779

Investments, at Cost	$46,452,006	$1,040,031,198

Foreign Currency, at Cost	$—	$10,566,288

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	29

FINANCIAL INFORMATION

Statement of Assets and Liabilities (continued) As of December 31, 2009	RS International Growth	RS Emerging Markets
Pricing of Shares
Net Assets:
Class A	$28,302,697	$1,174,248,216
Class B	718,176	6,448,626
Class C	8,039,655	80,179,869
Class K	14,790,401	24,569,408
Class Y	76,484	53,545,660

Shares of Beneficial Interest Outstanding with no Par Value:
Class A	1,798,885	50,789,360
Class B	51,434	329,174
Class C	572,884	4,085,097
Class K	959,936	1,096,484
Class Y	4,829	2,314,917

Net Asset Value Per Share:
Class A	$15.73	$23.12
Class B	13.96	19.59
Class C	14.03	19.63
Class K	15.41	22.41
Class Y	15.84	23.13

Sales Charge Class A (Load)	4.75%	4.75%
Maximum Offering Price Per Class A Share	$16.51	$24.27

30	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Statement of Operations For the Year Ended December 31, 2009	RS International Growth	RS Emerging Markets
Investment Income
Dividends	$1,203,991	$12,591,382
Interest	96	6,869
Withholding taxes on foreign dividends	(105,636)	(1,518,312)

Total Investment Income	1,098,451	11,079,939

Expenses
Investment advisory fees	361,255	7,372,084
Distribution fees	227,044	2,394,962
Custodian fees	87,353	649,428
Transfer agent fees	77,603	1,253,711
Registration fees	63,539	82,624
Professional fees	45,224	120,577
Shareholder reports	21,012	259,488
Administrative service fees	9,532	123,410
Trustees’ fees	2,938	42,786
Insurance expense	2,246	25,797
Other expenses	2,160	43,945

Total Expenses	899,906	12,368,812

Less: Fee waiver by distributor	(24,592)	(29,957)
Less: Custody credits	(20)	(255)

Total Expenses, Net	875,294	12,338,600

Net Investment Income/(Loss)	223,157	(1,258,661)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax
Net realized loss from investments	(2,592,235)	(27,443,278)
Net realized loss from foreign currency transactions	(35,601)	(1,336,978)
Foreign capital gains tax	(1,546)	—
Net change in unrealized appreciation/depreciation on investments	15,846,448	468,063,350
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	5,317	175,382
Net change in accrued foreign capital gains tax	(4,036)	(3,504,815)

Net Gain on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax	13,218,347	435,953,661

Net Increase in Net Assets Resulting from Operations	$13,441,504	$434,695,000

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	31

FINANCIAL INFORMATION

Statement of Changes in Net Assets	RS International Growth

	For the Year Ended 12/31/09	For the Year Ended 12/31/08

Operations
Net investment income/(loss)	$223,157	$765,269
Net realized gain/(loss) from investments, foreign currency transactions and foreign capital gains tax	(2,629,382)	2,414,743
Net change in unrealized appreciation/depreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	15,847,729	(37,625,881)

Net Increase/(Decrease) in Net Assets Resulting from Operations	13,441,504	(34,445,869)

Distributions to Shareholders
Net investment income
Class A	—	(276,158)
Class B	—	(273)
Class C	—	(27,597)
Class K	—	(88,067)
Class Y	—	—
Net realized gain on investments
Class A	—	—
Class B	—	—
Class C	—	—
Class K	—	—
Return of capital
Class A	—	(29,667)
Class B	—	(3,403)
Class C	—	(8,546)
Class K	—	(13,894)

Total Distributions	—	(447,605)

Capital Share Transactions
Proceeds from sales of shares	5,049,328	9,618,915
Reinvestment of distributions	—	439,363
Cost of shares redeemed	(10,060,032)	(14,295,303)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(5,010,704)	(4,237,025)

Increase from Regulatory Settlements	710,395	—

Net Increase/(Decrease) in Net Assets	9,141,195	(39,130,499)

Net Assets
Beginning of year	42,786,218	81,916,717

End of year	$51,927,413	$42,786,218

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(4,579)

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$663,085	$—

Other Information:
Shares
Sold	393,482	577,417
Reinvested	—	39,837
Redeemed	(798,033)	(885,567)

Net Increase/(Decrease)	(404,551)	(268,313)

32	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Emerging Markets

For the Year Ended 12/31/09	For the Year Ended 12/31/08

$(1,258,661)	$1,457,951
(28,780,256)	(105,376,153)
464,733,917	(316,502,318)

434,695,000	(420,420,520)

(14,332,870)	—
(33,588)	—
(753,293)	—
(99,399)	—
(723,535)	—

—	(3,595,693)
—	(54,741)
—	(333,119)
—	(235,352)

—	—
—	—
—	—
—	—

(15,942,685)	(4,218,905)

820,672,869	639,950,413
13,550,493	3,841,977
(333,667,604)	(279,008,728)

500,555,758	364,783,662

13,384	—

919,321,457	(59,855,763)

419,670,322	479,526,085

$1,338,991,779	$419,670,322

$(15,406,161)	$—

$—	$(337,443)

41,991,388	32,457,751
613,545	324,952
(19,107,345)	(15,486,119)

23,497,588	17,296,584

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	33

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period since inception of each Fund’s share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gain/ (Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Returns of Capital	Total Distributions
RS International Growth Fund
Class A
Year Ended 12/31/09	$11.59	$0.09	[9]	$3.85	$3.94	$—	$—	$—	$—
Year Ended 12/31/08	20.70	0.27		(9.22)	(8.95)	(0.14)	—	(0.02)	(0.16)
Year Ended 12/31/07	18.59	0.18		2.44	2.62	(0.51)	—	—	(0.51)
Year Ended 12/31/06	15.28	0.06		3.35	3.41	(0.10)	—	—	(0.10)
Year Ended 12/31/05	13.26	0.07		2.00	2.07	(0.05)	—	—	(0.05)

Class B
Year Ended 12/31/09	$10.36	$(0.01)[9]		$3.41	$3.40	$—	$—	$—	$—
Year Ended 12/31/08	18.45	(0.71)		(7.36)	(8.07)	—	—	(0.02)	(0.02)
Year Ended 12/31/07	16.61	(0.32)		2.52	2.20	(0.36)	—	—	(0.36)
Year Ended 12/31/06	13.74	(0.50)		3.37	2.87	—	—	—	—
Year Ended 12/31/05	12.02	(0.46)		2.18	1.72	—	—	—	—

Class C
Year Ended 12/31/09	$10.41	$—	[5],9	$3.42	$3.42	$—	$—	$—	$—
Year Ended 12/31/08	18.60	0.12		(8.25)	(8.13)	(0.04)	—	(0.02)	(0.06)
Year Ended 12/31/07	16.76	—		2.23	2.23	(0.39)	—	—	(0.39)
Year Ended 12/31/06	13.82	(0.09)		3.03	2.94	—	—	—	—
Year Ended 12/31/05	12.06	(0.06)		1.82	1.76	—	—	—	—

Class K
Year Ended 12/31/09	$11.37	$0.06	[9]	$3.78	$3.84	$—	$—	$—	$—
Year Ended 12/31/08	20.31	0.21		(9.04)	(8.83)	(0.09)	—	(0.02)	(0.11)
Year Ended 12/31/07	18.25	0.05		2.44	2.49	(0.43)	—	—	(0.43)
Year Ended 12/31/06	15.03	0.02		3.29	3.31	(0.09)	—	—	(0.09)
Year Ended 12/31/05	13.06	0.03		1.98	2.01	(0.04)	—	—	(0.04)

Class Y
Period from 3/10/09[6] to 12/31/09[8]	$9.20	$(0.26)[9]		$6.70	$6.44	$—	$—	$—	$—

See notes to Financial Highlights on page 37.

34	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase from Regulatory Settlements	Redemption Fees		Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.20	$—		$15.73	35.72%	[3]	$28,303	1.73%		1.75%		0.71%		0.69%		99%
—	—		11.59	(43.23)%		23,622	1.50%		1.50%		1.42%		1.42%		35%
—	—		20.70	14.17%		48,629	1.52%	[4]	1.52%		0.65%		0.65%		25%
—	0.00	[5]	18.59	22.44%		48,304	1.73%		1.73%		0.37%		0.37%		25%
—	0.00	[5]	15.28	15.63%		39,786	1.86%		1.86%		0.48%		0.48%		28%

$0.20	$—		$13.96	34.75%	[3]	$718	2.59%		2.59%		(0.06)%		(0.06)%		99%
—	—		10.36	(43.76)%		2,322	2.35%		2.35%		0.59%		0.59%		35%
—	—		18.45	13.35%		5,338	2.30%		2.30%		(0.13)%		(0.13)%		25%
—	0.00	[5]	16.61	20.89%		5,478	2.97%		2.97%		(0.86)%		(0.86)%		25%
—	0.00	[5]	13.74	14.31%		5,518	3.05%		3.05%		(0.64)%		(0.64)%		28%

$0.20	$—		$14.03	34.77%	[3]	$8,040	2.43%		2.43%		(0.02)%		(0.02)%		99%
—	—		10.41	(43.68)%		5,946	2.23%		2.23%		0.66%		0.66%		35%
—	—		18.60	13.37%		10,317	2.24%		2.24%		(0.10)%		(0.10)%		25%
—	0.00	[5]	16.76	21.27%		9,189	2.65%		2.65%		(0.56)%		(0.56)%		25%
—	0.00	[5]	13.82	14.59%		7,660	2.81%		2.81%		(0.48)%		(0.48)%		28%

$0.20	$—		$15.41	35.53%	[3]	$14,790	1.96%		2.12%		0.45%		0.29%		99%
—	—		11.37	(43.45)%		10,896	1.85%		1.86%		1.04%		1.03%		35%
—	—		20.31	13.71%		17,633	1.96%		1.96%		0.17%		0.17%		25%
—	0.00	[5]	18.25	22.13%		14,560	1.96%		1.97%		0.09%		0.08%		25%
—	0.00	[5]	15.03	15.42%		10,804	2.06%		2.06%		0.25%		0.25%		28%

$0.20	$—		$15.84	72.17%	[3]	$76	3.69%	[7]	3.69%	[7]	(2.21)%	[7]	(2.21)%	[7]	99%

See notes to Financial Highlights on page 37.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	35

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/( Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Emerging Markets Fund
Class A
Year Ended 12/31/09	$12.14	$(0.02)[9]	$11.29	$11.27	$(0.29)	$—	$(0.29)
Year Ended 12/31/08	27.68	0.07	(15.49)	(15.42)	—	(0.12)	(0.12)
Year Ended 12/31/07	22.01	0.15	9.31	9.46	(0.35)	(3.44)	(3.79)
Year Ended 12/31/06	19.28	0.04	6.59	6.63	(0.03)	(3.87)	(3.90)
Year Ended 12/31/05	14.67	0.10	5.61	5.71	(0.05)	(1.05)	(1.10)

Class B
Year Ended 12/31/09	$10.28	$(0.11)[9]	$9.52	$9.41	$(0.10)	$—	$(0.10)
Year Ended 12/31/08	23.69	(0.52)	(12.77)	(13.29)	—	(0.12)	(0.12)
Year Ended 12/31/07	19.24	0.09	7.97	8.06	(0.17)	(3.44)	(3.61)
Year Ended 12/31/06	17.37	(0.06)	5.80	5.74	—	(3.87)	(3.87)
Year Ended 12/31/05	13.39	(0.04)	5.07	5.03	—	(1.05)	(1.05)

Class C
Year Ended 12/31/09	$10.35	$(0.13)[9]	$9.60	$9.47	$(0.19)	$—	$(0.19)
Year Ended 12/31/08	23.82	(0.01)	(13.34)	(13.35)	—	(0.12)	(0.12)
Year Ended 12/31/07	19.36	0.10	7.99	8.09	(0.19)	(3.44)	(3.63)
Year Ended 12/31/06	17.44	(0.05)	5.84	5.79	—	(3.87)	(3.87)
Year Ended 12/31/05	13.43	—	5.06	5.06	—	(1.05)	(1.05)

Class K
Year Ended 12/31/09	$11.71	$(0.07)[9]	$10.86	$10.79	$(0.09)	$—	$(0.09)
Year Ended 12/31/08	26.79	—	(14.96)	(14.96)	—	(0.12)	(0.12)
Year Ended 12/31/07	21.40	0.12	8.93	9.05	(0.22)	(3.44)	(3.66)
Year Ended 12/31/06	18.88	(0.02)	6.43	6.41	(0.02)	(3.87)	(3.89)
Year Ended 12/31/05	14.39	0.07	5.47	5.54	—	(1.05)	(1.05)

Class Y
Period from 3/10/09[6] to 12/31/09[8]	$10.88	$— [5,9]	$12.60	$12.60	$(0.35)	$—	$(0.35)

36	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Redemption Fees	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$23.12	92.96%	$1,174,248	1.61%	1.61%	(0.10)%	(0.10)%	61%
—	12.14	(55.70)%	362,998	1.58%	1.58%	0.41%	0.41%	82%
—	27.68	43.72%	356,732	1.59%	1.59%	0.72%	0.72%	49%
0.00[5]	22.01	35.79%	174,478	1.75%	1.78%	0.26%	0.23%	56%
0.00[5]	19.28	39.83%	121,194	1.78%	1.78%	0.78%	0.78%	38%

$—	$19.59	91.62%	$6,449	2.32%	2.33%	(0.76)%	(0.77)%	61%
—	10.28	(56.09)%	4,688	2.31%	2.31%	(0.39)%	(0.39)%	82%
—	23.69	42.70%	24,095	2.33%	2.33%	0.12%	0.12%	49%
0.00[5]	19.24	34.52%	17,290	2.62%	2.63%	(0.61)%	(0.62)%	56%
0.00[5]	17.37	38.56%	13,495	2.74%	2.74%	(0.05)%	(0.05)%	38%

$—	$19.63	91.61%	$80,180	2.34%	2.34%	(0.86)%	(0.86)%	61%
—	10.35	(56.04)%	28,897	2.31%	2.31%	(0.33)%	(0.33)%	82%
—	23.82	42.64%	50,031	2.33%	2.33%	0.08%	0.08%	49%
0.00[5]	19.36	34.68%	27,960	2.55%	2.57%	(0.56)%	(0.58)%	56%
0.00[5]	17.44	38.68%	17,895	2.68%	2.68%	(0.06)%	(0.06)%	38%

$—	$22.41	92.21%	$24,569	1.95%	1.95%	(0.40)%	(0.40)%	61%
—	11.71	(55.83)%	23,087	1.94%	1.94%	0.01%	0.01%	82%
—	26.79	43.06%	48,668	2.02%	2.02%	0.43%	0.43%	49%
0.00[5]	21.40	35.39%	32,354	2.06%	2.08%	(0.06)%	(0.08)%	56%
0.00[5]	18.88	39.44%	22,522	2.12%	2.12%	0.49%	0.49%	38%

$—	$23.13	115.89%	$53,546	1.22%	1.22%	0.02%	0.02%	61%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[3]

Without the effect of the income from regulatory settlements, the total returns would have been 33.91%, 32.82%, 32.95%, 33.69%, and 69.89% for Class A, Class B, Class C, Class K and Class Y, respectively.

[4]	Includes effect of overdraft expenses. In absence of this expense, Net Ratio of Expenses to Average Net Assets would be 1.51%.

[5]	Rounds to $0.00 per share.

[6]	Inception date.

[7]	Ratios have been annualized using the period from May 23, 2009 through December 31, 2009, to reflect the initial date when significant capital shares were sold.

[8]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[9]	Calculated based on the average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	37

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2009

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to two series offered by the Trust: RS International Growth Fund and RS Emerging Markets Fund (each a “Fund,” collectively the “Funds”). Both of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Funds offer Class A, B, C and K shares. Effective March 10, 2009, the Funds began offering Class Y shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, and differ only as to class-specific expenses and voting rights with respect to matters affecting fewer than all classes.

The Trust has an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of a Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

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NOTES TO FINANCIAL STATEMENTS

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and financial instruments (e.g. futures).

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NOTES TO FINANCIAL STATEMENTS

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2009, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

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NOTES TO FINANCIAL STATEMENTS

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When a forward contract is closed, a Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Foreign Capital Gains Tax Gains realized by the Funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for non-U.S. taxes likely to be payable upon the sale of such securities.

g. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

h. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

i. Custody Credits The Funds have entered into an arrangement with their custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS

j. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

k. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

l. Temporary Borrowings The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2009, the Funds borrowed from the facility as follows:

Fund	Amount Outstanding at 12/31/09	Average Borrowing*	Average Interest Rate*
RS International Growth Fund	$—	$43,265	0.76%
RS Emerging Markets Fund	—	1,075,148	0.80%
*	For the year ended December 31, 2009, based on the number of days borrowings were outstanding.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS International Growth Fund	0.80%
RS Emerging Markets Fund	1.00%

RS Investments has entered into a Sub-Advisory Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by The Guardian Insurance & Annuity Company, Inc. (“GIAC”), a wholly owned subsidiary of Guardian

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NOTES TO FINANCIAL STATEMENTS

Life and an affiliate of GIS, and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees to GBG at annual rates of 0.76% and 0.95% of the average daily net assets of RS International Growth Fund and RS Emerging Markets Fund, respectively. Payment of the sub-investment advisory fees does not represent a separate or additional expense to the Funds. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Funds subject to the supervision of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee payable at the annual rate of 0.40% of RS International Growth Fund’s average daily net assets and 0.50% of RS Emerging Markets Fund’s average daily net assets is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fees does not represent a separate or additional expense to the Funds.

Pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2010, expense limitations have been imposed whereby RS Investments and certain affiliates, including GIS, agreed to limit the Funds’ total annual fund operating expenses to the following rates:

Fund	Expense Limitation
	Class A	Class B	Class C	Class K	Class Y
RS International Growth Fund	1.73%	2.97%	2.65%	1.96%	—
RS Emerging Markets Fund*	1.65%	2.52%	2.45%	1.96%	—
*	Effective May 1, 2009, the expense limitation with respect to the Fund’s total annual fund operating expenses was lowered pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2010. The expense limitation in effect from January 1, 2009 through April 30, 2009 was 1.75% for Class A, 2.62% for Class B, 2.55% for Class C, and 2.06% for Class K.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the year ended December 31, 2009, GIS received distribution fees as follows:

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NOTES TO FINANCIAL STATEMENTS

Fund		Annual Rate	Distribution Fees
RS International Growth Fund	Class A	0.25%	$60,649
	Class B	1.00%	22,421
	Class C	1.00%	65,698
	Class K	0.65%	78,276
	Class Y	0.00%	—
RS Emerging Markets Fund	Class A	0.25%	1,577,055
	Class B	1.00%	68,321
	Class C	1.00%	519,676
	Class K	0.65%	229,910
	Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS makes payments from the amounts it receives from the Funds pursuant to the distribution plan for any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer Agent Fees.”

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of GIAC and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2009, PAS informed the Trust it received $2,192,311 directly or indirectly from GIS as continuing compensation for its services on behalf of all series in the Trust.

For the year ended December 31, 2009, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS International Growth Fund	$3,904
RS Emerging Markets Fund	156,340

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2009, GIS received CDSL charges as follows:

Fund	CDSL
RS International Growth Fund	$964
RS Emerging Markets Fund	22,636

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NOTES TO FINANCIAL STATEMENTS

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2009 and December 31,2008, was as follows:

	Ordinary Income		Long-Term Capital Gain		Return of Capital
Fund	2009	2008	2009	2008	2009	2008
RS International Growth Fund	$—	$392,095	$—	$—	$—	$55,510
RS Emerging Markets Fund	15,942,685	—	—	4,218,905	—	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
RS International Growth Fund	$(407,475)	$444,507	$(37,032)
RS Emerging Markets Fund	(72,703)	2,132,628	(2,059,925)

See the chart below for the tax basis of distributable earnings as of December 31, 2009.

Fund	Undistributed Ordinary Income
RS International Growth Fund	$670,250
RS Emerging Markets Fund	15,134,852

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, neither Fund utilized capital loss carryovers.

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NOTES TO FINANCIAL STATEMENTS

See the chart for capital loss carryovers available to the Funds at December 31, 2009.

	Expiring
Fund	2010	2011	2016	2017	Total
RS International Growth Fund	$6,389,486	$8,510,520	$—	$3,434,797	$18,334,803
RS Emerging Markets Fund	—	—	36,713,281	67,511,931	104,225,212

In determining its taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS International Growth Fund	$159,320
RS Emerging Markets Fund	—

b. Tax Basis of Investments The cost of investments (excluding foreign currency related transactions) for federal income tax purposes at December 31, 2009, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS International Growth Fund	$46,486,462	$4,784,499	$6,086,094	$(1,301,595)
RS Emerging Markets Fund	1,101,892,427	239,402,371	251,729,094	(12,326,723)

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS International Growth Fund

	For the Year ended 12/31/09		For the Year ended 12/31/08
	Shares	Amount	Shares	Amount
Class A
Shares sold	235,121	$3,087,474	391,496	$6,510,752
Shares reinvested	—	—	26,635	297,933
Shares redeemed	(475,169)	(5,911,064)	(728,000)	(11,877,244)

Net decrease	(240,048)	$(2,823,590)	(309,869)	$(5,068,559)

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NOTES TO FINANCIAL STATEMENTS

RS International Growth Fund — continued

	For the Year ended 12/31/09		For the Year ended 12/31/08
	Shares	Amount	Shares	Amount
Class B
Shares sold	5,791	$70,095	6,716		$134,767
Shares reinvested	—	—	361		3,612
Shares redeemed	(178,420)	(2,418,880)	(72,383)		(1,112,685)

Net decrease	(172,629)	$(2,348,785)	(65,306)		$(974,306)

Class C
Shares sold	15,744	$191,379	18,304		$319,482
Shares reinvested	—	—	3,564		35,857
Shares redeemed	(14,174)	(152,060)	(5,180)		(70,278)

Net increase	1,570	$39,319	16,688		$285,061

Class K
Shares sold	131,997	$1,638,568	160,901		$2,653,914
Shares reinvested	—	—	9,277		101,961
Shares redeemed	(130,270)	(1,578,028)	(80,004)		(1,235,096)

Net increase	1,727	$60,540	90,174		$1,520,779

Class Y*
Shares sold	4,829	$61,812	NA	$	NA

Net increase	4,829	$61,812	NA	$	NA

*	Inception date was March 10, 2009.

RS Emerging Markets Fund

	For the Year ended 12/31/09		For the Year ended 12/31/08
	Shares	Amount	Shares	Amount
Class A
Shares sold	35,711,045	$701,347,775	30,797,411	$606,824,331
Shares reinvested	547,161	12,190,743	268,939	3,235,293
Shares redeemed	(15,366,746)	(259,522,761)	(14,055,407)	(254,648,815)

Net increase	20,891,460	$454,015,757	17,010,943	$355,410,809

Class B
Shares sold	146,129	$2,377,698	131,613	$2,639,870
Shares reinvested	1,495	28,253	5,064	51,605
Shares redeemed	(274,312)	(5,018,477)	(698,047)	(12,162,141)

Net decrease	(126,688)	$(2,612,526)	(561,370)	$(9,470,666)

Class C
Shares sold	2,888,346	$50,088,100	1,234,048	$24,576,887
Shares reinvested	33,158	627,348	30,693	320,515
Shares redeemed	(1,628,212)	(29,465,946)	(573,144)	(9,196,707)

Net increase	1,293,292	$21,249,502	691,597	$15,700,695

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NOTES TO FINANCIAL STATEMENTS

RS Emerging Markets Fund — continued

	For the Year ended 12/31/09		For the Year ended 12/31/08
	Shares	Amount	Shares	Amount
Class K
Shares sold	816,913	$15,118,198	294,679		$5,909,325
Shares reinvested	4,543	98,140	20,256		234,564
Shares redeemed	(1,696,849)	(36,689,240)	(159,521)		(3,001,065)

Net increase/(decrease)	(875,393)	$(21,472,902)	155,414		$3,142,824

Class Y*
Shares sold	2,428,955	$51,741,098	NA	$	NA
Shares reinvested	27,188	606,009	NA		NA
Shares redeemed	(141,226)	(2,971,180)	NA		NA

Net increase	2,314,917	$49,375,927	NA	$	NA

*	Inception date was March 10, 2009.

b. Shareholder Concentration As of December 31, 2009, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS International Growth Fund	2	48.40%
RS Emerging Markets Fund	3	33.35%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2009, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS International Growth Fund	$43,482,030	$46,922,978
RS Emerging Markets Fund	887,595,149	437,102,033

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, the Funds may be subject to a greater risk of loss than

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NOTES TO FINANCIAL STATEMENTS

that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 6 Regulatory Settlements

During the year ended December, 31, 2009, the Funds received payments relating to certain regulatory settlements which were distributed at the direction of the Securities and Exchange Commission. These payments were as follows:

Fund	Amount
RS International Growth Fund*	$710,395
RS Emerging Markets Fund	13,384
*	See the Financial Highlights for impacts to net asset value per share and total return.

These payments are included in “Increase from Regulatory Settlements” on the Statement of Changes in Net Assets. For RS Emerging Markets Fund, the payments resulted in less than a $0.01 impact to net asset value per share as well as a less than 0.01% performance impact to the total return for the year ended December 31, 2009.

Note 7 Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Funds’ financial statements through February 19, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS International Growth Fund

RS Emerging Markets Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS International Growth Fund and RS Emerging Markets Fund (two of the portfolios constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for the year ended December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2010

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TAX DESIGNATION (UNAUDITED)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2009 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS Emerging Markets Fund	37.5%

Dividends Received Deduction:

RS Emerging Markets Fund	0%

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Investment Trust

The Board of Trustees of the RS Investment Trust, including all the disinterested Trustees, met in person on August 11 - 12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for

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SUPPLEMENTAL INFORMATION (UNAUDITED)

example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by

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SUPPLEMENTAL INFORMATION (UNAUDITED)

RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. He said that the Trustees had considered generally the continuing

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SUPPLEMENTAL INFORMATION (UNAUDITED)

favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

RS Investments has provided all necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	34	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder, TriLine Global, an investment firm; formerly, President, Titus Development Group, LLC, a Consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	34	None

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees (continued)
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	34	None
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	34	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co-President and Co-Principal Executive Officer November 2004 through September 2005; Treasurer and Principal Financial and Accounting Officer May 2004 through September 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments.	34	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm.	N/A	N/A

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.
***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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388 Market Street San Francisco CA 94111

www.RSinvestments.com | 800-766-3863

Six-time winner of Dalbar Service Award EB 015099 (12/09)

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments or waivers granted with respect to the Code of Ethics during the year ended December 31, 2009.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Judson Bergman is an audit committee financial expert serving on its audit committee. This individual is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)-(d)

Fees for services rendered to the registrant by its principal accountant.

Fiscal Year Ended	Audit Fees *	Audit-Related Fees	Tax Fees *	All Other Fees
December 31, 2008	$729,529	$—	$185,870	$—
December 31, 2009	$650,081	$—	$202,308	$—

*	Fees are exclusive of out-of-pocket expenses.

Fees for services rendered by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement related directly to the operations and financial reporting of the registrant.

Fiscal Year Ended	Audit-Related Fees	Tax Fees *	All Other Fees *
December 31, 2008	$—	$89,700	$—
December 31, 2009	$—	$11,700	$200,000

*	Fees are exclusive of out-of-pocket expenses.

Audit-Related Fees represent fees billed in the registrant’s last two fiscal years for services traditionally performed by the registrant’s auditor, including accounting consultation concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the registrant’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed in the registrant’s last two fiscal years for services relating to examination of investment management controls.

(e)(1)	The registrant’s Audit Committee pre-approves at least annually audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, the chairman of the Audit Committee is authorized to pre-approve a proposed engagement that arises between meetings of the Audit Committee and that needs to commence prior to the next meeting of the Audit Committee. That approval is reported to the Audit Committee at its next meeting.

(e)(2)	None, or 0%, of services relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant are $561,585 for 2008 and $479,401 for 2009.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Investment Trust

By (Signature and Title)*	/S/ TERRY R. OTTON
Terry R. Otton, President (Principal Executive Officer)

Date: March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ TERRY R. OTTON
Terry R. Otton, President (Principal Executive Officer)

Date: March 5, 2010

By (Signature and Title)*	/S/ JAMES E. KLESCEWSKI
James E. Klescewski, Treasurer (Principal Financial Officer)

Date: March 5, 2010